As filed with the Securities and Exchange Commission on December 16, 2010

Registration No. 333-144884

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

POST-EFFECTIVE

AMENDMENT NO. 4

TO

FORM S-1

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

ARAMARK Corporation

(Exact name of registrant as specified in its charter)

Delaware	95-2051630
(State of Incorporation)	(I.R.S. Employer Identification No.)

ARAMARK Tower

1101 Market Street

Philadelphia, Pennsylvania 19107

(215) 238-3000

(Address, including zip code, and telephone number, including area code, of registrants’ principal executive offices)

Harold B. Dichter, Esq.

Assistant Secretary

ARAMARK Corporation

ARAMARK Tower

1101 Market Street

Philadelphia, Pennsylvania 19107

(215) 238-3000

(Name, address, including zip code, and telephone number, including area code, of agent for service)

With a copy to:

Joseph H. Kaufman, Esq.

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, New York 10017-3954

(212) 455-2000

Approximate date of commencement of proposed offer: As soon as practicable after this Registration Statement is declared effective.

If any of the securities being registered on this Form are being offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box.  ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

Indicate by check mark whether the registrant is a large accelerated filed, an accelerated filer, a non-accelerated filed, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer,” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check One):

Large Accelerated Filer ☐	Accelerated Filer ☐
Non-accelerated Filer ☒	Smaller Reporting Company ☐
(Do not check if a smaller reporting company)

CALCULATION OF REGISTRATION FEE

Title of Each Class of Securities to be Registered	Amount to be Registered	Proposed Maximum Aggregate Offering Price	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee
5.00% Senior Notes due 2012	(1)	(1)	(1)	(1)
8.50% Senior Notes due 2015	(1)	(1)	(1)	(1)
Senior Floating Rate Notes due 2015	(1)	(1)	(1)	(1)
Guarantees of 8.50% Senior Notes due 2015(2)	(1)(3)	(1)(3)	(1)(3)	(1)(3)
Guarantees of Senior Floating Rate Notes due 2015(2)	(1)(3)	(1)(3)	(1)(3)	(1)(3)

(1)	An indeterminate amount of securities are being registered hereby to be offered solely for market-making purposes by specified affiliates of the registrants. Pursuant to Rule 457(q) under the Securities Act of 1933, as amended, no filing fee is required.
(2)	See inside page for additional registrant guarantors.
(3)	Pursuant to Rule 457 (n) under the Securities Act, no separate filing fee is required for the guarantees.

The Registrants hereby amend this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrants shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

TABLE OF REGISTRANT GUARANTORS FOR 8.50% SENIOR NOTES DUE 2015 AND SENIOR FLOATING RATE NOTES DUE 2015

Exact Name of Registrant as Specified in its Charter	State or other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number (IF NONE WRITE N/A)	Address, Including Zip Code, of Registrant’s Principal Executive Offices	Phone Number
Addison Concessions, Inc.	Delaware	23-3068280	c/o 1101 Market Street, Philadelphia, PA 19107	215-238-3000

American Snack & Beverage, LLC	Florida	65-0099517	c/o 1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK American Food Services, LLC	Ohio	34-4197320	c/o 1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Asia Management, LLC	Delaware	20-1697406	c/o 1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Aviation Services Limited Partnership	Delaware	36-3940986	2300 Warrenville Road Downer’s Grove, IL 60515	215-238-3000

ARAMARK Business Dining Services of Texas, LLC	Texas	23-2573583	1199 S. Belt Line Rd., Coppell, TX 75019	215-238-3000

ARAMARK Campus, LLC	Delaware	23-3102688	c/o 1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Capital Asset Services, LLC	Wisconsin	39-1551693	2300 Warrenville Road Downer’s Grove, IL 60515	215-238-3000

ARAMARK Cleanroom Services, LLC	Delaware	23-2062167	115 North First Street, Burbank, CA 91502	215-238-3000

ARAMARK Cleanroom Services (Puerto Rico), Inc.	Delaware	20-2644041	115 North First Street, Burbank, CA 91502	215-238-3000

ARAMARK Clinical Technology Services, LLC	Delaware	33-0694408	2300 Warrenville Road Downer’s Grove, IL 60515	215-238-3000

ARAMARK Confection, LLC	Delaware	36-2392940	c/o 1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Consumer Discount Company	Pennsylvania	23-2704523	c/o 1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Correctional Services, LLC	Delaware	23-2778485	c/o 1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK CTS, LLC	Delaware	36-4503103	2300 Warrenville Road Downer’s Grove, IL 60515	215-238-3000

ARAMARK Distribution Services, Inc.	Illinois	36-1164580	115 North First Street, Burbank, CA 91502	215-238-3000

ARAMARK Educational Group, LLC	Delaware	23-2573586	c/o 1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Educational Services of Texas, LLC	Texas	23-1717332	1199 S. Belt Line Rd., Coppell, TX 75019	215-238-3000

ARAMARK Educational Services of Vermont, Inc.	Vermont	23-2263511	c/o 1101 Market Street, Philadelphia, PA 19107	215-238-3000

Exact Name of Registrant as Specified in its Charter	State or other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number (IF NONE WRITE N/A)	Address, Including Zip Code, of Registrant’s Principal Executive Offices	Phone Number
ARAMARK Educational Services, LLC	Delaware	23-1354443	c/o 1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Engineering Associates, LLC	Delaware	36-4358960	2300 Warrenville Road Downer’s Grove, IL 60515	215-238-3000

ARAMARK Entertainment, LLC	Delaware	11-2145117	c/o 1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Executive Management Services USA, Inc.	Delaware	23-3029011	c/o 1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Facilities Management, LLC	Delaware	23-2636400	c/o 1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Facility Management Corporation of Iowa	Iowa	13-3444248	c/o 1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Facility Services, LLC	Delaware	20-8482211	2300 Warrenville Road Downer’s Grove, IL 60515	215-238-3000

ARAMARK FHC Business Services, LLC	Delaware	85-0485361	c/o 1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK FHC Campus Services, LLC	Delaware	85-0485370	c/o 1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK FHC Correctional Services, LLC	Delaware	85-0485374	c/o 1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK FHC Healthcare Support Services, LLC	Delaware	85-0485377	c/o 1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK FHC Kansas, Inc.	Kansas	04-3719118	c/o 1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK FHC Refreshment Services, LLC	Delaware	85-0485381	c/o 1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK FHC School Support Services, LLC	Delaware	85-0485386	c/o 1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK FHC Services, LLC	Delaware	16-1653189	c/o 1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK FHC Sports and Entertainment Services, LLC	Delaware	85-0485389	c/o 1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK FHC, LLC	Delaware	02-0652458	c/o 1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Food and Support Services Group, Inc.	Delaware	23-2573585	c/o 1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Food Service, LLC	Delaware	23-0404985	c/o 1101 Market Street, Philadelphia, PA 19107	215-238-3000

Exact Name of Registrant as Specified in its Charter	State or other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number (IF NONE WRITE N/A)	Address, Including Zip Code, of Registrant’s Principal Executive Offices	Phone Number
ARAMARK Food Service Corporation of Kansas	Kansas	13-3703705	c/o 1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Food Service of Texas, LLC	Texas	74-1310443	2005 Lake Robbins Drive, Spring 77380	215-238-3000

ARAMARK FSM, LLC	Delaware	37-1462108	c/o 1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Healthcare Support Services of Texas, Inc.	Texas	23-2575102	2005 Lake Robbins Drive, Spring 77380	215-238-3000

ARAMARK Healthcare Support Services of the Virgin Islands, Inc.	Delaware	23-2654936	c/o 1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Healthcare Support Services, LLC	Delaware	23-1530221	c/o 1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK/HMS, LLC	Delaware	51-0363060	c/o 1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK India Holdings LLC	Delaware	20-5396223	c/o 1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Industrial Services, LLC	Delaware	38-2712298	2300 Warrenville Road Downer’s Grove, IL 60515	215-238-3000

ARAMARK Japan, Inc.	Delaware	37-1437224	c/o 1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Kitty Hawk, Inc.	Idaho	23-2167428	c/o 1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Management Services Limited Partnership	Delaware	36-3797749	2300 Warrenville Road Downer’s Grove, IL 60515	215-238-3000

ARAMARK Marketing Services Group, Inc.	Delaware	23-1630859	c/o 1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Organizational Services, Inc.	Delaware	23-3029013	c/o 1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK RAV, LLC	Delaware	38-3655870	115 North First Street, Burbank, CA 91502	215-238-3000

ARAMARK RBI, Inc.	Delaware	23-2732825	c/o 1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Refreshment Services, LLC	Delaware	23-1673482	c/o 1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Schools, LLC	Delaware	23-3102689	c/o 1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK SCM, Inc.	Delaware	04-3652050	c/o 1101 Market Street, Philadelphia, PA 19107	215-238-3000

Exact Name of Registrant as Specified in its Charter	State or other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number (IF NONE WRITE N/A)	Address, Including Zip Code, of Registrant’s Principal Executive Offices	Phone Number
ARAMARK Senior Living Services, LLC	Delaware	20-0648583	2300 Warrenville Road Downer’s Grove, IL 60515	215-238-3000

ARAMARK Senior Notes Company	Delaware	23-2693518	c/o 1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Services Management of HI, Inc.	Hawaii	23-2983665	c/o 1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Services Management of IL, Inc.	Illinois	23-2983669	c/o 1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Services Management of MI, Inc.	Michigan	23-2983689	c/o 1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Services Management of NJ, Inc.	New Jersey	23-2983702	c/o 1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Services Management of OH, Inc.	Ohio	23-2983707	c/o 1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Services Management of SC, Inc.	South Carolina	23-2983715	c/o 1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Services Management of WI, Inc.	Wisconsin	23-2983725	c/o 1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Services of Kansas, Inc.	Kansas	23-2525399	c/o 1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Services of Puerto Rico, Inc.	Delaware	66-0231810	c/o 1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK SM Management Services, Inc.	Delaware	36-3744854	2300 Warrenville Road Downer’s Grove, IL 60515	215-238-3000

ARAMARK SMMS LLC	Delaware	23-3099982	2300 Warrenville Road Downer’s Grove, IL 60515	215-238-3000

ARAMARK SMMS Real Estate LLC	Delaware	23-3099984	2300 Warrenville Road Downer’s Grove, IL 60515	215-238-3000

ARAMARK Sports and Entertainment Group, LLC	Delaware	23-2573588	c/o 1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Sports and Entertainment Services, LLC	Delaware	23-1664232	c/o 1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Sports and Entertainment Services of Texas, LLC	Texas	23-2573584	2005 Lake Robbins Drive, Spring 77380	215-238-3000

ARAMARK Sports Facilities, LLC	Delaware	20-3808955	c/o 1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Sports, LLC	Delaware	23-3102690	c/o 1101 Market Street, Philadelphia, PA 19107	215-238-3000

Exact Name of Registrant as Specified in its Charter	State or other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number (IF NONE WRITE N/A)	Address, Including Zip Code, of Registrant’s Principal Executive Offices	Phone Number
ARAMARK Summer Games 1996, LLC	Delaware	23-2820402	c/o 1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK U.S. Offshore Services, LLC	Delaware	23-3020180	c/o 1101 Market Street, Philadelphia, PA 19107	215-238-3000

ARAMARK Uniform & Career Apparel Group, Inc.	Delaware	23-2816365	115 North First Street, Burbank, CA 91502	215-238-3000

ARAMARK Uniform & Career Apparel, LLC	Delaware	95-3082883	115 North First Street, Burbank, CA 91502	215-238-3000

ARAMARK Uniform Manufacturing Company	Delaware	23-2449947	115 North First Street, Burbank, CA 91502	215-238-3000

ARAMARK Uniform Services (Matchpoint) LLC	Delaware	20-5396299	115 North First Street, Burbank, CA 91502	215-238-3000

ARAMARK Uniform Services (Midwest) LLC	Delaware	20-4799404	115 North First Street, Burbank, CA 91502	215-238-3000

ARAMARK Uniform Services (Texas) LLC	Delaware	20-4488401	115 North First Street, Burbank, CA 91502	215-238-3000

ARAMARK Uniform Services (Baltimore) LLC	Delaware	20-4488478	115 North First Street, Burbank, CA 91502	215-238-3000

ARAMARK Uniform Services (Rochester) LLC	Delaware	75-3102371	115 North First Street, Burbank, CA 91502	215-238-3000

ARAMARK Uniform Services (Santa Ana) LLC	Delaware	20-0989729	115 North First Street, Burbank, CA 91502	215-238-3000

ARAMARK Uniform Services (Syracuse) LLC	Delaware	61-1437731	115 North First Street, Burbank, CA 91502	215-238-3000

ARAMARK Uniform Services (West Adams) LLC	Delaware	20-2038791	115 North First Street, Burbank, CA 91502	215-238-3000

ARAMARK Venue Services, Inc.	Delaware	23-2986471	c/o 1101 Market Street, Philadelphia, PA 19107	215-238-3000

Delsac VIII, Inc.	Delaware	23-2449950	115 North First Street, Burbank, CA 91502	215-238-3000

Fine Host Holdings, LLC	Delaware	47-1567694	c/o 1101 Market Street, Philadelphia, PA 19107	215-238-3000

Galls, an ARAMARK Company, LLC	Delaware	20-3545989	2680 Palumbo Dr. Lexington, KY 40509	215-238-3000

Harrison Conference Associates, LLC	Delaware	11-2516961	c/o 1101 Market Street, Philadelphia, PA 19107	215-238-3000

Harrison Conference Center of Glen Cove, Inc.	New York	11-2385640	c/o 1101 Market Street, Philadelphia, PA 19107	215-238-3000

Harrison Conference Center of Lake Bluff, Inc.	Illinois	36-2679415	c/o 1101 Market Street, Philadelphia, PA 19107	215-238-3000

Exact Name of Registrant as Specified in its Charter	State or other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number (IF NONE WRITE N/A)	Address, Including Zip Code, of Registrant’s Principal Executive Offices	Phone Number
Harrison Conference Services of Massachusetts, LLC	Massachusetts	04-2528586	c/o 1101 Market Street, Philadelphia, PA 19107	215-238-3000

Harrison Conference Services of North Carolina, LLC	North Carolina	11-3092159	c/o 1101 Market Street, Philadelphia, PA 19107	215-238-3000

Harrison Conference Services of Princeton, Inc.	New Jersey	11-2730949	c/o 1101 Market Street, Philadelphia, PA 19107	215-238-3000

Harrison Conference Services of Wellesley, LLC	Massachusetts	04-2969190	c/o 1101 Market Street, Philadelphia, PA 19107	215-238-3000

Harry M. Stevens, LLC	Delaware	20-8482129	c/o 1101 Market Street, Philadelphia, PA 19107	215-238-3000

Harry M. Stevens, Inc. of New Jersey	New Jersey	13-5589767	c/o 1101 Market Street, Philadelphia, PA 19107	215-238-3000

Harry M. Stevens, Inc. of Penn.	Pennsylvania	13-6097356	c/o 1101 Market Street, Philadelphia, PA 19107	215-238-3000

Kowalski-Dickow Associates, LLC	Wisconsin	39-1453115	2300 Warrenville Road Downer’s Grove, IL 60515	215-238-3000

L&N Uniform Supply, LLC	California	95-2309531	115 North First Street, Burbank, CA 91502	215-238-3000
Lake Tahoe Cruises, LLC	California	94-2599810	c/o 1101 Market Street, Philadelphia, PA 19107	215-238-3000

Landy Textile Rental Services, LLC	Delaware	20-8482253	115 North First Street, Burbank, CA 91502	215-238-3000

MyAssistant, Inc.	Pennsylvania	23-3050214	c/o 1101 Market Street, Philadelphia, PA 19107	215-238-3000

Overall Laundry Services, Inc.	Washington	91-1138829	115 N. First Street Burbank, CA 91502	215-238-3000

Paradise Hornblower, LLC	California	94-3136374	c/o 1101 Market Street, Philadelphia, PA 19107	215-238-3000

Restaura, Inc.	Michigan	38-1206635	c/o 1101 Market Street, Philadelphia, PA 19107	215-238-3000

SeamlessWeb Professional Solutions, LLC	Delaware	13-4093796	232 Madison Ave. New York, 10016	215-238-3000

Shoreline Operating Company, Inc.	California	77-0484063	c/o 1101 Market Street, Philadelphia, PA 19107	215-238-3000

Tahoe Rocket LP	California	94-3390484	c/o 1101 Market Street, Philadelphia, PA 19107	215-238-3000

The Menu Marketing Group, LLC	Delaware	87-0763723	232 Madison Ave. New York, 10016	215-238-3000

Travel Systems, LLC	Nevada	88-0119879	c/o 1101 Market Street, Philadelphia, PA 19107	215-238-3000

The information in this prospectus is not complete and may be changed. We may not sell the securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion Dated December 16, 2010

ARAMARK Corporation

$250,000,000 5.00% Senior Notes due 2012

$1,280,000,000 8.50% Senior Notes due 2015

$500,000,000 Senior Floating Rate Notes due 2015

The 5.00% Senior Notes due 2012 (the “senior notes due 2012”) bear interest at a rate of 5% per annum and will mature on June 1, 2012. The 8.50% Senior Notes due 2015 (the “senior fixed rate notes”) bear interest at a rate of 8.50% per annum and will mature on February 1, 2015. The Senior Floating Rate Notes due 2015 (the “senior floating rate notes”) accrue interest at a rate per annum, reset quarterly, equal to three-month LIBOR (as defined) plus 3.50%. The senior notes due 2012, the senior fixed rate notes and the senior floating rate notes are collectively referred to herein as the “notes,” unless the context otherwise requires.

We may redeem some or all of the senior fixed rate notes at any time on or after February 1, 2011 and some or all of the senior floating rate notes at any time, and all or any portion of the senior notes due 2012 at our option at any time. We may redeem some or all of the senior fixed rate notes prior to February 1, 2011 at a price equal to 100% of the principal amount of the notes redeemed plus the applicable “make-whole” premium as described in this prospectus.

The notes are senior unsecured obligations of ARAMARK Corporation and rank senior in right of payment to our future debt and other obligations that are, by their terms, expressly subordinated in right of payment to the notes. The notes rank equal in right of payment to all of our existing and future senior debt and other obligations that are not, by their terms, expressly subordinated in right of payment to the notes. The notes are effectively subordinated to all of our existing and future secured debt, including obligations under our senior secured credit facilities, to the extent of the value of the assets securing such debt, and structurally subordinated to all obligations of each of our subsidiaries that is not a guarantor of the specific series of notes.

The senior notes due 2012 are not guaranteed by any of our subsidiaries. The senior fixed rate notes and the senior floating rate notes are both guaranteed on an unsecured basis by each of our wholly-owned domestic subsidiaries that guarantee our senior secured credit facilities. Each of the senior fixed rate note and senior floating rate note guarantees are senior unsecured obligations of the guarantors and will rank senior in right of payment to all of the applicable guarantor’s existing and future debt and other obligations that are, by their terms, expressly subordinated in right of payment to the guarantees. The guarantees rank equal in right of payment to all of the applicable guarantor’s existing and future senior debt and other obligations that are not, by their terms, expressly subordinated in right of payment to the guarantees. The guarantees are effectively subordinated to all of the guarantor’s applicable existing and future secured debt, including such guarantor’s guarantee under our senior secured credit facilities, to the extent of the value of the assets securing such debt, and are structurally subordinated to all obligations of any subsidiary of a guarantor if that subsidiary is not also a guarantor of the specific series of notes.

See “Risk Factors” beginning on page 8 for a discussion of certain risks that you should consider before investing in the notes.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the notes or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

This prospectus has been prepared for and may be used by Goldman, Sachs & Co. and other affiliates of Goldman, Sachs & Co. and J.P. Morgan Securities LLC and other affiliates of J.P. Morgan Securities LLC in connection with offers and sales of the notes related to market-making transactions in the notes effected from time to time. Such affiliates of Goldman, Sachs & Co. or J.P. Morgan Securities LLC may act as principal or agent in such transactions, including as agent for the counterparty when acting as principal or as agent for both counterparties, and may receive compensation in the form of discounts and commissions, including from both counterparties, when it acts as agents for both. Such sales will be made at prevailing market prices at the time of sale, at prices related thereto or at negotiated prices. We will not receive any proceeds from such sales.

The date of this prospectus is                          ,         .

We have not authorized any dealer, salesperson or other person to give any information or represent anything to you other than the information contained in this prospectus. You must not rely on unauthorized information or representations.

This prospectus does not offer to sell nor ask for offers to buy any of the securities in any jurisdiction where it is unlawful, where the person making the offer is not qualified to do so, or to any person who cannot legally be offered the securities. The information in this prospectus is current only as of the date on its cover, and may change after that date.

i

Summary

This summary highlights information appearing elsewhere in this prospectus. This summary is not complete and does not contain all of the information that you should consider before making your investment decision. You should carefully read this summary together with the entire prospectus, including the information presented under the section entitled “Risk Factors” and the information that is incorporated into this prospectus by reference to our Annual Report on Form 10-K for the fiscal year ended October 1, 2010. See the “Available Information” section of this prospectus for a further discussion on incorporation by reference.

Unless otherwise indicated or the context otherwise requires, references in this prospectus to “ARAMARK,” “we,” “our,” “us” and “the Company” and similar terms refer to ARAMARK Corporation and its subsidiaries on a consolidated basis, which were acquired pursuant to the Transactions (as described below), and references to the “Issuer” refer to ARAMARK Corporation, the issuer of the notes. Our fiscal year ends on the Friday nearest September 30 in each year. In this prospectus, when we refer to our fiscal years, we say “fiscal” and the year number, as in “fiscal 2010,” which refers to our fiscal year ended October 1, 2010. In addition, “client” refers to those businesses and other organizations which engage us to provide services. “Customers” refers to those consumers of our services, such as employees, students and patrons, to whom our clients provide us access. In this prospectus “fiscal 2010 Form 10-K” refers to our Annual Report on Form 10-K for the fiscal year ended October 1, 2010 that we filed with the SEC on December     , 2010 and that is incorporated herein by reference.

Our company

We are a leading provider of a broad range of managed services to business, educational, healthcare and governmental institutions and sports, entertainment and recreational facilities. In the United States, we are one of the largest food, hospitality and facility services companies, and in most of the other countries in which we operate, we are one of the leading providers. Our uniform and career apparel business is the second largest in the United States and provides both rental and direct marketing services. Due to our geographic presence and our approximately 254,000 employees (including seasonal employees), we serve thousands of clients and millions of customers in 22 countries around the world. For fiscal 2010, we generated sales and operating income of $12.6 billion and $474.8 million, respectively.

We were incorporated in Delaware on February 17, 1959. We were formerly known as ARAMARK Services, Inc. and on March 30, 2007, we completed a merger with our direct parent, ARAMARK Corporation, and the combined entity assumed the name ARAMARK Corporation. Our principal executive offices are located at ARAMARK Tower, 1101 Market Street, Philadelphia, PA 19107, and our telephone number at that address is (215) 238-3000.

Summary of the terms of the notes

The summary below describes the principal terms of the notes but it is not intended to be a complete description of the terms of the notes. For a more detailed description of the notes, see “Description of Senior Fixed Rate Notes and Senior Floating Rate Notes Due 2015” and “Description of Senior Notes Due 2012.”

Senior fixed rate notes and senior floating rate notes due 2015

Issuer	ARAMARK Corporation.

Securities	$1,280,000,000 in principal amount of 8.50% senior fixed rate notes due 2015.

$500,000,000 in principal amount of senior floating rate notes due 2015.

Maturity date	The senior fixed rate notes and the senior floating rate notes each will mature on February 1, 2015.

Interest payment dates	Interest on the senior fixed rate notes is payable on February 1 and August 1 of each year, beginning on August 1, 2007.

Interest on the senior floating rate notes is payable on February 1, May 1, August 1 and November 1 of each year, beginning on May 1, 2007.

Interest rate and form of payment	The senior fixed rate notes bear interest at a rate of 8.50% per annum.

Interest on the senior floating rate notes accrues at a rate per annum, reset quarterly, equal to three-month LIBOR (as defined) plus 3.50%.

Interest on the senior fixed rate notes and senior floating rate notes accrued from January 26, 2007.

Guarantees	The senior fixed rate notes and senior floating rate notes are guaranteed on an unsecured senior basis by each of our wholly-owned domestic subsidiaries that guarantees our senior secured credit facilities. All of our domestic subsidiaries, other than our receivables finance subsidiary and certain immaterial subsidiaries, are guarantors of the senior fixed rate notes and senior floating rate notes.

Ranking	The senior fixed rate notes and senior floating rate notes are senior unsecured obligations of the Issuer and:

•

rank senior in right of payment to our future debt and other obligations that are, by their terms, expressly subordinated in right of payment to the senior fixed rate notes and senior floating rate notes;

•

rank equal in right of payment to all of our existing and future senior debt and other obligations that are not, by their terms, expressly subordinated in right of payment to the senior fixed rate notes and senior floating rate notes, including our existing senior notes due 2012; and

•

be effectively subordinated to all of our existing and future secured debt (including obligations under our senior secured credit facilities), to the extent of the value of the assets securing such debt, and be structurally subordinated to all obligations of each of our subsidiaries that is not a guarantor of the senior fixed rate notes and senior floating rate notes.

Similarly, the senior fixed rate notes and senior floating rate note guarantees are senior unsecured obligations of the guarantors and:

•

rank senior in right of payment to all of the applicable guarantor’s existing and future debt and other obligations that are, by their terms, expressly subordinated in right of payment to the senior fixed rate notes and senior floating rate notes;

•

rank equal in right of payment to all of the applicable guarantor’s existing and future senior debt and other obligations that are not, by their terms, expressly subordinated in right of payment to the senior fixed rate notes and senior floating rate notes; and

•

are effectively subordinated to all of the applicable guarantor’s existing and future secured debt (including such guarantor’s guarantee under our senior secured credit facilities), to the extent of the value of the assets securing such debt, and are structurally subordinated to all obligations of any subsidiary of a guarantor if that subsidiary is not also a guarantor of the senior fixed rate notes and senior floating rate notes.

As of October 1, 2010, (1) the senior fixed rate notes and senior floating rate notes and related guarantees ranked effectively junior to approximately $3,348.5 million of senior secured indebtedness (including $46.6 million of payment obligations relating to capital lease obligations), (2) we had an additional $581.7 million of unutilized capacity under our revolving credit facility, and (3) the senior fixed rate notes and senior floating rate notes ranked equal in right of payment to our existing senior notes due 2012. In addition, $220.9 million of funding was outstanding under our $250.0 million receivables facility as of October 1, 2010.

Optional redemption	We may redeem some or all of the senior fixed rate notes at any time on or after February 1, 2011 and some or all of the senior floating rate notes at any time, in each case at the redemption prices set forth in this prospectus.

We may redeem some or all of the senior fixed rate notes prior to February 1, 2011 at a price equal to 100% of the principal amount of the notes redeemed plus the applicable “make-whole” premium as described in this prospectus.

Change of control and asset sales	If we experience specific kinds of changes of control, we will be required to make an offer to purchase the senior fixed rate notes and senior floating rate notes at a purchase price of 101% of the principal amount thereof, plus accrued and unpaid interest to the purchase date. If we sell assets under certain circumstances, we will be required to make an offer to purchase the senior fixed rate notes and senior floating rate notes at a purchase price of 100% of the principal amount thereof, plus accrued and unpaid interest to the purchase date. See “Description of Senior Fixed Rate Notes and Senior Floating Rate Notes Due 2015—Repurchase at the option of Holders.”

Certain covenants	The indenture governing the senior fixed rate notes and senior floating rate notes restricts our ability and the ability of our restricted subsidiaries to, among other things:

•	incur additional indebtedness or issue certain preferred shares;

•	pay dividends and make certain distributions, investments and other restricted payments;

•	create certain liens;

•	sell assets;

•	enter into transactions with affiliates;

•	limit the ability of restricted subsidiaries to make payments to us;

•	enter into sale and leaseback transactions;

•	merge, consolidate, sell or otherwise dispose of all or substantially all of our assets; and

•	designate our subsidiaries as unrestricted subsidiaries.

These covenants are subject to important exceptions and qualifications described under the heading “Description of Senior Fixed Rate Notes and Senior Floating Rate Notes Due 2015.”

The senior fixed rate notes and senior floating rate notes generally will be freely transferable but will also be new securities for which there will not initially be a market.

Use of proceeds	We will not receive any cash proceeds from the issuance of the senior fixed rate notes and senior floating rate notes in the offer. See “Use of Proceeds.”

Senior notes due 2012

Issuer	ARAMARK Corporation.

Securities	$250,000,000 principal amount of 5.00% senior notes due 2012.

Maturity date	The senior notes due 2012 will mature on June 1, 2012.

Interest payment dates	Interest on the senior notes due 2012 is payable each June 1 and December 1, commencing December 1, 2005.

Interest rate and form of payment	The senior notes due 2012 bear interest at a rate of 5.00% per annum.

Ranking	The senior notes due 2012 are senior unsecured obligations of the Issuer and:

•	rank senior in right of payment to our future debt and other obligations that are, by their terms, expressly subordinated in right of payment to the senior notes.

•	rank equal in right of payment to all of our existing and future senior debt and other obligations that are not, by their terms, expressly subordinated in right of payment to the senior notes.

Optional redemption	We may redeem all or any portion of the senior notes due 2012 at our option at any time at the redemption price described in “Description of Senior Notes due 2012-Optional Redemption.” We are not required to establish a sinking fund to retire the notes prior to maturity.

Certain covenants	The indenture governing the senior notes due 2012 contains certain covenants that, among other things, limit our ability to merge or consolidate with or into any person, enter into liens on principal property, enter into sale and lease back transactions, or to sell, lease or convey all or substantially all of our assets.

Risk factors

See “Risk Factors” for a discussion of certain factors that you should carefully consider before deciding to invest in the notes.

Summary consolidated financial data

Set forth below is summary consolidated financial data of ARAMARK at the dates and for the periods indicated. The summary consolidated financial data for the fiscal year 2006, the periods ended January 26, 2007 and September 28, 2007 and the fiscal years 2008, 2009 and 2010 have been derived from ARAMARK’s consolidated financial statements, which have been audited by KPMG LLP.

The summary consolidated financial data should be read in conjunction with the section captioned “The Transactions” appearing elsewhere in this prospectus as well as in conjunction with our fiscal 2010 Form 10-K, which is incorporated by reference herein, including the sections of our fiscal 2010 Form 10-K captioned “Selected Financial Information” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and our consolidated financial statements and related notes that are included in our fiscal 2010 Form 10-K.

	Predecessor		Successor
	Fiscal Year(1) 2006	September 30, 2006 through January 26, 2007	January 27, 2007 through September 28, 2007	Fiscal Year 2008(1)	Fiscal Year 2009(1)	Fiscal Year 2010(1)
(in millions)

Statement of income data:
Sales	$11,621.2	$3,945.9	$8,438.4	$13,470.2	$12,297.9	$12,571.7

Costs and expenses:
Cost of services provided(2)	10,537.5	3,587.0	7,623.6	12,218.1	11,173.8	11,396.4
Depreciation and amortization	339.3	116.4	322.5	509.1	503.1	508.9
Selling and general corporate expense(3)	178.9	173.9	126.9	176.9	183.5	191.6
Goodwill impairment(2)	35.0	—	—	—	—	—
Other (income) expense(4)	—	—	(21.2)	—	—	—

Operating income	530.5	68.6	386.6	566.1	437.5	474.8
Interest and other financing costs, net(3)	139.9	48.7	365.9	514.7	472.3	444.5

Income (loss) from continuing operations before income taxes and cumulative effect of change in accounting principle	390.6	19.9	20.7	51.4	(34.8)	30.3
Provision (benefit) for income taxes(5)	129.2	5.1	4.6	11.9	(27.9)	(0.4)

Income (loss) from continuing operations before cumulative effect of change in accounting principle	261.4	14.8	16.1	39.5	(6.9)	30.7
Income from discontinued operations, net(6)	3.1	—	—	—	—	—
Cumulative effect of change in accounting principle, net(7)	(3.4)	—	—	—	—	—

Net income (loss)	$261.1	$14.8	$16.1	$39.5	$(6.9)	$30.7

	Predecessor		Successor
	Fiscal Year(1) 2006	September 30, 2006 through January 26, 2007	January 27, 2007 through September 28, 2007	Fiscal Year 2008(1)	Fiscal Year 2009(1)	Fiscal Year 2010(1)
(in millions)

Statement of cash flows data:
Net cash provided by/(used in):
Operating activities from continuing operations	$585.8	$(76.1)	$560.4	$494.2	$707.2	$634.0
Investing activities from continuing operations	(396.5)	(139.9)	(6,105.6)	(405.2)	(464.8)	(353.5)
Financing activities from continuing operations	(197.7)	305.0	5,492.2	(23.7)	(166.7)	(344.2)

Other financial data:
Capital expenditures, net of disposals(8)	$270.7	$61.5	$235.8	$350.4	$330.3	$264.1

Balance sheet data (at period end):
Cash and cash equivalents	$47.7		$83.6	$148.9	$224.6	$160.9
Working capital(9)	(67.3)		(151.1)	(107.6)	(217.0)	(299.8)
Total assets	5,263.3		10,593.7	10,523.4	10,326.7	10,221.9
Total debt (including current portion of long term debt)	1,803.3		5,890.6	5,859.6	5,721.7	5,401.8
Total shareholders’ equity	1,521.6		1,439.6	1,339.8	1,360.4	1,397.0

(1)	Fiscal years 2006, 2008, 2009 and 2010 refer to the fiscal years ended September 29, 2006, October 3, 2008, October 2, 2009 and October 1, 2010, respectively. Fiscal 2008 is a 53-week year. All other periods presented are 52-week years.
(2)	During fiscal 2009, the Company recorded a $34.2 million charge for the repositioning of our Uniform and Career Apparel segment, severance-related charges of $19.7 million in our Food and Support Services—North America and International segments and a favorable non-income tax settlement in the U.K. of $8.4 million. During the Successor period from January 27, 2007 through September 28, 2007, the Company recorded a charge of $4.2 million for the impairment of a technology asset. During fiscal 2006, we recorded a charge of approximately $35.0 million to reflect goodwill impairment and additional charges of $11.3 million in cost of services provided to reflect inventory write-downs and severance accruals in the Uniform and Career Apparel segment.
(3)	Share-based compensation expense was $21.3 million in fiscal 2010. Share-based compensation expense was $25.4 million in fiscal 2009. Share-based compensation expense was $11.8 million in fiscal 2008 and includes a reversal of approximately $13.3 million of share-based compensation expense during the fourth quarter of fiscal 2008 related to expense previously recognized for Performance-Based Options. During the Successor period from January 27, 2007 through September 28, 2007, the Company recorded a charge of $12.8 million for the cost of obtaining a bridge financing facility, which is included in “Interest and other financing costs, net.” In addition, we recorded shared-based compensation expense of $27.5 million and $5.7 million of costs related to the Transactions. During the Predecessor period from September 30, 2006 through January 26, 2007, the Company recorded costs of $112.1 million related to the Transactions. These costs consist of $11.2 million of accounting, investment banking, legal and other costs associated with the Transactions, a compensation charge of approximately $77.1 million related to the accelerated vesting and buyout of employee stock options and restricted stock units, and a charge of approximately $23.8 million related to change in control payments to certain executives. During the first quarter of fiscal 2006, we adopted the accounting pronouncement for share-based payments and recorded share-based compensation expense of $22.0 million for fiscal 2006.
(4)	In June 2007, the Company recorded a gain of approximately $21.2 million from the sale of its 50% interest in SMG.
(5)	During fiscal 2006, we recorded a $14.9 million favorable income tax adjustment based on the settlement of certain open tax years.
(6)	In the third quarter of fiscal 2003, we completed the sale of ARAMARK Educational Resources (“AER”) to Knowledge Learning Corporation for approximately $250 million in cash. AER has been accounted for as a discontinued operation. AER’s results of operations have been removed from the Company’s results of continuing operations for all periods presented. At the time of sale, certain accruals were established for liabilities expected pursuant to the indemnification provisions of the sale agreement. In the fourth quarter of fiscal 2006, the remaining accrual balances were adjusted to reflect current expectations, resulting in additional income from discontinued operations of $3.1 million, net of tax.
(7)	During fiscal 2006, we adopted the provisions of the accounting pronouncement for conditional asset retirement obligations and recognized an after-tax charge of $3.4 million for the cumulative effect of the change in accounting principle.
(8)	Capital expenditures, net of disposals represents purchases of property and equipment and client contract investments less disposals of property and equipment. For fiscal years 2006, 2008, 2009 and 2010, the amount of disposals of property and equipment was $49.1 million, $13.8 million, $27.9 million and $25.9 million, respectively; for the periods ended January 26, 2007 and September 28, 2007 were $20.1 million and $13.2 million, respectively.
(9)	Working capital represents accounts receivable, net, plus inventories, plus prepayments and other current assets, minus accounts payable, accrued payroll and related expenses, and accrued expenses and other current liabilities.

Risk Factors

You should carefully consider the risk factors set forth below and the risk factors incorporated herein by reference to our fiscal 2010 Form 10-K as well as the other information contained in this prospectus before deciding whether to invest in the notes. The selected risks described below and the risks that are incorporated herein by reference to our fiscal 2010 Form 10-K are not the only risks facing us. Additional risks and uncertainties not currently known to us or those we currently view to be immaterial may also materially and adversely affect our business, financial condition or results of operations. Any of the following risks could materially and adversely affect our business, financial condition or results of operations. In such a case, you may lose all or part of your original investment.

Risks related to the notes

Your ability to transfer the notes may be limited by the absence of an active trading market, and there is no assurance that any active trading market for the notes will continue.

We do not intend to apply for a listing of the notes on a securities exchange or any automated dealer quotation system. We cannot assure you as to the liquidity of markets that may develop for the notes, your ability to sell the notes or the price at which you would be able to sell the notes. Certain financial institutions have advised us that they intend to make a market in the notes as permitted by applicable laws and regulations; however, those entities are not obligated to make a market in any of the notes, and they may discontinue their market-making activities at any time without notice. Therefore, an active market for any of the notes, if developed, may not continue. Because each of J.P. Morgan Securities Inc. and Goldman, Sachs & Co. and their respective affiliates may be considered an affiliate of ours, they are required to deliver a current “market-maker” prospectus in connection with any secondary market sale of the notes, which may affect their ability to continue market-making activities. Historically, the market for non investment-grade debt has been subject to disruptions that have caused substantial volatility in the prices of securities similar to the notes. The market, if any, for any of the notes may not be free from similar disruptions and any such disruptions may adversely affect the prices at which you may sell your notes. In addition, the notes may trade at a discount from your purchase price, depending upon prevailing interest rates, the market for similar notes, our performance and other factors.

We may not be able to generate sufficient cash to service all of our indebtedness, including the notes, and may be forced to take other actions to satisfy our obligations under our indebtedness, which may not be successful.

Our ability to make scheduled payments on or to refinance our debt obligations depends on our financial condition and operating performance, which is subject to prevailing economic and competitive conditions and to certain financial, business and other factors beyond our control. While we believe that we have adequate cash flows to service our indebtedness, if our financial performance were to deteriorate significantly, we might be unable to maintain a level of cash flows from operating activities sufficient to permit us to pay the principal, premium, if any, and interest on our indebtedness, including the notes.

If due to such a deterioration in our financial performance our cash flows and capital resources were to be insufficient to fund our debt service obligations, we may be forced to reduce or delay investments and capital expenditures, or to sell assets, seek additional capital or restructure or refinance our indebtedness. These alternative measures may not be successful and may not permit us to meet our scheduled debt service obligations. In addition, if we were required to raise additional capital in the current financial markets, the terms of such financing, if available, could result in higher costs and greater restrictions on our business. In addition, although a significant amount of our long-term borrowings do not mature until 2012 and later, if we were to need to refinance our existing indebtedness, the current conditions in the financial markets could make it difficult to refinance our existing indebtedness on acceptable terms or at all. If such alternative measures proved unsuccessful, we could face substantial liquidity problems and might be required to dispose of material assets or operations to meet our debt service and other obligations. Our senior secured credit agreement and the indenture governing our senior fixed rate notes and senior floating rate notes restricts our ability to dispose of assets and use the proceeds from any disposition of assets and to refinance our indebtedness. We may not be able to consummate those dispositions or to obtain the proceeds that we could realize from them and these proceeds may not be adequate to meet any debt service obligations then due.

Repayment of our debt, including each series of notes, is dependent on cash flow generated by our subsidiaries.

Our subsidiaries own a significant portion of our assets and conduct a significant portion of our operations. Accordingly, repayment of our indebtedness, including each series of notes, is dependent, to a significant extent, on the generation of cash flow by our subsidiaries and their ability to make such cash available to us, by dividend, debt repayment or otherwise. Unless they are guarantors of the notes, our subsidiaries do not have any obligation to pay amounts due on the notes or to make funds available for that purpose. Our subsidiaries may not be able to, or may not be permitted to, make distributions to enable us to make payments in respect of our indebtedness, including each series of notes. Each subsidiary is a distinct legal entity and, under certain circumstances, legal and contractual restrictions may limit our ability to obtain cash from our subsidiaries. While the indenture governing the senior fixed rate and senior floating rate notes limits the ability of our subsidiaries to incur consensual restrictions on their ability to pay dividends or make other intercompany payments to us, these limitations are subject to certain qualifications and exceptions. In the event that we do not receive distributions from our subsidiaries, we may be unable to make required principal and interest payments on our indebtedness, including the notes.

Your right to receive payments on each series of notes is effectively junior to those lenders who have a security interest in our assets.

Our obligations under the notes and our guarantors’ obligations under their guarantees of the senior fixed rate and senior floating rate notes are unsecured, but our obligations under our senior secured credit facilities and each guarantor’s obligations under their respective guarantees of the senior secured credit facilities are secured by a security interest in substantially all of our domestic tangible and intangible assets, including the stock of most of our wholly-owned U.S. subsidiaries and the stock of certain of our non-U.S. subsidiaries. If we are declared bankrupt or insolvent, or if we default under our senior secured credit agreement, the lenders could declare all of the funds borrowed thereunder, together with accrued interest, immediately due and payable. If we were unable to repay such indebtedness, the lenders could foreclose on the pledged assets to the exclusion of holders of the notes, even if an event of default exists under the indenture governing the notes offered hereby at such time. Furthermore, if the lenders foreclose and sell the pledged equity interests in any subsidiary guarantor under the notes, then that guarantor will be released from its guarantee of the senior fixed rate and senior floating rate notes automatically and immediately upon such sale. In any such event, because the senior fixed rate and senior floating rate notes will not be secured by any of our assets or the equity interests in subsidiary guarantors, it is possible that there would be no assets remaining from which your claims could be satisfied or, if any assets remained, they might be insufficient to satisfy your claims fully. See “Description of Other Indebtedness.”

As of October 1, 2010, we had $3,348.5 million of senior secured indebtedness, most of which was indebtedness under our senior secured credit facilities. We also had availability of $581.7 million under our revolving credit facility. In addition, $220.9 million of funding was outstanding under our receivables facility. The indenture governing the notes permits us and our restricted subsidiaries to incur substantial additional indebtedness in the future, including senior secured indebtedness.

See Note 17 to our consolidated financial statements, incorporated by reference herein from our fiscal 2010 Form 10-K, for financial information related to our non-guarantor subsidiaries.

Claims of noteholders are structurally subordinate to claims of creditors of all of our non-U.S. subsidiaries and some of our U.S. subsidiaries because they did not guarantee the notes.

The senior fixed rate notes and senior floating rate notes are not guaranteed by any of our non-U.S. subsidiaries, our receivables subsidiaries or certain other U.S. subsidiaries. In addition, the senior notes due 2012 are not guaranteed by any of our subsidiaries. Accordingly, claims of holders of the notes are structurally subordinate to the claims of creditors of these non-guarantor subsidiaries, including trade creditors. All obligations of our non-guarantor subsidiaries have to be satisfied before any of the assets of such subsidiaries are available for distribution, upon a liquidation or otherwise, to us or a guarantor of the notes.

If we default on our obligations to pay our indebtedness, we may not be able to make payments on the notes.

Any default under the agreements governing our indebtedness, including a default under the senior secured credit agreement, that is not waived by the required lenders thereunder, and the remedies sought by the holders of such indebtedness, could prevent us from paying principal, premium, if any, and interest on the notes and substantially decrease the market value of the notes. If we are unable to generate sufficient cash flow and are otherwise unable to obtain funds necessary to meet required payments of principal, premium, if any, and interest on our indebtedness, or if we otherwise fail to comply with the various covenants, including financial and operating covenants, in the instruments governing our indebtedness (including covenants in our senior secured credit facilities and the indenture under which the notes were, issued), we could be in default under the terms of the agreements governing such indebtedness, including our senior secured credit agreement and the indenture under which the notes were issued. In the event of such default, the holders of such indebtedness could elect to declare all the funds borrowed thereunder to be due and payable, together with accrued and unpaid interest, the lenders under our senior secured credit facilities could elect to terminate their commitments thereunder, cease making further loans and institute foreclosure proceedings against our assets, and we could be forced into bankruptcy or liquidation. If our operating performance declines, we may in the future need to obtain waivers from the required lenders under our senior secured credit facilities to avoid being in default. If we breach our covenants under our senior secured credit facilities and seek a waiver, we may not be able to obtain a waiver from the required lenders. If this occurs, we would be in default under our senior secured credit agreement, the lenders could exercise their rights, as described above, and we could be forced into bankruptcy or liquidation.

We may not be able to repurchase the senior fixed rate notes and the senior floating rate notes upon a change of control.

Upon the occurrence of specific kinds of change of control events, we are required to offer to repurchase all outstanding senior fixed rate notes and the senior floating rate notes at 101% of their principal amount plus accrued and unpaid interest. The source of funds for any such purchase of the senior fixed rate notes and the senior floating rate notes will be our available cash or cash generated from our subsidiaries’ operations or other sources, including borrowings, sales of assets or sales of equity. We may not be able to repurchase the senior fixed rate notes and the senior floating rate notes upon a change of control because we may not have sufficient financial resources to purchase all of the senior fixed rate notes and the senior floating rate notes that are tendered upon a change of control. Further, we are contractually restricted under the terms of our senior secured credit agreement from repurchasing all of the notes tendered by holders upon a change of control. Accordingly, we may not be able to satisfy our obligations to purchase the notes unless we are able to refinance or obtain waivers under our senior secured credit agreement. Our failure to repurchase the notes upon a change of control will cause a default under the indenture under which the senior fixed rate notes and the senior floating rate notes were senior fixed rate notes and the senior floating rate issued and a cross-default under the senior secured credit agreement. The senior secured credit agreement also provides that a change of control is a default that permits lenders to accelerate the maturity of borrowings thereunder. Any of our future debt agreements may contain similar provisions.

The lenders under the senior secured credit facilities have the discretion to release the guarantors under the senior secured credit agreement in a variety of circumstances, which will cause those guarantors to be released from their guarantees of the senior fixed rate notes and the senior floating rate notes.

While any obligations under the senior secured credit facilities remain outstanding, any guarantee of the senior fixed rate notes and the senior floating rate notes may be released without action by, or consent of, any holder of the senior fixed rate notes and the senior floating rate notes or the trustee under the indenture governing the senior fixed rate notes and the senior floating rate notes at the discretion of lenders under the senior secured credit facilities, if the related guarantor is no longer a guarantor of obligations under the senior secured credit facilities or any other indebtedness. See “Description of Senior Fixed Rate Notes and Senior Floating Rate Notes Due 2015.” The lenders under the senior secured credit facilities have the discretion to release the guarantees under the senior secured credit facilities in a variety of circumstances. You will not have a claim as a creditor against any subsidiary that is no longer a guarantor of the senior fixed rate notes and the senior floating rate notes, and the indebtedness and other liabilities, including trade payables, whether secured or unsecured, of those subsidiaries will effectively be senior to claims of noteholders.

Federal and state fraudulent transfer laws may permit a court to void the guarantees, and, if that occurs, you may not receive any payments on the senior fixed rate notes and senior floating rate notes.

Federal and state fraudulent transfer and conveyance statutes may apply to the issuance of the notes and the incurrence of the guarantees. Under federal bankruptcy law and comparable provisions of state fraudulent transfer or conveyance laws, which may vary from state to state, the notes or guarantees could be voided as a fraudulent transfer or conveyance if (1) we or any of the guarantors, as applicable, issued the notes or incurred the guarantees with the intent of hindering, delaying or defrauding creditors or (2) we or any of the guarantors, as applicable, received less than reasonably equivalent value or fair consideration in return for either issuing the notes or incurring the guarantees and, in the case of (2) only, one of the following is also true at the time thereof:

•	we or any of the guarantors, as applicable, were insolvent or rendered insolvent by reason of the issuance of the notes or the incurrence of the guarantees;

•	the issuance of the notes or the incurrence of the guarantees left us or any of the guarantors, as applicable, with an unreasonably small amount of capital to carry on the business;

•	we or any of the guarantors intended to, or believed that we or such guarantor would, incur debts beyond our or such guarantor’s ability to pay as they mature; or

•

we or any of the guarantors was a defendant in an action for money damages, or had a judgment for money damages docketed against us or such guarantor if, in either case, after final judgment, the judgment is unsatisfied.

If a court were to find that the issuance of the notes or the incurrence of the guarantee was a fraudulent transfer or conveyance, the court could void the payment obligations under the notes or such guarantee or further subordinate the notes or such guarantee to presently existing and future indebtedness of ours or of the related guarantor, or require the holders of the notes to repay any amounts received with respect to such guarantee. In the event of a finding that a fraudulent transfer or conveyance occurred, you may not receive any repayment on the notes. Further, the voidance of the notes could result in an event of default with respect to our and our subsidiaries’ other debt that could result in acceleration of such debt.

As a general matter, value is given for a transfer or an obligation if, in exchange for the transfer or obligation, property is transferred or an antecedent debt is secured or satisfied. A debtor will generally not be considered to have received value in connection with a debt offering if the debtor uses the proceeds of that offering to make a dividend payment or otherwise retire or redeem equity securities issued by the debtor.

We cannot be certain as to the standards a court would use to determine whether or not we or the guarantors were solvent at the relevant time or, regardless of the standard that a court uses, that the issuance of the guarantees would not be further subordinated to our or any of our guarantors’ other debt.

Statements Regarding Forward-Looking Information

This prospectus, including the information incorporated into this prospectus by reference to our fiscal 2010 Form 10-K, contains “forward-looking statements” within the meaning of the federal securities laws, which involve risks and uncertainties. You can identify forward-looking statements because they contain words such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates,” or “anticipates” or similar expressions that concern our strategy, plans or intentions. All statements we make relating to our estimated and projected earnings, costs, expenditures, cash flows, growth rates and financial results are forward-looking statements. In addition, we, through our senior management, from time to time make forward-looking public statements concerning our expected future operations and performance and other developments. These forward-looking statements are subject to risks and uncertainties that may change at any time, and, therefore, our actual results may differ materially from those that we expected. We derive many of our forward-looking statements from our operating budgets and forecasts, which are based upon many detailed assumptions. While we believe that our assumptions are reasonable, we caution that it is very difficult to predict the impact of known factors, and, of course, it is impossible for us to anticipate all factors that could affect our actual results. Important factors that could cause actual results to differ materially from our expectations (“cautionary statements”) are disclosed under “Risk Factors,” elsewhere in this prospectus, including, without limitation, in conjunction with the forward-looking statements included in this prospectus and in our fiscal 2010 Form 10-K under the heading “Risk Factors.” All subsequent written and oral forward-looking statements attributable to us, or persons acting on our behalf, are expressly qualified in their entirety by the cautionary statements. Some of the factors that we believe could affect our results include:

•	unfavorable economic conditions, including ramifications of any future terrorist attacks or increased security alert levels;

•	increased operating costs, including increased food costs, labor-related, energy or product sourcing and distribution costs;

•	shortages of qualified personnel or increases in labor costs;

•	the impact on our business of healthcare reform legislation;

•	costs and possible effects of further unionization of our workforce;

•	liability resulting from our participation in multi-employer defined benefit pension plans;

•	risks associated with acquisitions, including acquisition integration issues and costs;

•	our ability to integrate and derive the expected benefits from our recent acquisitions;

•

liability associated with noncompliance with our business conduct policy and governmental regulations, including regulations pertaining to food services, the environment, the Federal school lunch program, Federal and state employment and wage and hour laws, human health and safety laws and import and export controls and customs laws;

•	dram shop compliance and litigation;

•	costs of compliance with governmental regulations and government investigations;

•	the risk that our insurers may become insolvent or may liquidate;

•	contract compliance and administration issues, inability to retain current clients and renew existing client contracts;

•	a determination by customers to reduce their outsourcing and use of preferred vendors;

•	seasonality;

•	the risk that clients may become insolvent;

•	currency risks and other risks associated with international markets;

•	potential future conflicts of interest between our Sponsors and other stakeholders;

•	competition;

•	the impact of natural disasters or a flu pandemic on our sales and operating results;

•	our competitors’ activities or announced planned activities;

•	a decline in attendance at client facilities;

•	the unpredictability of sales and expenses due to contract terms and terminations;

•	the contract intensive nature of our business, which may lead to client disputes;

•	claims relating to the provision of food services;

•	the effect of war, terrorism, increased security levels or catastrophic events, including natural disasters;

•	high leverage;

•	the effect on our operations of increased leverage and limitations on our flexibility as a result of increased restrictions in our debt agreements;

•	the impact on our business if we are unable to generate sufficient cash to service all of our indebtedness;

•	the inability of our subsidiaries to generate enough cash flow to repay our debt;

•	risks related to the structuring of our debt;

•	our potential inability to repurchase our notes upon a change of control; and

•	the other factors set forth under the heading “Risk Factors” in this prospectus and in our fiscal 2010 Form 10-K.

We caution you that the foregoing list of important factors may not contain all of the material factors that are important to you. In addition, in light of these risks and uncertainties, the matters referred to in the forward-looking statements contained in this prospectus may not in fact occur. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

The Transactions

On January 26, 2007, we completed a merger whereby prior ARAMARK stockholders received $33.80 in cash for each share of ARAMARK common stock held. Investment funds associated with or designated by the Sponsors invested $1,705.0 million in equity securities of Holdings as part of the Transactions. In addition, Mr. Neubauer contributed 7,055,172.83 shares of Class A common stock (having an aggregate value of $200.0 million) to Holdings. As described below, approximately 260 members of the Company’s management were offered the opportunity to invest in the equity of Holdings in connection with the Transaction and such members of management contributed approximately $143.4 million in the aggregate. These other members of our management who invested in Holdings, along with Mr. Neubauer, are referred to in this prospectus as the “management participants.” We refer to the Sponsors together with the management participants, as the “Investors.” Through a series of equity contributions that occurred in connection with the Merger, the Investors indirectly own all of our issued and outstanding capital stock through their ownership of our parent companies.

In addition to the equity investments described above, the purchase of the Company by the Investors was financed by borrowings under the new senior secured credit facilities, the funding under our amended receivables facility and the issuance of the notes.

In connection with the merger, we (i) entered into senior secured credit facilities that includes a $4,150.0 million term loan facility consisting of various tranches denominated in U.S. dollars, Canadian dollars, euros, yen and pounds sterling, a $600.0 million revolving credit facility consisting of various tranches denominated in U.S. dollars, Canadian dollars, euros and pounds sterling and a $250.0 million synthetic letter of credit facility (which was reduced to $200.0 million in January 2008); (ii) issued the $1,780.0 million aggregate principal amount of senior fixed rate notes and senior floating rate notes and (iii) entered into an amended receivables facility totaling up to $250.0 million. See “Description of Other Indebtedness.”

In connection with the merger, Mr. Neubauer, the Sponsors and our parent companies entered into a stockholders’ agreement along with the other management participants. The stockholders’ agreement contains agreements among the parties with respect to the election of directors, restrictions on the issuance and transfer of shares, tag-along rights and drag-along rights, put rights and call options, and certain other corporate governance provisions.

In connection with the merger, Holdings entered into a registration rights agreement with the Sponsors, Mr. Neubauer and the other management participants, pursuant to which investors are entitled to participate in certain offerings of Holdings’ securities registered under the Securities Act which are initiated by Holdings, the Sponsors or Mr. Neubauer, subject to certain exceptions.

The offering of the notes, the initial borrowings under our senior secured credit facilities, the funding under our amended receivables facility, the equity investment and participation by the Investors in our parent companies, the merger, the repayment of certain other existing outstanding indebtedness described below and other related transactions are collectively referred to in this prospectus as the “Transactions.”

The sources and uses of the funds for the Transactions are shown in the table below.

(in millions)
Sources of funds:
Senior secured credit facilities:
Revolving credit facility(1)	$166.2
Term loan facility(2)	4,147.9
Receivables facility(3)	216.8
Senior notes	1,780.0
Other retained indebtedness(4)	361.5
Equity contribution(5)	2,048.4

Total sources	$8,720.8

Uses of funds:
Purchase price(6)	$6,221.6
Refinance of existing indebtedness(1)(7)	1,698.0
Other retained indebtedness(4)	361.5
Receivables facility(7)	216.8
Estimated fees and expenses(8)	222.9

Total uses	$8,720.8

(1)	Upon the closing of the Transactions, we entered into a $600.0 million senior secured revolving credit facility (the “revolving credit facility”) with a six-year maturity. As a result of our seasonal working capital requirements, we borrowed approximately $166.2 million under such revolving credit facility at closing. This balance was paid down during the course of fiscal 2007 in accordance with our seasonal working capital fluctuations. From time to time, the Company borrows and repays amounts under the revolving credit facility. As of October 1, 2010, we had no outstanding borrowings under the revolving credit facility.
(2)	Upon the closing of the Transactions, we entered into a new $4,150.0 million senior secured term loan facility (the “term loan facility”) with a seven-year maturity, the full amount of which was borrowed on the closing date. Since the closing of the Transactions, the Company has paid down $830.8 million of outstanding term loans, including $315.2 million of principal payments in fiscal 2010. We also entered into a $250.0 million synthetic letter of credit facility, which we reduced to $200.0 million in January 2008. As of October 1, 2010, there was $153.9 million outstanding under this letter of credit facility. On March 26, 2010, we amended the senior secured credit agreement to, among other things, extend the maturity dates of $1,407.4 million of the U.S. denominated term loan and $92.6 million of the letter of credit deposits securing the synthetic letter of credit facility to July 26, 2016; provided that if any of the senior fixed rate notes or senior floating rate notes are outstanding on October 31, 2014, the maturity dates of these extended term loans and deposits shall be October 31, 2014.
(3)	Upon the closing of the Transactions, the receivables facility provided for up to $250.0 million of funding. Because sales of receivables under the receivables facility depend, in part, on the amount of eligible receivables, the amount of available funding under this facility may fluctuate over time. See “Description of Other Indebtedness—Receivables facility.”
(4)	Consists of $250.0 million aggregate principal amount of our senior notes due 2012, $49.9 million of capital lease obligations and $61.6 million of other indebtedness, consisting primarily of senior unsecured borrowings by certain of our foreign subsidiaries which remained outstanding after the consummation of the Transactions. The senior notes due 2012 are not guaranteed by any of our subsidiaries and remain unsecured after the consummation of the Transactions. The senior notes due 2012 rank equal in right of payment to all of the notes that were offered in the Transaction.
(5)	Represents the sum of (a) equity investments of approximately $1,705.0 million made in Holdings by the Sponsor Funds and (b) approximately $343.4 million of equity that the management participants, including Mr. Neubauer, invested.

(6)	The holders of our outstanding shares of common stock received $33.80 in cash per share in connection with the Transactions, except for certain senior managers of the Company who were permitted to rollover their current equity interests in the Company. In addition, Mr. Neubauer contributed to Holdings 7,055,172.83 shares of the Company’s common stock having an aggregate value of $200.0 million. Holders of outstanding stock options received in cash the excess of $33.80 over the applicable per share exercise price for each stock option held, whether vested or unvested. Holders of restricted stock units and director deferred stock units received $33.80 in cash for each share subject to the restricted stock units or deferred stock units held, whether vested or unvested. At the closing of the Transactions, we had:

•	181.0 million shares of our common stock outstanding;

•	9.7 million shares subject to outstanding stock options, with a range of exercise prices from $9.35 to $33.45; and

•	1.5 million shares in the aggregate subject to outstanding restricted stock units and director deferred stock units.

(7)	We redeemed on February 25, 2007 the following series of notes:

(in millions)
6.375% notes due February 2008	$300.0
7.00% notes due May 2007	300.0
7.25% notes and debentures due August 2007	30.7

Total	$630.7

Other indebtedness that was repaid includes $656.4 million under our U.S. and Canadian senior credit facility, $329.4 million under our European/multi-currency senior credit facility, $64.7 million of bank term loans, $216.8 million under our receivables facility and $16.8 million of other obligations.
(8)	Reflects our fees, expenses and other costs associated with the Transactions. Such fees and expenses include placement and other financing fees as well as advisory fees, transaction fees paid to affiliates of the Sponsors, and other transaction costs and professional fees, including a premium of approximately $3.2 million relating to the redemption of the notes discussed in note (7) above. Affiliates of certain of the Sponsors also have performed investment banking, financial advisory and commercial banking services for us and our affiliates from time to time in the past for which they have received customary compensation, and they may continue to do so.

Ownership Structure

As set forth in the diagram below, following consummation of the Transactions and the subsequent merger of ARAMARK Corporation and ARAMARK Services, Inc., all of our issued and outstanding capital stock is held by ARAMARK Intermediate Holdco Corporation, a wholly-owned subsidiary of ARAMARK Holdings Corporation, or “Holdings”. The Sponsor Funds own approximately 83% of the outstanding capital stock of Holdings. The remainder of the capital stock of Holdings is held by the Company’s management. See “The Transactions” and the “Security Ownership of Certain Beneficial Owners and Management” section of our fiscal 2010 Form 10-K. This structure was achieved through a series of equity contributions that occurred in connection with the merger. Holdings and ARAMARK Intermediate Holdco Corporation, which we refer to collectively as our “parent companies,” had been formed for the purpose of consummating the Transactions. We continue to own the same operating assets after the Transactions.

(1)	Represents the sum of (i) equity investments of approximately $1,705.0 million made in Holdings by the Sponsor Funds and (ii) approximately $343.4 million of equity of the management participants, including Mr. Neubauer.
(2)	ARAMARK Intermediate Holdco Corporation has guaranteed the credit facilities, but not the notes.
(3)	Upon the closing of the Transactions, we entered into (i) a new $4,150.0 million term loan facility with a seven-year maturity, the full amount of which was borrowed on the closing date (as of October 1, 2010, $3,301.8 million of term loan principal was outstanding); (ii) a $250.0 million synthetic letter of credit facility, which we reduced to $200.0 million in January 2008 (of which we had issued approximately $153.9 million in letters of credit as of October 1, 2010); and (iii) a $600.0 million revolving credit facility with a six-year maturity (of which no borrowings were outstanding as of October 1, 2010). On March 26, 2010, we amended the senior secured credit agreement to, among other things, extend the maturity dates of $1,407.4 million of the U.S. denominated term loan and $92.6 million of the letter of credit deposits securing the synthetic letter of credit facility to July 26, 2016; provided that if any of the senior fixed rate notes or senior floating rate notes are outstanding on October 31, 2014, the maturity dates of these extended term loans and deposits shall be October 31, 2014.
(4)	Consists of $250.0 million aggregate principal amount of senior notes due 2012. The entire principal amount of the senior notes due 2012 remain outstanding and unsecured after completion of the Transactions.
(5)	Our amended receivables facility provides for up to $250.0 million of funding, based, in part, on the amount of eligible receivables. $220.9 million of the receivables facility was funded as of October 1, 2010.
(6)	Only existing or subsequently acquired domestic subsidiaries of the Company that guarantee the senior secured credit facilities guarantee the senior fixed rate notes and senior floating rate notes, subject to certain limited exceptions.

Use of Proceeds

This prospectus is delivered in connection with the sale of notes by Goldman, Sachs & Co. and other affiliates of Goldman, Sachs & Co. and J.P. Morgan Securities LLC and other affiliates of J.P. Morgan Securities LLC in market-making transactions. We will not receive any of the proceeds from such transactions.

Capitalization

The following table sets forth our capitalization as of October 1, 2010. The information in this table, which reflects the equity of our Parent Company, should be read in conjunction with “The Transactions” included elsewhere in this prospectus and in conjunction with our “Selected Consolidated Financial Data,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and our financial statements included in our fiscal 2010 Form 10-K and incorporated herein by reference.

October 1, 2010
(in millions)
Cash and cash equivalents	$160.9

Debt:
Senior secured credit facilities:
Revolving credit facility(1)	—
Term loan facilities(2)	3,301.8
Senior fixed rate notes and senior floating rate notes due 2015	1,780.0
Senior notes due 2012(3)	241.5
Capital leases	46.6
Other existing debt(4)	31.9

Total debt	5,401.8
Common stock subject to repurchase	184.7
Equity	1,397.0

Total capitalization	$6,983.5

(1)	Upon the closing of the Transactions, we entered into a $600.0 million revolving credit facility with a six-year maturity.
(2)	Upon the closing of the Transactions, we entered into a new $4,150.0 million term loan facility with a seven-year maturity, the full amount of which was borrowed on the closing date. In fiscal 2007, 2008, 2009 and 2010, we paid down outstanding term loan principal in the amounts of $403.5 million, $6.3 million, $105.8 million and $315.2 million, respectively. We also entered into a $250.0 million synthetic letter of credit facility, which we reduced to $200.0 million in January 2008. As of October 1, 2010, we had issued approximately $153.9 million in letters of credit under this facility. On March 26, 2010, we amended the senior secured credit agreement to, among other things, extend the maturity dates of $1,407.4 million of the U.S. denominated term loan and $92.6 million of the letter of credit deposits securing the synthetic letter of credit facility to July 26, 2016; provided that if any of the senior fixed rate notes or senior floating rate notes are outstanding on October 31, 2014, the maturity dates of these extended term loans and deposits shall be October 31, 2014.
(3)	Consists of $250.0 million aggregate principal amount of senior notes due 2012 recorded at $241.5 million on our balance sheet as of October 1, 2010 as a result of fair value adjustments related to purchase accounting. The discount on the senior notes due 2012 is being accreted to their face amount over the remaining period up to their maturity date using the effective interest rate method. The senior notes due 2012 remain unsecured after the consummation of the Transactions.
(4)	As of October 1, 2010, consists primarily of borrowings by our foreign subsidiaries.

Description of Other Indebtedness

Senior secured credit facilities

Overview

In connection with the Transactions, we have entered into a senior secured credit agreement with JPMorgan Chase Bank, N.A., as LC Facility Issuing Bank, administrative agent and collateral agent.

On a pro forma basis after giving effect to the Transactions, the senior secured credit facilities provided senior secured financing of $5,000.0 million, consisting of:

•	$4,150.0 million in term loan facilities comprised of various tranches denominated in U.S. dollars, Canadian dollars, euros, yen and pounds sterling;

•	a revolving credit facility of up to $600.0 million comprised of various tranches denominated in U.S. dollars, Canadian dollars, euros and pounds sterling; and

•	a synthetic letter of credit facility of up to $250.0 million, which was reduced to $200.0 million in January 2008.

The borrower under the senior secured credit facilities on the closing date was ARAMARK Corporation. In addition, certain subsidiaries of ARAMARK Corporation were designated as borrowers under certain tranches of the term loan facility and/or the revolving credit facility described above. Prior to March 26, 2010, the full amount of the revolving credit facility was available for letters of credit. On March 26, 2010, the Company amended the senior secured credit agreement to, among other things, include a $250.0 million sublimit for revolving credit facility letters of credit. The revolving credit facility also includes borrowing capacity available for short-term borrowings referred to as the swingline loans subject to a sublimit.

The term loan facility consists of the following subfacilities:

•	A U.S. dollar denominated term loan to the Company in the amount of $3,547.0 million;

•	A yen denominated term loan to the Company in the U.S. dollar equivalent of $45.0 million;

•	A U.S. dollar denominated term loan to ARAMARK Canada, Ltd. in the amount of $170.0 million;

•	A euro denominated term loan to ARAMARK Ireland Holdings Limited in an amount equal to the U.S. dollar equivalent of $57.0 million;

•	A sterling denominated term loan to ARAMARK Investments Limited in an amount equal to the U.S. dollar equivalent of $241.0 million; and

•	A euro denominated term loan consisting of separate loans to ARAMARK GmbH and ARAMARK Holdings GmbH & Co. KG in an aggregate principal amount equal to the U.S. dollar equivalent of $90.0 million.

The dollar equivalent amounts shown are estimates based on the exchange rates on the closing date. The aggregate amount of the term loans (taking into account the dollar equivalent based on the exchange rates on the closing date) did not exceed $4,150.0 million.

The revolving credit facility consists of the following subfacilities:

•	A revolving credit facility available for loans in U.S. dollar to the Company with aggregate commitments of $435.0 million;

•	A revolving credit facility available for loans in sterling or U.S. dollars to the U.K. borrower or the Company with aggregate commitments of $40.0 million;

•	A revolving credit facility available for loans in euro or U.S. dollars to the Irish borrower or the Company with aggregate commitments of $20.0 million;

•	A revolving credit facility available for loans in euro or U.S. dollars to the German borrowers or the Company with aggregate commitments of $30.0 million; and

•	A revolving credit facility available for loans in Canadian dollars or U.S. dollars to the Canadian borrower or the Company with aggregate commitments of $75.0 million.

The senior secured credit facilities provide that we have the right at any time to request up to $750.0 million of incremental commitments in the aggregate under one or more incremental term loan facilities and/or synthetic letter of credit facilities and/or revolving credit facilities and/or by increasing commitments under the revolving credit facility. The lenders under these facilities will not be under any obligation to provide any such incremental facilities or commitments, and any such addition of or increase in facilities or commitments will be subject to pro forma compliance with an incurrence-based financial covenant and customary conditions precedent. Our ability to obtain extensions of credit under these incremental facilities or commitments is subject to the same conditions as extensions of credit under the existing credit facilities.

Interest rate and fees

Borrowings under the senior secured credit facilities bear interest at a rate equal to an applicable margin plus, at our option, either (a) a LIBOR rate determined by reference to the costs of funds for deposits in the currency of such borrowing for the interest period relevant to such borrowing adjusted for certain additional costs, (b) with respect to borrowings denominated in U.S. Dollars a base rate determined by reference to the higher of (1) the prime rate of the administrative agent, and (2) the federal funds rate plus 0.50% or (c) with respect to borrowings denominated in Canadian dollars, (1) a base rate determined by reference to the prime rate of Canadian banks or (2) a BA (bankers’ acceptance) rate determined by reference to the rate offered for banker’s acceptances in Canadian dollars for the interest period relevant to such borrowing.

The applicable margin spread for borrowings under the revolving credit facility are 1.25% to 2.00% (as of October 1, 2010—2.00%) with respect to LIBOR borrowings and 0.25% to 1.00% (as of October 1, 2010—1.00%) with respect to base-rate borrowings.

Prior to April 16, 2007, the applicable margin spreads for borrowings under the term loan facilities were 2.00% to 2.125% with respect to LIBOR borrowings and 1.00% to 1.125% with respect to base-rate borrowings. On March 28, 2007, we amended the senior secured credit agreement (i) to lower the interest rate spread on the U.S. dollar and Euro term loans, (ii) to reduce the fees that it pays on the synthetic letter of credit facility, (iii) to add a provision requiring payment of a prepayment fee upon certain repayments for the purpose of reducing the interest rate spread effected within one year of the date of the amendment and (iv) to make certain other modifications set forth in the amendment. Effective on April 16, 2007, the applicable margin spreads under the U.S. dollar and Euro term loan facilities and the synthetic letter of credit facilities are 1.875% to 2.125% (as of October 1, 2010—1.875%) with respect to LIBOR borrowings and 0.875% to 1.125% (as of October 1, 2010—0.875%) with respect to base-rate borrowings. The applicable margin spreads under the yen and sterling term loan facilities are 2.00% to 2.125% (as of October 1, 2010—2.125%) with respect to LIBOR borrowings and 1.00% to 1.125% (as of October 1, 2010—1.125%) with respect to base-rate borrowings. On March 26, 2010, we amended the senior secured credit agreement to, among other things, extend the maturity date of $1,407.4 million of the U.S. denominated term loan to July 26, 2016; provided that if any of the senior fixed rate notes or senior floating rate notes are outstanding on October 31, 2014, the maturity date of the extended term loans shall be October 31, 2014. Effective on March 26, 2010, the applicable margin with respect to the $1,407.4 million of the U.S. denominated term loan extended by this amendment increased to 3.25% for LIBOR borrowings and to 2.25% with respect to extended term loan base-rate borrowings. The interest margins for loans that were not extended remain unchanged.

In addition to paying interest on outstanding principal under the senior secured credit facilities, we are required to pay a commitment fee to the lenders under the revolving credit facility in respect of the unutilized commitments thereunder. The commitment fee rate ranges from 0.375% to 0.50% per annum (as of October 1, 2010—0.50%).

Prior to April 16, 2007, fees on the $200 million synthetic letter of credit facility ranged from 2.00% to 2.125%. Effective on April 16, 2007, fees on the synthetic letter of credit facilities are 1.875% to 2.125% (as of October 1, 2010—1.875%). Our March 26, 2010 amended senior secured credit agreement also extended the maturity date of $92.6 million of the letter of credit deposits securing the synthetic letter of credit facility to July 26, 2016; provided that if any of the senior fixed rate notes or senior floating rate notes are outstanding on October 31, 2014, the maturity date of the extended deposits shall be October 31, 2014. Effective on March 26, 2010, the fees with respect to the $92.6 million of letter of credit facility deposits extended by this amendment increased to 3.25%. The fees for deposits that were not extended remain unchanged.

The actual spreads within all ranges referred to above are based on a ratio of Consolidated Secured Debt to EBITDA, each as defined in the senior secured credit agreement.

Prepayments

The senior secured credit agreement requires us to prepay outstanding term loans, subject to certain exceptions, with:

•	50% of our annual excess cash flow (as defined in the senior secured credit agreement) commencing with fiscal year 2008;

•	100% of the net cash proceeds of all nonordinary course asset sales or other dispositions of property subject to certain exceptions and customary reinvestment rights; and

•

100% of the net cash proceeds of any incurrence of debt, including debt incurred by any business securitization subsidiary in respect of any business securitization facility, but excluding proceeds from the receivables facilities and other debt permitted under the senior secured credit agreement.

The foregoing mandatory prepayments will be applied to the term loan facilities as directed by us. We may voluntarily repay outstanding loans under the senior secured credit facilities at any time without premium or penalty, other than customary “breakage” costs with respect to LIBOR loans. Prepaid term loans may not be reborrowed.

We are required to repay the senior secured term loan facilities in quarterly principal amounts of 0.25% of the funded total principal amount for the first six years and nine months. Prior to March 26, 2010, the remaining principal amounts outstanding under the term loan facility were payable on January 26, 2014. On March 26, 2010, we amended the senior secured credit agreement to, among other things, extend the maturity date of $1,407.4 million of the U.S. denominated term loan to July 26, 2016; provided that if any of the senior fixed rate notes or senior floating rate notes are outstanding on October 31, 2014, the maturity date of the extended term loans shall be October 31, 2014. The maturity date for loans that were not extended remains January 26, 2014. On March 30, 2007, June 29, 2007 and September 28, 2007, we voluntarily prepaid an additional $40.0 million, $300.0 million and $50.0 million, respectively. In fiscal 2009, the Company voluntarily prepaid an additional $100.0 million of outstanding term loans in anticipation of a required excess cash flow prepayment in the first quarter of fiscal year 2010. In June 2010 and September 2010, the Company voluntarily prepaid $150.0 million and $150.0 million, respectively, of outstanding un-extended U.S. dollar term loan. All required quarterly principal amounts of the U.S. term loan have been paid through its maturity in January 2014.

Principal amounts outstanding under the revolving credit facility are due and payable in full at maturity, January 26, 2013, on which day the commitments thereunder will terminate.

Principal amounts outstanding under the synthetic letter of credit facility are due and payable in full at maturity, January 26, 2014, on which day the commitments thereunder will terminate.

If a change of control as defined in the credit agreement (which is more restrictive than the corresponding definition in the indenture governing the senior fixed rate notes and the senior floating rate notes) occurs, this will cause an event of default under the credit agreement. Upon an event of default, the credit facilities may be accelerated, in which case we will be required to repay all outstanding loans plus accrued and unpaid interest and all other amounts outstanding under the senior credit facilities.

As of March 26, 2010, the senior secured credit agreement provides for a 1.0% prepayment premium if any of the U.S. denominated term loans that were extended on March 26, 2010 are prepaid prior to March 26, 2011 with the proceeds of new term loans having lower interest margins than the extended term loans’ margins.

Amortization

We are required to repay installments on the loans under the term loan facilities in quarterly principal amounts of 0.25% of their funded total principal amount for the first six years and nine months, with the remaining amount payable on the date that is seven years from the date of the closing of the senior secured credit facilities. As a result of the voluntary prepayments that we have made to date, all required quarterly principal amounts of the U.S. term loan have been paid through its maturity in January 2014.

Principal amounts outstanding under the revolving credit facility are due and payable in full at maturity, six years from the date of the closing of the senior secured credit facilities, on which day the commitments thereunder will terminate.

Principal amounts outstanding under the synthetic letter of credit facility are due and payable in full at maturity, seven years from the date of the closing of the senior secured credit facilities, on which day the commitments thereunder will terminate.

Guarantee and security

All obligations under the senior secured credit agreement are unconditionally guaranteed by ARAMARK Intermediate Holdco Corporation and, subject to certain exceptions, substantially all of our existing and future domestic subsidiaries (excluding certain immaterial and dormant subsidiaries, receivables facility subsidiaries, business securitization subsidiaries and certain subsidiaries designated by us under our senior secured credit agreement as “unrestricted subsidiaries”), referred to, collectively, as U.S. Guarantors. All obligations of each foreign borrower under the senior secured credit facilities are unconditionally guaranteed by us, the U.S. Guarantors and, subject to certain exceptions and qualifications, the respective other foreign borrowers.

All obligations under the senior secured credit facilities, and the guarantees of those obligations, are secured by substantially all of the following assets of ARAMARK Intermediate Holdco Corporation, us and each U.S. Guarantor, subject to certain exceptions:

•	a pledge of 100% of the capital stock of the Company;

•

100% of the capital stock held by ARAMARK Intermediate Holdco Corporation, the Company, or any of our domestic subsidiaries that are directly owned by us or one of the U.S. Guarantors and 100% of the capital stock of each of our existing and future foreign subsidiaries that are directly owned by us or one of the U.S. Guarantors; and

•	a security interest in, and mortgages on, substantially all tangible and intangible assets of ARAMARK Intermediate Holdco Corporation, the Company and each U.S. Guarantor.

Certain covenants and events of default

The senior secured credit agreement contains a number of covenants that, among other things, restrict, subject to certain exceptions, our ability to:

•	incur additional indebtedness, issue preferred stock or provide guarantees;

•	create liens on assets;

•	engage in mergers or consolidations;

•	sell assets;

•	pay dividends, make distributions or repurchase our capital stock;

•	make investments, loans or advances;

•	repay or repurchase any notes, except as scheduled or at maturity;

•	create restrictions on the payment of dividends or other transfers to us from our restricted subsidiaries;

•	make certain acquisitions;

•	engage in certain transactions with affiliates;

•	amend material agreements governing the notes (or any indebtedness that refinances the notes); and

•	fundamentally change our business.

In addition, the senior secured credit agreement requires us to maintain the following financial covenants in connection with our revolving credit facility:

•	a maximum senior secured leverage ratio; and

•	maximum annual capital expenditures.

The senior secured credit agreement also contains certain customary affirmative covenants and certain events of default.

Receivables facility

Overview

In connection with the Transactions, ARAMARK Receivables, LLC, a wholly-owned, bankruptcy-remote subsidiary of ARAMARK, entered into an amended receivables facility pursuant to which it purchases accounts receivable generated by certain of our operating subsidiaries using funding provided through the sale of an interest in such accounts receivable and other similar assets to commercial paper conduits sponsored by Wells Fargo Bank, N.A. (“Wells Fargo Bank”) and Calyon New York Branch (“Calyon”). The amended receivables facility provides an amount of funding up to a maximum of $250 million for a period of six years from the closing date.

Availability of funding under the amended receivables facility depends primarily upon the outstanding accounts receivable balance of our subsidiaries that participate in the facility. Aggregate availability is determined by using a formula that reduces the gross receivables balance by factors that take into account historical default and dilution rates, excessive concentrations and average days outstanding and the costs of the facility.

The commercial paper conduits may discontinue funding the receivables facility at any time for any reason. If they do, the bank sponsor of the applicable commercial paper conduit will be obligated to fund the receivables facility.

Twenty-one of our subsidiaries participate in the amended receivables facility program all of which are domestic subsidiaries in our Food and Support Services segment.

Interest rates and fees

Under the amended receivables facility, the finance subsidiary is required to pay interest on the amount of each advance at the quoted cost of funds for each commercial paper conduit’s issuance of commercial paper plus an applicable margin equal to 0.85%. When not funded by the commercial paper conduits (but directly through the conduit sponsors), the amended receivables facility provides funding at an applicable margin equal to 0.85%, plus, either (1) a one, two, three or six-month Eurodollar rate, or (2) the higher of (x) the applicable principal lender’s prime rate and (y) the federal funds effective rate plus 0.50%. The applicable margin for borrowings under the amended receivables facility may be reduced subject to our attaining certain leverage ratios.

In addition, ARAMARK Receivables is required to pay a fee on the unused portion of the amended receivables facility of 0.35% per annum on the unused portion of the commitments under the amended receivables facility, payable monthly in arrears.

In addition, we act as receivables collection agent, servicing, administering and collecting receivables transferred pursuant to the amended receivables facility. Under the amended receivables facility, we receive an estimated monthly servicing fee of approximately 1.0% per annum of the daily average outstanding balance of the receivables under such facility, payable monthly in arrears by ARAMARK Receivables.

Termination events

The amended receivables facility may be terminated for material breaches of representations and warranties or covenants, bankruptcies of any seller, the collection agent or the transferor, a change of control or certain cross defaults under our senior secured credit facility or other material indebtedness, among other reasons.

Existing indebtedness

As of October 1, 2010, we had outstanding approximately $46.6 million of secured debt representing capital lease obligations. In addition, we had $31.9 million of other indebtedness outstanding at October 1, 2010, consisting primarily of borrowings by certain of our foreign subsidiaries. See note 4 to our consolidated financial statements incorporated by reference herein from our fiscal 2010 Form 10-K.

Description of Senior Fixed Rate Notes and Senior Floating Rate Notes Due 2015

General

RMK Acquisition Corporation issued $1,280.0 million in aggregate principal amount of notes at a fixed rate (the “Fixed Rate Notes”) and $500.0 million in aggregate principal amount of notes at a floating rate (the “Floating Rate Notes” and, together with the Fixed Rate Notes, the “Senior Notes”) then merged into ARAMARK Corporation who assumed the debt upon the merger. On March 30, 2007, ARAMARK Corporation merged into ARAMARK Services, Inc., its wholly-owned subsidiary, and the resulting combined entity was renamed ARAMARK Corporation. This entity issued exchange notes, under an Indenture (the “Indenture”) between itself, The Bank of New York, as trustee, and the Guarantors. The terms of the Senior Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (the “Trust Indenture Act”).

You can find the definitions of certain capitalized terms used in this description under the subheading “Certain definitions.” In this description, the “Company” refers to ARAMARK Corporation not to any of its Subsidiaries.

The Senior Notes are guaranteed on a senior basis by each direct and indirect Restricted Subsidiary of the Company that is a Domestic Subsidiary and that guarantees the obligations of the Company under the Company’s Senior Credit Facilities. The Indenture provides that any direct or indirect parent company of the Company may guarantee the Senior Notes and in such case will allow the Company to satisfy its reporting obligations under the Indenture by furnishing financial information relating to the parent. To the extent any such parent company is a holding company with no operations or assets (other than the stock of the Company or a direct or indirect parent), you should not assign any value to the parent’s guarantee.

The following description is only a summary of the material provisions of the Senior Notes and the Indenture. We urge you to read the Indenture because it, and not this description, defines your rights as a Holder of Senior Notes. Copies of the Indenture are available upon request to the Company.

Brief description of the Senior Notes and the Guarantees

The Senior Notes:

•	are unsecured, senior obligations of the Company;

•	are pari passu in right of payment with all existing and future Senior Indebtedness of the Company, including Indebtedness under our Senior Credit Facilities and the Existing 2012 Notes;

•	are effectively subordinated to all Secured Indebtedness of the Company, including Indebtedness under our Senior Credit Facilities, to the extent of the collateral securing such Indebtedness;

•	are structurally subordinated to all existing and future Indebtedness and claims of holders of Preferred Stock of Subsidiaries of the Company that do not guarantee the Senior Notes;

•	rank senior in right of payment to all existing and future Subordinated Indebtedness of the Company;

•	are guaranteed on a senior unsecured basis by the Guarantors that guarantee our Senior Credit Facilities; and

•	are subject to registration with the SEC pursuant to the Registration Rights Agreement.

The Guarantee of each Guarantor:

•	is a senior obligation of such Guarantor;

•	ranks pari passu in right of payment with all existing and future Senior Indebtedness of such Guarantor, including its guarantee under our Senior Credit Facilities;

•	is effectively subordinated to all Secured Indebtedness of such Guarantor, including its guarantee under our Senior Credit Facilities, to the extent of the collateral securing such Indebtedness;

•	is structurally subordinated to all existing and future Indebtedness and claims of holders of Preferred Stock of Subsidiaries of such Guarantor that do not guarantee the Senior Notes;

•	ranks senior in right of payment to all existing and future Subordinated Indebtedness of such Guarantor; and

•	is subject to registration with the SEC pursuant to the Registration Rights Agreement.

The Existing 2012 Notes are not guaranteed by any of our Subsidiaries or secured by any assets.

Principal, maturity and interest

The Company issued $1,780.0 million in aggregate principal amount of Senior Notes, of which $1,280.0 million in aggregate principal amount is at a fixed rate and $500.0 million in aggregate principal amount is at a floating rate. The Company may issue additional Fixed Rate Notes and/or Floating Rate Notes under the Indenture from time to time subject to the covenant described below under “Certain covenants—Limitation on incurrence of Indebtedness and issuance of Disqualified Stock and Preferred Stock” (the “Additional Senior Notes”). The Fixed Rate Notes and the Floating Rate Notes are each a separate series of Senior Notes but are, together with any Additional Senior Notes subsequently issued under the Indenture, treated as a single class for all purposes under the Indenture, including waivers, amendments, redemptions and offers to purchase (except in the limited circumstances set forth below under “Amendment, supplement and waiver”). Unless the context requires otherwise, references to “Senior Notes” for all purposes of the Indenture and this “Description of Senior Fixed Rate Notes and Senior Floating Rate Notes” include any Additional Senior Notes that are actually issued.

Fixed Rate Notes

Interest on the Fixed Rate Notes accrues at the rate of 8.50% per annum and is payable semi-annually in arrears on February 1 and August 1, commencing on August 1, 2007, to the Holders of Fixed Rate Notes of record on the immediately preceding January 15 and July 15. Interest on the Fixed Rate Notes accrues from the most recent date to which interest has been paid with respect thereto or, if no interest has been paid with respect thereto, from and including the Issue Date. Interest on the Fixed Rate Notes is computed on the basis of a 360-day year comprised of twelve 30-day months.

Floating Rate Notes

The Floating Rate Notes bear interest at a rate per annum, reset quarterly, equal to LIBOR plus 3.50%, as determined by the calculation agent (the “Calculation Agent”), which shall initially be the Trustee. Interest on the Floating Rate Notes is payable quarterly in arrears on February 1, May 1, August 1 and November 1, commencing on May 1, 2007, to the Holders of Floating Rate Notes of record on the immediately preceding January 15, April 15, July 15 and October 15. Interest on the Floating Rate Notes accrues from the most recent date to which interest has been paid or, if no interest has been paid, from and including the Issue Date.

Set forth below is a summary of certain of the defined terms used in the Indenture relating solely to the Floating Rate Notes.

“Determination Date,” with respect to an Interest Period, will be the second London Banking Day preceding the first day of the Interest Period.

“Interest Period” means the period commencing on and including an interest payment date and ending on and including the day immediately preceding the next succeeding interest payment date, with the exception that the first Interest Period shall commence on and include the Issue Date and end on and include April 30, 2007.

“LIBOR,” with respect to an Interest Period, will be the rate (expressed as a percentage per annum) for deposits in United States dollars for a three-month period beginning on the second London Banking Day after the Determination Date that appears on Telerate Page 3750 as of 11:00 a.m., London time, on the Determination Date. If Telerate Page 3750 does not include such a rate or is unavailable on a Determination Date, the Calculation Agent will request the principal London office of each of four major banks in the London interbank market, as selected by the Calculation Agent (in consultation with the Company), to provide such bank’s offered quotation (expressed as a percentage per annum), as of approximately 11:00 a.m., London time, on such Determination Date, to prime banks in the London interbank market for deposits in a Representative Amount in U.S. dollars for a three-month period beginning on the second London Banking Day after the Determination Date. If at least two such offered quotations are so provided, LIBOR for the Interest Period will be the arithmetic mean of such quotations. If fewer than two such quotations are so provided, the Calculation Agent will request each of three major banks in New York City, as selected by the Calculation Agent (in consultation with the Company), to provide such bank’s rate (expressed as a percentage per annum), as of approximately 11:00 a.m., New York City time, on such Determination Date, for loans in a Representative Amount in United States dollars to leading European banks for a three-month period beginning on the second London Banking Day after the Determination Date. If at least two such rates are so provided, LIBOR for the Interest Period will be the arithmetic mean of such rates. If fewer than two such rates are so provided, then LIBOR for the Interest Period will be LIBOR in effect with respect to the immediately preceding Interest Period.

“London Banking Day” is any day in which dealings in U.S. dollars are transacted or, with respect to any future date, are expected to be transacted in the London interbank market.

“Representative Amount” means a principal amount of not less than U.S.$1,000,000 for a single transaction in the relevant market at the relevant time.

“Telerate Page 3750” means the display designated as “Page 3750” on the Moneyline Telerate service (or such other page as may replace Page 3750 on that service).

The amount of interest for each day that the Floating Rate Notes are outstanding (the “Daily Interest Amount”) will be calculated by dividing the interest rate in effect for such day by 360 and multiplying the result by the principal amount of the Floating Rate Notes. The amount of interest to be paid on the Floating Rate Notes for each Interest Period will be calculated by adding the Daily Interest Amounts for each day in the Interest Period.

All percentages resulting from any of the above calculations will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point being rounded upwards (e.g., 9.876545% (or .09876545) being rounded to 9.87655% (or .0987655)) and all dollar amounts used in or resulting from such calculations will be rounded to the nearest cent (with one-half cent being rounded upwards).

The interest rate on the Floating Rate Notes will in no event be higher than the maximum rate permitted by applicable law.

Maturity and payments

The Senior Notes will mature on February 1, 2015. Additional Interest may accrue on the Senior Notes in certain circumstances pursuant to the Registration Rights Agreement as described under “Exchange Offer; registration rights.” All references in the Senior Indenture and this “Description of Senior Fixed Rate Notes and Senior Floating Rate Notes Due 2015,” in any context, to any interest or other amount payable on or with respect to the Senior Notes shall be deemed to include any Additional Interest pursuant to the Registration Rights Agreement.

Principal of, premium, if any, and interest on the Senior Notes will be payable at the office or agency of the Company maintained for such purpose within The State of New York or, at the option of the Company, payments of interest may be made by check mailed to the Holders at their respective addresses set forth in the register of Holders; provided that all payments of principal, premium, if any, and interest with respect to Senior Notes represented by one or more global notes registered in the name of or held by DTC or its nominee will be made by wire transfer of immediately available funds to the accounts specified by the Holder or Holders thereof. The Senior Notes were issued in denominations of $2,000 and any integral multiples of $1,000 in excess of $2,000.

Guarantees

Each direct and indirect Restricted Subsidiary of the Company that is a Domestic Subsidiary and that guarantees the obligations of the Company under the Company’s Senior Credit Facilities will jointly and severally, fully and unconditionally guarantee, as primary obligors and not merely as sureties, on a senior unsecured basis, the performance and full and punctual payment when due, whether at maturity, by acceleration or otherwise, of all obligations of the Company under the Indenture and the Senior Notes, whether for payment of principal of, or interest on or Additional Interest in respect of the Senior Notes, expenses, indemnification or otherwise, on the terms set forth in the Indenture by executing the Indenture. None of our Restricted Subsidiaries that are Foreign Subsidiaries or any Receivables Subsidiary or Business Securitization Subsidiary guarantee the Senior Notes. Each Guarantee is a general unsecured senior obligation of the applicable Guarantor, and ranks pari passu in right of payment with all existing and any future Senior Indebtedness of such Guarantor, is effectively subordinated to all Secured Indebtedness of such Guarantor to the extent of the collateral securing such Indebtedness, and ranks senior in right of payment to all existing and any future Subordinated Indebtedness of such Guarantor. The Senior Notes are structurally subordinated to Indebtedness of Subsidiaries of the Company that do not guarantee the Senior Notes. See also “Brief description of the Senior Notes and the Guarantees.”

Each Guarantee contains a provision intended to limit the Guarantor’s liability thereunder to the maximum amount that it could incur without causing the incurrence of obligations under its Guarantee to be a fraudulent transfer. This provision may not, however, be effective to protect a Guarantee from being voided under fraudulent transfer law, or may reduce the Guarantor’s obligation to an amount that effectively makes its Guarantee worthless. See “Risk factors—Federal and state fraudulent transfer laws may permit a court to void the guarantees, and, if that occurs, you may not receive any payments on the notes.”

Each Guarantor may consolidate with or merge into or sell all or substantially all its assets to (A) the Company or another Guarantor without limitation or (B) any other Person upon the terms and conditions set forth in the Indenture. See “Certain covenants—Merger, consolidation or sale of all or substantially all assets.”

The Guarantee of a Guarantor will automatically and unconditionally be released and discharged upon:

(1) (a) the sale, disposition or other transfer (including through merger or consolidation) of all of the Capital Stock (or any sale, disposition or other transfer of Capital Stock following which such Guarantor is no longer a Restricted Subsidiary), or all or substantially all the assets, of such Guarantor (other than a sale, disposition or other transfer to a Restricted Subsidiary) if such sale, disposition or other transfer is made in compliance with the applicable provisions of the Indenture;

(b) the designation by the Company of such Guarantor as an Unrestricted Subsidiary in accordance with the provisions of the Indenture as described under “Certain covenants—Limitation on Restricted Payments” and the definition of “Unrestricted Subsidiary”;

(c) the release or discharge of such Guarantor from its guarantee of Indebtedness under the Senior Credit Facilities or the guarantee that resulted in the obligation of such Guarantor to guarantee the Senior Notes, in each case, if such Guarantor would not then otherwise be required to guarantee the Senior Notes pursuant to the covenant described under “Certain covenants—Limitation on Guarantees of Indebtedness by Restricted Subsidiaries,” (treating any guarantees of such Guarantor that remain outstanding as incurred at least 30 days prior to such release) except, in each case, a release or discharge by, or as a result of, payment under such guarantee or payment in full of the Indebtedness under the Senior Credit Facilities; or

(d) the exercise by the Company of its legal defeasance option or its covenant defeasance option, as described under “Legal Defeasance and Covenant Defeasance” or if the Company’s obligations under the Indenture are discharged in accordance with the terms of the Indenture;

(2) in the case of clause (1)(a) above, the release of such Guarantor from its guarantee, if any, of and all pledges and security, if any, granted in connection with, the Senior Credit Facilities and any other Indebtedness of the Company or any Restricted Subsidiary; and

(3) such Guarantor delivering to the Trustee an Officers’ Certificate and an opinion of counsel, each stating that all conditions precedent provided for in the Indenture relating to such transaction have been complied with.

Ranking

Senior Secured Indebtedness versus Senior Notes

Payments of principal of, and premium, if any, and interest on the Senior Notes and the payment of any Guarantee rank pari passu in right of payment to all Senior Indebtedness of the Company and the Guarantors, including the obligations of the Company and, to the extent applicable, the Guarantors under the Senior Credit Facilities and the Existing 2012 Notes. However, the Senior Notes are effectively subordinated in right of payment to all of the Company’s and the Guarantors’ existing and future Secured Indebtedness (including Indebtedness under the Senior Credit Facilities) to the extent of the value of the assets securing such Indebtedness.

As of October 1, 2010:

(1) the Company’s Senior Indebtedness (excluding unused commitments and the fair value adjustment related to purchase accounting) was approximately $5,381.5 million, of which $3,348.5 million, consisting principally of Indebtedness under the Senior Credit Facilities, was Secured Indebtedness;

(2) the Guarantors’ Senior Indebtedness (excluding unused commitments and the fair value adjustment related to purchase accounting) was approximately $5,378.5 million in the aggregate, of which $3,348.5 million, consisting principally of their respective guarantees of Senior Indebtedness of the Company under the Senior Credit Facilities, was Secured Indebtedness; and

(3) approximately $220.9 million of funding also was outstanding under our Receivables Facility.

Although the Indenture contains limitations on the amount of additional Senior Indebtedness that the Company and its Restricted Subsidiaries may incur and the amount of additional Secured Indebtedness the Company and the Guarantors may incur, under certain circumstances the amount of such Senior Indebtedness and Secured Indebtedness could be substantial. See “Certain covenants—Limitation on incurrence of Indebtedness and issuance of Disqualified Stock and Preferred Stock” and “Certain covenants—Liens.”

Liabilities of Subsidiaries versus Senior Notes

The Company conducts a significant portion of its operations through its Subsidiaries. Some of the Company’s Subsidiaries are not guaranteeing the Senior Notes, and Guarantees may be released under certain circumstances, as described under “Guarantees.” In addition, the Company’s future Subsidiaries may not be required to guarantee the Senior Notes. Claims of creditors of such non-guarantor Subsidiaries, including trade creditors and creditors holding indebtedness or guarantees issued by such non-guarantor Subsidiaries, and claims of holders of Preferred Stock of such non-guarantor Subsidiaries generally will have priority with respect to the assets and earnings of such non-guarantor Subsidiaries over the claims of the Company’s creditors, including Holders. Accordingly, the Senior Notes are structurally subordinated to claims of creditors (including trade creditors) and holders of Preferred Stock, if any, of such non-guarantor Subsidiaries.

As of October 1, 2010, the Company’s Subsidiaries (other than the Guarantors) had consolidated liabilities (excluding intercompany liabilities of Subsidiaries that are not Guarantors) of approximately $1,202.1 million and consolidated assets (including assets of the Receivables Subsidiary but excluding investments in and advances to Subsidiaries) of $2,148.8 million, which represented 21% of the consolidated assets of the Company and its Subsidiaries. In addition, for the fiscal year ended October 1, 2010, the Company’s Subsidiaries (other than the Guarantors) had consolidated sales of $3,556.0 million, which represented 28% of the consolidated sales of the Company and its Subsidiaries. Our non-Guarantor Subsidiaries consist primarily of the subsidiaries in our FSS-International segment and our Receivables Subsidiary. See “Summary—Our company.” See Note 17 to the Consolidated Financial Statements, included in our fiscal 2010 Form 10-K, which is incorporated herein by reference, for additional financial information related to our non-guarantor subsidiaries. Although the Senior Indenture generally limits the incurrence of Indebtedness and Preferred Stock by Restricted Subsidiaries, such limitation is subject to a number of significant exceptions. Moreover, the Senior Indenture does not impose any limitation on the incurrence by Restricted Subsidiaries of liabilities that are not considered Indebtedness or Preferred Stock under the Senior Indenture, such as trade payables. See “Certain covenants—Limitation on incurrence of Indebtedness and issuance of Disqualified Stock and Preferred Stock.”

Paying agent and registrar for the Senior Notes

The Company will maintain one or more paying agents for the Senior Notes in the Borough of Manhattan, City of New York. The initial paying agent for the Senior Notes is the Trustee.

The Company will also maintain a registrar with offices in the Borough of Manhattan, City of New York. The initial registrar is the Trustee. The registrar will maintain a register reflecting ownership of the Senior Notes outstanding from time to time and will make payments on and facilitate transfer of Senior Notes on behalf of the Company.

The Company may change the paying agents or the registrars without prior notice to the Holders. The Company or any of its Subsidiaries may act as a paying agent or registrar.

Mandatory redemption; offer to purchase; open market purchases

The Company will not be required to make any mandatory redemption or sinking fund payments with respect to the Senior Notes. However, under certain circumstances, the Company may be required to offer to purchase Senior Notes as described under “Repurchase at the option of Holders.” The Company may from time to time acquire Senior Notes by means other than a redemption, whether by tender offer, in open market purchases, through negotiated transactions or otherwise, in accordance with applicable securities laws.

Optional redemption

Fixed Rate Notes

Except as described below, the Fixed Rate Notes are not redeemable at the Company’s option prior to February 1, 2011. From and after February 1, 2011, the Company may redeem the Fixed Rate Notes, in whole or in part, upon not less than 30 nor more than 60 days’ prior notice at the redemption prices (expressed as percentages of principal amount of the Fixed Rate Notes to be redeemed) set forth below, plus accrued and unpaid interest, and Additional Interest, if any, thereon to the applicable redemption date, subject to the right of Holders of Fixed Rate Notes on the relevant record date to receive interest due on the relevant interest payment date, if redeemed during the twelve-month period beginning on February 1 of each of the years indicated below:

Year	Percentage
2011	104.250%
2012	102.125%
2013 and thereafter	100.000%

At any time prior to February 1, 2011, the Company may also redeem all or a part of the Fixed Rate Notes, upon not less than 30 nor more than 60 days’ prior notice, at a redemption price equal to 100% of the principal amount of the Fixed Rate Notes redeemed plus the Applicable Premium as of, and accrued and unpaid interest and Additional Interest, if any, to the redemption date, subject to the rights of Holders of Fixed Rate Notes on the relevant record date to receive interest due on the relevant interest payment date.

Notice of any redemption upon any Equity Offering or in connection with a transaction (or series of related transactions) that constitutes a Change of Control may be given prior to the redemption thereof, and any such redemption or notice may, at the Company’s discretion, be subject to one or more conditions precedent, including, but not limited to, completion of the related Equity Offering or Change of Control, as the case may be.

Floating Rate Notes

The Company may redeem the Floating Rate Notes, in whole or in part, upon not less than 30 nor more than 60 days’ prior notice at the redemption prices (expressed as percentages of principal amount of the Floating Rate Notes to be redeemed) set forth below, plus accrued and unpaid interest and Additional Interest, if any, thereon to the applicable redemption date, subject to the right of Holders of Floating Rate Notes on the relevant record date to receive interest due on the relevant interest payment date, if redeemed during the twelve-month period beginning on February 1 of each of the years indicated below:

Year	Percentage
2010	101.000%
2011 and thereafter	100.000%

Notice of any redemption in connection with a transaction (or series of related transactions) that constitute a Change of Control may be given prior to the redemption thereof, and any such redemption or notice may, at the Company’s discretion, be subject to one or more conditions precedent, including, but not limited to, completion of the related Change of Control.

Selection and notice

If the Company is redeeming less than all of either series of Senior Notes at any time, the Trustee will select the Senior Notes of such series to be redeemed (a) if the Senior Notes are listed on any national securities exchange, in compliance with the requirements of the principal national securities exchange on which such Senior Notes are listed or (b) if such Senior Notes are not so listed, on a pro rata basis to the extent practicable; provided that no Senior Notes of $2,000 or less shall be redeemed in part.

Notices of redemption shall be mailed by first-class mail, postage prepaid, at least 30 days but not more than 60 days before the redemption date to each Holder at such Holder’s registered address, except that notices of redemption may be mailed more than 60 days prior to a redemption date if the notice is issued in connection with a defeasance of the Senior Notes or a satisfaction and discharge of the Indenture. If any Senior Note is to be redeemed in part only, any notice of redemption that relates to such Senior Note shall state the portion of the principal amount thereof to be redeemed.

A new Senior Note in principal amount equal to the unredeemed portion of any Senior Note redeemed in part will be issued in the name of the Holder thereof upon cancellation of the original Senior Note. Senior Notes called for redemption become due and payable on the date fixed for redemption. On and after the redemption date, unless the Company defaults in the redemption payment, interest shall cease to accrue on the Senior Note or portions thereof called for redemption.

Repurchase at the option of Holders

Change of Control

If a Change of Control occurs, unless the Company has previously or concurrently mailed a redemption notice with respect to all outstanding Senior Notes as described under “Optional redemption,” the Company will make an offer to purchase all of the Senior Notes pursuant to the offer described below (the “Change of Control Offer”) at a price in cash (the “Change of Control Payment”) equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest, and Additional Interest, if any, to the date of purchase, subject to the right of Holders of record on the relevant record date to receive interest due on the relevant interest payment date. Within 30 days following any Change of Control, the Company will send notice of such Change of Control Offer by first class mail, with a copy to the Trustee, to each Holder to the address of such Holder appearing in the security register with a copy to the Trustee or otherwise in accordance with the procedures of DTC, with the following information:

(1) a Change of Control Offer is being made pursuant to the covenant entitled “Change of Control,” and all Senior Notes properly tendered pursuant to such Change of Control Offer will be accepted for payment by the Company;

(2) the purchase price and the purchase date, which will be no earlier than 30 days nor later than 60 days from the date such notice is mailed (the “Change of Control Payment Date”);

(3) any Senior Note not properly tendered will remain outstanding and continue to accrue interest;

(4) unless the Company defaults in the payment of the Change of Control Payment, all Senior Notes accepted for payment pursuant to the Change of Control Offer will cease to accrue interest on the Change of Control Payment Date;

(5) Holders electing to have any Senior Notes purchased pursuant to a Change of Control Offer will be required to surrender such Senior Notes, with the form entitled “Option of Holder to Elect Purchase” on the reverse of such Senior Notes completed, to the paying agent specified in the notice at the address specified in the notice prior to the close of business on the third Business Day preceding the Change of Control Payment Date;

(6) Holders will be entitled to withdraw their tendered Senior Notes and their election to require the Company to purchase such Senior Notes; provided that the paying agent receives, not later than the close of business on the last day of the offer period, facsimile transmission or letter setting forth the name of the Holder, the principal amount of Senior Notes tendered for purchase, and a statement that such Holder is withdrawing its tendered Senior Notes and its election to have such Senior Notes purchased; and

(7) Holders whose Senior Notes are being purchased only in part will be issued new Senior Notes equal in principal amount to the unpurchased portion of the Senior Notes surrendered, which unpurchased portion must be equal to $2,000 or an integral multiple of $1,000 in excess of $2,000.

While the Senior Notes are in global form and the Company makes an offer to purchase all of the Senior Notes pursuant to the Change of Control Offer, a Holder may exercise its option to elect for the purchase of the Senior Notes through the facilities of DTC, subject to its rules and regulations.

The Company will comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws or regulations are applicable in connection with the repurchase of the Senior Notes pursuant to a Change of Control Offer. To the extent that the provisions of any securities laws or regulations conflict with the provisions of the Indenture, the Company will comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations described in the Indenture by virtue thereof.

On the Change of Control Payment Date, the Company will, to the extent permitted by law,

(1) accept for payment all Senior Notes or portions thereof properly tendered pursuant to the Change of Control Offer,

(2) deposit with the paying agent an amount equal to the aggregate Change of Control Payment in respect of all Senior Notes or portions thereof so tendered, and

(3) deliver, or cause to be delivered, to the Trustee for cancellation the Senior Notes so accepted together with an Officers’ Certificate stating that such Senior Notes or portions thereof have been tendered to and purchased by the Company.

The paying agent will promptly mail to each Holder the Change of Control Payment for such Senior Notes, and the Trustee will promptly authenticate and mail to each Holder a new Senior Note equal in principal amount to any unpurchased portion of the Senior Notes surrendered, if any; provided that each such new Senior Note will be in a principal amount of $2,000 or an integral multiple of $1,000 in excess of $2,000. The Company will publicly announce the results of the Change of Control Offer on or as soon as practicable after the Change of Control Payment Date.

The Senior Credit Facilities prohibit (subject to limited exceptions), and future credit agreements or other agreements to which the Company becomes a party may prohibit, the Company from purchasing any Senior Notes as a result of a Change of Control. In the event a Change of Control occurs at a time when the Company is prohibited from purchasing the Senior Notes, the Company could seek the consent of their lenders and noteholders to permit the purchase of the Senior Notes or could attempt to refinance the borrowings and notes that contain such prohibition. If the Company does not obtain such consent or repay such borrowings or notes, the Company will remain prohibited from purchasing the Senior Notes. In such case, the Company’s failure to purchase tendered Senior Notes would constitute an Event of Default under the Indenture.

The Senior Credit Facilities provide that certain change of control events with respect to the Company (including a Change of Control under the Indenture) would constitute a default thereunder. If the Company experiences a change of control that triggers a default under the Senior Credit Facilities or cross-defaults under any other Indebtedness or the Receivables Facility, the Company could seek a waiver of such defaults or seek to refinance the Indebtedness outstanding under the Senior Credit Facilities and such other Indebtedness. In the event the Company does not obtain such a waiver or refinance the Indebtedness outstanding under the Senior Credit Facilities and such other Indebtedness, such defaults could result in amounts outstanding under the Senior Credit Facilities and such other Indebtedness being declared due and payable and cause the Receivables Facility and any Business Securitization Facility to be wound down. The Company’s ability to pay cash to the Holders following the occurrence of a Change of Control may be limited by its then existing financial resources. Therefore, sufficient funds may not be available when necessary to make any required repurchases.

The Company will not be required to make a Change of Control Offer following a Change of Control if a third party makes the Change of Control Offer in the manner, at the time and otherwise in compliance with the requirements set forth in the Indenture applicable to a Change of Control Offer made by the Company and purchases all Senior Notes validly tendered and not withdrawn under such Change of Control Offer. A Change of Control Offer may be made in advance of a Change of Control, conditional upon such Change of Control, if a definitive agreement is in place for the Change of Control at the time of making of the Change of Control Offer.

The Change of Control purchase feature of the Senior Notes may in certain circumstances make more difficult or discourage a sale or takeover of the Company and, thus, the removal of incumbent management. The Change of Control purchase feature is a result of negotiations between the Company and the Initial Purchasers. We have no current intention to engage in a transaction involving a Change of Control, although it is possible that we could decide to do so in the future. Subject to the limitations discussed below, we could, in the future, enter into certain transactions, including acquisitions, refinancings or other recapitalizations, that would not constitute a Change of Control under the Indenture, but that could increase the amount of indebtedness outstanding at such time or otherwise affect our capital structure or credit ratings. Restrictions on our ability to incur additional Indebtedness are contained in the covenant described under “Certain Covenants—Limitation on incurrence of Indebtedness and issuance of Disqualified Stock and Preferred Stock.” Such restrictions can be waived with the consent of the holders of a majority in principal amount of the Senior Notes then outstanding. Except for the limitations contained in such covenant, however, the Indenture will not contain any covenants or provisions that may afford Holders protection in the event of a highly leveraged transaction.

The definition of “Change of Control” includes a disposition of all or substantially all of the assets of the Company to any Person. Although there is a limited body of case law interpreting the phrase “substantially all,” there is no precise established definition of the phrase under applicable law. Accordingly, in certain circumstances there may be a degree of uncertainty as to whether a particular transaction would involve a disposition of “all or substantially all” of the assets of the Company. As a result, it may be unclear as to whether a Change of Control has occurred and whether a Holder may require the Company to make an offer to repurchase the Senior Notes as described above.

The provisions under the Indenture relating to the Company’s obligation to make an offer to repurchase the Senior Notes as a result of a Change of Control may be waived or modified with the written consent of the Holders of a majority in principal amount of the Senior Notes.

Asset Sales

The Indenture provides that the Company will not, and will not permit any Restricted Subsidiary to, cause, make or suffer to exist an Asset Sale, unless:

(1) the Company or such Restricted Subsidiary, as the case may be, receives consideration at the time of such Asset Sale at least equal to the fair market value (as determined in good faith by the Company) of the assets sold or otherwise disposed of; and

(2) except in the case of a Permitted Asset Swap, at least 75% of the consideration therefor received by the Company or such Restricted Subsidiary, as the case may be, is in the form of cash or Cash Equivalents; provided that the amount of:

(a) any liabilities (as shown on the most recent consolidated balance sheet of the Company or in the footnotes thereto) of the Company or such Restricted Subsidiary, other than liabilities that are by their terms subordinated to the Senior Notes, that are assumed by the transferee of any such assets (or a third party on behalf of the transferee) and for which the Company or such Restricted Subsidiary has been validly released by all creditors,

(b) any securities, notes or other obligations or assets received by the Company or such Restricted Subsidiary from such transferee that are converted by the Company or such Restricted Subsidiary into cash (to the extent of the cash received) within 180 days following the closing of such Asset Sale, and

(c) any Designated Noncash Consideration received by the Company or such Restricted Subsidiary in such Asset Sale having an aggregate fair market value, taken together with all other Designated Noncash Consideration received pursuant to this clause (c) that is at that time outstanding, not to exceed the greater of (x) $300.0 million and (y) 3.0% of Total Assets at the time of the receipt of such Designated Noncash Consideration, with the fair market value of each item of Designated Noncash Consideration being measured at the time received and without giving effect to subsequent changes in value, shall be deemed to be cash for purposes of this provision and for no other purpose.

Within 450 days after any of the Company’s or any Restricted Subsidiary’s receipt of the Net Proceeds of any Asset Sale, the Company or such Restricted Subsidiary may, at its option, apply the Net Proceeds from such Asset Sale:

(1) to permanently reduce:

(x) Obligations under any Senior Indebtedness of the Company or any Guarantor (other than Obligations owed to the Company or a Restricted Subsidiary) and, in the case of Obligations under revolving credit facilities or other similar Indebtedness, to correspondingly permanently reduce commitments with respect thereto; provided that if the Company or any Restricted Subsidiary shall so reduce Obligations under any Senior Indebtedness that is not secured by a Lien permitted by the Indenture, the Company or such Guarantor will, equally and ratably, reduce Obligations under the Senior Notes by, at its option, (A) redeeming Senior Notes, (B) making an offer (in accordance with the procedures set forth below for an Asset Sale Offer) to all Holders to purchase their Senior Notes at 100% of the principal amount thereof, plus the amount of accrued and unpaid interest and Additional Interest, if any, on the principal amount of Senior Notes to be repurchased or (C) purchasing Senior Notes through open market purchases (to the extent such purchases are at a price equal to or higher than 100% of the principal amount thereof) in a manner that complies with the Indenture and applicable securities law; or

(y) Indebtedness of a Restricted Subsidiary that is not a Guarantor, other than Indebtedness owed to the Company or another Restricted Subsidiary; or

(2) to make (a) an investment in any one or more businesses; provided that such investment in any business is in the form of the acquisition of Capital Stock and results in the Company or any Restricted Subsidiary owning an amount of the Capital Stock of such business such that it constitutes a Restricted Subsidiary, (b) an investment in properties, (c) capital expenditures and (d) acquisitions of other assets, that in each of (a), (b), (c) and (d), are used or useful in the business of the Company and in Restricted Subsidiaries or replace the businesses, properties and assets that are the subject of such Asset Sale.

Any Net Proceeds from the Asset Sale that are not invested or applied in accordance with the preceding paragraph within 450 days from the date of the receipt of such Net Proceeds will be deemed to constitute “Excess Proceeds”; provided that if during such 450-day period the Company or a Restricted Subsidiary enters into a definitive binding agreement committing it to apply such Net Proceeds in accordance with the requirements of clause (2) of the immediately preceding paragraph after such 450th day, such 450-day period will be extended with respect to the amount of Net Proceeds so committed until such Net Proceeds are required to be applied in accordance with such agreement (but such extension will in no event be for a period longer than 180 days) (or, if earlier, the date of termination of such agreement). When the aggregate amount of Excess Proceeds exceeds $100.0 million, the Company shall make an offer to all Holders and, if required by the terms of any Senior Indebtedness, to the holders of such Senior Indebtedness (other than with respect to Hedging Obligations) (an “Asset Sale Offer”), to purchase the maximum aggregate principal amount of Senior Notes and such Senior Indebtedness that is a minimum of $2,000 or an integral multiple of $1,000 in excess thereof that may be purchased out of the Excess Proceeds at an offer price in cash in an amount equal to 100% of the principal amount thereof, plus accrued and unpaid interest and Additional Interest, if any, to the date fixed for the closing of such offer, in accordance with the procedures set forth in the Indenture. The Company will commence an Asset Sale Offer with respect to Excess Proceeds within ten Business Days after the date that Excess Proceeds exceed $100.0 million by mailing the notice required pursuant to the terms of the Indenture, with a copy to the Trustee. The Company may satisfy the foregoing obligations with respect to any Net Proceeds from an Asset Sale by making an Asset Sale Offer with respect to such Net Proceeds prior to the expiration of the relevant 450 days or with respect to Excess Proceeds of $100.0 million or less.

To the extent that the aggregate amount of Senior Notes and such Senior Indebtedness tendered pursuant to an Asset Sale Offer is less than the Excess Proceeds, the Company may use any remaining Excess Proceeds for general corporate purposes, subject to the other covenants contained in the Indenture. If the aggregate principal amount of Senior Notes or the Senior Indebtedness surrendered by such holders thereof exceeds the amount of Excess Proceeds, the Company shall select or cause to be selected the Senior Notes and such Senior Indebtedness to be purchased on a pro rata basis based on the accreted value or principal amount of the Senior Notes or such Senior Indebtedness tendered. Upon completion of any such Asset Sale Offer, the amount of Excess Proceeds related to such Asset Sale Offer shall be reset at zero.

Pending the final application of any Net Proceeds pursuant to this covenant, the Company or the applicable Restricted Subsidiary may apply such Net Proceeds temporarily to reduce Indebtedness outstanding under a revolving credit facility or otherwise invest such Net Proceeds in any manner not prohibited by the Indenture.

The Company will comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws or regulations are applicable in connection with the repurchase of Senior Notes pursuant to an Asset Sale Offer. To the extent that the provisions of any securities laws or regulations conflict with the provisions of the Indenture, the Company will comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations described in the Indenture by virtue thereof.

The Senior Credit Facilities limit (in each case, subject to limited exceptions), and future credit agreements or other agreements to which the Company becomes a party may limit or prohibit, the Company from purchasing any Senior Notes as a result of an Asset Sale Offer. In the event the Company is required to make an Asset Sale Offer at a time when the Company is prohibited from purchasing the Senior Notes, the Company could seek the consent of its lenders to permit the purchase of the Senior Notes or could attempt to refinance the borrowings that contain such prohibition. If the Company does not obtain such consent or repay such borrowings, the Company will remain prohibited from purchasing the Senior Notes. In such case, the Company’s failure to purchase tendered Senior Notes would constitute an Event of Default under the Indenture.

The provisions under the Indenture relative to the Company’s obligation to make an offer to repurchase the Senior Notes as a result of an Asset Sale may be waived or modified with the written consent of the Holders of a majority in principal amount of the Senior Notes.

Certain covenants

Set forth below are summaries of certain covenants contained in the Indenture. During any period of time that (i) the Senior Notes have Investment Grade Ratings from both Rating Agencies and (ii) no Default has occurred and is continuing under the Indenture (the occurrence of the events described in the foregoing clauses (i) and (ii) being collectively referred to as a “Covenant Suspension Event”) then, the covenants specifically listed under the following captions in this “Description of Senior Fixed Rate Notes and Senior Floating Rate Notes Due 2015” section of this prospectus are not applicable to the Senior Notes (collectively, the “Suspended Covenants”):

(1) “Repurchase at the option of Holders—Asset Sales”;

(2) “—Limitation on Restricted Payments”;

(3) “—Limitation on incurrence of Indebtedness and issuance of Disqualified Stock and Preferred Stock”;

(4) clause (4) of the first paragraph of “—Merger, consolidation or sale of all or substantially all assets”;

(5) “—Transactions with Affiliates”;

(6) “—Dividend and other payment restrictions affecting Restricted Subsidiaries”;

(7) “—Limitation on Guarantees of Indebtedness by Restricted Subsidiaries”; and

(8) “—Limitation on line of business.”

During any period that the foregoing covenants have been suspended, the Company may not designate any of its Subsidiaries as Unrestricted Subsidiaries pursuant to the second sentence of the definition of “Unrestricted Subsidiary.”

If and while the Company and its Restricted Subsidiaries are not subject to the Suspended Covenants, the Senior Notes will be entitled to substantially less covenant protection. In the event that the Company and its Restricted Subsidiaries are not subject to the Suspended Covenants under the Indenture for any period of time as a result of the foregoing, and on any subsequent date (the “Reversion Date”) one or both of the Rating Agencies withdraw their Investment Grade Rating or downgrade the rating assigned to the Senior Notes below an Investment Grade Rating, then the Company and its Restricted Subsidiaries will thereafter again be subject to the Suspended Covenants under the Indenture with respect to future events. The period of time between the Suspension Date and the Reversion Date is referred to in this description as the “Suspension Period.” The Guarantees of the Subsidiary Guarantors will be suspended during the Suspension Period. Additionally, upon the occurrence of a Covenant Suspension Event, the amount of Excess Proceeds from Net Proceeds shall be reset to zero.

In addition, during any Suspension Period, the Company and the Restricted Subsidiaries will not be subject to the covenant described under “Repurchase at the option of Holders—Change of Control”; provided that for purposes of determining the applicability of this covenant, the Reversion Date shall be defined as the date that (a) one or both of the Rating Agencies withdraw their Investment Grade Rating or downgrade the rating assigned to the Senior Notes below an Investment Grade Rating and/or (b) the Company or any of its Affiliates enter into an agreement to effect a transaction that would result in a Change of Control and one or more of the Rating Agencies indicate that if consummated, such transaction (alone or together with any related recapitalization or refinancing transactions) would cause such Rating Agency to withdraw its Investment Grade Rating or downgrade the ratings assigned to the Senior Notes below an Investment Grade Rating. On and after the Reversion Date as defined with respect to the covenant described under “Repurchase at the option of Holders— Change of Control,” the Company and the Restricted Subsidiaries will thereafter again be subject to the such covenant under the Indenture, including, without limitation, with respect to a proposed transaction described in clause (b) above.

Notwithstanding the foregoing, in the event of any such reinstatement, no action taken or omitted to be taken by the Company or any of its Restricted Subsidiaries prior to such reinstatement will give rise to a Default or Event of Default under the Indenture with respect to the Senior Notes; provided that (1) with respect to Restricted Payments made after such reinstatement, the amount of Restricted Payments made will be calculated as though the covenant described above under the caption “Certain covenants—Limitation on Restricted Payments” had been in effect prior to, but not during, the Suspension Period; and (2) all Indebtedness incurred, or Disqualified Stock issued, during the Suspension Period will be classified to have been incurred or issued pursuant to clause (e) of the second paragraph of “—Limitation on incurrence of Indebtedness and issuance of Disqualified Stock and Preferred Stock.” In addition, for purposes of clause (3) of the first paragraph under the caption “—Limitation on Restricted Payments,” all events set forth in such clause (3) occurring during a Suspension Period shall be disregarded for purposes of determining the amount of Restricted Payments the Company or any Restricted Subsidiary is permitted to make pursuant to such clause (3).

There can be no assurance that the Senior Notes will ever achieve or maintain Investment Grade Ratings.

Limitation on Restricted Payments

The Company will not, and will not permit any Restricted Subsidiary to, directly or indirectly:

(1) declare or pay any dividend or make any distribution on account of the Company’s or any Restricted Subsidiary’s Equity Interests, including any dividend or distribution payable in connection with any merger or consolidation, other than:

(A) dividends or distributions by the Company payable in Equity Interests (other than Disqualified Stock) of the Company; or

(B) dividends or distributions by a Restricted Subsidiary so long as, in the case of any dividend or distribution payable on or in respect of any class or series of securities issued by a Restricted

Subsidiary other than a Wholly-Owned Subsidiary, the Company or a Restricted Subsidiary receives at least its pro rata share of such dividend or distribution in accordance with its Equity Interests in such class or series of securities;

(2) purchase, redeem, defease or otherwise acquire or retire for value any Equity Interests of the Company or any direct or indirect parent of the Company, including in connection with any merger or consolidation;

(3) make any principal payment on, or redeem, repurchase, defease or otherwise acquire or retire for value in each case, prior to any scheduled repayment, sinking fund payment or maturity, any Subordinated Indebtedness, other than:

(x) Indebtedness permitted under clauses (i) and (j) of the covenant described under “—Limitations on incurrence of Indebtedness and issuance of Disqualified Stock and Preferred Stock”; or

(y) the purchase, repurchase or other acquisition of Subordinated Indebtedness purchased in anticipation of satisfying a sinking fund obligation, principal installment or final maturity, in each case due within one year of the date of purchase, repurchase or acquisition; or

(4) make any Restricted Investment;

(all such payments and other actions set forth in clauses (1) through (4) above (other than any exception thereto) being collectively referred to as “Restricted Payments”), unless, at the time of such Restricted Payment:

(a) no Default shall have occurred and be continuing or would occur as a consequence thereof;

(b) immediately after giving effect to such transaction on a pro forma basis, the Company could incur $1.00 of additional Indebtedness under the provisions of the first paragraph of the covenant described under “—Limitation on incurrence of Indebtedness and issuance of Disqualified Stock and Preferred Stock”; and

(c) such Restricted Payment, together with the aggregate amount of all other Restricted Payments made by the Company and the Restricted Subsidiaries after the Issue Date pursuant to the first paragraph of this covenant or clauses (1), (2) (with respect to the payment of dividends on Refunding Capital Stock pursuant to clause (b) thereof only), (6)(C), (8) and (12) of the next succeeding paragraph (and excluding, for the avoidance of doubt, all other Restricted Payments made pursuant to the next succeeding paragraph), is less than the sum, without duplication, of:

(1) 50% of the Consolidated Net Income of the Company for the period (taken as one accounting period) from December 30, 2006 to the end of the Company’s most recently ended fiscal quarter for which internal financial statements are available at the time of such Restricted Payment, or, in the case such Consolidated Net Income for such period is a deficit, minus 100% of such deficit; plus

(2) 100% of the aggregate net cash proceeds and the fair market value, as determined in good faith by the Company, of marketable securities or other property received by the Company after the Issue Date (less the amount of such net cash proceeds to the extent such amount has been relied upon to permit the incurrence of Indebtedness, or issuance of Disqualified Stock or Preferred Stock pursuant to clause (v)(ii) of the second paragraph of “—Limitation on incurrence of Indebtedness and issuance of Disqualified Stock and Preferred Stock”) from the issue or sale, in each case after the Issue Date, of:

(x) (I) Equity Interests of the Company, including Retired Capital Stock (as defined below), but excluding cash proceeds and the fair market value, as determined in good faith by the Company, of marketable securities or other property received from the sale of:

(A) Equity Interests to any future, current or former employees, directors, managers or consultants of the Company, any direct or indirect parent company of the Company or any of the Company’s Subsidiaries after the Issue Date to the extent such amounts have been applied to Restricted Payments made in accordance with clause (4) of the next succeeding paragraph; and

(B) Designated Preferred Stock; and

(II) to the extent net cash proceeds are actually contributed to the Company, Equity Interests of the Company’s direct or indirect parent companies (excluding contributions of the proceeds from the sale of Designated Preferred Stock of such companies or contributions to the extent such amounts have been applied to Restricted Payments made in accordance with clause (4) of the next succeeding paragraph), or

(y) debt securities of the Company that have been converted into or exchanged for such Equity Interests of the Company;

provided that this clause (2) shall not include the proceeds from (a) Refunding Capital Stock (as defined below), (b) Equity Interests of the Company or convertible debt securities of the Company sold to a Restricted Subsidiary or the Company, as the case may be, (c) Disqualified Stock or debt securities that have been converted into or exchanged for Disqualified Stock or (d) Excluded Contributions; plus

(3) 100% of the aggregate amount of cash and the fair market value, as determined in good faith by the Company, of marketable securities or other property contributed to the capital of the Company after the Issue Date other than the amount of such net cash proceeds to the extent such amount (i) has been relied upon to permit the incurrence of Indebtedness or issuance of Disqualified Stock or Preferred Stock pursuant to clause (v)(ii) of the second paragraph of “—Limitation on incurrence of Indebtedness and issuance of Disqualified Stock and Preferred Stock” (ii) are contributed by a Restricted Subsidiary and (iii) any Excluded Contributions; plus

(4) to the extent not already included in Consolidated Net Income, 100% of the aggregate amount received by the Company or a Restricted Subsidiary in cash and the fair market value, as determined in good faith by the Company, of marketable securities or other property received after the Issue Date by means of:

(A) the sale or other disposition (other than to the Company or a Restricted Subsidiary) of Restricted Investments made by the Company or any Restricted Subsidiary and repurchases and redemptions of such Restricted Investments from the Company or any Restricted Subsidiary and repayments of loans or advances that constitute Restricted Investments by the Company or any Restricted Subsidiary; or

(B) the sale (other than to the Company or a Restricted Subsidiary) of the Equity Interests of an Unrestricted Subsidiary or a distribution or dividend from an Unrestricted Subsidiary (other than in each case to the extent the Investment in such Unrestricted Subsidiary was made by the Company or a Restricted Subsidiary pursuant to clause (9) of the next succeeding paragraph or to the extent such Investment constituted a Permitted Investment); plus

(5) in the case of the redesignation of an Unrestricted Subsidiary as a Restricted Subsidiary after the Issue Date, the fair market value of the Investment in such Unrestricted Subsidiary, as determined by the Company in good faith (or if such fair market value exceeds $150.0 million, in writing by an Independent Financial Advisor), at the time of the redesignation of such Unrestricted Subsidiary as a Restricted Subsidiary, other than to the extent the Investment in such Unrestricted Subsidiary was made by the Company or a Restricted Subsidiary pursuant to clause (9) of the next succeeding paragraph or to the extent such Investment constituted a Permitted Investment.

The foregoing provisions will not prohibit:

(1) the payment of any dividend or distribution within 60 days after the date of declaration thereof, if at the date of declaration such payment would have complied with the provisions of the Indenture;

(2) (a) the redemption, repurchase, retirement or other acquisition of any Equity Interests (“Retired Capital Stock”) or Subordinated Indebtedness of the Company or any Equity Interests of any direct or indirect parent company of the Company, in exchange for, or out of the proceeds of the substantially concurrent sale (other than to a Restricted Subsidiary) of, Equity Interests of the Company or any direct or indirect parent company of the Company to the extent contributed to the Company (in each case, other than any Disqualified Stock) (“Refunding Capital Stock”) and (b) if immediately prior to the retirement of Retired Capital Stock, the declaration and payment of dividends thereon was permitted under clause (6) of this paragraph, the declaration and payment of dividends on the Refunding Capital Stock (other than Refunding Capital Stock the proceeds of which were used to redeem, repurchase, retire or otherwise acquire any Equity Interests of any direct or indirect parent company of the Company) in an aggregate amount per year no greater than the aggregate amount of dividends per annum that was declarable and payable on such Retired Capital Stock immediately prior to such retirement;

(3) the defeasance, redemption, repurchase or other acquisition or retirement of Subordinated Indebtedness of the Company or a Guarantor made in exchange for, or out of the proceeds of the substantially concurrent sale of, new Indebtedness of such Person that is incurred in compliance with the covenant described under “—Limitation on incurrence of Indebtedness and issuance of Disqualified Stock and Preferred Stock” so long as:

(A) the principal amount of such new Indebtedness does not exceed the principal amount (or accreted value, if applicable) of the Subordinated Indebtedness being so defeased, redeemed, repurchased, acquired or retired for value, plus the amount of any reasonable premium required to be paid under the terms of the instrument governing the Subordinated Indebtedness being so defeased, redeemed, repurchased, acquired or retired (including reasonable tender premiums), defeasance costs and any reasonable fees and expenses incurred in connection with the issuance of such new Indebtedness;

(B) such new Indebtedness is subordinated to the Senior Notes or the applicable Guarantee at least to the same extent as such Subordinated Indebtedness so defeased, redeemed, repurchased, acquired or retired;

(C) such new Indebtedness has a final scheduled maturity date equal to or later than the final scheduled maturity date of the Subordinated Indebtedness being so defeased, redeemed, repurchased, acquired or retired; and

(D) such new Indebtedness has a Weighted Average Life to Maturity equal to or greater than the remaining Weighted Average Life to Maturity of the Subordinated Indebtedness being so defeased, redeemed, repurchased, acquired or retired;

(4) a Restricted Payment to pay for the repurchase, retirement or other acquisition or retirement for value of Equity Interests of the Company or any of its direct or indirect parent companies held by any future, current or former employee, director, manager or consultant (or their Controlled Investment Affiliates or Immediate Family Members) of the Company, any of its Subsidiaries, any of its direct or indirect parent companies or any other entity in which the Company or a Restricted Subsidiary has an Investment and is designated in good faith as an “affiliate” by the Board of Directors of the Company (or the Compensation Committee thereof), in each case pursuant to any stockholders’ agreement, management equity plan or stock incentive plan or any other management or employee benefit plan or agreement; provided that the aggregate Restricted Payments made under this clause (4) do not exceed $40.0 million in the first fiscal year following the Issue Date (which amount shall be increased by $5.0 million each fiscal year thereafter and, if applicable, will be increased to $60.0 million following the consummation of an underwritten public Equity Offering by the Company or any direct or indirect parent entity of the Company) (with unused amounts in any fiscal year being carried over to succeeding fiscal years subject to a maximum (without giving effect to the following proviso) of $60.0 million in any fiscal year (which amount shall be increased to $100.0 million following the consummation of an underwritten public Equity Offering by the Company or any direct or indirect parent entity of the Company); provided, further, that such amount in any fiscal year may be increased by an amount not to exceed:

(A) the cash proceeds from the sale of Equity Interests (other than Disqualified Stock) of the Company and, to the extent contributed to the Company, Equity Interests of any of the Company’s

direct or indirect parent companies, in each case to members of management, directors, managers or consultants (or their Controlled Investment Affiliates or Immediate Family Members) of the Company, any of its Subsidiaries or any of its direct or indirect parent companies that occurs after the Issue Date, to the extent the cash proceeds from the sale of such Equity Interests have not otherwise been applied to the payment of Restricted Payments by virtue of clause (c) of the preceding paragraph; plus

(B) the cash proceeds of key man life insurance policies received by the Company and the Restricted Subsidiaries after the Issue Date; less

(C) the amount of any Restricted Payments made in any prior fiscal year pursuant to clauses (A) and (B) of this clause (4);

and provided, further, that cancellation of Indebtedness owing to the Company or any Restricted Subsidiary from members of management, directors, managers or consultants of the Company, any of its direct or indirect parent companies or any Restricted Subsidiary in connection with a repurchase of Equity Interests of the Company or any of its direct or indirect parent companies will not be deemed to constitute a Restricted Payment for purposes of this covenant or any other provision of the Indenture;

(5) the declaration and payment of dividends to holders of any class or series of Disqualified Stock of the Company or any Restricted Subsidiary issued in accordance with the covenant described under “—Limitation on incurrence of Indebtedness and issuance of Disqualified Stock and Preferred Stock” to the extent such dividends are included in the definition of “Fixed Charges”;

(6) (A) the declaration and payment of dividends to holders of any class or series of Designated Preferred Stock (other than Disqualified Stock) issued by the Company after the Issue Date;

(B) the declaration and payment of dividends to a direct or indirect parent company of the Company, the proceeds of which will be used to fund the payment of dividends to holders of any class or series of Designated Preferred Stock (other than Disqualified Stock) of such parent company issued after the Issue Date; provided that the amount of dividends paid pursuant to this clause (B) shall not exceed the aggregate amount of cash actually contributed to the Company from the sale of such Designated Preferred Stock; or

(C) the declaration and payment of dividends on Refunding Capital Stock that is Preferred Stock in excess of the dividends declarable and payable thereon pursuant to clause (2) of this paragraph;

provided, however, in the case of each of (A), (B) and (C) of this clause (6), that for the most recently ended four full fiscal quarters for which internal financial statements are available immediately preceding the date of issuance of such Designated Preferred Stock or the declaration of such dividends on Refunding Capital Stock that is Preferred Stock, after giving effect to such issuance or declaration on a pro forma basis, the Company and the Restricted Subsidiaries on a consolidated basis would have had a Fixed Charge Coverage Ratio of at least 2.00 to 1.00;

(7) repurchases of Equity Interests deemed to occur upon exercise of stock options or warrants if such Equity Interests represent a portion of the exercise price of such options or warrants;

(8) the declaration and payment of dividends on the Company’s common stock following the first public offering of the Company’s common stock or the common stock of any of its direct or indirect parent companies after the Issue Date, of up to 6% per annum of the net proceeds received by or contributed to the Company in or from any such public offering, other than public offerings with respect to the Company’s common stock registered on Form S-4 or Form S-8 and other than any public sale constituting an Excluded Contribution;

(9) Restricted Payments that are made with Excluded Contributions;

(10) the declaration and payment of dividends by the Company to, or the making of loans to, its direct or indirect parent company in amounts required for the Company’s direct or indirect parent companies to pay, in each case without duplication:

(A) franchise taxes and other fees, taxes and expenses required to maintain their corporate existence;

(B) foreign, federal, state and local income taxes, to the extent such income taxes are attributable to the income of the Company and its Restricted Subsidiaries and, to the extent of the amount actually received from its Unrestricted Subsidiaries, in amounts required to pay such taxes to the extent attributable to the income of such Unrestricted Subsidiaries; provided that in each case the amount of such payments in any fiscal year does not exceed the amount that the Company and its Restricted Subsidiaries would be required to pay in respect of foreign, federal, state and local taxes for such fiscal year were the Company, its Restricted Subsidiaries and its Unrestricted Subsidiaries (to the extent described above) to pay such taxes separately from any such parent entity;

(C) customary salary, bonus and other benefits payable to officers and employees of any direct or indirect parent company of the Company to the extent such salaries, bonuses and other benefits are attributable to the ownership or operation of the Company and the Restricted Subsidiaries;

(D) general corporate overhead expenses of any direct or indirect parent company of the Company to the extent such expenses are attributable to the ownership or operation of the Company and the Restricted Subsidiaries; and

(E) reasonable fees and expenses incurred in connection with any unsuccessful debt or equity offering by such direct or indirect parent company of the Company;

(11) any Restricted Payments made as part of the Transactions and the fees and expenses related thereto, including those owed to Affiliates, in each case to the extent permitted by the covenant described under “—Transactions with Affiliates”;

(12) the repurchase, redemption or other acquisition or retirement for value of any Subordinated Indebtedness pursuant to provisions similar to those described under “—Repurchase at the option of Holders—Change of Control” and “—Repurchase at the option of Holders—Asset Sales”; provided that, prior to such repurchase, redemption or other acquisition, the Company (or a third party to the extent permitted by the Indenture) shall have made a Change of Control Offer or Asset Sale Offer, as the case may be, with respect to the Senior Notes and shall have repurchased all Senior Notes validly tendered and not withdrawn in connection with such Change of Control Offer or Asset Sale Offer;

(13) payments made or expected to be made by the Company or any Restricted Subsidiary in respect of withholding or similar taxes payable by any future, present or former employee, director, manager or consultant (or their respective estates, investment funds, investment vehicles or Immediate Family Members) and any repurchases of Equity Interests in consideration of such payments including deemed repurchases in connection with the exercise of stock options;

(14) distributions or payments of Receivables Fees and Business Securitization Fees;

(15) the distribution, as a dividend or otherwise (and the declaration of such dividend), of shares of Equity Interests of, or Indebtedness owed to the Company or a Restricted Subsidiary by, any Unrestricted Subsidiary (other than Unrestricted Subsidiaries, the primary assets of which are cash and/or Cash Equivalents);

(16) other Restricted Payments in an amount which, when taken together with all other Restricted Payments made pursuant to this clause (16), does not exceed the greater of (x) $200.0 million and (y) 2% of Total Assets; and

(17) Restricted Payments in an amount equal to any reduction in taxes actually realized by the Company and its Restricted Subsidiaries in the form of refunds or credits or from deductions when applied to offset income or gain as a direct result of (i) transaction fees and expenses, (ii) commitment and other financing fees or (iii) severance, change in control and other compensation expense incurred in connection with the exercise, repurchase, rollover or payout of stock options or bonuses, in each case in connection with the Transactions;

provided, however, that at the time of, and after giving effect to, any Restricted Payment permitted under clauses (8), (15), (16) and (17) no Default shall have occurred and be continuing or would occur as a consequence thereof.

As of the Issue Date, all of the Company’s Subsidiaries were Restricted Subsidiaries. The Company will not permit any Unrestricted Subsidiary to become a Restricted Subsidiary except pursuant to the penultimate paragraph of the definition of “Unrestricted Subsidiary.” For purposes of designating any Restricted Subsidiary as an Unrestricted Subsidiary, all outstanding Investments by the Company and the Restricted Subsidiaries (except to the extent repaid) in the Subsidiary so designated will be deemed to be Restricted Payments in an amount determined as set forth in the last sentence of the definition of “Investments.” Such designation will be permitted only if a Restricted Payment in such amount would be permitted at such time, whether pursuant to the first paragraph of this covenant or under clauses (9) or (16), or pursuant to the definition of “Permitted Investments,” and if such Subsidiary otherwise meets the definition of an Unrestricted Subsidiary. Unrestricted Subsidiaries will not be subject to any of the restrictive covenants set forth in the Indenture.

Limitation on incurrence of Indebtedness and issuance of Disqualified Stock and Preferred Stock

The Company will not, and will not permit any Restricted Subsidiary to, directly or indirectly, create, incur, issue, assume, guarantee or otherwise become directly or indirectly liable, contingently or otherwise (collectively, “incur” and collectively, an “incurrence”) with respect to any Indebtedness (including Acquired Indebtedness), and the Company will not issue any shares of Disqualified Stock and will not permit any Restricted Subsidiary to issue any shares of Disqualified Stock or Preferred Stock; provided that the Company may incur Indebtedness (including Acquired Indebtedness) or issue shares of Disqualified Stock, and any Restricted Subsidiary may incur Indebtedness (including Acquired Indebtedness), issue shares of Disqualified Stock or issue shares of Preferred Stock, if the Fixed Charge Coverage Ratio on a consolidated basis for the Company’s and its Restricted Subsidiaries’ most recently ended four full fiscal quarters for which internal financial statements are available immediately preceding the date on which such additional Indebtedness is incurred or such Disqualified Stock or Preferred Stock is issued would have been at least 2.00 to 1.00, determined on a pro forma basis (including a pro forma application of the net proceeds therefrom), as if the additional Indebtedness had been incurred, or the Disqualified Stock or Preferred Stock had been issued, as the case may be, and the application of the proceeds therefrom had occurred at the beginning of such four-quarter period; provided that the amount of Indebtedness (excluding Acquired Indebtedness not incurred in connection with or in contemplation of the applicable merger, acquisition or other similar transaction), Disqualified Stock and Preferred Stock that may be incurred or issued, as applicable, pursuant to the foregoing and clauses (p), (s) and (v)(i) below, in each case by Restricted Subsidiaries that are not Guarantors shall not exceed $500.0 million at any one time outstanding.

The foregoing limitations will not apply to any of the following items (collectively, “Permitted Debt”):

(a) Indebtedness incurred under (x) Senior Credit Facilities by the Company or any Restricted Subsidiary and the issuance and creation of letters of credit and bankers’ acceptances thereunder (with letters of credit and bankers’ acceptances being deemed to have a principal amount equal to the face amount thereof) and (y) any Business Securitization Facility by a Business Securitization Subsidiary, up to an aggregate principal amount of $5,510.0 million at any one time outstanding;

(b) [reserved];

(c) the incurrence by the Company and any Guarantor of Indebtedness represented by the Senior Notes (including any Guarantees thereof) and the exchange notes and related exchange guarantees to be issued in exchange for the Senior Notes and the Guarantees pursuant to the Registration Rights Agreement (other than any Additional Senior Notes, but including exchange notes and related exchange guarantees to be issued in exchange for Additional Senior Notes otherwise permitted to be incurred hereunder pursuant to a registration rights agreement);

(d) [reserved]

(e) Existing Indebtedness (other than Indebtedness described in clauses (a) and (c)) including the Existing 2012 Notes, the Existing Other Notes and in each case the guarantee of the Company in respect thereof;

(f) Indebtedness (including Capitalized Lease Obligations), Disqualified Stock and Preferred Stock incurred by the Company or any of the Restricted Subsidiaries, to finance the development, construction, purchase, lease (other than the lease, pursuant to Sale and Lease Back Transactions, of property (real or personal), equipment or other fixed or capital assets owned by the Company or any Restricted Subsidiary as of the Issue Date or acquired by the Company or any Restricted Subsidiary after the Issue Date in exchange for, or with the proceeds of the sale of, such assets owned by the Company or any Restricted Subsidiary as of the Issue Date), repairs, additions or improvement of property (real or personal), equipment or other fixed or capital assets, whether through the direct purchase of assets or the Capital Stock of any Person owning such assets; provided that the aggregate amount of Indebtedness, Disqualified Stock and Preferred Stock incurred pursuant to this clause (f) when aggregated with then outstanding amount of Indebtedness under clause (o) incurred to refinance Indebtedness initially incurred in reliance on this clause (f) does not exceed the greater of (x) $250.0 million and (y) 2.5% of Total Assets at any one time outstanding;

(g) Indebtedness incurred by the Company or any Restricted Subsidiary constituting reimbursement obligations with respect to letters of credit issued in the ordinary course of business, including letters of credit in respect of workers’ compensation claims, or other Indebtedness with respect to reimbursement type obligations regarding workers’ compensation claims; provided that upon the drawing of such letters of credit or the incurrence of such Indebtedness, such obligations are reimbursed within 30 days following such drawing or incurrence;

(h) Indebtedness arising from agreements of the Company or a Restricted Subsidiary providing for indemnification, adjustment of purchase price or similar obligations, in each case, incurred or assumed in connection with the disposition of any business, assets or a Subsidiary, other than guarantees of Indebtedness incurred by any Person acquiring all or any portion of such business, assets or Subsidiary for the purpose of financing such acquisition; provided that

(1) such Indebtedness is not reflected on the balance sheet of the Company or any Restricted Subsidiary (contingent obligations referred to in a footnote to financial statements and not otherwise reflected on the balance sheet will not be deemed to be reflected on such balance sheet for purposes of this clause (h)(1)); and

(2) the maximum assumable liability in respect of all such Indebtedness (other than for those indemnification obligations that are not customarily subject to a cap) shall at no time exceed the gross proceeds including noncash proceeds (the fair market value of such noncash proceeds being measured at the time received and without giving effect to any subsequent changes in value) actually received by the Company and the Restricted Subsidiaries in connection with such disposition;

(i) Indebtedness of the Company to a Restricted Subsidiary; provided that any such Indebtedness owing to a Restricted Subsidiary that is not a Guarantor is subordinated in right of payment to the Senior Notes; provided, further, that that any subsequent issuance or transfer of any Capital Stock or any other event which results in any such Restricted Subsidiary ceasing to be a Restricted Subsidiary or any other subsequent transfer of any such Indebtedness (except to the Company or another Restricted Subsidiary) shall be deemed, in each case, to be an incurrence of such Indebtedness not permitted by this clause;

(j) Indebtedness of a Restricted Subsidiary to the Company or another Restricted Subsidiary; provided that if a Guarantor incurs such Indebtedness to a Restricted Subsidiary that is not a Guarantor such Indebtedness is subordinated in right of payment to the Guarantee of such Guarantor; provided, further, that any subsequent issuance or transfer of Capital Stock or any other event that results in any such Restricted Subsidiary ceasing to be a Restricted Subsidiary or any subsequent transfer of any such Indebtedness (except to the Company or another Restricted Subsidiary) shall be deemed, in each case, to be an incurrence of such Indebtedness not permitted by this clause;

(k) shares of Preferred Stock of a Restricted Subsidiary issued to the Company or another Restricted Subsidiary; provided that any subsequent issuance or transfer of any Capital Stock or any other event which results in any such Restricted Subsidiary ceasing to be a Restricted Subsidiary or any other subsequent transfer of any such shares of Preferred Stock (except to the Company or another Restricted Subsidiary) shall be deemed, in each case, to be an issuance of such shares of Preferred Stock not permitted by this clause;

(l) Hedging Obligations (excluding Hedging Obligations entered into for speculative purposes) for the purpose of limiting: (A) interest rate risk with respect to any Indebtedness that is permitted by the terms of the Indenture to be outstanding, (B) exchange rate risk or (C) commodity pricing risk;

(m) obligations in respect of performance, bid, appeal and surety bonds and completion guarantees and similar obligations provided by the Company or any Restricted Subsidiary in the ordinary course of business;

(n) (x) any guarantee by the Company or a Restricted Subsidiary of Indebtedness or other Obligations of any Restricted Subsidiary, so long as in the case of any guarantee of Indebtedness, the incurrence of such Indebtedness is permitted under the terms of the Indenture (other than the Existing 2012 Notes or any Refinancing Indebtedness in respect thereof) or (y) any guarantee by a Restricted Subsidiary of Indebtedness of the Company permitted to be incurred under the terms of the Indenture; provided that such guarantee is incurred in accordance with the covenant described below under “—Limitation on Guarantees of Indebtedness by Restricted Subsidiaries”;

(o) the incurrence or issuance by the Company or any Restricted Subsidiary of Indebtedness, Disqualified Stock or Preferred Stock that serves to extend, replace, refund, refinance, renew or defease any Indebtedness, Disqualified Stock or Preferred Stock of the Company or any Restricted Subsidiary incurred as permitted under the first paragraph of this covenant and clauses (c), (d), (e) and (f) above, this clause (o) and clauses (p) and (v)(ii) below or any Indebtedness, Disqualified Stock or Preferred Stock issued to so extend, replace, refund, refinance, renew or defease such Indebtedness, Disqualified Stock or Preferred Stock including additional Indebtedness, Disqualified Stock or Preferred Stock incurred to pay premiums (including reasonable tender premiums) and fees in connection therewith (the “Refinancing Indebtedness”) prior to its respective maturity; provided, however, that such Refinancing Indebtedness:

(1) has a Weighted Average Life to Maturity at the time such Refinancing Indebtedness is incurred which is not less than the remaining Weighted Average Life to Maturity of the Indebtedness, Disqualified Stock or Preferred Stock being extended, replaced, refunded, refinanced, renewed or defeased;

(2) to the extent such Refinancing Indebtedness extends, replaces, refunds, refinances, renews or defeases (i) Indebtedness subordinated to the Senior Notes or any Guarantee, such Refinancing Indebtedness is subordinated to the Senior Notes or such Guarantee at least to the same extent as the Indebtedness being extended, replaced, refunded, refinanced, renewed or defeased or (ii) Disqualified Stock or Preferred Stock, such Refinancing Indebtedness must be Disqualified Stock or Preferred Stock, respectively; and

(3) shall not include:

(x) Indebtedness, Disqualified Stock or Preferred Stock of a Subsidiary that is not a Guarantor that refinances Indebtedness, Disqualified Stock or Preferred Stock of the Company;

(y) Indebtedness, Disqualified Stock or Preferred Stock of a Subsidiary that is not a Guarantor that refinances Indebtedness, Disqualified Stock or Preferred Stock of a Guarantor; or

(z) Indebtedness, Disqualified Stock or Preferred Stock of the Company or a Restricted Subsidiary that refinances Indebtedness, Disqualified Stock or Preferred Stock of an Unrestricted Subsidiary;

and provided further that this clause (o) will not apply to the Existing Other Notes; provided further that any incurrence of Indebtedness (including Acquired Indebtedness) or issuance of Disqualified Stock or Preferred Stock by a Restricted Subsidiary that is not a Guarantor pursuant to this clause (o) that refinances Indebtedness (including Acquired Indebtedness), Disqualified Stock or Preferred Stock initially incurred or issued and outstanding under clauses (p), (s) or (v)(i) shall be subject to the proviso of section (p), (s) or (v)(i), as the case may be;

(p) Indebtedness, Disqualified Stock or Preferred Stock (x) of the Company or any Restricted Subsidiary incurred to finance the acquisition of any Person or assets or (y) of Persons that are acquired by the Company or any Restricted Subsidiary or merged into the Company or a Restricted Subsidiary in accordance with the terms of the Indenture; provided that either:

(1) after giving effect to such acquisition or merger, either

(A) the Company would be permitted to incur at least $1.00 of additional Indebtedness pursuant to the Fixed Charge Coverage Ratio test set forth in the first sentence of this covenant; or

(B) the Fixed Charge Coverage Ratio of the Company and the Restricted Subsidiaries on a consolidated basis is greater than immediately prior to such acquisition or merger; or

(2) such Indebtedness, Disqualified Stock or Preferred Stock (A) is not Secured Indebtedness and is Subordinated Indebtedness with subordination terms no more favorable to the holders thereof than subordination terms that are customarily obtained in connection with “high yield” senior subordinated notes issuances at the time of incurrence, (B) is not incurred while a Default exists and no Default shall result therefrom, (C) does not mature (and is not mandatorily redeemable in the case of Disqualified Stock or Preferred Stock) and does not require any payment of principal prior to the final maturity of the Senior Notes and (D) in the case of subclause (y) above only, is not incurred in contemplation of such acquisition or merger; provided that together with amounts incurred and outstanding pursuant to the second proviso to the first paragraph of this covenant and clauses (s) and (v)(i), no more than $500.0 million of Indebtedness (excluding Acquired Indebtedness not incurred in connection with or in contemplation of the applicable merger, acquisition or other similar transaction), Disqualified Stock or Preferred Stock at any one time outstanding and incurred by Restricted Subsidiaries that are not Guarantors pursuant to this clause (p) shall be incurred and outstanding;

(q) Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument drawn against insufficient funds in the ordinary course of business; provided that such Indebtedness is extinguished within ten (10) Business Days of its incurrence;

(r) Indebtedness of the Company or any Restricted Subsidiary supported by a letter of credit issued pursuant to the Senior Credit Facilities, in a principal amount not in excess of the stated amount of such letter of credit;

(s) Indebtedness, Disqualified Stock or Preferred Stock of the Company or a Restricted Subsidiary incurred to finance or assumed in connection with an acquisition or minority investments in any non-wholly owned Restricted Subsidiary which, when aggregated with the principal amount of all other Indebtedness, Disqualified Stock and Preferred Stock incurred pursuant to this clause (s) and then outstanding, does not exceed the greater of (x) $250.0 million or (y) 2.5% of Total Assets (it being understood that any Indebtedness, Disqualified Stock and Preferred Stock incurred pursuant to this clause (s) shall cease to be deemed incurred or outstanding for purposes of this clause (s) but shall be deemed incurred pursuant to the first paragraph of this covenant from and after the first date on which the Company or such Restricted

Subsidiary could have incurred such Indebtedness, Disqualified Stock or Preferred Stock pursuant to the first paragraph of this covenant without reliance on this clause (s)); provided that together with amounts incurred and outstanding pursuant to the second proviso to the first paragraph of this covenant and clauses (p) and (v)(i), no more than $500.0 million of Indebtedness (excluding Acquired Indebtedness not incurred in connection with or in contemplation of the applicable merger, acquisition or other similar transaction), Disqualified Stock or Preferred Stock at any one time outstanding and incurred by Restricted Subsidiaries that are not Guarantors pursuant to this clause (s) shall be incurred and outstanding;

(t) Indebtedness incurred by a Foreign Subsidiary which, when aggregated with the principal amount of all other Indebtedness incurred pursuant to this clause (t) and then outstanding, does not exceed the greater of (x) $60.0 million and (y) 5.0% of Foreign Subsidiary Total Assets (it being understood that any Indebtedness, Disqualified Stock and Preferred Stock incurred pursuant to this clause (t) shall cease to be deemed incurred or outstanding for purposes of this clause (t) but shall be deemed incurred pursuant to the first paragraph of this covenant from and after the first date on which the Company or such Restricted Subsidiary could have incurred such Indebtedness, Disqualified Stock or Preferred Stock pursuant to the first paragraph of this covenant without reliance on this clause (t));

(u) Indebtedness, Disqualified Stock or Preferred Stock issued by the Company or any Restricted Subsidiary to current or former officers, managers, directors and employees thereof, their respective trusts, estates or Immediate Family Members, in each case to finance the purchase or redemption of Equity Interests of the Company or any direct or indirect parent company of the Company to the extent described in clause (4) of the second paragraph under “—Limitation on Restricted Payments”;

(v) Indebtedness and Disqualified Stock of the Company and Indebtedness, Disqualified Stock and Preferred Stock of any Restricted Subsidiary not otherwise permitted hereunder in an aggregate principal amount or liquidation preference, which, when aggregated with the principal amount and liquidation preference of all other Indebtedness, Disqualified Stock and Preferred Stock incurred pursuant to this clause (v) and then outstanding, does not at any one time outstanding exceed the sum of:

(i) the greater of (x) $250.0 million and (y) 2.5% of Total Assets (it being understood that any Indebtedness, Disqualified Stock and Preferred Stock incurred pursuant to this clause (v)(i) shall cease to be deemed incurred or outstanding for purposes of this clause (v)(i) but shall be deemed incurred pursuant to the first paragraph of this covenant from and after the first date on which the Company or such Restricted Subsidiary could have incurred such Indebtedness, Disqualified Stock or Preferred Stock pursuant to the first paragraph of this covenant without reliance on this clause (v)(i)); provided that together with amounts incurred and outstanding pursuant to the second proviso to the first paragraph of this covenant and clauses (p) and (s), no more than $500.0 million of Indebtedness (excluding Acquired Indebtedness not incurred in connection with or in contemplation of the applicable merger, acquisition or other similar transaction), Disqualified Stock or Preferred Stock at any one time outstanding and incurred by Restricted Subsidiaries that are not Guarantors pursuant to this clause (v)(i) shall be incurred and outstanding; plus

(ii) 200% of the net cash proceeds received by the Company since after the Issue Date from the issue or sale of Equity Interests of the Company or cash contributed to the capital of the Company (in each case, other than proceeds of Disqualified Stock or sales of Equity Interests to the Company or any of its Subsidiaries) as determined in accordance with clauses (c)(2) and (c)(3) of the first paragraph of the covenant described under “—Limitation on Restricted Payments” to the extent such net cash proceeds or cash have not been applied pursuant to such clauses to make Restricted Payments or to make other Investments, payments or exchanges pursuant to the second paragraph of the covenant described under “—Limitation on Restricted Payments” or to make Permitted Investments (other than Permitted Investments specified in clauses (a) and (c) of the definition thereof).

(w) Attributable Debt incurred by the Company or any Restricted Subsidiary pursuant to Sale and Lease Back Transactions of property (real or personal), equipment or other fixed or capital assets owned by the Company or any Restricted Subsidiary as of the Issue Date or acquired by the Company or any

Restricted Subsidiary after the Issue Date in exchange for, or with the proceeds of the sale of, such assets owned by the Company or any Restricted Subsidiary as of the Issue Date, provided that the aggregate amount of Attributable Debt incurred under this clause (w) does not exceed the greater of (x) $150.0 million and (y) 1.5% of Total Assets; and

(x) Indebtedness incurred by any Foreign Subsidiary of ARAMARK (BVI) Limited (or any successor thereto) related to the Company’s Chilean operations, including, without limitation, Central de Restaurantes ARAMARK Ltda. not to exceed $25.0 million at any one time outstanding.

For purposes of determining compliance with this covenant, in the event that an item of Indebtedness, Disqualified Stock or Preferred Stock (or any portion thereof) at any time meets the criteria of more than one of the categories of Permitted Debt described in clauses (a) through (x) above or is entitled to be incurred pursuant to the first paragraph of this covenant, the Company, in its sole discretion, will classify or reclassify, or later divide, classify or reclassify, such item of Indebtedness, Disqualified Stock or Preferred Stock (or any portion thereof) and will only be required to include the amount and type of such Indebtedness, Disqualified Stock or Preferred Stock in one or more of the above clauses at such time; provided that all Indebtedness outstanding under the Senior Credit Facilities on the Issue Date will be deemed to have been incurred on such date in reliance on the exception in clause (a) of the definition of Permitted Debt.

The accrual of interest, the accretion of accreted value and the payment of interest in the form of additional Indebtedness, Disqualified Stock or Preferred Stock will not be deemed to be an incurrence of Indebtedness, Disqualified Stock or Preferred Stock for purposes of this covenant.

For purposes of determining compliance with any U.S. dollar-denominated restriction on the incurrence of Indebtedness, the U.S. dollar-equivalent principal amount of Indebtedness denominated in a foreign currency will be calculated based on the relevant currency exchange rate in effect on the date such Indebtedness was incurred, in the case of term debt, or first committed, in the case of revolving credit debt; provided that if such Indebtedness is incurred to extend, replace, refund, refinance, renew or defease other Indebtedness denominated in a foreign currency, and such extension, replacement, refunding, refinancing, renewal or defeasance would cause the applicable U.S. dollar-denominated restriction to be exceeded if calculated at the relevant currency exchange rate in effect on the date of such extension, replacement, refunding, refinancing, renewal or defeasance, such U.S. dollar-denominated restriction shall be deemed not to have been exceeded so long as the principal amount of such refinancing Indebtedness does not exceed the principal amount of such Indebtedness being extended, replaced, refunded, refinanced, renewed or defeased.

The principal amount of any Indebtedness incurred to extend, replace, refund, refinance, renew or defease other Indebtedness, if incurred in a different currency from the Indebtedness being extended, replaced, refunded, refinanced, renewed or defeased, shall be calculated based on the currency exchange rate applicable to the currencies in which such respective Indebtedness is denominated that is in effect on the date of such extension, replacement, refunding, refinancing, renewal or defeasance.

The Indenture provides that the Company will not, and will not permit any Guarantor to, directly or indirectly, incur any Indebtedness (including Acquired Indebtedness) that is subordinated or junior in right of payment to any Indebtedness of the Company or such Guarantor, as the case may be, unless such Indebtedness is expressly subordinated in right of payment to the Senior Notes or such Guarantor’s Guarantee to the extent and in the same manner as such Indebtedness is subordinated to other Indebtedness of the Company or such Guarantor, as the case may be.

The Indenture does not treat (1) unsecured Indebtedness as subordinated or junior to Secured Indebtedness merely because it is unsecured or (2) Senior Indebtedness as subordinated or junior to any other Senior Indebtedness merely because it has a junior priority with respect to the same collateral.

Liens

The Company will not, and will not permit any of the Guarantors to, directly or indirectly, create, incur, assume or suffer to exist any Lien (except Permitted Liens) that secures obligations under any Indebtedness on any asset or property of the Company or any Guarantor now owned or hereafter acquired, or any income or profits therefrom, or assign or convey any right to receive income therefrom, unless:

(1) in the case of Liens securing Subordinated Indebtedness, the Senior Notes or the applicable Guarantee of a Guarantor, as the case may be, are secured by a Lien on such property or assets that is senior in priority to such Liens; and

(2) in all other cases, the Senior Notes or the applicable Guarantee of a Guarantor, as the case may be, are equally and ratably secured or are secured by a Lien on such assets or property that is senior in priority to such Lien;

provided that any Lien which is granted to secure the Senior Notes under this covenant shall be discharged at the same time as the discharge of the Lien (other than through the exercise of remedies with respect thereto) that gave rise to the obligation to so secure the Senior Notes.

Limitation on Sale and Lease-Back Transactions

The Company will not, and will not permit any Restricted Subsidiary to, enter into any Sale and Lease-Back Transaction with respect to any property unless:

(1) the Company or such Restricted Subsidiary would be entitled to (A) incur Indebtedness in an amount equal to the Attributable Debt with respect to such Sale and Lease-Back Transaction pursuant to the covenant described under “—Limitation on incurrence of Indebtedness and issuance of Disqualified Stock and Preferred Stock” and (B) create a Lien on such property securing such Attributable Debt without equally and ratably securing the Senior Notes pursuant to the covenant described under “—Liens”;

(2) the consideration received by the Company or any Restricted Subsidiary in connection with such Sale and Lease-Back Transaction is at least equal to the fair market value (as determined in good faith by the Company) of such property; and

(3) the Company applies the proceeds of such transaction in compliance with the terms described under “Repurchase at the option of Holders—Asset Sales.”

Merger, consolidation or sale of all or substantially all assets

The Company may not consolidate or merge with or into or wind up into (whether or not the Company is the surviving entity), or sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of the properties or assets of the Company and its Subsidiaries on a consolidated basis, in one or more related transactions, to any Person unless:

(1) the Company is the surviving corporation or the Person formed by or surviving any such consolidation or merger (if other than the Company) or to which such sale, assignment, transfer, lease, conveyance or other disposition shall have been made is a corporation organized or existing under the laws of the United States of America, any state thereof, the District of Columbia, or any territory thereof (the Company or such Person, as the case may be, being herein called the “Successor Company”);

(2) the Successor Company, if other than the Company, expressly assumes all the obligations of the Company under the Indenture and the Senior Notes pursuant to supplemental indentures or other documents or instruments in form reasonably satisfactory to the Trustee;

(3) immediately after such transaction, no Default exists;

(4) immediately after giving pro forma effect to such transaction and any related financing transactions, as if such transactions had occurred at the beginning of the applicable four-quarter period,

(A) the Successor Company would be permitted to incur at least $1.00 of additional Indebtedness pursuant to the Fixed Charge Coverage Ratio test set forth in the first sentence of the covenant described under “—Limitation on incurrence of Indebtedness and issuance of Disqualified Stock and Preferred Stock,” or

(B) the Fixed Charge Coverage Ratio for the Successor Company, the Company and the Restricted Subsidiaries on a consolidated basis would be greater than such ratio for the Company and the Restricted Subsidiaries immediately prior to such transaction;

(5) each Guarantor, unless it is the other party to the transactions described above, in which case clause (A)(2) of the second succeeding paragraph shall apply, shall have by supplemental indenture confirmed that its Guarantee shall apply to such Person’s obligations under the Indenture and the Senior Notes; and

(6) the Company shall have delivered to the Trustee an Officers’ Certificate and an opinion of counsel, each stating that such consolidation, merger or transfer and such supplemental indentures, if any, comply with the Indenture.

Subject to certain limitations described in the Indenture, the Successor Company will succeed to, and be substituted for, the Company under the Indenture and the Senior Notes. Notwithstanding the foregoing clauses (3) and (4),

(a) any Restricted Subsidiary may consolidate with, merge into or transfer all or part of its properties and assets to, the Company, and

(b) the Company may merge with an Affiliate of the Company incorporated solely for the purpose of reincorporating the Company in another state of the United States of America or the District of Columbia or any territory thereof so long as the amount of Indebtedness of the Company and the Restricted Subsidiaries is not increased thereby.

Subject to certain limitations described in the Indenture governing release of a Guarantee upon the sale, disposition or transfer of a Guarantor, each Guarantor will not, and the Company will not permit any Guarantor to, consolidate or merge with or into or wind up into (whether or not such Guarantor is the surviving corporation), or sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its properties or assets in one or more related transactions to, any Person unless:

(A) (1) such Guarantor is the surviving entity or the Person formed by or surviving any such consolidation or merger (if other than such Guarantor) or to which such sale, assignment, transfer, lease, conveyance or other disposition will have been made is a corporation, partnership, limited partnership, limited liability company or trust organized or existing under the laws of the United States of America, any state thereof, the District of Columbia, or any territory thereof (such Guarantor or such Person, as the case may be, being herein called the “Successor Person”);

(2) the Successor Person, if other than such Guarantor, expressly assumes all the obligations of such Guarantor under the Indenture and such Guarantor’s Guarantee, pursuant to supplemental indentures or other documents or instruments in form reasonably satisfactory to the Trustee;

(3) immediately after such transaction, no Default exists; and

(4) the Company shall have delivered to the Trustee an Officers’ Certificate and an opinion of counsel, each stating that such consolidation, merger or transfer and such supplemental indentures, if any, comply with the Indenture; or

(B) the transaction is made in compliance with the covenant described under “Repurchase at the option of Holders—Asset Sales.”

Subject to certain limitations described in the Indenture, the Successor Person will succeed to, and be substituted for, such Guarantor under the Indenture and such Guarantor’s Guarantee. Notwithstanding the foregoing, any Guarantor may merge into or transfer all or part of its properties and assets to another Guarantor or the Company.

Notwithstanding the foregoing, the Merger will be permitted without compliance with this “Merger, consolidation or sale of all or substantially all assets” covenant.

For purposes of this covenant, the sale, lease, conveyance, assignment, transfer or other disposition of all or substantially all of the properties and assets of one or more Subsidiaries of the Company which properties and assets, if held by the Company instead of such Subsidiaries, would constitute all or substantially all of the properties and assets of the Company and its Subsidiaries on a consolidated basis shall be deemed to be the transfer of all or substantially all of the properties and assets of the Company.

Transactions with Affiliates

The Company will not, and will not permit any Restricted Subsidiary to, make any payment to, or sell, lease, transfer or otherwise dispose of any of its properties or assets to, or purchase any property or assets from, or enter into or make or amend any transaction, contract, agreement, understanding, loan, advance or guarantee with, or for the benefit of, any Affiliate of the Company (each of the foregoing, an “Affiliate Transaction”) involving aggregate payments or consideration in excess of $20.0 million, unless:

(a) such Affiliate Transaction is on terms that are not materially less favorable to the Company or the relevant Restricted Subsidiary than those that would have been obtained in a comparable transaction by the Company or such Restricted Subsidiary with an unrelated Person; and

(b) the Company delivers to the Trustee with respect to any Affiliate Transaction or series of related Affiliate Transactions involving aggregate payments or consideration in excess of $50.0 million, a Board Resolution adopted by the majority of the members of the Board of Directors of the Company approving such Affiliate Transaction and set forth in an Officers’ Certificate certifying that such Affiliate Transaction complies with clause (a) above.

The foregoing provisions will not apply to the following:

(1) transactions between or among the Company or any of the Restricted Subsidiaries;

(2) Restricted Payments permitted by the provisions of the Indenture described above under the covenant “—Limitation on Restricted Payments” and the definition of “Permitted Investments”;

(3) [reserved];

(4) the payment of reasonable and customary fees paid to, and indemnities provided for the benefit of, officers, directors, managers, employees or consultants of the Company, any of its direct or indirect parent companies or any Restricted Subsidiary;

(5) payments by the Company or any Restricted Subsidiary to any of the Sponsors for any financial advisory, financing, underwriting or placement services or in respect of other investment banking activities, including in connection with acquisitions or divestitures, which payments are approved by a majority of the members of the Board of Directors of the Company in good faith;

(6) transactions in which the Company or any Restricted Subsidiary, as the case may be, delivers to the Trustee a letter from an Independent Financial Advisor stating that such transaction is fair to the Company or such Restricted Subsidiary from a financial point of view or meets the requirements of clause (a) of the preceding paragraph;

(7) payments and Indebtedness, Disqualified Stock and Preferred Stock (and cancellation of any thereof) of the Company and its Restricted Subsidiaries to any future, current or former employee, director, manager or consultant (or their respective trusts, estates, investment funds, investment vehicles or Immediate Family Members) of the Company, any of its subsidiaries or any of its direct or indirect parent companies pursuant to any management equity plan or stock option plan or any other management or employee benefit, plan or agreement; and (B) any employment agreements, stock option plans and other compensatory arrangements (including, without limitation, the Company’s 2001 and 2005 Stock Unit Retirement Plans (and any successor plans thereto) and any supplemental executive retirement benefit plans or arrangements with any such employees, directors, managers or consultants (or their respective trusts, estates, investment funds, investment vehicles or Immediate Family Members) that are, in each case, approved by the Company in good faith;

(8) any agreement, instrument or arrangement as in effect as of the Issue Date, or any amendment thereto (so long as any such amendment is not disadvantageous to the Holders when taken as a whole in any material respect as compared to the applicable agreement as in effect on the Issue Date as reasonably determined in good faith by the Company);

(9) the existence of, or the performance by, the Company or any of the Restricted Subsidiaries of its obligations under the terms of, any stockholders agreement or its equivalent (including any registration rights agreement or purchase agreement related thereto) to which it is a party as of the Issue Date and any similar agreements which it may enter into thereafter; provided, however, that the existence of, or the performance by the Company or any Restricted Subsidiary of obligations under any future amendment to any such existing agreement or under any similar agreement entered into after the Issue Date shall only be permitted by this clause (9) to the extent that the terms of any such existing agreement together with all amendments thereto, taken as a whole, or new agreement do not require payments by the Company or any Subsidiary that are materially in excess of those required pursuant to the terms of the original agreement in effect on the Issue Date as reasonably determined in good faith by the Company;

(10) the Transactions, and the payment of all fees and expenses related to the Transactions as disclosed in this prospectus;

(11) transactions with customers, clients, suppliers, or purchasers or sellers of goods or services, in each case in the ordinary course of business and otherwise in compliance with the terms of the Indenture that are fair to the Company and the Restricted Subsidiaries, in the reasonable determination of the Board of Directors or the senior management of the Company, or are on terms at least as favorable as might reasonably have been obtained at such time from an unaffiliated party;

(12) the issuance or transfer of Equity Interests (other than Disqualified Stock) of the Company to any Permitted Holder or to any former, current or future director, manager, officer, employee or consultant (or their respective estates, investment funds, investment vehicles, spouses or former spouses) of the Company, any of its subsidiaries or any direct or indirect parent company thereof;

(13) sales of (x) accounts receivable, or participations therein, in connection with any Receivables Facility and (y) assets, or participations therein, in connection with any Business Securitization Facility;

(14) investments by the Sponsors and the Co-Investors in securities of the Company or any of its Restricted Subsidiaries so long as (i) the investment is being offered generally to other investors on the same or more favorable terms and (ii) the investment constitutes less than 5.0% of the proposed or outstanding issue amount of such class of securities;

(15) payments to or from, and transactions with, any joint ventures in the ordinary course of business; and

(16) payments by the Company (and any direct or indirect parent thereof) and its Subsidiaries pursuant to tax sharing agreements among the Company (and any such parent) and its Subsidiaries on customary terms to the extent attributable to the ownership or operation of the Company and its Subsidiaries; provided that in each case the amount of such payments in any fiscal year does not exceed the amount that the Company, its Restricted Subsidiaries and its Unrestricted Subsidiaries (to the extent of amounts received by the Company or a Restricted Subsidiary from Unrestricted Subsidiaries) would be required to pay in respect of foreign, federal, state and local taxes for such fiscal year were the Company and its Restricted Subsidiaries (to the extent described above) to pay such taxes separately from any such parent entity.

Dividend and other payment restrictions affecting Restricted Subsidiaries

The Company will not, and will not permit any Restricted Subsidiary that is not a Guarantor to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any consensual encumbrance or consensual restriction on the ability of any such Restricted Subsidiary to:

(a) (1) pay dividends or make any other distributions to the Company or any Restricted Subsidiary on its Capital Stock or with respect to any other interest or participation in, or measured by, its profits, or

(2) pay any Indebtedness owed to the Company or any Restricted Subsidiary;

(b) make loans or advances to the Company or any Restricted Subsidiary; or

(c) sell, lease or transfer any of its properties or assets to the Company or any Restricted Subsidiary,

except (in each case) for such encumbrances or restrictions existing under or by reason of:

(1) contractual encumbrances or restrictions in effect on the Issue Date, including pursuant to the Senior Credit Facilities and the related documentation (including security documents) and Hedging Obligations, the Existing 2012 Notes and the Existing Other Notes;

(2) the Indenture, the Notes and the Guarantees;

(3) purchase money obligations for property acquired in the ordinary course of business and Capital Lease Obligations that impose restrictions of the nature discussed in clause (c) above on the property so acquired;

(4) applicable law or any applicable rule, regulation or order;

(5) any agreement or other instrument of a Person acquired by the Company or any Restricted Subsidiary in existence at the time of such acquisition (but not created in connection therewith or in contemplation thereof), which encumbrance or restriction is not applicable to any Person, or the properties or assets of any Person, other than the Person, or the property or assets of the Person, so acquired;

(6) contracts for the sale of assets, including customary restrictions with respect to a Subsidiary pursuant to an agreement that has been entered into for the sale or disposition of all or substantially all of the Capital Stock or assets of such Subsidiary;

(7) Secured Indebtedness that limits the right of the debtor to dispose of the assets securing such Indebtedness otherwise permitted to be incurred pursuant to the covenants described under “—Limitation on incurrence of Indebtedness and issuance of Disqualified Stock and Preferred Stock” and “—Liens”;

(8) restrictions on cash or other deposits or net worth imposed by customers under contracts entered into in the ordinary course of business;

(9) other Indebtedness, Disqualified Stock or Preferred Stock of Foreign Subsidiaries permitted to be incurred after the Issue Date pursuant to the provisions of the covenant described under “—Limitation on incurrence of Indebtedness and issuance of Disqualified Stock and Preferred Stock”;

(10) customary provisions in joint venture agreements and other similar agreements;

(11) customary provisions contained in leases or licenses of intellectual property and other agreements entered into in the ordinary course of business;

(12) restrictions created in connection with any Receivables Facility; provided that in the case of Receivables Facilities established after the Issue Date, such restrictions are necessary or advisable, in the good faith determination of the Company, to effect the transactions contemplated under such Receivables Facility;

(13) restrictions or conditions contained in any trading, netting, operating, construction, service, supply, purchase or other agreement to which the Company or any of its Restricted Subsidiaries is a party entered into in the ordinary course of business; provided that such agreement prohibits the encumbrance of solely the property or assets of the Company or such Restricted Subsidiary that are the subject of such agreement, the payment rights arising thereunder or the proceeds thereof and does not extend to any other asset or property of the Company or such Restricted Subsidiary or the assets or property of any other Restricted Subsidiary;

(14) restrictions on a Business Securitization Subsidiary created in connection with any Business Securitization Facility; provided that such restrictions apply only to such Business Securitization Subsidiary and are otherwise necessary or advisable, in the good faith determination of the Company, to effect the transactions contemplated under such Business Securitization Facility; and

(15) any encumbrances or restrictions of the type referred to in clauses (a), (b) and (c) above imposed by any amendments, modifications, restatements, renewals, increases, supplements, refundings, replacements or refinancings of the contracts, instruments or obligations referred to in clauses (1) through (14) above; provided that such amendments, modifications, restatements, renewals, increases, supplements, refundings, replacements or refinancings are, in the good faith judgment of the Company, not materially more restrictive with respect to such encumbrance and other restrictions than those prior to such amendment, modification, restatement, renewal, increase, supplement, refunding, replacement or refinancing; provided, further, that with respect to contracts, instruments or obligations existing on the Issue Date, any amendments, modifications, restatements, renewals, increases, supplements, refundings, replacements or refinancings are not materially more restrictive with respect to such encumbrances and other restrictions than those contained in such contracts, instruments or obligations as in effect on the Issue Date.

Limitation on Guarantees of Indebtedness by Restricted Subsidiaries

The Company will not permit any of its Wholly-Owned Subsidiaries that are Restricted Subsidiaries (and non-Wholly-Owned Subsidiaries if such non-Wholly-Owned Subsidiaries guarantee other capital markets debt securities), other than a Guarantor or a Foreign Subsidiary, to guarantee the payment of any Indebtedness of the Company or any other Guarantor unless:

(1) such Restricted Subsidiary within 30 days executes and delivers a supplemental indenture to the Indenture providing for a Guarantee by such Restricted Subsidiary, except that with respect to a guarantee of Indebtedness of the Company or any Guarantor, that is by its express terms subordinated in right of payment to the Senior Notes or such Guarantor’s Guarantee, any such guarantee by such Restricted Subsidiary with respect to such Indebtedness shall be subordinated in right of payment to such Guarantee substantially to the same extent as such Indebtedness is subordinated to the Senior Notes;

(2) such Restricted Subsidiary waives and will not in any manner whatsoever claim or take the benefit or advantage of, any rights of reimbursement, indemnity or subrogation or any other rights against the Company or any other Restricted Subsidiary as a result of any payment by such Restricted Subsidiary under its Guarantee; and

(3) such Restricted Subsidiary shall deliver to the Trustee an opinion of counsel to the effect that:

(a) such Guarantee has been duly executed and authorized; and

(b) such Guarantee constitutes a valid, binding and enforceable obligation of such Restricted Subsidiary, except insofar as enforcement thereof may be limited by bankruptcy, insolvency or similar laws (including all laws relating to fraudulent transfers) and except insofar as enforcement thereof is subject to general principles of equity;

provided that this covenant shall not be applicable to any guarantee of any Restricted Subsidiary that existed at the time such Person became a Restricted Subsidiary and was not incurred in connection with, or in contemplation of, such Person becoming a Restricted Subsidiary.

Limitation on line of business

The Indenture provides that the Company and its Restricted Subsidiaries, taken as a whole, will not fundamentally and substantially alter the character of their business, taken as a whole, from the business conducted by the Company and its Restricted Subsidiaries, taken as a whole, on the Issue Date. Notwithstanding the generality of the foregoing, expansion of the professional services provided by the Company and its Restricted Subsidiaries after the Issue Date will not be deemed a fundamental and substantial alteration for purposes of the immediately preceding sentence.

Reports and other information

Notwithstanding that the Company may not be subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act or otherwise report on an annual and quarterly basis on forms provided for such annual and quarterly reporting pursuant to rules and regulations promulgated by the SEC, the Indenture requires the Company to file with the SEC (and make available to the Trustee and Holders of the Senior Notes (without exhibits), without cost to any Holder, within 15 days after it files (or is otherwise required to file) them with the SEC) from and after the Issue Date,

(1) within 90 days (or any other time period then in effect under the rules and regulations of the Exchange Act with respect to the filing of a Form 10-K by a non-accelerated filer) after the end of each fiscal year, annual reports on Form 10-K, or any successor or comparable form, containing the information required to be contained therein, or required in such successor or comparable form;

(2) within 45 days after the end of each of the first three fiscal quarters of each fiscal year, reports on Form 10-Q containing all quarterly information that would be required to be contained in Form 10-Q, or any successor or comparable form;

(3) promptly from time to time after the occurrence of an event required to be therein reported, such other reports on Form 8-K, or any successor or comparable form; and

(4) any other information, documents and other reports which the Company would be required to file with the SEC if it were subject to Section 13 or 15(d) of the Exchange Act;

in each case in a manner that complies in all material respects with the requirements specified in such form; provided that the Company shall not be so obligated to file such reports with the SEC if the SEC does not permit such filing, in which event the Company will make available such information to prospective purchasers of Senior Notes, in addition to providing such information to the Trustee and the Holders of the Senior Notes, in each case within 15 days after the time the Company would be required to file such information with the SEC if it were subject to Section 13 or 15(d) of the Exchange Act. In addition, to the extent not satisfied by the foregoing, the Company will agree that, for so long as any Notes are outstanding, it will furnish to Holders and to securities analysts and prospective investors, upon their request, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.

In the event that any direct or indirect parent company of the Company becomes a Guarantor of the Senior Notes, the Indenture will permit the Company to satisfy its obligations in this covenant with respect to financial information relating to the Company by furnishing financial information relating to such parent; provided that the same is accompanied by consolidating information that explains in reasonable detail the differences between the information relating to such parent, on the one hand, and the information relating to the Company and its Restricted Subsidiaries on a standalone basis, on the other hand.

Notwithstanding the foregoing, such requirements shall be deemed satisfied prior to the commencement of the exchange offer or the effectiveness of the shelf registration statement described in the Registration Rights Agreement (1) by the filing with the SEC of the exchange offer registration statement or shelf registration statement (or any other similar registration statement), and any amendments thereto, with such financial information that satisfies Regulation S-X, subject to exceptions consistent with the presentation of financial information in this prospectus, to the extent filed within the times specified above, or (2) by posting reports that would be required to be filed substantially in the form required by the SEC on the Company’s website (or that of any of its parent companies) or providing such reports to the Trustee within 15 days after the time the Company would be required to file such information with the SEC if it were subject to Section 13 or 15(d) of the Exchange Act, the financial information (including a “Management’s discussion and analysis of results of operations and financial condition” section) that would be required to be included in such reports, subject to exceptions consistent with the presentation of financial information in this prospectus, to the extent filed within the times specified above.

Notwithstanding anything herein to the contrary, the Company will not be deemed to have failed to comply with any of its agreements hereunder for purposes of clause (3) under “Events of Default and Remedies” until 120 days after the date any report hereunder is required to be filed with the SEC (or posted on the Company’s website) pursuant to this covenant.

Events of Default and remedies

The following events constitute Events of Default under the Indenture:

(1) default in payment when due and payable, upon redemption, acceleration or otherwise, of payments of principal of, or premium, if any, on the Senior Notes issued under the Indenture;

(2) default for 30 days or more in the payment when due of interest on or with respect to the Senior Notes issued under the Indenture;

(3) failure by the Company or any Guarantor for 60 days after receipt of written notice given by the Trustee or the Holders of at least 30% in principal amount of the then outstanding Senior Notes issued under the Indenture to comply with any of its agreements (other than a default referred to in clauses (1) and (2) above) in the Indenture or the Senior Notes;

(4) default under any mortgage, indenture or instrument under which there is issued or by which there is secured or evidenced any Indebtedness for money borrowed by the Company or any Restricted Subsidiary or the payment of which is guaranteed by the Company or any Restricted Subsidiary, other than Indebtedness owed to the Company or a Restricted Subsidiary, whether such Indebtedness or guarantee now exists or is created after the issuance of the Senior Notes, if both:

(A) such default either:

(i) results from the failure to pay any principal of such Indebtedness at its stated final maturity (after giving effect to any applicable grace periods), or

(ii) relates to an obligation other than the obligation to pay principal of any such Indebtedness at its stated final maturity and results in the holder or holders of such Indebtedness causing such Indebtedness to become due prior to its stated maturity; and

(B) the principal amount of such Indebtedness, together with the principal amount of any other such Indebtedness in default for failure to pay principal at stated final maturity (after giving effect to any applicable grace periods), or the maturity of which has been so accelerated, aggregate $100.0 million or more at any one time outstanding;

(5) failure by the Company or any Significant Subsidiary (or any group of Subsidiaries that together would constitute a Significant Subsidiary) to pay final judgments or orders for the payment of money in an aggregate amount exceeding $100.0 million (to the extent not covered by independent third-party insurance as to which the insurer has been notified of such judgment or order and has not denied coverage, it being understood for purposes of the Indenture that the issuance of reservation of rights letter will not be considered a denial of coverage) and such judgment or order shall not have been satisfied, vacated, discharged or stayed or bonded pending an appeal for a period of sixty (60) consecutive days;

(6) certain events of bankruptcy or insolvency with respect to the Company or any Significant Subsidiary (or any group of Subsidiaries that together would constitute a Significant Subsidiary); or

(7) the Guarantee of any Significant Subsidiary (or any group of Subsidiaries that together would constitute a Significant Subsidiary) shall for any reason cease to be in full force and effect or be declared null and void or any responsible officer of any Guarantor that is a Significant Subsidiary (or the responsible officers of any group of Subsidiaries that together would constitute a Significant Subsidiary), as the case may be, denies that it has any further liability under its Guarantee or gives notice to such effect, other than by reason of the termination of the Indenture or the release of any such Guarantee in accordance with the Indenture.

If any Event of Default (other than of a type specified in clause (6) above) occurs and is continuing under the Indenture, the Trustee or the Holders of at least 30% in principal amount of the then outstanding Senior Notes issued under the Indenture may declare the principal, premium, if any, interest and any other monetary obligations on all the then outstanding Senior Notes issued under the Indenture to be due and payable immediately.

Upon the effectiveness of such declaration, such principal of and premium, if any, and interest on the Senior Notes will be due and payable immediately. Notwithstanding the foregoing, in the case of an Event of Default arising under clause (6) of the first paragraph of this section, all outstanding Senior Notes will become due and payable without further action or notice. The Indenture provides that the Trustee may withhold from Holders notice of any continuing Default, except a Default relating to the payment of principal of and premium, if any, and interest on the Senior Notes if it determines that withholding notice is in their interest. In addition, the Trustee will have no obligation to accelerate the Senior Notes if in the best judgment of the Trustee acceleration is not in the best interests of the Holders of such Senior Notes.

The Indenture provides that the Holders of a majority in aggregate principal amount of the then outstanding Senior Notes issued thereunder by notice to the Trustee may, on behalf of the Holders of all of such Senior Notes, waive any existing Default and its consequences under the Indenture, except a continuing Default in the payment of principal of and premium, if any, or interest on any such Senior Notes held by a non-consenting Holder. In the event of any Event of Default specified in clause (4) above, such Event of Default and all consequences thereof (excluding any resulting payment default, other than as a result of acceleration of the Senior Notes) shall be annulled, waived and rescinded automatically and without any action by the Trustee or the Holders if, within 20 days after such Event of Default arose,

(x) the Indebtedness or guarantee that is the basis for such Event of Default has been discharged,

(y) the holders thereof have rescinded or waived the acceleration, notice or action (as the case may be) giving rise to such Event of Default, or

(z) the default that is the basis for such Event of Default has been cured.

Except to enforce the right to receive payments of principal of and premium, if any, and interest on the Senior Notes when due, no Holder may pursue any remedy with respect to the Indenture or the Senior Notes unless:

(1) such Holder has previously given the Trustee notice that an Event of Default is continuing;

(2) Holders of at least 30% in principal amount of the then outstanding Senior Notes have requested the Trustee to pursue the remedy;

(3) such Holders have offered the Trustee reasonable security or indemnity against any loss, liability or expense;

(4) the Trustee has not complied with such request within 60 days after the receipt thereof and the offer of security or indemnity; and

(5) Holders of a majority in principal amount of the outstanding Senior Notes have not given the Trustee a direction inconsistent with such request within such 60-day period.

The Indenture provides that the Company will be required to deliver to the Trustee annually a statement regarding compliance with the Indenture, and the Company will be required, within five Business Days, upon becoming aware of any Default, to deliver to the Trustee a statement specifying such Default.

No personal liability of directors, officers, employees and stockholders

No director, officer, employee, incorporator or stockholder of the Company or any Guarantor (other than in the case of stockholders of any Guarantor, the Company or another Guarantor) or any of their parent companies shall have any liability for any obligations of the Company or the Guarantors under the Senior Notes, the Guarantees and the Senior Indenture or for any claim based on, in respect of, or by reason of such obligations or their creation. Each Holder by accepting a Senior Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Senior Notes.

Legal Defeasance and Covenant Defeasance

Most of the obligations of the Company and the Guarantors under the Indenture will terminate and will be released upon payment in full of all of the Senior Notes issued under the Indenture. The Company may, at its option and at any time, elect to have all of its obligations discharged with respect to the Senior Notes issued under the Indenture and have each Guarantor’s obligation discharged with respect to its Guarantee (“Legal Defeasance”) and cure all then existing Events of Default except for:

(1) the rights of Holders of Senior Notes issued under the Indenture to receive payments in respect of the principal of, premium, if any, and interest on such Senior Notes when such payments are due solely out of the trust created pursuant to the Indenture;

(2) the Company’s obligations with respect to Senior Notes issued under the Indenture concerning issuing temporary notes, registration of such Senior Notes, mutilated, destroyed, lost or stolen notes and the maintenance of an office or agency for payment and money for security payments held in trust;

(3) the rights, powers, trusts, duties and immunities of the Trustee, and the Company’s obligations in connection therewith; and

(4) the Legal Defeasance provisions of the Indenture.

In addition, the Company may, at its option and at any time, elect to have its obligations and those of each Guarantor released with respect to certain covenants that are described in the Indenture (“Covenant Defeasance”) and thereafter any omission to comply with such obligations shall not constitute a Default with respect to the Senior Notes. In the event Covenant Defeasance occurs, certain events (not including bankruptcy, receivership, rehabilitation and insolvency events pertaining to the Company) described under “Events of Default and Remedies” will no longer constitute an Event of Default with respect to the Senior Notes.

In order to exercise either Legal Defeasance or Covenant Defeasance with respect to the Senior Notes issued under the Indenture:

(1) the Company must irrevocably deposit with the Trustee, in trust, for the benefit of the Holders, cash in U.S. dollars, Government Securities, or a combination thereof, in such amounts as will be sufficient, in the opinion of a nationally recognized firm of independent public accountants, to pay the principal of, premium, if any, and interest due on the Senior Notes issued under the Indenture on the stated maturity date or on the redemption date, as the case may be, of such principal, premium, if any, or interest on the Senior Notes, and the Company must specify whether such Senior Notes are being defeased to maturity or to a particular redemption date;

(2) in the case of Legal Defeasance, the Company shall have delivered to the Trustee an opinion of counsel in the United States of America reasonably acceptable to the Trustee confirming that, subject to customary assumptions and exclusions,

(A) the Company has received from, or there has been published by, the United States Internal Revenue Service a ruling, or

(B) since the original issuance of the Senior Notes, there has been a change in the applicable U.S. Federal income tax law,

In either case to the effect that, and based thereon such opinion of counsel in the United States of America shall confirm that, subject to customary assumptions and exclusions, the Holders will not recognize income, gain or loss for U.S. Federal income tax purposes as a result of such Legal Defeasance and will be subject to U.S. Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Legal Defeasance had not occurred;

(3) in the case of Covenant Defeasance, the Company shall have delivered to the Trustee an opinion of counsel in the United States of America reasonably acceptable to the Trustee confirming that, subject to customary assumptions and exclusions, the Holders will not recognize income, gain or loss for U.S. Federal income tax purposes as a result of such Covenant Defeasance and will be subject to such tax on the same amounts, in the same manner and at the same times as would have been the case if such Covenant Defeasance had not occurred;

(4) no Default (other than that resulting from borrowing funds to be applied to make such deposit and any similar and simultaneous deposit relating to other Indebtedness and, in each case, the granting of Liens in connection therewith) shall have occurred and be continuing on the date of such deposit;

(5) such Legal Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under any of the Senior Credit Facilities or any other material agreement or instrument (other than the Indenture) to which, the Company or any Guarantor is a party or by which the Company or any Guarantor is bound;

(6) the Company shall have delivered to the Trustee an opinion of counsel in the United States of America to the effect that, as of the date of such opinion and subject to customary assumptions and exclusions, following the deposit, the trust funds will not be subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally under any applicable U.S. Federal or state law, and that the Trustee has a perfected security interest in such trust funds for the ratable benefit of the Holders; applicable U.S. Federal or state law, and that the Trustee has a perfected security interest in such trust funds for the ratable benefit of the Holders;

(7) the Company shall have delivered to the Trustee an Officers’ Certificate stating that the deposit was not made by the Company with the intent of defeating, hindering, delaying or defrauding any creditors of the Company, or any Guarantor or others; and

(8) the Company shall have delivered to the Trustee an Officers’ Certificate and an opinion of counsel in the United States of America (which opinion of counsel may be subject to customary assumptions and exclusions) each stating that all conditions precedent provided for or relating to the Legal Defeasance or the Covenant Defeasance, as the case may be, have been complied with.

Satisfaction and discharge

The Indenture will be discharged and will cease to be of further effect as to all Senior Notes issued thereunder, when either:

(a) all such Senior Notes theretofore authenticated and delivered, except lost, stolen or destroyed Senior Notes which have been replaced or paid and Senior Notes for whose payment money has theretofore been deposited in trust, have been delivered to the Trustee for cancellation; or

(b) (1) all such Senior Notes not theretofore delivered to such Trustee for cancellation have become due and payable by reason of the making of a notice of redemption or otherwise, will become due and payable within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company and the Company or any Guarantor has irrevocably deposited or caused to be deposited with such Trustee as trust funds in trust solely for the benefit of the Holders, cash in U.S. dollars, Government Securities, or a combination thereof, in such amounts as will be sufficient without consideration of any reinvestment of interest to pay and discharge the entire indebtedness on such Senior Notes not theretofore delivered to the Trustee for cancellation for principal, premium, if any, and accrued interest to the date of maturity or redemption, as the case may be;

(2) no Default (other than that resulting from borrowing funds to be applied to make such deposit and any similar and simultaneous deposit relating to other Indebtedness and, in each case, the granting of Liens in connection therewith) with respect to the Indenture or the Senior Notes issued thereunder shall have occurred and be continuing on the date of such deposit or shall occur as a result of such deposit and such deposit will not result in a breach or violation of, or constitute a default under, the Senior Credit Facilities or any other agreement or instrument to which the Company or any Guarantor is a party or by which the Company or any Guarantor is bound;

(3) the Company has paid or caused to be paid all sums payable by it under the Indenture; and

(4) the Company has delivered irrevocable instructions to the Trustee under the Indenture to apply the deposited money toward the payment of such Senior Notes at maturity or the redemption date, as the case may be.

In addition, the Company must deliver an Officers’ Certificate and an opinion of counsel to the Trustee stating that all conditions precedent to satisfaction and discharge have been satisfied.

Transfer and exchange

A Holder may transfer or exchange Senior Notes in accordance with the Indenture. The registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. The Company is not required to transfer or exchange any Senior Note selected for redemption. Also, the Company is not required to transfer or exchange any Senior Note for a period of 15 days before a selection of Senior Notes to be redeemed.

The registered Holder of a Senior Note may be treated as the owner of the Senior Note for all purposes.

Amendment, supplement and waiver

Except as provided in the next two succeeding paragraphs, the Indenture, any related Guarantee and the Senior Notes issued thereunder may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the Senior Notes then outstanding and issued under the Indenture, including consents obtained in connection with a purchase of, or tender offer or exchange offer for, Senior Notes, and any existing Default or compliance with any provision of the Indenture or the Senior Notes issued thereunder may be waived with the consent of the Holders of a majority in principal amount of the then outstanding Senior Notes issued under the Indenture, including consents obtained in connection with a purchase of, or tender offer or exchange offer for, Senior Notes, in each case other than Senior Notes beneficially owned by the Company or its Affiliates; provided that if any amendment, waiver or other modification will affect only the Fixed Rate Notes or the Floating Rate Notes, only the consent of Holders of at least a majority in principal amount of the then outstanding Fixed Rate Notes or Floating Rate Notes (and not the consent of at least a majority in principal amount of all Senior Notes then outstanding), as the case may be, shall be required.

The Indenture provides that, without the consent of each Holder affected, an amendment or waiver may not, with respect to any Senior Notes issued under the Indenture and held by a non-consenting Holder:

(1) reduce the principal amount of Senior Notes whose Holders must consent to an amendment, supplement or waiver;

(2) reduce the principal of or change the fixed final maturity of any such Senior Note or alter or waive the provisions with respect to the redemption of the Senior Notes (other than provisions relating to the covenants described above under “Repurchase at the Option of Holders”);

(3) reduce the rate of or change the time for payment of interest on any Senior Note;

(4) waive a Default in the payment of principal of or premium, if any, or interest on the Senior Notes issued under the Indenture, except a rescission of acceleration of the Senior Notes by the Holders of at least a majority in aggregate principal amount of the then outstanding Senior Notes and a waiver of the payment default that resulted from such acceleration, or in respect of a covenant or provision contained in the Indenture or any Guarantee that cannot be amended or modified without the consent of all Holders;

(5) make any Senior Note payable in money other than that stated in the Senior Notes;

(6) make any change in the provisions of the Indenture relating to waivers of past Defaults or the rights of Holders to receive payments of principal of or premium, if any, or interest on the Senior Notes;

(7) make any change in the ranking of the Indenture or the Senior Notes that would adversely affect the Holders;

(8) except as expressly permitted by the Indenture, modify the Guarantee of any Significant Subsidiary (or any group of Subsidiaries that together would constitute a Significant Subsidiary) in any manner adverse to the Holders;

(9) make any change in these amendment and waiver provisions; or

(10) impair the right of any Holder to receive payment of principal of, or interest on, such Holder’s Senior Notes on or after the due dates therefor or to institute suit for the enforcement of any payment on or with respect to such Holder’s Senior Notes.

Notwithstanding the foregoing, without the consent of any Holder, the Company, any Guarantor (with respect to a Guarantee or the Indenture to which it is a party) and the Trustee may amend or supplement the Indenture, any Guarantee or the Senior Notes:

(1) to cure any ambiguity, omission, mistake, defect or inconsistency;

(2) to provide for uncertificated notes in addition to or in place of certificated notes;

(3) to comply with the covenant relating to mergers, consolidations and sales of assets and to provide for the assumption of the Company’s, or any Guarantor’s obligations to Holders in connection therewith;

(4) to make any change that would provide any additional rights or benefits to the Holders or that does not adversely affect the legal rights under the Indenture of any such Holder;

(5) to add covenants for the benefit of the Holders or to surrender any right or power conferred upon the Company or a Guarantor;

(6) to comply with requirements of the SEC in order to effect or maintain the qualification of the Indenture under the Trust Indenture Act;

(7) to evidence and provide for the acceptance and appointment under the Indenture of a successor Trustee pursuant to the requirements thereof;

(8) to provide for the issuance of exchange notes or private exchange notes, which are identical to exchange notes except that they are not freely transferable;

(9) to add a Guarantor or other guarantor under the Indenture;

(10) to conform the text of the Indenture, the Guarantees or the Senior Notes to any provision of this “Description of Senior Fixed Rate Notes and Senior Floating Rate Notes Due 2015” to the extent that such provision in this “Description of Senior Fixed Rate Notes and Senior Floating Rate Notes Due 2015” was intended to be a verbatim recitation of a provision of the Indenture, the Guarantees or the Senior Notes; or

(11) to make any amendment to the provisions of the Indenture relating to the transfer and legending of Senior Notes; provided, however, that (a) compliance with the Indenture as so amended would not result in Senior Notes being transferred in violation of the Securities Act or any applicable securities law and (b) such amendment does not materially and adversely affect the rights of Holders to transfer Senior Notes.

The consent of the Holders is not necessary under the Indenture to approve the particular form of any proposed amendment. It is sufficient if such consent approves the substance of the proposed amendment.

Notices

Notices given by publication will be deemed given on the first date on which publication is made and notices given by first-class mail, postage prepaid, will be deemed given five calendar days after mailing.

Concerning the Trustee

The Indenture contains certain limitations on the rights of the Trustee, should it become a creditor of the Company, to obtain payment of claims in certain cases, or to realize on certain property received in respect of any such claim as security or otherwise. The Trustee is permitted to engage in other transactions; however, if it acquires any conflicting interest it must eliminate such conflict within 90 days, apply to the SEC for permission to continue or resign.

The Indenture provides that the Holders of a majority in principal amount of the outstanding Senior Notes issued thereunder will have the right to direct the time, method and place of conducting any proceeding for exercising any remedy available to the Trustee, subject to certain exceptions. The Indenture provides that in case an Event of Default shall occur (which shall not be cured), the Trustee will be required, in the exercise of its power, to use the degree of care of a prudent person in the conduct of his own affairs. Subject to such provisions, the Trustee is under no obligation to exercise any of its rights or powers under the Indenture at the request of any Holder, unless such Holder shall have offered to the Trustee security and indemnity satisfactory to it against any loss, liability or expense.

Governing law

The Indenture, the Senior Notes and any Guarantee are be governed by and construed in accordance with the laws of the State of New York.

Certain definitions

Set forth below are certain defined terms used in the Indenture. Reference is made to the Indenture for a full definition of all such terms, as well as any other capitalized terms used herein for which no definition is provided. For purposes of the Indenture, unless otherwise specifically indicated, (1) the term “consolidated” with respect to any Person refers to such Person consolidated with its Restricted Subsidiaries, and excludes from such consolidation any Unrestricted Subsidiary as if such Unrestricted Subsidiary were not an Affiliate of such Person and (2) the term “including” means “including, without limitation.”

“Acquired Indebtedness” means, with respect to any specified Person,

(1) Indebtedness of any other Person existing at the time such other Person is merged with or into or became a Restricted Subsidiary of such specified Person, including Indebtedness incurred in connection with, or in contemplation of, such other Person merging with or into, or becoming a Restricted Subsidiary of such specified Person, and

(2) Indebtedness secured by a Lien encumbering any asset acquired by such specified Person.

“Additional Interest” means all liquidated damages then owing pursuant to the Registration Rights Agreement.

“Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise.

“Applicable Premium” means, with respect to any Senior Note on any redemption date, the greater of:

(1) 1.0% of the principal amount of the Senior Note; and

(2) the excess, if any, of:

(a) the present value at such redemption date of (i) the redemption price of such Senior Note at February 1, 2009 (with respect to any Floating Rate Note) or February 1, 2011 (with respect to any Fixed Rate Note) (each such redemption price being set forth in the table appearing above under the caption “Optional redemption”), plus (ii) all required interest payments due on such Senior Note through February 1, 2009 (with respect to any Floating Rate Note, assuming that the rate of interest on the Floating Rate Notes for the period from the Redemption Date through February 1, 2009 will be equal to the rate of interest on the Floating Rate Notes in effect on the date on which the applicable notice of redemption is given) or February 1, 2011 (with respect to any Fixed Rate Note) (excluding accrued but unpaid interest to the redemption date), computed using a discount rate equal to the Treasury Rate as of such redemption date plus 50 basis points; over

(b) the principal amount of the Senior Note.

“Asset Sale” means:

(1) the sale, conveyance, transfer or other disposition, whether in a single transaction or a series of related transactions, of property or assets (including by way of a Sale and Lease-Back Transaction) of the Company or any Restricted Subsidiary (each referred to in this definition as a “disposition”); and

(2) the issuance or sale of Equity Interests of any Restricted Subsidiary, whether in a single transaction or a series of related transactions (other than Preferred Stock of Restricted Subsidiaries issued in compliance with the covenant described under “Certain covenants—Limitation on incurrence of Indebtedness and issuance of Disqualified Stock and Preferred Stock”), in each case, other than:

(a) a disposition of cash, Cash Equivalents or Investment Grade Securities or obsolete or worn-out equipment, vehicles or other similar assets in the ordinary course of business or any disposition of inventory or goods held for sale in the ordinary course of business;

(b) the disposition of all or substantially all of the assets of the Company in a manner permitted pursuant to the provisions described above under “Certain covenants—Merger, consolidation or sale of all or substantially all assets” or any disposition that constitutes a Change of Control pursuant to the Indenture;

(c) the making of any Permitted Investment or the making of any Restricted Payment that is not prohibited by the covenant described under “Certain covenants—Limitation on Restricted Payments”;

(d) any disposition of assets or issuance or sale of Equity Interests of any Restricted Subsidiary in any transaction or series of transactions with an aggregate fair market value of less than $50.0 million;

(e) any disposition of property or assets or issuance of securities by a Restricted Subsidiary to the Company or by the Company or a Restricted Subsidiary to a Restricted Subsidiary (including through the dissolution of a Restricted Subsidiary);

(f) to the extent allowable under Section 1031 of the Internal Revenue Code of 1986 (or comparable or successor provision), any exchange of like property (excluding any boot thereon) for use in a Similar Business;

(g) the lease, assignment or sublease of any real or personal property in the ordinary course of business;

(h) any issuance or sale of Equity Interests in, or Indebtedness or other securities of, an Unrestricted Subsidiary;

(i) foreclosures on assets;

(j) sales of (x) accounts receivable, or participations therein, in connection with any Receivables Facility and (y) assets, or participations therein, in connection with any Business Securitization Facility;

(k) the unwinding of any Hedging Obligations; and

(l) dispositions of assets in connection with Sale and Lease-Back Transactions to the extent that the Attributable Debt associated therewith outstanding at any one time does not exceed the greater of (x) $150.0 million and (y) 1.5% of Total Assets.

“Attributable Debt” in respect of a Sale and Lease-Back Transaction means, as at the time of determination, the present value (discounted at the interest rate borne by the Senior Notes, compounded annually) of the total obligations of the lessee for rental payments during the remaining term of the lease included in such Sale and Lease-Back Transaction (including any period for which such lease has been extended); provided, however, that if such Sale and Lease-Back Transaction results in a Capitalized Lease Obligation, the amount of Indebtedness represented thereby will be determined in accordance with the definition of “Capitalized Lease Obligation.”

“Board of Directors” means:

(1) with respect to a corporation, the board of directors of the corporation;

(2) with respect to a partnership, the board of directors of the general partner of the partnership; and

(3) with respect to any other Person, the board or committee of such Person serving a similar function.

“Board Resolution” means, with respect to the Company, a duly adopted resolution of the Board of Directors of the Company or any committee thereof.

“Business Day” means each day that is not a Legal Holiday.

“Business Securitization Facility” means any transaction or series of transactions that may be entered into by the Company or any of its Restricted Subsidiaries pursuant to which the Company or any of its Restricted Subsidiaries may sell, convey or otherwise transfer to (a) a Business Securitization Subsidiary (in the case of a transfer by the Company or any of its Subsidiaries and (b) any other Person (in the case of a transfer by a Business Securitization Subsidiary), or may grant a Lien in, any assets (whether now existing or arising in the future) of the Company or any of its Subsidiaries that are customarily granted in connection with asset securitization transactions similar to the Business Securitization Facility entered into; provided that such transaction or series of transactions meets the following conditions: (i) the Board of Directors of the Company shall have determined in good faith that such Business Securitization Facility (including the terms, covenants, termination events and other provisions) is in the aggregate economically fair and reasonable to the Company and the Business Securitization Subsidiary, (ii) all sales of assets to the Business Securitization Subsidiary are made at fair market value (as determined in good faith by the Company), (iii) the financing terms, covenants, termination events and other provisions thereof shall be market terms (as determined in good faith by the Company) and may include Standard Securitization Undertakings, (iv) no portion of the obligations under the Business Securitization Facility (contingent or otherwise) will (x) be incurred or guaranteed by the Company or any Restricted Subsidiary other than a Business Securitization Subsidiary (except for service performance guarantees pursuant to Standard Securitization Undertakings), (y) be recourse to the Company or any Restricted Subsidiary other than a Business Securitization Subsidiary, other than pursuant to Standard Securitization Undertakings or (z) subject any property or asset of the Company or any other Restricted Subsidiary of the Company, directly or indirectly, contingently or otherwise, to the satisfaction thereof, other than pursuant to Standard Securitization Undertakings and (v) the aggregate obligations under any Business Securitization Facilities will not exceed $2,000.0 million at any one time outstanding.

“Business Securitization Fees” means distributions or payments made directly or by means of discounts with respect to any participation interest issued or sold in connection with, and other fees paid to a Person that is not the Company or a Restricted Subsidiary in connection with any Business Securitization Facility.

“Business Securitization Repurchase Obligation” means any obligation of the Company or a Restricted Subsidiary that is a seller of assets in a Business Securitization Facility to repurchase the assets it sold thereunder as a result of a beach of a representation, warranty or covenant or otherwise, including as a result of a receivable or portion thereof becoming subject to any asserted defense, dispute, offset or counterclaim of any kind as a result of any action taken by, any failure to take action by or any other event relating to the seller.

“Business Securitization Subsidiary” means a Wholly-Owned Subsidiary of the Company which engages in no activities other than in connection with the financing of certain assets of the Company and its Subsidiaries, all proceeds thereof and all rights (continued and other), collateral and other assets relating thereto, and any business or activities incidental or related to such business, and which is designated by the Board of Directors of the Company as a Business Securitization Subsidiary and (a) with which none of the Company or any other Subsidiary of the Company has any material contract, agreement, arrangement or understanding other than on terms that the Company reasonably believes to be no less favorable to the Company or such Subsidiary than those that might be obtained at the time from Persons that are not Affiliates of the Company and (b) to which neither the Company nor any other Subsidiary of the Company has any obligation to maintain or preserve such entity’s financial condition or cause such entity to achieve certain levels of operating results. Any such designation by the Board of Directors of the Company shall be evidenced to the Trustee by filing with the Trustee a certified copy of the resolution of the Board of Directors of the Company giving effect to such designation and an Officers’ Certificate certifying that such designation complied with the forgoing conditions.

“Capital Stock” means:

(1) in the case of a corporation, corporate stock;

(2) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock;

(3) in the case of a partnership or limited liability company, partnership or membership interests (whether general or limited); and

(4) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

“Capitalized Lease Obligation” means, at the time any determination thereof is to be made, the amount of the liability in respect of a capital lease that would at such time be required to be capitalized and reflected as a liability on a balance sheet (excluding the footnotes thereto) in accordance with GAAP.

“Cash Equivalents” means:

(1) United States of America dollars,

(2) (a) Canadian dollars;

(b) euro;

(c) yen;

(d) sterling; or

(e) in the case of any Foreign Subsidiary that is a Restricted Subsidiary, such local currencies held by it from time to time in the ordinary course of business;

(3) securities issued or directly and fully and unconditionally guaranteed or insured by the government of the United States of America or any agency or instrumentality thereof the securities of which are unconditionally guaranteed as a full faith and credit obligation of such government with maturities of 24 months or less from the date of acquisition;

(4) certificates of deposit, time deposits and eurodollar time deposits with maturities of one year or less from the date of acquisition, bankers’ acceptances with maturities not exceeding one year and overnight bank deposits, in each case with any commercial bank having capital and surplus in excess of $250.0 million;

(5) repurchase obligations for underlying securities of the types described in clauses (3) and (4) entered into with any financial institution meeting the qualifications specified in clause (4) above;

(6) commercial paper rated at least P-1 by Moody’s or at least A-1 by S&P and in each case maturing within 12 months after the date of issuance thereof;

(7) investment funds investing at least 95% of their assets in securities of the types described in clauses (1) through (6) above;

(8) readily marketable direct obligations issued by any state of the United States of America or any political subdivision thereof having one of the two highest rating categories obtainable from either Moody’s or S&P with maturities of 24 months or less from the date of acquisition; and

(9) Indebtedness or Preferred Stock issued by Persons with a rating of “A” or higher from S&P or “A2” or higher from Moody’s with maturities of 12 months or less from the date of acquisition.

Notwithstanding the foregoing, Cash Equivalents shall include amounts denominated in currencies other than those set forth in clauses (1) and (2) above; provided that such amounts are converted into one or more of the currencies set forth in clauses (1) and (2) above as promptly as practicable and in any event within ten Business Days following the receipt of such amounts.

“Change of Control” means the occurrence of any of the following:

(1) the sale, lease or transfer, in one or a series of related transactions, of all or substantially all of the assets of the Company and its Subsidiaries, taken as a whole, to any Person other than a Permitted Holder; or

(2) the Company becomes aware of (by way of a report or any other filing pursuant to Section 13(d) of the Exchange Act, proxy, vote, written notice or otherwise) the acquisition by any Person or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, or any successor provision), including any group acting for the purpose of acquiring, holding or disposing of securities (within the meaning of Rule 13d-5(b)(1) under the Exchange Act, or any successor provision), other than the Permitted Holders, in a single transaction or in a series of related transactions, by way of merger, consolidation or other business combination or purchase of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act, or any successor provision) of 50% or more of the total voting power of the Voting Stock of the Company or any of its direct or indirect parent companies.

“Code” means the Internal Revenue Code of 1986, as amended, or any successor statute.

“Co-Investors” means Joseph Neubauer and his Controlled Investment Affiliates.

“Company” has the meaning set forth in the second paragraph under “General”; provided that when used in the context of determining the fair market value of an asset or liability under the Indenture, “Company” shall, unless otherwise expressly stated, be deemed to mean the Board of Directors of the Company when the fair market value of such asset or liability is equal to or in excess of $100.0 million.

“Consolidated Depreciation and Amortization Expense” means, with respect to any Person for any period, the total amount of depreciation and amortization expense, of such Person and its Restricted Subsidiaries for such period on a consolidated basis and otherwise determined in accordance with GAAP.

“Consolidated Interest Expense” means, with respect to any Person for any period, the sum, without duplication, of:

(a) consolidated interest expense of such Person and its Restricted Subsidiaries for such period to the extent such expense was deducted (and not added back) in computing Consolidated Net Income (including (a) amortization of original issue discount resulting from the issuance of Indebtedness at less than par, (b) all commissions, discounts and other fees and charges owed with respect to letters of credit or bankers’ acceptances, (c) noncash interest payments (but excluding any noncash interest expense attributable to the movement in the mark-to-market valuation of Hedging Obligations or other derivative instruments pursuant to GAAP), (d) the interest component of Capitalized Lease Obligations, (e) net payments, if any, pursuant to interest rate Hedging Obligations with respect to Indebtedness and (f) commissions, discounts, yield and other fees and charges in the nature of interest expense related to any Receivables Facility or Business Securitization Facility, and excluding (i) Additional Interest, (ii) amortization of deferred financing fees, debt issuance costs, commissions, fees and expenses, (iii) any expensing of bridge, commitment and other financing fees and (iv) any redemption premiums paid in connection with the redemption of the Existing Other Notes), plus

(b) consolidated capitalized interest of such Person and its Restricted Subsidiaries for such period, whether paid or accrued, less

(c) interest income for such period, plus

(d) to the extent that 50% of the EBITDA attributable to SMG (a joint venture of the Company) or AIM Services Co., Ltd. is included in “EBITDA” of the Company and its Restricted Subsidiaries pursuant to clause (3) (c) of the definition thereof, the amount of consolidated interest expense added back to calculate such 50% of EBITDA of SMG (a joint venture of the Company) or AIM Services Co., Ltd., as applicable.

For purposes of this definition, interest on a Capitalized Lease Obligation shall be deemed to accrue at an interest rate reasonably determined by such Person to be the rate of interest implicit in such Capitalized Lease Obligation in accordance with GAAP.

“Consolidated Net Income” means, with respect to any Person for any period, the aggregate of the Net Income of such Person and its Restricted Subsidiaries for such period, on a consolidated basis, and otherwise determined in accordance with GAAP; provided that, without duplication,

(1) any net after-tax extraordinary, non-recurring or unusual gains or losses (less all fees and expenses relating thereto) or expenses (including relating to severance, relocation, unusual contract terminations, one time compensation charges, warrants or options to purchase Capital Stock of a direct or indirect parent of the Company and the Transactions) shall be excluded,

(2) the Net Income for such period shall not include the cumulative effect of a change in accounting principles during such period, in accordance with GAAP,

(3) any net after-tax income (loss) from disposed or discontinued operations and any net after-tax gains or losses on disposal of disposed or discontinued operations shall be excluded,

(4) any net after-tax gains or losses (less all fees and expenses relating thereto) attributable to asset dispositions or the sale or other disposition of any Capital Stock of any Person other than in the ordinary course of business, as determined in good faith by the Company, shall be excluded,

(5) the Net Income for such period of any Person that is not a Subsidiary, or is an Unrestricted Subsidiary, or that is accounted for by the equity method of accounting, shall be excluded; provided that Consolidated Net Income of the Company shall be increased by the amount of dividends or distributions or other payments that are actually paid in cash (or to the extent converted into cash) to the referent Person or a Restricted Subsidiary thereof in respect of such period (subject in the case of dividends, distributions or other payments made to a Restricted Subsidiary to the limitations contained in clause (6) below),

(6) solely for the purpose of determining the amount available for Restricted Payments under clause (c)(1) of the first paragraph of “Certain covenants—Limitation on Restricted Payments,” the Net Income for such period of any Restricted Subsidiary (other than any Guarantor) shall be excluded if the declaration or payment of dividends or similar distributions by that Restricted Subsidiary of its Net Income is not at the date of determination wholly permitted without any prior governmental approval (which has not been obtained) or, directly or indirectly, by the operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule, or governmental regulation applicable to that Restricted Subsidiary or its stockholders, unless such restriction with respect to the payment of dividends or similar distributions has been legally waived; provided that Consolidated Net Income of the Company will be increased by the amount of dividends or other distributions or other payments actually paid in cash (or to the extent converted into cash) to the Company or a Restricted Subsidiary thereof in respect of such period, to the extent not already included therein,

(7) any increase in amortization or depreciation or other noncash charges resulting from the application of purchase accounting in relation to the Transactions or any acquisition that is consummated after the Issue Date, net of taxes, shall be excluded,

(8) any net after-tax income (loss) from the early extinguishment of Indebtedness or Hedging Obligations or other derivative instruments shall be excluded,

(9) any impairment charge or asset write-off, in each case pursuant to GAAP, and the amortization of intangibles arising pursuant to GAAP shall be excluded, and

(10) any noncash compensation expense resulting from the application of SFAS No. 123R shall be excluded.

Notwithstanding the foregoing, for the purpose of the covenant described under “Certain covenants—Limitation on Restricted Payments” only (other than clause (c)(4) thereof), there shall be excluded from Consolidated Net Income any income arising from any sale or other disposition of Restricted Investments made by the Company and the Restricted Subsidiaries, any repurchases and redemptions of Restricted Investments from the Company and the Restricted Subsidiaries, any repayments of loans and advances that constitute

Restricted Investments by the Company or any Restricted Subsidiary, any sale of the stock of an Unrestricted Subsidiary or any distribution or dividend from an Unrestricted Subsidiary, in each case only to the extent such amounts increase the amount of Restricted Payments permitted under such covenant pursuant to clause (c)(4) thereof.

“Consolidated Secured Debt Ratio” as of any date of determination means the ratio of (a) Consolidated Total Indebtedness of the Company and the Restricted Subsidiaries that is secured by Liens as of the end of the most recent fiscal quarter for which internal financial statements are available immediately preceding the date on which such event for which such calculation is being made shall occur to (b) the consolidated amount of EBITDA of the Company and the Restricted Subsidiaries for the period of the most recently ended consecutive four full fiscal quarters for which internal financial statements are available immediately preceding the date on which such event for which such calculation is being made shall occur, in each case with such pro forma adjustments to Consolidated Total Indebtedness and EBITDA as are appropriate and consistent with the pro forma adjustment provisions set forth in the definition of Fixed Charge Coverage Ratio.

“Consolidated Total Indebtedness” means, as at any date of determination, an amount equal to the sum (without duplication) of (1) the aggregate amount of all outstanding Indebtedness of the Company and the Restricted Subsidiaries on a consolidated basis consisting of Indebtedness for borrowed money, Obligations in respect of Capitalized Lease Obligations, Attributable Debt in respect of Sale and Lease-Back Transactions and debt obligations evidenced by bonds, notes, debentures or similar instruments or letters of credit or bankers’ acceptances (excluding any undrawn letters of credit), in each case determined on a consolidated basis in accordance with GAAP, (2) the aggregate amount of all outstanding Disqualified Stock of the Company and all Disqualified Stock and Preferred Stock of the Restricted Subsidiaries on a consolidated basis, with the amount of such Disqualified Stock and Preferred Stock equal to the greater of their respective voluntary or involuntary liquidation preferences and Maximum Fixed Repurchase Prices, in each case determined on a consolidated basis in accordance with GAAP, (3) the aggregate outstanding amount of advances relating to any Receivables Facility and (4) the aggregate outstanding amount of advances relating to any Business Securitization Facility.

For purposes hereof, the “Maximum Fixed Repurchase Price” of any Disqualified Stock or Preferred Stock that does not have a fixed repurchase price shall be calculated in accordance with the terms of such Disqualified Stock or Preferred Stock as if such Disqualified Stock or Preferred Stock were purchased on any date on which Consolidated Total Indebtedness shall be required to be determined pursuant to the Indenture, and if such price is based upon, or measured by, the fair market value of such Disqualified Stock or Preferred Stock, such fair market value shall be determined reasonably and in good faith by the Company.

“Contingent Obligations” means, with respect to any Person, any obligation of such Person guaranteeing any leases, dividends or other obligations that do not constitute Indebtedness (the “primary obligations”) of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, including any obligation of such Person, whether or not contingent,

(1) to purchase any such primary obligation or any property constituting direct or indirect security therefor,

(2) to advance or supply funds:

(A) for the purchase or payment of any such primary obligation, or

(B) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, or

(3) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation against loss in respect thereof.

“Controlled Investment Affiliate” means, as to any Person, any other Person which directly or indirectly is in control of, is controlled by, or is under common control with such Person and is organized by such Person (or any Person controlling such Person) primarily for making direct or indirect equity or debt investments in the Company and/or other companies.

“Default” means any event that is, or with the passage of time or the giving of notice or both would be, an Event of Default.

“Designated Noncash Consideration” means the fair market value of noncash consideration received by the Company or a Restricted Subsidiary in connection with an Asset Sale that is so designated as Designated Noncash Consideration pursuant to an Officers’ Certificate, setting forth the basis of such valuation, executed by an executive vice president and the principal financial officer of the Company, less the amount of cash or Cash Equivalents received in connection with a subsequent sale of such Designated Noncash Consideration.

“Designated Preferred Stock” means Preferred Stock of the Company or any parent company thereof (in each case other than Disqualified Stock) that is issued for cash (other than to a Restricted Subsidiary or an employee stock ownership plan or trust established by the Company or any of its Subsidiaries) and is so designated as Designated Preferred Stock pursuant to an Officers’ Certificate executed by an executive vice president and the principal financial officer of the Company or the applicable parent company thereof, as the case may be, on the issuance date thereof, the cash proceeds of which are excluded from the calculation set forth in clause (c) of the first paragraph under “Certain covenants—Limitation on Restricted Payments.”

“Disqualified Stock” means, with respect to any Person, any Capital Stock of such Person which, by its terms, or by the terms of any security into which it is convertible or for which it is convertible or exchangeable, or upon the happening of any event, matures or is mandatorily redeemable (other than solely for Capital Stock that is not Disqualified Stock), other than as a result of a change of control or asset sale, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof, other than as a result of a change of control or asset sale, in whole or in part, in each case prior to the date that is 91 days after the earlier of the maturity date of the Senior Notes and the date the Senior Notes are no longer outstanding; provided that if such Capital Stock is issued to any plan for the benefit of employees of the Company or its Subsidiaries or by any such plan to such employees, such Capital Stock shall not constitute Disqualified Stock solely because it may be required to be repurchased by the Company or its Subsidiaries in order to satisfy applicable statutory or regulatory obligations; provided, further, that any Capital Stock held by any future, current or former employee, director, manager or consultant (or their respective trusts, estates, investment funds, investment vehicles or Immediate Family Members), of the Company, any of its subsidiaries, any of its direct or indirect parent companies or any other entity in which the Company or a Restricted Subsidiary has an Investment and is designated in good faith as an “affiliate” by the Board of Directors of the Company (or the Compensation Committee thereof), in each case pursuant to any stockholders’ agreement management equity plan or stock option plan or any other management or employee benefit plan or agreement shall not constitute Disqualified Stock solely because it may be required to be repurchased by the Company or its subsidiaries.

“Domestic Subsidiary” means, with respect to any Person, any Restricted Subsidiary of such Person other than (i) a Foreign Subsidiary or (ii) a Subsidiary of a Foreign Subsidiary.

“EBITDA” means, with respect to any Person for any period, the Consolidated Net Income of such Person for such period,

(1) increased by (without duplication):

(a) provision for taxes based on income or profits, plus franchise or similar taxes, of such Person for such period deducted (and not added back) in computing Consolidated Net Income in such period; plus

(b) consolidated Fixed Charges of such Person for such period to the extent the same was deducted (and not added back) in calculating Consolidated Net Income in such period; plus

(c) Consolidated Depreciation and Amortization Expense of such Person for such period to the extent such depreciation and amortization were deducted (and not added back) in computing Consolidated Net Income in such period; plus

(d) any expenses or charges related to any Equity Offering, Permitted Investment, acquisition, disposition, recapitalization or the incurrence of Indebtedness permitted to be incurred by the Indenture including a refinancing thereof (whether or not successful) and any amendment or modification to the terms of any such transactions, including such fees, expenses or charges related to the Transactions, in each case, deducted (and not added back) in computing Consolidated Net Income in such period; plus

(e) the amount of any restructuring charge or reserve deducted (and not added back) in computing Consolidated Net Income in such period, including any one-time costs incurred in connection with (x) acquisitions after the Issue Date or (y) the closing or consolidation of facilities after the Issue Date; plus

(f) any write-offs, write-downs or other noncash charges reducing Consolidated Net Income for such period, excluding any such charge that represents an accrual or reserve for a cash expenditure for a future period; plus

(g) the amount of any minority interest expense deducted (and not added back) in calculating Consolidated Net Income for such period; plus

(h) the amount of management, monitoring, consulting and advisory fees and related expenses paid (or any accruals related to such fees or related expenses) during such period to the Sponsors to the extent permitted under “Certain covenants—Transactions with Affiliates”; plus

(i) the amount of net cost savings projected by the Company in good faith to be realized during such period (calculated on a pro forma basis as though such cost savings had been realized on the first day of such period) in connection with the Transactions or any acquisition or disposition by the Company or a Restricted Subsidiary, net of the amount of actual benefits realized during such period from such actions; provided that (x) such cost savings are reasonably identifiable and factually supportable, (y) such actions are taken within 18 months after the Closing Date or the date of such acquisition or disposition and (z) the aggregate amount of cost savings added pursuant to this clause (i) shall not exceed the greater of (A) an amount equal to 5% of EBITDA of the Company and its Restricted Subsidiaries for the period of four consecutive fiscal quarters most recently ended prior to the determination date (without giving effect to any adjustments pursuant to this clause (i)) and (B) $50.0 million for any four consecutive quarter period (which adjustments may be incremental to pro forma adjustments made pursuant to the second paragraph of the definition of “Fixed Charge Coverage Ratio”); plus

(j) any costs or expenses incurred by the Company or a Restricted Subsidiary pursuant to any management equity plan or stock option plan or any other management or employee benefit plan or agreement or any stock subscription or stockholders agreement, to the extent that such costs or expenses are funded with cash proceeds contributed to the capital of the Company or net cash proceeds of issuance of Equity Interests of the Company (other than Disqualified Stock that is Preferred Stock) in each case, solely to the extent that such cash proceeds are excluded from the calculation set forth in clause (c) of the first paragraph under “Certain covenants—Limitation on Restricted Payments”; plus

(k) the amount of expenses or charges reducing Net Income incurred prior to September 30, 2007 in respect of the delayed re-start of operations at New Orleans Convention Center; provided that the Company has not otherwise determined to abandon the recommencement of operations at such facility; plus

(l) to the extent covered by insurance and actually reimbursed, or, so long as the Company has made a determination that there exists reasonable evidence that such amount will in fact be reimbursed by the insurer and only to the extent that such amount is (A) not denied by the applicable carrier in writing within 180 days and (B) in fact reimbursed within 365 days of the date of such evidence (with a deduction for any amount so added back to the extent not so reimbursed within such 365 days), expenses with respect to liability or casualty events or business interruption;

(2) decreased by (without duplication) noncash gains increasing Consolidated Net Income of such Person for such period, excluding any noncash gains that represent the reversal of any accrual of, or cash reserve for, anticipated cash charges in any prior period (other than such cash charges that have been added back to Consolidated Net Income in calculating EBITDA in accordance with this definition); and

(3) increased (by losses) or decreased (by gains) by (without duplication):

(a) any net noncash gain or loss resulting in such period from Hedging Obligations and the application of Statement of Financial Accounting Standards #133;

(b) any net noncash gain or loss resulting in such period from currency translation gains or losses related to currency remeasurements of Indebtedness; and

(c) 50% of the EBITDA of AIM Services Co., Ltd. and SMG (a joint venture of the Company) (calculated without reference to this clause (3)(c) and including a deduction for any unusual gain on any sales of real estate by such entities consummated prior to the Issue Date).

“EMU” means the economic and monetary union contemplated by the Treaty of the European Union.

“Equity Interests” means Capital Stock and all warrants, options or other rights to acquire Capital Stock, but excluding any debt security that is convertible into, or exchangeable for, Capital Stock.

“Equity Offering” means any public or private sale of common stock or Preferred Stock of the Company or any of its direct or indirect parent companies to the extent contributed to the Company (excluding Disqualified Stock), other than

(a) public offerings with respect to the Company’s or any direct or indirect parent company’s common stock registered on Form S-4 or Form S-8;

(b) any such public or private sale that constitutes an Excluded Contribution; and

(c) an issuance to any Subsidiary of the Company.

“euro” means the single currency of participating member states of the EMU.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

“Excluded Contribution” means net cash proceeds, marketable securities or Qualified Proceeds received by the Company after the Issue Date from:

(a) contributions to its common equity capital (other than from the proceeds of Designated Preferred Stock); and

(b) the sale (other than to a Subsidiary of the Company or to any management equity plan or stock option plan or any other management or employee benefit plan or agreement of the Company) of Capital Stock (other than Disqualified Stock and Designated Preferred Stock) of the Company,

in each case designated as Excluded Contributions pursuant to an Officers’ Certificate executed by an executive vice president and the principal financial officer of the Company on the date such capital contributions are made or the date such Equity Interests are sold, as the case may be, which are excluded from the calculation set forth in clause

(c) of the first paragraph under “Certain covenants—Limitation on Restricted Payments.”

“Existing Indebtedness” means Indebtedness of the Company or the Restricted Subsidiaries in existence on the Issue Date, plus interest accruing thereon.

“Existing Indenture” means the Indenture dated as of April 8, 2002, by and between ARAMARK Services, Inc. and The Bank of New York, as trustee (as successor trustee to J.P. Morgan Trust Company, N.A.), pursuant to which the Existing 2012 Notes have been issued, as the same may be amended from time to time.

“Existing Other Notes” means the $300.0 million aggregate principal amount of 6.375% Notes due February 2008 issued by the Company, $300.0 million aggregate principal amount of 7.00% Notes due May 2007 issued by the Company and $30.7 million aggregate principal amount of 7.25% Notes due August 2007 issued by the Company, in each case issued pursuant to the indentures applicable thereto.

“Existing 2012 Notes” means the $250,000,000 aggregate principal amount of 5.00% Senior Notes due 2012 issued by ARAMARK Services, Inc. pursuant to the Existing Indenture.

“Fixed Charge Coverage Ratio” means, with respect to any Person for any period, the ratio of EBITDA of such Person for such period to the Fixed Charges of such Person for such period. In the event that the Company or any Restricted Subsidiary incurs, assumes, guarantees, redeems, retires or extinguishes any Indebtedness (other than Indebtedness incurred under any revolving credit facility that has been permanently repaid and has not been replaced) or issues or redeems Disqualified Stock or Preferred Stock subsequent to the commencement of the period for which the Fixed Charge Coverage Ratio is being calculated but prior to or simultaneously with the event for which the calculation of the Fixed Charge Coverage Ratio is made (the “Calculation Date”), then the Fixed Charge Coverage Ratio shall be calculated giving pro forma effect to such incurrence, assumption, guarantee, redemption, retirement or extinguishing of Indebtedness, or such issuance or redemption of Disqualified Stock or Preferred Stock, as if the same had occurred at the beginning of the applicable four-quarter period (the “reference period”).

For purposes of making the computation referred to above, Investments, acquisitions, dispositions, mergers, consolidations and disposed operations (as determined in accordance with GAAP) that have been made by the Company or any Restricted Subsidiary during the four-quarter reference period or subsequent to such reference period and on or prior to or simultaneously with the Calculation Date shall be calculated on a pro forma basis assuming that all such Investments, acquisitions, dispositions, mergers, consolidations and disposed operations (and the change in any associated fixed charges and the change in EBITDA resulting therefrom) had occurred on the first day of the reference period. If since the beginning of such period any Person (that subsequently became a Restricted Subsidiary or was merged with or into the Company or any Restricted Subsidiary since the beginning of such period) shall have made any Investment, acquisition, disposition, merger, consolidation or disposed operation that would have required adjustment pursuant to this definition, then the Fixed Charge Coverage Ratio shall be calculated giving pro forma effect thereto for such period as if such Investment, acquisition, disposition, merger, consolidation or disposed operation had occurred at the beginning of the reference period.

For purposes of this definition, whenever pro forma effect is to be given to a transaction, the pro forma calculations shall be made in good faith by a responsible financial or accounting officer of the Company. If any Indebtedness bears a floating rate of interest and is being given pro forma effect, the interest on such Indebtedness shall be calculated as if the rate in effect on the Calculation Date had been the applicable rate for the entire period (taking into account any Hedging Obligations applicable to such Indebtedness). Interest on a Capitalized Lease Obligation shall be deemed to accrue at an interest rate reasonably determined by a responsible financial or accounting officer of the Company to be the rate of interest implicit in such Capitalized Lease Obligation in accordance with GAAP. For purposes of making the computation referred to above, interest on any Indebtedness under a revolving credit facility computed on a pro forma basis shall be computed based upon the average daily balance of such Indebtedness during the applicable period. Interest on Indebtedness that may optionally be determined at an interest rate based upon a factor of a prime or similar rate, a eurocurrency interbank offered rate, or other rate, shall be deemed to have been based upon the rate actually chosen, or, if none, then based upon such optional rate chosen as the Company may designate.

“Fixed Charges” means, with respect to any Person for any period, the sum of:

(a) Consolidated Interest Expense of such Person for such period;

(b) all cash dividend payments or other distributions (excluding items eliminated in consolidation) on any series of Preferred Stock (including any dividends paid to any direct or indirect parent company of the Company in order to permit the payment of dividends by such parent company on its Designated Preferred Stock) during such period; and

(c) all cash dividend payments or other distributions (excluding items eliminated in consolidation) on any series of Disqualified Stock made during such period.

“Foreign Subsidiary” means, with respect to any Person, any Restricted Subsidiary of such Person that is not organized or existing under the laws of the United States of America, any state thereof, the District of Columbia, or any territory thereof.

“Foreign Subsidiary Total Assets” means the total amount of all assets of Foreign Subsidiaries of the Company and the Restricted Subsidiaries, determined on a consolidated basis in accordance with GAAP as shown on the most recent balance sheet of the Company.

“GAAP” means generally accepted accounting principles in the United States of America that are in effect on the Issue Date.

“Government Securities” means securities that are:

(a) direct obligations of the United States of America for the timely payment of which its full faith and credit is pledged; or

(b) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuers thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act), as custodian with respect to any such Government Securities or a specific payment of principal of or interest on any such Government Securities held by such custodian for the account of the holder of such depository receipt; provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the Government Securities or the specific payment of principal of or interest on the Government Securities evidenced by such depository receipt.

“guarantee” means a guarantee (other than by endorsement of negotiable instruments for collection in the ordinary course of business), direct or indirect, in any manner (including letters of credit and reimbursement agreements in respect thereof), of all or any part of any Indebtedness or other obligations, and, when used as a verb, shall have a corresponding meaning.

“Guarantee” means the guarantee by any Guarantor of the Company’s Obligations under the Indenture and the Senior Notes.

“Guarantor” means each Restricted Subsidiary of the Company that executes the Senior Indenture as a guarantor on the Issue Date and each other Restricted Subsidiary of the Company that thereafter guarantees the Senior Notes pursuant to the terms of the Indenture.

“Hedging Obligations” means, with respect to any Person, the obligations of such Person under currency exchange, interest rate or commodity swap agreements, currency exchange, interest rate or commodity cap agreements and currency exchange, interest rate or commodity collar agreements and other agreements or arrangements, in each case designed to protect such Person against fluctuations in currency exchange, interest rates or commodity prices.

“Holder” means the Person in whose name a Senior Note is registered on the registrar’s books.

“Immediate Family Members” means with respect to any individual, such individual’s child, stepchild, grandchild or more remote descendant, parent, stepparent, grandparent, spouse, former spouse, qualified domestic partner, sibling, mother-in-law, father-in-law, son-in-law and daughter-in-law (including adoptive relationships) and any trust, partnership or other bona fide estate-planning vehicle the only beneficiaries of which are any of the foregoing individuals or any private foundation or fund that is controlled by any of the foregoing individuals or any donor-advised fund of which any such individual is the donor.

“Indebtedness” means, with respect to any Person,

(a) any indebtedness (including principal and premium) of such Person, whether or not contingent:

(1) in respect of borrowed money;

(2) evidenced by bonds, notes, debentures or similar instruments or letters of credit or bankers’ acceptances (or, without double counting, reimbursement agreements in respect thereof);

(3) representing the balance deferred and unpaid of the purchase price of any property (including Capitalized Lease Obligations), except any such balance that constitutes a trade payable or similar obligation to a trade creditor, in each case accrued in the ordinary course of business; or

(4) representing any Hedging Obligations,

If and to the extent that any of the foregoing Indebtedness (other than letters of credit and Hedging Obligations) would appear as a liability upon a balance sheet (excluding the footnotes thereto) of such Person prepared in accordance with GAAP;

(b) to the extent not otherwise included, any obligation by such Person to be liable for, or to pay, as obligor, guarantor or otherwise, on the obligations of the type referred to in clause (a) of a third Person (whether or not such items would appear upon the balance sheet of such obligor or guarantor), other than by endorsement of negotiable instruments for collection in the ordinary course of business;

(c) to the extent not otherwise included, the obligations of the type referred to in clause (a) of a third Person secured by a Lien on any asset owned by such first Person, whether or not such obligations are assumed by such first Person and whether or not such obligations would appear upon the balance sheet of such Person; provided that the amount of such Indebtedness will be the lesser of the fair market value of such asset at the date of determination and the amount of Indebtedness so secured;

(d) Attributable Debt in respect of Sale and Lease-Back Transactions; and

(e) obligations under, or in respect of, any Business Securitization Facility;

provided, however, that notwithstanding the foregoing, Indebtedness will be deemed not to include (A) Contingent Obligations incurred in the ordinary course of business and (B) Obligations under, or in respect of, Receivables Facility.

“Independent Financial Advisor” means an accounting, appraisal, investment banking firm or consultant to Persons engaged in Similar Businesses of nationally recognized standing that is, in the good faith judgment of the Company, qualified to perform the task for which it has been engaged and that is independent from the Company and its Affiliates.

“Initial Purchasers” means J.P. Morgan Securities Inc., Goldman, Sachs & Co., Citigroup Global Markets, Inc., Wachovia Capital Markets, LLC, Barclays Capital Inc., Calyon Securities (USA) Inc., NatCity Investments,

Inc., HVB Capital Markets, Inc., PNC Capital Markets, LLC, GE Capital Markets, Inc., Rabo Securities USA, Inc., Mitsubishi UFJ Securities International plc, Mizuho International plc and Greenwich Capital Markets, Inc.

“Investment Grade Rating” means a rating equal to or higher than Baa3 (or the equivalent) by Moody’s and BBB- (or the equivalent) by S&P, or an equivalent rating by any other Rating Agency.

“Investment Grade Securities” means:

(1) securities issued or directly and fully guaranteed or insured by the government of the United States of America or any agency or instrumentality thereof (other than Cash Equivalents);

(2) debt securities or debt instruments with a rating of BBB- or higher by S&P or Baa3 or higher by Moody’s or the equivalent of such rating by such rating organization, or, if no rating of S&P or Moody’s then exists, the equivalent of such rating by any other nationally recognized securities rating agency, but excluding any debt securities or instruments constituting loans or advances among the Company and its Subsidiaries;

(3) investments in any fund that invests exclusively in investments of the type described in clauses (1) and (2), which fund may also hold immaterial amounts of cash pending investment or distribution; and

(4) corresponding instruments in countries other than the United States of America customarily utilized for high quality investments.

“Investments” means, with respect to any Person, all investments by such Person in other Persons (including Affiliates) in the form of loans (including guarantees), advances or capital contributions (including by means of any transfer of cash or other property to others or any payment for property or services for the account or use of others, but excluding accounts receivable, trade credit, advances to customers, commission, travel and similar advances to officers and employees, in each case made in the ordinary course of business), purchases or other acquisitions for consideration of Indebtedness, Equity Interests or other securities issued by any other Person and investments that are required by GAAP to be classified on the balance sheet (excluding the footnotes) of such Person in the same manner as the other investments included in this definition to the extent such transactions involve the transfer of cash or other property. For purposes of the definition of “Unrestricted Subsidiary” and the covenant described under “Certain covenants—Limitation on Restricted Payments”:

(1) “Investments” shall include the portion (proportionate to the Company’s equity interest in such Subsidiary) of the fair market value of the net assets of a Subsidiary of the Company at the time that such Subsidiary is designated an Unrestricted Subsidiary; provided that upon a redesignation of such Subsidiary as a Restricted Subsidiary, the Company shall be deemed to continue to have a permanent “Investment” in an Unrestricted Subsidiary in an amount (if positive) equal to:

(x) the Company’s “Investment” in such Subsidiary at the time of such redesignation, less

(y) the portion (proportionate to the Company’s equity interest in such Subsidiary) of the fair market value of the net assets of such Subsidiary at the time of such redesignation; and

(2) any property transferred to or from an Unrestricted Subsidiary shall be valued at its fair market value at the time of such transfer, in each case as determined in good faith by the Company.

For the avoidance of doubt, a guarantee by a specified Person of the obligations of another Person (the “primary obligor”) shall be deemed to be an Investment by such specified Person in the primary obligor to the extent of such guarantee except that any guarantee by the Company or any Guarantor of the obligations of a primary obligor in favor of the Company or any Guarantor shall be deemed to be an Investment by the Company or any Guarantor in the Company or any Guarantor.

“Issue Date” means January 26, 2007.

“Legal Holiday” means a Saturday, a Sunday or a day on which commercial banking institutions are not required to be open in the State of New York.

“Lien” means, with respect to any asset, any mortgage, lien (statutory or otherwise), pledge, hypothecation, charge, security interest, preference, priority or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law, including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell or give a security interest in and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction; provided that in no event shall an operating lease be deemed to constitute a Lien.

“Management Stockholders” means the members of management (and their Controlled Investment Affiliates and Immediate Family Members) of the Company (or its direct parent) who are holders of Equity Interests of any direct or indirect parent companies of the Company on the Issue Date or will become holders of such Equity Interests in connection with the Transactions.

“Merger” means the merger of RMK Acquisition Corporation with and into the Company pursuant to the Merger Agreement.

“Merger Agreement” means the Agreement and Plan of Merger by and among RMK Acquisition Corporation, RMK Finance LLC and ARAMARK Corporation, dated as of August 8, 2006.

“Moody’s” means Moody’s Investors Service, Inc. and any successor to its rating agency business.

“Net Income” means, with respect to any Person, the net income (loss) of such Person, determined in accordance with GAAP and before any reduction in respect of Preferred Stock dividends.

“Net Proceeds” means the aggregate cash proceeds received by the Company or any Restricted Subsidiary in respect of any Asset Sale, including any cash received upon the sale or other disposition of any Designated Noncash Consideration received in any Asset Sale, net of the direct costs relating to such Asset Sale and the sale or disposition of such Designated Noncash Consideration, including legal, accounting and investment banking fees, and brokerage and sales commissions, any relocation expenses incurred as a result thereof, taxes paid or payable as a result thereof (after taking into account any available tax credits or deductions and any tax sharing arrangements), amounts required to be applied to the repayment of principal, premium, if any, and interest on Indebtedness required (other than by clause (1) of the second paragraph of “Repurchase at the option of Holders—Asset Sales”) to be paid as a result of such transaction and any deduction of appropriate amounts to be provided by the Company as a reserve in accordance with GAAP against any liabilities associated with the asset disposed of in such transaction and retained by the Company after such sale or other disposition thereof, including pension and other post-employment benefit liabilities and liabilities related to environmental matters or against any indemnification obligations associated with such transaction.

“Notes” means the Senior Notes.

“Obligations” means any principal (including reimbursement obligations with respect to letters of credit whether or not drawn), interest (including, to the extent legally permitted, all interest accrued thereon after the commencement of any insolvency or liquidation proceeding at the rate, including any applicable post-default rate, specified in the applicable agreement), premium (if any), guarantees of payment, penalties, fees, indemnifications, reimbursements, expenses, damages and other liabilities payable under the documentation governing any Indebtedness; provided that Obligations with respect to the Senior Notes shall not include fees or indemnification in favor of the Trustee and any other third parties other than the Holders.

“Officer” means the Chairman of the Board, the Chief Executive Officer, the Chief Financial Officer, the President, any Executive Vice President, Senior Vice President or Vice President, the Treasurer or the Secretary of the Company.

“Officers’ Certificate” means a certificate signed on behalf of the Company by two Officers of the Company, one of whom must be the principal executive officer, the principal financial officer, the treasurer or the principal accounting officer of the Company, that meets the requirements set forth in the Indenture.

“Permitted Asset Swap” means the concurrent purchase and sale or exchange of Related Business Assets or a combination of Related Business Assets and cash or Cash Equivalents between the Company or any of its Restricted Subsidiaries and another Person that is not the Company or any of its Restricted Subsidiaries; provided that any cash or Cash Equivalents received must be applied in accordance with the covenant described under “Repurchase at the option of Holders—Asset Sales.”

“Permitted Holders” means each of the Sponsors, the Co-Investors and Management Stockholders and any group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, or any successor provision) of which any of the foregoing are members; provided that, in the case of such group and without giving effect to the existence of such group or any other group, the Sponsors, the Co-Investors and Management Stockholders, collectively, have beneficial ownership of more than 50% of the total voting power of the Voting Stock of the Company or any of its direct or indirect parent companies. Any Person or group whose acquisition of beneficial ownership constitutes a Change of Control in respect of which a Change of Control Offer is made in accordance with the requirements of the Indenture will thereafter, together with its Affiliates, constitute an additional Permitted Holder.

“Permitted Investments” means:

(a) any Investment in the Company or any Restricted Subsidiary;

(b) any Investment in cash and Cash Equivalents or Investment Grade Securities;

(c) (i) any Investment by the Company or any Restricted Subsidiary of the Company in a Person that is engaged in a Similar Business if as a result of such Investment:

(1) such Person becomes a Restricted Subsidiary of the Company, or

(2) such Person, in one transaction or a series of related transactions, is merged, consolidated or amalgamated with or into, or transfers or conveys substantially all of its assets to, or is liquidated into, the Company or a Restricted Subsidiary of the Company, and

(ii) any Investment held by such Person; provided that such Investment was not acquired by such Person in contemplation of such acquisition, merger, consolidation or transfer;

(d) any Investment in securities or other assets not constituting cash, Cash Equivalents or Investment Grade Securities and received in connection with an Asset Sale made pursuant to the provisions of the covenant described under “Repurchase at the option of Holders—Asset Sales” or any other disposition of assets not constituting an Asset Sale;

(e) any Investment existing on the Issue Date or made pursuant to legally binding written commitments in existence on the Issue Date;

(f) loans and advances to, and guarantees of Indebtedness of, employees not in excess of $15.0 million outstanding at any one time, in the aggregate;

(g) any Investment acquired by the Company or any Restricted Subsidiary:

(1) in exchange for any other Investment or accounts receivable held by the Company or any such Restricted Subsidiary in connection with or as a result of a bankruptcy, workout, reorganization or recapitalization of the Person in which such other Investment is made or which is the obligor with respect to such accounts receivable,

(2) in satisfaction of judgments against other Persons, or

(3) as a result of a foreclosure by the Company or any Restricted Subsidiary with respect to any secured Investment or other transfer of title with respect to any secured Investment in default;

(h) Hedging Obligations permitted under clause (l) of the covenant described in “Certain covenants—Limitation on incurrence of Indebtedness and issuance of Disqualified Stock and Preferred Stock”;

(i) loans and advances to officers, directors and employees for business-related travel expenses, moving expenses and other similar expenses, in each case incurred in the ordinary course of business or consistent with past practice or to fund such Person’s purchase of Equity Interests of the Company or any direct or indirect parent company thereof under compensation plans approved by the Board of Directors of the Company (or the Compensation Committee thereof) in good faith; provided that to the extent that the net proceeds of any such purchase are made to any direct or indirect parent of the Company, such net proceeds are contributed to the Company;

(j) Investments the payment for which consists of Equity Interests of the Company, or any of its direct or indirect parent companies (exclusive of Disqualified Stock); provided that such Equity Interests will not increase the amount available for Restricted Payments under clause (c) of the first paragraph under the covenant described in “Certain covenants—Limitation on Restricted Payments”;

(k) guarantees of Indebtedness permitted under the covenant described in “Certain covenants—Limitation on incurrence of Indebtedness and issuance of Disqualified Stock and Preferred Stock,” performance guarantees in the ordinary course of business and guarantees of the Company or any Restricted Subsidiary to any employee benefit plan of the Company and its Restricted Subsidiaries and any Person acting in its capacity as trustee, agent or other fiduciary of any such plan;

(l) any transaction to the extent it constitutes an investment that is permitted and made in accordance with the provisions of the second paragraph of the covenant described under “Certain covenants—Transactions with Affiliates” (except transactions described in clauses (2), (6) and (11) of such paragraph);

(m) Investments consisting of purchases and acquisitions of inventory, supplies, material or equipment or the licensing or contribution of intellectual property pursuant to joint marketing arrangements with other Persons;

(n) Investments having an aggregate fair market value, taken together with all other Investments made pursuant to this clause (n) that are at that time outstanding (without giving effect to the sale of an Unrestricted Subsidiary to the extent the proceeds of such sale do not consist of cash or marketable securities), not to exceed the greater of (x) $500.0 million and (y) 5.0% of Total Assets at the time of such Investment (with the fair market value of each Investment being measured at the time made and without giving effect to subsequent changes in value); provided that the aggregate fair market value of Investments (with the fair market value of each Investment being measured at the time made and without giving effect to subsequent changes in value) in Unrestricted Subsidiaries under this clause (n) shall not exceed the greater of (x) $250.0 million and (y) 2.5% of Total Assets;

(o) Investments relating to a Receivables Facility or a Business Securitization Facility;

(p) Investments in, and solely to the extent contemplated by the organizational documents (as in existence on the Issue Date) of, joint ventures to which the Company or its Restricted Subsidiaries is a party on the Issue Date;

(q) Investments consisting of purchases and acquisition of assets or services in the ordinary course of business; and

(r) Investments made in the ordinary course of business in connection with obtaining, maintaining or renewing client contracts.

“Permitted Liens” means, with respect to any Person:

(1) Liens to secure Indebtedness incurred under clause (a) of the second paragraph of the covenant described under “Certain covenants—Limitation on incurrence of Indebtedness and issuance of Disqualified Stock and Preferred Stock” (and any related Obligations);

(2) pledges or deposits by such Person under workmen’s compensation laws, unemployment insurance laws or similar legislation, or good faith deposits to secure bids, tenders, contracts (other than for the payment of Indebtedness) or leases to which such Person is a party, or deposits to secure public or statutory obligations of such Person or deposits of cash or U.S. government bonds to secure surety or appeal bonds to which such Person is a party, or deposits as security for contested taxes or import duties or for the payment of rent, in each case incurred in the ordinary course of business;

(3) Liens imposed by law, such as carriers’, warehousemen’s and mechanics’ Liens and other similar Liens, in each case, for sums not yet overdue for a period of more than 30 days or being contested in good faith by appropriate proceedings or other Liens arising out of judgments or awards against such Person with respect to which such Person shall then be proceeding with an appeal or other proceedings for review, if adequate reserves with respect thereto are maintained on the books of such Person in accordance with GAAP;

(4) Liens for taxes, assessments or other governmental charges or claims not yet overdue for a period of more than 30 days or payable or subject to penalties for nonpayment or which are being contested in good faith by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of such Person in accordance with GAAP;

(5) Liens in favor of issuers of performance and surety bonds or bid bonds or with respect to other regulatory requirements or letters of credit issued pursuant to the request of and for the account of such Person in the ordinary course of its business;

(6) minor survey exceptions, minor encumbrances, easements or reservations of, or rights of others for, licenses, rights-of-way, sewers, electric lines, telegraph and telephone lines and other similar purposes, or zoning or other restrictions as to the use of real properties or Liens incidental to the conduct of the business of such Person or to the ownership of its properties, in each case, which were not incurred in connection with Indebtedness and which do not in the aggregate materially adversely affect the value of said properties or materially impair their use in the operation of the business of such Person;

(7) Liens existing on the Issue Date;

(8) Liens on property or shares of stock of a Person at the time such Person becomes a Subsidiary; provided that such Liens are not created or incurred in connection with, or in contemplation of, such other Person becoming such a Subsidiary; provided, further, that such Liens may not extend to any other property owned by the Company or any Restricted Subsidiary;

(9) Liens on property at the time the Company or a Restricted Subsidiary acquired the property, including any acquisition by means of a merger or consolidation with or into the Company or any Restricted Subsidiary; provided that such Liens are not created or incurred in connection with, or in contemplation of, such acquisition; provided, further, that the Liens may not extend to any other property owned by the Company or any Restricted Subsidiary;

(10) Liens securing Indebtedness or other obligations of a Restricted Subsidiary owing to the Company or another Restricted Subsidiary permitted to be incurred in accordance with the covenant described under “Certain covenants—Limitation on incurrence of Indebtedness and issuance of Disqualified Stock and Preferred Stock”;

(11) Liens on specific items of inventory or other goods and proceeds of any Person securing such Person’s obligations in respect of bankers’ acceptances issued or created for the account of such Person to facilitate the purchase, shipment or storage of such inventory or other goods;

(12) leases, subleases, licenses or sublicenses granted to others in the ordinary course of business which do not materially interfere with the ordinary conduct of the business of the Company or any of the Restricted Subsidiaries and do not secure any Indebtedness;

(13) Liens arising from financing statement filings under the Uniform Commercial Code or similar state laws regarding operating leases entered into by the Company and its Restricted Subsidiaries in the ordinary course of business;

(14) Liens in favor of the Company or any Guarantor;

(15) Liens on inventory or equipment of the Company or any Restricted Subsidiary granted in the ordinary course of business to the Company’s client at which such inventory or equipment is located;

(16) Liens on accounts receivable and related assets incurred in connection with a Receivables Facility;

(17) Liens to secure any refinancing, refunding, extension, renewal or replacement (or successive refinancing, refunding, extensions, renewals or replacements) as a whole, or in part, of any Indebtedness secured by any Lien referred to in the foregoing clauses (7), (8) and (9) and the following clause (18); provided that (x) such new Lien shall be limited to all or part of the same property that secured the original Lien (plus improvements on such property), and (y) the Indebtedness secured by such Lien at such time is not increased to any amount greater than the sum of (A) the outstanding principal amount or, if greater, committed amount of the Indebtedness described under clauses (7), (8), (9) and the following clause (18) at the time the original Lien became a Permitted Lien under the Indenture, and (B) an amount necessary to pay any fees and expenses, including premiums, related to such refinancing, refunding, extension, renewal or replacement;

(18) Liens securing Indebtedness permitted to be incurred pursuant to clauses (f), (s), (t) and (v)(i) of the second paragraph under “Certain covenants—Limitation on incurrence of Indebtedness and issuance of Disqualified Stock and Preferred Stock”; provided that (A) Liens securing Indebtedness permitted to be incurred pursuant to clause (s) are solely on acquired property or the assets of the acquired entity, as the case may be, and (B) Liens securing Indebtedness permitted to be incurred pursuant to clause (t) extend only to the assets of Foreign Subsidiaries;

(19) deposits in the ordinary course of business to secure liability to insurance carriers;

(20) Liens securing judgments for the payment of money not constituting an Event of Default under clause (5) under the caption “Events of Default and remedies,” so long as such Liens are adequately bonded and any appropriate legal proceedings that may have been duly initiated for the review of such judgment have not been finally terminated or the period within which such proceedings may be initiated has not expired;

(21) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods in the ordinary course of business;

(22) Liens (i) of a collection bank arising under Section 4-210 of the Uniform Commercial Code or any comparable or successor provision, on items in the course of collection, (ii) attaching to commodity trading accounts or other commodity brokerage accounts incurred in the ordinary course of business and (iii) in favor of banking institutions arising as a matter of law encumbering deposits (including the right of set-off) and which are within the general parameters customary in the banking industry;

(23) Liens that are contractual rights of set-off (i) relating to the establishment of depository relations with banks not given in connection with the issuance of Indebtedness, (ii) relating to pooled deposit or sweep accounts of the Company or any of its Restricted Subsidiaries to permit satisfaction of overdraft or similar obligations incurred in the ordinary course of business of the Company and its Restricted Subsidiaries or (iii) relating to purchase orders and other agreements entered into with customers of the Company or any of its Restricted Subsidiaries in the ordinary course of business;

(24) Liens encumbering reasonable customary initial deposits and margin deposits and similar Liens attaching to commodity trading accounts or other brokerage accounts incurred in the ordinary course of business and not for speculative purposes;

(25) Liens deemed to exist in connection with Investments in repurchase agreements permitted under “Certain covenants—Limitation on incurrence of Indebtedness and issuance of Disqualified Stock and Preferred Stock”; provided that such Liens do not extend to any assets other than those assets that are the subject of such repurchase agreements;

(26) other Liens securing obligations incurred in the ordinary course of business which obligations do not exceed the greater of (x) $100.0 million and (y) 1.0% of Total Assets at any one time outstanding;

(27) Liens securing Hedging Obligations; provided that to the extent any such Hedging Obligation is related to any Indebtedness, such related Indebtedness is, and is permitted to be under the Indenture, secured by a Lien on the same property securing such Hedging Obligation;

(28) Liens incurred to secure Obligations in respect of any Indebtedness permitted to be incurred pursuant to the covenant described under “Certain covenants—Limitation on incurrence of Indebtedness and issuance of Disqualified Stock and Preferred Stock”; provided that, at the time of incurrence and after giving pro forma effect thereto, the Consolidated Secured Debt Ratio would be no greater than 4.50:1.0; and

(29) Liens securing the Senior Notes and the Guarantees.

“Person” means any individual, corporation, limited liability company, partnership, joint venture, association, joint stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

“Preferred Stock” means any Equity Interest with preferential rights of payment of dividends or upon liquidation, dissolution, or winding up.

“Qualified Proceeds” means assets that are used or useful in, or Capital Stock of any Person engaged in, a Similar Business; provided that the fair market value of any such assets or Capital Stock shall be determined by the Company in good faith.

“Rating Agencies” means Moody’s and S&P or if Moody’s or S&P or both shall not make a rating on the Senior Notes publicly available, a nationally recognized statistical rating agency or agencies, as the case may be, selected by the Company which shall be substituted for Moody’s or S&P or both, as the case may be.

“Receivables Facility” means the receivables facility established for ARAMARK Receivables, LLC pursuant to the amended and restated Receivables Purchase Agreement dated as of the Issue Date among ARAMARK Receivables, LLC and the other parties thereto, as amended, supplemented, modified, extended, renewed, restated, refunded, replaced or refinanced from time to time, the Indebtedness of which is non-recourse (except for standard representations, warranties, covenants and indemnities made in connection with such facilities) to the Company and its Restricted Subsidiaries pursuant to which the Company or any of its Restricted Subsidiaries (other than Receivables Subsidiaries) sells its accounts receivable to either (a) a Person that is not a Restricted Subsidiary or (b) a Receivables Subsidiary that in turn sells its accounts receivable to a Person that is not a Restricted Subsidiary.

“Receivables Fees” means distributions or payments made directly or by means of discounts with respect to any participation interest issued or sold in connection with, and other fees paid to a Person that is not a Restricted Subsidiary in connection with, any Receivables Facility.

“Receivables Subsidiary” means any Subsidiary formed solely for the purpose of engaging, and that engages only, in one or more Receivables Facilities.

“Registration Rights Agreement” means the Registration Rights Agreement dated as of the Issue Date, among the Company, the Guarantors and the Initial Purchasers.

“Related Business Assets” means assets (other than cash or Cash Equivalents) used or useful in a Similar Business; provided that any assets received by the Company or a Restricted Subsidiary in exchange for assets transferred by the Company or a Restricted Subsidiary shall not be deemed to be Related Business Assets if they consist of securities of a Person, unless upon receipt of the securities of such Person, such Person would become a Restricted Subsidiary.

“Restricted Investment” means an Investment other than a Permitted Investment.

“Restricted Subsidiary” means, at any time, any direct or indirect Subsidiary of the Company (including any Foreign Subsidiary) that is not then an Unrestricted Subsidiary; provided that upon the occurrence of an Unrestricted Subsidiary ceasing to be an Unrestricted Subsidiary, such Subsidiary shall be included in the definition of “Restricted Subsidiary.”

“S&P” means Standard and Poor’s, a division of the McGraw-Hill Companies, Inc., and any successor to its rating agency business.

“Sale and Lease-Back Transaction” means any arrangement with any Person providing for the leasing by the Company or any Restricted Subsidiary of any real or tangible personal property, which property has been or is to be sold or transferred by the Company or such Restricted Subsidiary to such Person in contemplation of such leasing.

“SEC” means the Securities and Exchange Commission.

“Secured Indebtedness” means any Indebtedness secured by a Lien.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

“Senior Credit Facilities” means the credit facilities provided under the senior secured credit agreement, to be entered into as of the Issue Date, among the Company, the guarantors party thereto, the lenders party thereto in their capacity as lenders and Citibank, N.A., as Administrative Agent, including any guarantees, collateral documents, instruments and agreements executed in connection therewith, and any amendments, supplements, modifications, extensions, replacements, renewals, restatements, refundings or refinancings thereof and any indentures or credit facilities or commercial paper facilities with banks or other institutional lenders or investors that extend, replace, refund, refinance, renew or defease any part of the loans, notes, other credit facilities or commitments thereunder, including any such replacement, refunding or refinancing facility or indenture that increases the amount borrowable thereunder or alters the maturity thereof (provided that such increase in borrowings is permitted under “Certain covenants—Limitation on incurrence of Indebtedness and issuance of Disqualified Stock and Preferred Stock” above).

“Senior Indebtedness” means with respect to any Person:

(1) all Indebtedness of such Person, whether outstanding on the Issue Date or thereafter incurred; and

(2) all other Obligations of such Person (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to such Person whether or not post-filing interest is allowed in such proceeding) in respect of Indebtedness described in clause (1) above unless, in the case of clauses (1) and (2), the instrument creating or evidencing the same or pursuant to which the same is outstanding expressly provides that such Indebtedness or other Obligations are subordinate in right of payment to the Senior Notes or the Guarantee of such Person, as the case may be; provided that Senior Indebtedness shall not include:

(1) any obligation of such Person to the Company or any Subsidiary or to any joint venture in which the Company or any Restricted Subsidiary has an interest;

(2) any liability for Federal, state, local or other taxes owed or owing by such Person;

(3) any accounts payable or other liability to trade creditors in the ordinary course of business (including guarantees thereof as instruments evidencing such liabilities);

(4) any Indebtedness or other Obligation of such Person that is subordinate or junior in any respect to any other Indebtedness or other Obligation of such Person;

(5) that portion of any Indebtedness that at the time of incurrence is incurred in violation of the Indenture; or

(6) solely for the purpose of the covenant described under “Repurchase at the option of Holders—Asset Sales,” the Existing 2012 Notes.

“Significant Subsidiary” means any Restricted Subsidiary of the Company that would be a “significant subsidiary” as defined in Article 1, Rule 1-02 of Regulation S-X, promulgated pursuant to the Securities Act, as such regulation is in effect on the date hereof.

“Similar Business” means any business conducted by the Company and its Restricted Subsidiaries on the Issue Date or any business that is similar, reasonably related, incidental or ancillary thereto.

“Sponsors” means GS Capital Partners V Fund, L.P., CCMP Capital Advisors, LLC, J.P. Morgan Partners, LLC, Thomas H. Lee Partners, L.P. and Warburg Pincus LLC and their respective Affiliates.

“Standard Securitization Undertakings” means representations, warranties, covenants and indemnities entered into by the Company or any Restricted Subsidiary of the Company that the Company has determined in good faith to be customary in financings similar to a Business Securitization Facility, including without limitation, those relating to the servicing of the assets of a Business Securitization Subsidiary, it being understood that any Business Securitization Repurchase Obligation shall be deemed to be a Standard Securitization Undertaking.

“Subordinated Indebtedness” means,

(a) with respect to the Company, any Indebtedness of the Company that is by its terms subordinated in right of payment to the Senior Notes,

(b) with respect to any Guarantor, any Indebtedness of such Guarantor that is by its terms subordinated in right of payment to the Guarantee of such Guarantor, and

(c) solely with respect to the covenant described under “Certain covenants—Restricted Payments,” the Existing Senior Notes.

“Subsidiary” means, with respect to any Person,

(1) any corporation, association, or other business entity (other than a partnership, joint venture, limited liability company or similar entity) of which more than 50% of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time of determination owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of that Person or a combination thereof, and

(2) any partnership, joint venture, limited liability company or similar entity of which

(x)	more than 50% of the capital accounts, distribution rights, total equity and voting interests or general or limited partnership interests, as applicable, are owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of that Person or a combination thereof whether in the form of membership, general, special or limited partnership or otherwise, and

(y)	such Person or any Restricted Subsidiary of such Person is a controlling general partner or otherwise controls such entity.

“Total Assets” means the total amount of all assets of the Company and the Restricted Subsidiaries, determined on a consolidated basis in accordance with GAAP as shown on the most recent balance sheet of the Company.

“Transactions” means the Merger, including the payment of the merger consideration in connection therewith, the investment by the Sponsors, members of management and the Co-Investors, the issuance of the Notes and the execution of, and borrowings on the Issue Date under, the Senior Credit Facilities and the Receivables Facility, in each case as in effect on the Issue Date, the pledge and security arrangements in connection with the foregoing, the refinancing of certain Indebtedness in connection with the foregoing (including the redemption of the Existing Other Notes) and the related transactions described in this prospectus, in particular as described under the section thereof entitled “The Transactions.”

“Treasury Rate” means, as of any redemption date, the yield to maturity as of such redemption date of United States Treasury securities with a constant maturity (as compiled and published in the most recent Federal Reserve Statistical Release H.15 (519) that has become publicly available at least two Business Days prior to the redemption date (or, if such Statistical Release is no longer published, any publicly available source of similar market data)) most nearly equal to the period from the redemption date to February 1, 2009 (in the case of Floating Rate Notes) or February 1, 2011 (in the case of Fixed Rate Notes); provided, however, that if the period from the redemption date to February 1, 2009 (in the case of Floating Rate Notes) or February 1, 2011 (in the case of Fixed Rate Notes) is less than one year, the weekly average yield on actually traded United States Treasury securities adjusted to a constant maturity of one year will be used.

“Trustee” means The Bank of New York until a successor replaces it and, thereafter, means the successor.

“Unrestricted Subsidiary” means

(1) any Subsidiary of the Company that at the time of determination is an Unrestricted Subsidiary (as designated by the Company, as provided below), and

(2) any Subsidiary of an Unrestricted Subsidiary.

The Company may designate any Subsidiary of the Company (including any existing Subsidiary and any newly acquired or newly formed Subsidiary) to be an Unrestricted Subsidiary unless such Subsidiary or any of its Subsidiaries owns any Equity Interests or Indebtedness of, or owns or holds any Lien on, any property of, the Company or any Subsidiary of the Company (other than any Subsidiary of the Subsidiary to be so designated); provided that

(a) any Unrestricted Subsidiary must be an entity of which shares of the capital stock or other equity interests (including partnership interests) entitled to cast at least a majority of the votes that may be cast by all shares or equity interests having ordinary voting power for the election of directors or other governing body are owned, directly or indirectly, by the Company,

(b) such designation complies with the covenant described under “Certain covenants—Limitation on Restricted Payments,” and

(c) each of:

(1) the Subsidiary to be so designated, and

(2) its Subsidiaries

has not at the time of designation, and does not thereafter, create, incur, issue, assume, guarantee or otherwise become directly or indirectly liable with respect to any Indebtedness pursuant to which the lender has recourse to any of the assets of the Company or any Restricted Subsidiary.

The Company may designate any Unrestricted Subsidiary to be a Restricted Subsidiary; provided that, immediately after giving effect to such designation no Default shall have occurred and be continuing and either:

(1) the Company could incur at least $1.00 of additional Indebtedness pursuant to the Fixed Charge Coverage Ratio test described in the first paragraph under “Certain Covenants— Limitation on Incurrence of Indebtedness and Issuance of Disqualified Stock and Preferred Stock,” or

(2) the Fixed Charge Coverage Ratio for the Company and its Restricted Subsidiaries would be greater than such ratio for the Company and its Restricted Subsidiaries immediately prior to such designation, in each case on a pro forma basis taking into account such designation.

Any such designation by the Company shall be notified by the Company to the Trustee by promptly filing with the Trustee a copy of any applicable Board Resolution giving effect to such designation and an Officers’ Certificate certifying that such designation complied with the foregoing provisions.

“Voting Stock” of any Person as of any date means the Capital Stock of such Person that is at the time entitled to vote in the election of the Board of Directors of such Person.

“Weighted Average Life to Maturity” means, when applied to any Indebtedness, Disqualified Stock or Preferred Stock, as the case may be, at any date, the quotient obtained by dividing

(1) the sum of the products of the number of years from the date of determination to the date of each successive scheduled principal payment of such Indebtedness or redemption or similar payment with respect to such Disqualified Stock or Preferred Stock multiplied by the amount of such payment, by

(2) the sum of all such payments.

“Wholly-Owned Subsidiary” of any Person means a Subsidiary of such Person, 100% of the outstanding Capital Stock or other ownership interests of which (other than directors’ qualifying shares) shall at the time be owned by such Person or by one or more Wholly-Owned Subsidiaries of such Person.

Description of Senior Notes Due 2012

The senior notes due 2012 were issued on May 26, 2005 under our 2002 Indenture (as defined below). The 2002 Indenture permitted us to issue multiple series of senior or subordinated debt securities. No debt securities other than the senior notes due 2012 are outstanding under the 2002 Indenture. The following description of the senior notes due 2012 consists of a summary of certain terms of the senior notes due 2012 along with certain terms of the 2002 Indenture that are generally applicable to any debt securities issued thereunder. The following summary of certain terms of the senior notes due 2012 and the 2002 Indenture does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the Trust Indenture Act of 1939, as amended (the “TIA”), and to all of the provisions of the 2002 Indenture and those terms made a part of the 2002 Guaranteed Indenture by reference to the TIA as in effect on the date of the closing of the offering of the notes. Any capitalized terms that are defined in the prospectus have the same meanings in this section unless a different definition appears in this section. Within this section, the term “notes” refers to the senior notes due 2012.

General

The senior notes due 2012 are a series of debt securities under an indenture (the “2002 Indenture”) dated as of April 8, 2002 among ARAMARK Services, Inc., as issuer, ARAMARK Corporation, as guarantor, and J.P. Morgan Trust Company, N. A., as trustee (the “Trustee”). On March 30, 2007, ARAMARK Corporation (“Old ARAMARK”), the guarantor, was merged with and into ARAMARK Services, Inc., the original issuer of the senior notes due 2012, with ARAMARK Services, Inc. being the surviving corporation. In connection with the consummation of the merger, ARAMARK Services, Inc. changed its name to ARAMARK Corporation. The Trustee for the 2002 Indenture is currently The Bank of New York.

The notes are senior unsecured obligations of the Company and rank equally with all other unsecured and senior indebtedness of the Company, including with the senior fixed rate notes and the senior floating rate notes. The notes were issued in an aggregate principal amount $250,000,000 and mature at 100% of their principal amount on June 1, 2012.

The notes bear interest at the rate per annum of 5.00% from May 31, 2005. Interest is payable semiannually on June 1 and December 1 of each year, commencing December 1, 2005 to the persons in whose name the notes are registered at the close of business on May 15 and November 15, as the case may be, next preceding such interest payment date. Interest is computed on the basis of a 360-day year consisting of twelve 30-day months. Principal, interest and any premium on the notes are paid at designated places. However, at our option, payment of interest may be made by check mailed to the persons in whose names the notes are registered. All moneys paid by the Company to a paying agent for the payment of the principal on and premium, if any, or interest on any debt security of any series which remain unclaimed at the end of two years after the principal, premium, if any, or interest has become due and payable will be repaid to the Company and the holders of the notes will look only to the Company as an unsecured general creditor for payment. The notes are issued in fully registered form, without coupons, in denominations of $1,000 and integral multiples thereof.

The notes, as originally issued, were fully and unconditionally guaranteed on a senior unsecured basis by Old ARAMARK, which guarantee ranked equally with all unsecured senior indebtedness of Old ARAMARK. As discussed above, Old ARAMARK was merged with and into ARAMARK Services, Inc., the original issuer of the notes. In connection with the consummation of the merger, ARAMARK Services, Inc. changed its name to ARAMARK Corporation.

The general provisions of the 2002 Indenture do not contain any provisions that would limit the Company’s ability or the ability of its subsidiaries to incur indebtedness or that would afford holders of the notes protection in the event of a highly leveraged or similar transaction involving the Company or any of its subsidiaries.

The notes are represented by one or more permanent global notes registered in the name of The Depository Trust Company (“DTC”) or its nominee. The notes trade in DTC’s same-day funds settlement system until maturity. Purchases of notes in secondary market trading must therefore be in immediately available funds. Payment of principal of, and interest on, notes represented by one or more permanent global notes registered in the name of or held by DTC or its nominee, as the case may be, is made in immediately available funds to DTC or its nominee, as the case may be, as the registered owner and holder of such permanent global note or notes.

Form, Exchange and Transfer

The notes were issued in fully registered form, without coupons in denominations of $1,000 each or multiples thereof.

Subject to the terms of the 2002 Indenture and the limitations applicable to global securities, the notes may be transferred or exchanged at the corporate trust office of the Trustee or at any other office or agency maintained by us for that purpose, without the payment of any service charge except for any taxes or other governmental charge. The registered holder of a note will be treated as the owner of it for all purposes.

Any notes which are to be redeemed only in part shall be surrendered at the corporate trust office of the Trustee or other office or agency maintained for that purpose with due endorsement by, or a written instrument of transfer duly executed by, the holder, if so required, the Trustee or, if applicable, the security registrar and the Company shall execute, and the Trustee shall authenticate and deliver to the holder of the notes without service charge, new notes, of like tenor and form, of any authorized denomination as requested by such holder in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the notes so surrendered.

Optional Redemption

The notes are redeemable, in whole or in part, at the option of the Company, at any time at a redemption price equal to the greater of:

•	100% of the principal amount of notes then outstanding to be redeemed, or

•

as determined by a Quotation Agent, the sum of the present values of the remaining scheduled payments of principal and interest (not including the portion of any such payments of interest accrued as of the redemption date) discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate (determined on the third Business Day preceding such redemption date), plus, in each case, accrued and unpaid interest on the principal amount of the notes being redeemed to that redemption date.

Notice of any redemption will be mailed at least 30 days but not more than 60 days before the redemption date to each holder of the notes to be redeemed. If less than all of the notes are to be redeemed, the Trustee will select the notes to be redeemed by such method as the Trustee deems fair and appropriate.

Unless the Company defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the notes or portions thereof called for redemption on that redemption date.

The notes are not entitled to the benefits of any sinking fund or other mandatory redemption provisions.

“Adjusted Treasury Rate” means (i) the arithmetic mean of the yields under the heading “Week Ending” published in the Statistical Release most recently published prior to the date of determination under the caption “Treasury Constant Maturities” for the maturity (rounded to the nearest month) corresponding to the remaining life to maturity, as of the redemption date, of the principal being redeemed plus (ii) 0.20%. If no maturity set forth under such heading exactly corresponds to the maturity of such principal, yields for the two published maturities most closely corresponding to the maturity of such principal will be calculated pursuant to the immediately preceding sentence, and the Adjusted Treasury Rate will be interpolated or extrapolated from such yields on a straight-line basis, rounding in each of the relevant periods to the nearest month.

“Business Day” means any day which is not a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies in New York City are authorized or obligated by law to close.

“Quotation Agent” means the Reference Treasury Dealer appointed by the trustee after consultation with us.

“Reference Treasury Dealer” means (1) Citigroup Global Markets Inc., Goldman, Sachs & Co. and J.P. Morgan Securities Inc. and each of their respective successors; provided, however, that if the foregoing ceases to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”) the Company will substitute therefor another Primary Treasury Dealer; and (2) any other Primary Treasury Dealer selected by the trustee after consultation with us.

“Statistical Release” means the statistical release designated “H.15(519)” or any successor publication which is published weekly by the Federal Reserve System and which establishes yields on actively-traded United States government securities adjusted to constant maturities, or, if such statistical release is not published at the time of any determination under the terms of the notes, then such other reasonably comparable index which will be designated by the Company.

Certain Covenants Applicable to the Notes

Merger or Consolidation

The 2002 Indenture provides that the Company may not consolidate with or merge with or into or wind up into, whether or not the Company is the surviving corporation, or sell, assign, convey, transfer or lease our properties and assets substantially as an entirety to any Person, unless:

•

the corporation formed by the consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases the Company’s properties and assets substantially as an entirety (the “successor corporation”) is a corporation organized and existing under the laws of the United States or any State or territory thereof or the District of Columbia and expressly assumes by a supplemental indenture the due and punctual payment of the principal of, and premium, if any, and interest on all the Company’s debt securities issued under the 2002 Indenture and the performance of every covenant in the 2002 Indenture on the Company’s part to be performed or observed; and

•

immediately after giving effect to such transaction, no Event of Default under the 2002 Indenture, and no event which, after notice or lapse of time, or both, would become an Event of Default, has happened and is continuing.

The covenants relating to the notes do not contain any provisions that are intended to afford holders of the notes special protection in the event of acquisitions or other investments that result in additional levels of indebtedness.

Corporate Existence

The Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, charter and statutory rights; provided, however, that the Company will not be required to preserve any right if it determines that the preservation thereof is no longer desirable in the conduct of its business.

Limitations on Liens

The Company will not, and will not permit any Restricted Subsidiary to, issue, incur, create, assume, guarantee or suffer to exist any debt for borrowed money secured by a mortgage, security interest, pledge, lien, charge or other encumbrance (collectively, “mortgages”) upon any Principal Property of the Company or any Restricted Subsidiary or upon any shares of stock or indebtedness of any Restricted Subsidiary, whether such Principal Property, shares or indebtedness are now existing or owned or hereafter created or acquired, without effectively providing concurrently with the issuance, incurrence, creation, assumption or guarantee of any such secured debt, or the grant of a mortgage with respect to any such indebtedness, that the notes (together with, if the Company so determines, any other indebtedness of or guarantee by the Company ranking equally with any indebtedness of or guarantee by any Restricted Subsidiary, as the case may be) will be secured equally and ratably with (or, at the option of the Company, prior to) such secured debt.

The foregoing restriction, however, will not apply to:

(a) mortgages on property existing at the time of acquisition by the Company or any Subsidiary, provided that such mortgages were in existence prior to, and not incurred in contemplation of, such acquisition;

(b) mortgages on property, shares of stock or indebtedness or other assets of any corporation existing at the time such corporation becomes a Restricted Subsidiary, provided that such mortgages are not incurred in anticipation of such corporation becoming a Restricted Subsidiary;

(c) mortgages on property, shares of stock or indebtedness to secure the payment of all or any part of the purchase price thereof, or mortgages on property, shares of stock or indebtedness to secure any indebtedness for borrowed money incurred prior to, at the time of, or within 270 days after, the latest of the acquisition thereof, or, in the case of property, the completion of construction, the completion of improvements, or the commencement of substantial commercial operation of such property, for the purpose of financing all or any part of the purchase price thereof, such construction, or the making of such improvements;

(d) mortgages to secure indebtedness owing to the Company or to a Restricted Subsidiary;

(e) mortgages existing at the date of the issuance of the notes;

(f) mortgages on property of a corporation existing at the time such corporation is merged into or consolidated with the Company or a Restricted Subsidiary or at the time of a sale, lease or other disposition of the properties of a corporation as an entirety or substantially as an entirety to the Company or a Restricted Subsidiary, provided that such mortgage was not incurred in anticipation of such merger or consolidation or sale, lease or other disposition;

(g) mortgages in favor of the United States or any State, territory or possession thereof (or the District of Columbia), or any department, agency, instrumentality or political subdivision of the United States or any State, territory or possession thereof (or the District of Columbia), to secure partial, progress, advance or other payments pursuant to any contract or statute or to secure any indebtedness incurred for the purpose of financing all or any part of the purchase price or the cost of constructing or improving the property subject to such mortgages; and

(h) extensions, renewals, refinancings or replacements of any mortgage referred to in the foregoing clauses (a), (b), (c), (e), (f) and (g); provided, however, that any mortgages permitted by any of the foregoing clauses (a), (b), (c), (e), (f) and (g) will not extend to or cover any property of the Company or such Restricted Subsidiary, as the case may be, other than the property, if any, specified in such clauses and improvements.

Notwithstanding the restrictions outlined in the preceding two paragraphs, the Company or any Restricted Subsidiary will be permitted to issue, incur, create, assume, guarantee or suffer to exist, debt secured by a mortgage which would otherwise be subject to such restrictions, without equally and ratably securing the notes provided that after giving effect thereto, the sum of (i) all debt so secured by mortgages (not including mortgages permitted under clauses (a) through (h) above) and (ii) all Attributable Debt with respect to Sale and Lease—Back Transactions with respect to any Principal Property, at the time of determination, does not exceed 10% of the Consolidated Tangible Assets of the Company.

At the date of this prospectus, none of the Company’s assets was a Principal Property as defined in these covenants.

Limitations on Sale and Lease—Back Transactions

The Company will not, nor will it permit any Restricted Subsidiary to, enter into any Sale and Lease-Back Transaction with respect to any Principal Property, other than any such transaction involving a lease for a term of not more than three years or any such transaction between the Company and a Restricted Subsidiary or between Restricted Subsidiaries, unless:

(a) the Company or such Restricted Subsidiary would be entitled to incur indebtedness secured by a mortgage on the Principal Property involved in such transaction at least equal in amount to the Attributable Debt with respect to such Sale and Lease—Back Transaction, without equally and ratably securing the notes, pursuant to the limitation on liens in the covenant described above; or

(b) the Company will apply an amount equal to the greater of the net proceeds of such sale or the Attributable Debt with respect to such Sale and Lease—Back Transaction within 120 days of such sale to either (or a combination of) the retirement (other than any mandatory retirement, mandatory prepayment or sinking fund payment or by payment at maturity) of debt for borrowed money of the Company or a Restricted Subsidiary that matures more than twelve months after the creation of such indebtedness or the purchase, construction or development of other comparable property.

Events of Default

Each of the following will constitute an event of default (“Event of Default”) under the 2002 Indenture with respect to the notes:

•	default in the payment of any interest upon the notes when it becomes due and payable, and continuance of that default for a period of 30 days;

•	default in the payment of the principal of and premium, if any, on the notes at their maturity;

•

default in the performance, or breach, of any covenant or warranty in the 2002 Indenture, other than a covenant or warranty a default in whose performance or whose breach is elsewhere specifically dealt with or which expressly has been included in the 2002 Indenture solely for the benefit of debt securities of a series other than the notes, and continuance of such default or breach for a period of 60 days after there has been given by registered or certified mail, to the Company by the applicable Trustee or to the Company and the applicable Trustee by the Holders of at least 25% in principal amount of the outstanding notes of that series, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a “Notice of Default”; or

•	certain events of bankruptcy, insolvency or reorganization.

The 2002 Indenture requires the Company to file with the Trustee, annually, an officers’ certificate as to compliance with all conditions and covenants under the 2002 Indenture. The 2002 Indentures provides that the applicable Trustee may withhold notice to the holders of the notes of any default, except payment defaults on the notes, if it considers such withholding to be in the interest of the Holders of the notes.

If an Event of Default with respect to the notes occurs and is continuing, then the Trustee or the Holders of not less than 25% in principal amount of the outstanding notes may declare the principal amount, to be due and payable immediately, by a notice in writing to the Company, and to the applicable Trustee if given by holders, and upon any such declaration that principal amount plus accrued and unpaid interest, and premium, if any, will become immediately due and payable. Upon payment of that amount in the currency in which the notes are denominated, all of our obligations in respect of the payment of principal of the notes will terminate.

If an Event of Default results from bankruptcy, insolvency or reorganization, the principal amount of all the notes will automatically become immediately due and payable.

Subject to the provisions of the 2002 Indenture relating to the duties of the Trustee, in case an Event of Default with respect to the notes occurs and is continuing, the Trustee will be under no obligation to exercise any of its rights or powers under the 2002 Indenture at the request, order or direction of any of the holders of the notes, unless the holders have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in complying with such request or direction. Subject to the provisions for the indemnification of the Trustee, the holders of a majority in principal amount of the outstanding notes will have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee under the 2002 Indenture, or exercising any trust or power conferred on the Trustee with respect to the notes.

At any time after a declaration of acceleration with respect to the notes has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as provided in the 2002 Indenture, the holders of a majority in principal amount of the notes, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences.

Modification or Waiver

Without prior notice to or consent of any holders, the Company and the Trustee, at any time and from time to time, may modify the 2002 Indenture for any of the following purposes:

•

to evidence the succession of another corporation to the rights of the Company and the assumption by that successor of the covenants and obligations under the 2002 Indenture and under the notes in accordance with the terms of the 2002 Indenture;

•	to add to the covenants for the benefit of the holders of the notes, or to surrender any rights or powers of the issuer under the 2002 Indenture;

•	to add any additional Events of Default;

•

to change or eliminate any of the provisions of the 2002 Indenture, provided that any such change or elimination will become effective only when there is no outstanding debt security issued thereunder of any series created prior to such modification which is entitled to the benefit of such provision and as to which such modification would apply;

•	to secure the notes;

•

to supplement any of the provisions of the 2002 Indenture to the extent necessary to permit or facilitate the defeasance and discharge of the notes, provided that any such action will not adversely affect the interests of the holders of the notes in any material respect;

•	to establish the form or terms of debt securities or guarantees as permitted by the 2002 Indenture;

•

to evidence and provide for the acceptance of appointment thereunder by a successor Trustee with respect to the notes and to add to or change any of the provisions of the 2002 Indenture as is necessary to provide for or facilitate the administration of the trusts thereunder by more than one Trustee; or

•

to cure any ambiguity, to correct or supplement any provision in the 2002 Indenture which may be defective or inconsistent with any other provision therein, to eliminate any conflict between the terms of the 2002 Indenture and the notes and the Trust Indenture Act (the “TIA”) or to make any other provisions with respect to matters or questions arising under the 2002 Indenture which will not be inconsistent with any provision of the 2002 Indenture; provided those other provisions do not adversely affect the interests of the holders of the notes in any material respect.

With the written consent of the holders of not less than a majority in principal amount of the notes, the Company, and the Trustee may modify the 2002 Indenture for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the 2002 Indenture or of modifying in any manner the rights of the holders of the notes under the 2002 Indenture; provided, however, that such modifications may not, without the consent of the holder of each note modify the principal or interest terms, change the currency or currencies in which monies are payable on the notes, modify the sinking fund or analogous provisions for the notes, impair the right to bring suit for the enforcement of payments after the maturity or redemption of the notes, reduce the percentage in principal amount of the notes whose holders must consent to modifications or waivers or conflict with the required provisions of the TIA.

The 2002 Indenture provides that the holders of not less than a majority in aggregate principal amount of the then outstanding notes, by notice to the Trustee, may on behalf of the holders of the notes waive any default or Event of Default and its consequences under the 2002 Indenture, except:

•	a default in the payment of the principal of, premium, if any, or the interest on or in the payment of any sinking fund installment or analogous obligation with respect to the notes; or

•	a default in respect of a covenant or provision of the applicable 2002 Indenture which cannot be modified or amended without the consent of the Holder of each note.

Discharge, Legal Defeasance and Covenant Defeasance

The 2002 Indenture obligations with respect to the notes may be discharged when either:

•	all the notes, with the exceptions provided for in the 2002 Indenture, have been delivered to the Trustee for cancellation; or

•

all the notes not theretofore delivered to the Trustee for cancellation have become due and payable or will become due and payable at their stated maturity within one year, or are to be called for redemption within one year and the Company, has paid or caused to be paid, all sums payable under the 2002 Indenture and complied with certain other conditions.

If provision is made for the defeasance of the notes, and if the notes of that series are registered securities and denominated and payable only in U.S. dollars, then the provisions of the 2002 Indentures relating to defeasance will be applicable.

At the Company’s option, either (1) the Company, will be deemed to have been discharged from its obligations with respect to the notes, i.e. the “legal defeasance option,” or (2) the Company will cease to be under any obligation to comply with certain provisions of the 2002 Indenture with respect to certain covenants, i.e. the “covenant defeasance option.”

Governing Law

The 2002 Indenture and the notes will be governed by, and construed in accordance with, the law of the State of New York.

Defined Terms

“Attributable Debt” when used in connection with a Sale and Lease—Back Transaction involving a Principal Property means, at the time of determination, the lesser of: (a) the fair value of such property (as determined in good faith by the Board of Directors of the Company); or (b) the present value of the total net amount of rent required to be paid under such lease during the remaining term thereof (including any renewal term or period for which such lease has been extended), discounted at the rate of interest set forth or implicit in the terms of such lease or, if not practicable to determine such rate, the interest rate per annum borne by the notes compounded semi-annually. For purposes of the foregoing definition, rent will not include amounts required to be paid by the lessee, whether or not designated as rent or additional rent, on account of or contingent upon maintenance and repairs, insurance, taxes, assessments, water rates and similar charges. In the case of any lease which is terminable by the lessee upon the payment of a penalty, such net amount will be the lesser of the net amount determined assuming termination upon the first date such lease may be terminated (in which case the net amount shall also include the amount of the penalty, but no rent will be considered as required to be paid under such lease subsequent to the first date upon which it may be so terminated) or the net amount determined assuming no such termination.

“Capital Stock” of any Person means any and all shares, interests, participations or other equivalents, however designated, of corporate stock of such Person.

“Consolidated Tangible Assets” of the Company and its Subsidiaries means total assets of the Company and its Subsidiaries less goodwill, all determined in accordance with generally accepted accounting principles.

“Person” means any individual, corporation, partnership, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.

“Principal Property” means the land, land improvements, buildings and fixtures (to the extent they constitute real property interests) (including any leasehold interest therein) constituting the principal corporate office or any distribution, operation or maintenance facility (whether now owned or hereafter acquired) which: (a) is owned by the Company or any Subsidiary; (b) has not been determined in good faith by the Board of Directors of the Company not to be materially important to the total business conducted by the Company and its Subsidiaries taken as a whole; and (c) has a market value on the date as of which the determination is being made in excess of 5.0% of Consolidated Tangible Assets of the Company as most recently determined on or prior to such date.

“Restricted Subsidiary” will mean any Subsidiary that owns any Principal Property or any shares or debt of another Restricted Subsidiary.

“Sale and Lease—Back Transaction” will mean any arrangement with any Person providing for the leasing by the Company or any Restricted Subsidiary of any Principal Property, which property has been or is to be sold or transferred by the Company or such Restricted Subsidiary to such Person.

“Subsidiary” means, with respect to any Person, (i) any corporation, association, or other business entity (other than a partnership) of which more than 50% of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time of determination owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of that Person or a combination thereof and (ii) any partnership of which more than 50% of the partnership’s capital accounts, distribution rights or general or limited partnership interests are owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of that Person or a combination thereof.

Book-entry Settlement and Clearance

The global notes

The notes are represented by global notes in definitive, fully registered form, without interest coupons (collectively, the “global notes”).

The global notes have been deposited with the Trustee as custodian for The Depository Trust Company (“DTC”) and registered in the name of Cede & Co., as nominee of DTC.

Ownership of beneficial interests in each global note is limited to persons who have accounts with DTC (“DTC participants”) or persons who hold interests through DTC participants. We expect that under procedures established by DTC:

•	upon deposit of each global note with DTC’s custodian, DTC will credit portions of the principal amount of the global note to the accounts of the DTC participants; and

•

ownership of beneficial interests in each global note will be shown on, and transfer of ownership of those interests will be effected only through, records maintained by DTC (with respect to interests of DTC participants) and the records of DTC participants (with respect to other owners of beneficial interests in the global note).

Beneficial interests in the global notes may not be exchanged for notes in physical, certificated form except in the limited circumstances described below.

Book-entry procedures for the global notes

All interests in the global notes will be subject to the operations and procedures of DTC, Euroclear and Clearstream. We provide the following summaries of those operations and procedures solely for the convenience of investors. The operations and procedures of each settlement system are controlled by that settlement system and may be changed at any time. Neither we nor the initial purchasers are responsible for those operations or procedures.

DTC has advised us that it is:

•	a limited purpose trust company organized under the laws of the State of New York;

•	a “banking organization” within the meaning of the New York State Banking Law;

•	a member of the Federal Reserve System;

•	a “clearing corporation” within the meaning of the Uniform Commercial Code; and

•	a “clearing agency” registered under Section 17A of the Securities Exchange Act of 1934.

DTC was created to hold securities for its participants and to facilitate the clearance and settlement of securities transactions between its participants through electronic book-entry changes to the accounts of its participants. DTC’s participants include securities brokers and dealers, including the initial purchasers; banks and trust companies; clearing corporations and other organizations. Indirect access to DTC’s system is also available to others such as banks, brokers, dealers and trust companies; these indirect participants clear through or maintain a custodial relationship with a DTC participant, either directly or indirectly. Investors who are not DTC participants may beneficially own securities held by or on behalf of DTC only through DTC participants or indirect participants in DTC.

So long as DTC’s nominee is the registered owner of a global note, that nominee will be considered the sole owner or holder of the notes represented by that global note for all purposes under the indenture. Except as provided below, owners of beneficial interests in a global note:

•	will not be entitled to have notes represented by the global note registered in their names;

•	will not receive or be entitled to receive physical, certificated notes; and

•

will not be considered the owners or holders of the notes under the indenture for any purpose, including with respect to the giving of any direction, instruction or approval to the Trustee under the indenture.

As a result, each investor who owns a beneficial interest in a global note must rely on the procedures of DTC to exercise any rights of a holder of notes under the indenture (and, if the investor is not a participant or an indirect participant in DTC, on the procedures of the DTC participant through which the investor owns its interest).

Payments of principal, premium (if any) and interest with respect to the notes represented by a global note will be made by the Trustee to DTC’s nominee as the registered holder of the global note. Neither we nor the Trustee will have any responsibility or liability for the payment of amounts to owners of beneficial interests in a global note, for any aspect of the records relating to or payments made on account of those interests by DTC, or for maintaining, supervising or reviewing any records of DTC relating to those interests.

Payments by participants and indirect participants in DTC to the owners of beneficial interests in a global note will be governed by standing instructions and customary industry practice and will be the responsibility of those participants or indirect participants and DTC.

Transfers between participants in DTC will be effected under DTC’s procedures and will be settled in same-day funds. Transfers between participants in Euroclear or Clearstream will be effected in the ordinary way under the rules and operating procedures of those systems.

Cross-market transfers between DTC participants, on the one hand, and Euroclear or Clearstream participants, on the other hand, will be effected within DTC through the DTC participants that are acting as depositaries for Euroclear and Clearstream. To deliver or receive an interest in a global note held in a Euroclear or Clearstream account, an investor must send transfer instructions to Euroclear or Clearstream, as the case may be, under the rules and procedures of that system and within the established deadlines of that system. If the transaction meets its settlement requirements, Euroclear or Clearstream, as the case may be, will send instructions to its DTC depositary to take action to effect final settlement by delivering or receiving interests in the relevant global notes in DTC, and making or receiving payment under normal procedures for same-day funds settlement applicable to DTC. Euroclear and Clearstream participants may not deliver instructions directly to the DTC depositaries that are acting for Euroclear or Clearstream.

Because of time zone differences, the securities account of a Euroclear or Clearstream participant that purchases an interest in a global note from a DTC participant will be credited on the business day for Euroclear or Clearstream immediately following the DTC settlement date. Cash received in Euroclear or Clearstream from the sale of an interest in a global note to a DTC participant will be received with value on the DTC settlement date but will be available in the relevant Euroclear or Clearstream cash account as of the business day for Euroclear or Clearstream following the DTC settlement date.

DTC, Euroclear and Clearstream have agreed to the above procedures to facilitate transfers of interests in the global notes among participants in those settlement systems. However, the settlement systems are not obligated to perform these procedures and may discontinue or change these procedures at any time. Neither we nor the Trustee will have any responsibility for the performance by DTC, Euroclear or Clearstream or their participants or indirect participants of their obligations under the rules and procedures governing their operations.

Certificated notes

Notes in physical, certificated form will be issued and delivered to each person that DTC identifies as a beneficial owner of the related notes only if:

•	DTC notifies us at any time that it is unwilling or unable to continue as depositary for the global notes and a successor depositary is not appointed within 90 days;

•	DTC ceases to be registered as a clearing agency under the Securities Exchange Act of 1934 and a successor depositary is not appointed within 90 days;

•	we, at our option, notify the Trustee that we elect to cause the issuance of certificated notes; or

•	certain other events provided in the indenture should occur.

Certain United States Federal Income Tax Consequences

The following is a summary of certain United States federal income and, in the case of Non-United States Holders (as defined below), estate tax consequences of the purchase, ownership and disposition of the notes as of the date of this prospectus. Unless otherwise stated, this summary deals only with notes held as capital assets (generally, property held for investment).

As used herein, a “United States Holder” means a beneficial owner of the notes that is for United States federal income tax purposes any of the following:

•	an individual citizen or resident of the United States;

•

a corporation (or any other entity treated as a corporation for United States federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•	an estate the income of which is subject to United States federal income taxation regardless of its source; or

•

a trust if it (1) is subject to the primary supervision of a court within the United States and one or more United States persons have the authority to control all substantial decisions of the trust or (2) has a valid election in effect under applicable United States Treasury regulations to be treated as a United States person.

The term “Non-United States Holder” means a beneficial owner of the notes (other than a partnership or any other entity treated as a partnership for United States federal income tax purposes) that is not a United States Holder.

This summary does not represent a detailed description of the United States federal income tax consequences applicable to you if you are subject to special treatment under the United States federal income tax laws, including if you are:

•	a dealer in securities or currencies;

•	a financial institution;

•	a regulated investment company;

•	a real estate investment trust;

•	a tax-exempt organization;

•	an insurance company;

•	a person holding the notes as part of a hedging, integrated, conversion or constructive sale transaction or a straddle;

•	a trader in securities that has elected the mark-to-market method of accounting for your securities;

•	a person liable for alternative minimum tax;

•	a partnership or other pass-through entity for United States federal income tax purposes;

•	a United States Holder whose “functional currency” is not the U.S. dollar;

•	a “controlled foreign corporation”;

•	a “passive foreign investment company”; or

•	a United States expatriate

This summary is based upon provisions of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations, rulings and judicial decisions as of the date hereof. Those authorities may be changed, perhaps retroactively, so as to result in United States federal income and estate tax consequences different from those summarized below.

If a partnership (including any entity classified as a partnership for United States federal income tax purposes) holds notes, the tax treatment of a partner will generally depend upon the status of the partner and the activities of the partnership. If you are a partnership or a partner in a partnership holding notes, you should consult your own tax advisors regarding the tax consequences of an investment in the notes.

This summary does not represent a detailed description of the United States federal income and estate tax consequences that may be applicable to you in light of your particular circumstances and does not address the effects of any state, local or non-United States tax laws. It is not intended to be, and should not be construed to be, legal or tax advice to any particular purchaser of notes. You should consult your own tax advisors concerning the particular United States federal income and estate tax consequences to you of the ownership of the notes, as well as the consequences to you arising under the laws of any other taxing jurisdiction.

Consequences to United States Holders

The following is a summary of certain United States federal income tax consequences that will apply to you if you are a United States Holder of notes.

Payments of Interest

Interest on a note will generally be taxable to you as ordinary income at the time it is paid or accrued in accordance with your method of accounting for United States federal income tax purposes.

Market Discount

If you purchase a note for an amount that is less than its principal amount, the amount of the difference will be treated as “market discount” for United States federal income tax purposes, unless that difference is less than a specified de minimis amount. Under the market discount rules, you will be required to treat any principal payment on, or any gain on the sale, exchange, retirement or other disposition of, a note as ordinary income to the extent of the market discount that you have not previously included in income and are treated as having accrued on the note at the time of the payment or disposition.

In addition, you may be required to defer, until the maturity of the note or its earlier disposition in a taxable transaction, the deduction of all or a portion of the interest expense on any indebtedness attributable to the note. You may elect, on a note-by-note basis, to deduct the deferred interest expense in a tax year prior to the year of disposition. You should consult your own tax advisors before making this election.

Any market discount will be considered to accrue ratably during the period from the date of acquisition to the maturity date of the note, unless you elect to accrue on a constant interest method. You may elect to include market discount in income currently as it accrues, on either a ratable or constant interest method, in which case the rule described above regarding deferral of interest deductions will not apply.

Amortizable Bond Premium

If you purchase a note for an amount in excess of its principal amount, you will be considered to have purchased the note at a “premium”. You generally may elect to amortize the premium over the remaining term of the note on a constant yield method as an offset to interest when includible in income under your regular accounting method. If you do not elect to amortize bond premium, that premium will decrease the gain or increase the loss you would otherwise recognize on disposition of the note.

Sale, Exchange and Retirement of Notes

Your tax basis in a note will, in general, be your cost for that note, increased by market discount that you previously included in income, and reduced by any amortized premium and any cash payments on the note other than stated interest. Upon the sale, exchange, retirement or other disposition of a note, you will recognize gain or loss equal to the difference between the amount you realize upon the sale, exchange, retirement or other disposition (less an amount equal to any accrued interest, which will be taxable as interest income to the extent not previously included in income) and the tax basis of the note. Except as described above with respect to market discount, that gain or loss will be capital gain or loss. Capital gains of individuals derived in respect of capital assets held for more than one year are eligible for reduced rates of taxation. The deductibility of capital losses is subject to limitations.

Consequences to Non-United States Holders

The following is a summary of certain United States federal income and estate tax consequences that will apply to you if you are a Non-United States Holder of notes.

United States Federal Withholding Tax

The 30% United States federal withholding tax will not apply to any payment of interest on the notes under the “portfolio interest rule,” provided that:

•	interest paid on the notes is not effectively connected with your conduct of a trade or business in the United States;

•

you do not actually (or constructively) own 10% or more of the total combined voting power of all classes of our voting stock within the meaning of the Code and applicable United States Treasury regulations;

•	you are not a controlled foreign corporation that is related, directly or indirectly, to us through stock ownership;

•	you are not a bank whose receipt of interest on the notes is described in Section 881(c)(3)(A) of the Code; and

•

either (a) you provide your name and address on an Internal Revenue Service (“IRS”) Form W-8BEN (or other applicable form), and certify, under penalties of perjury, that you are not a United States person as defined under the Code or (b) you hold your notes through certain foreign intermediaries and satisfy the certification requirements of applicable United States Treasury regulations.

Special certification rules apply to Non-United States Holders that are pass-through entities rather than corporations or individuals.

If you cannot satisfy the requirements described above, payments of interest made to you will be subject to the 30% United States federal withholding tax, unless you provide us with a properly executed:

•	IRS Form W-8BEN (or other applicable form) claiming an exemption from or reduction in withholding under the benefit of an applicable income tax treaty; or

•

IRS Form W-8ECI (or other applicable form) stating that interest paid on the notes is not subject to withholding tax because it is effectively connected with your conduct of a trade or business in the United States (as discussed below under “United States Federal Income Tax”).

The 30% United States federal withholding tax generally will not apply to any payment of principal or gain that you realize on the sale, exchange, retirement or other disposition of a note.

United States Federal Income Tax

If you are engaged in a trade or business in the United States and interest on the notes is effectively connected with the conduct of that trade or business (and, if required by an applicable income tax treaty, is attributable to a United States permanent establishment), then you will be subject to United States federal income tax on that interest on a net income basis (although you will be exempt from the 30% United States federal withholding tax, provided you furnish us with a properly executed IRS Form W-8ECI as discussed above under “United States Federal Withholding Tax”) in the same manner as if you were a United States person as defined under the Code. In addition, if you are a foreign corporation, you may be subject to a branch profits tax equal to 30% (or lower applicable income tax treaty rate) of such interest, subject to adjustments.

Any gain realized on the disposition of a note generally will not be subject to United States federal income tax unless:

•

the gain is effectively connected with your conduct of a trade or business in the United States (and, if required by an applicable income tax treaty, is attributable to a United States permanent establishment); or

•	you are an individual who is present in the United States for 183 days or more in the taxable year of that disposition, and certain other conditions are met.

United States Federal Estate Tax

Your estate will not be subject to United States federal estate tax on notes beneficially owned by you at the time of your death, provided that any interest payment to you on the notes would be eligible for exemption from the 30% United States federal withholding tax under the “portfolio interest rule” described above under “United States Federal Withholding Tax,” without regard to the statement requirement described in the fifth bullet point of that section.

Information Reporting and Backup Withholding

United States Holders

In general, information reporting requirements will apply to certain payments of principal, interest and premium paid on notes and to the proceeds of sale of a note paid to you (unless you are an exempt recipient such as a corporation). A backup withholding tax may apply to such payments if you fail to provide a taxpayer identification number or a certification of exempt status, or if you fail to report in full dividend and interest income.

Any amounts withheld under the backup withholding rules will be allowed as a refund or a credit against your United States federal income tax liability provided the required information is furnished to the IRS.

Non-United States Holders

Generally, we must report to the IRS and to you the amount of interest on the notes paid to you and the amount of tax, if any, withheld with respect to those payments. Copies of the information returns reporting such interest payments and any withholding may also be made available to the tax authorities in the country in which you reside under the provisions of an applicable income tax treaty.

In general, you will not be subject to backup withholding with respect to payments on the notes that we make to you provided that we do not have actual knowledge or reason to know that you are a United States person as defined under the Code, and we have received from you the statement described above in the fifth bullet point under “Consequences to Non-United States Holders—United States Federal Withholding Tax.”

In addition, no information reporting or backup withholding will be required regarding the proceeds of the sale of a note made within the United States or conducted through certain United States-related financial intermediaries, if the payer receives the statement described above and does not have actual knowledge or reason to know that you are a United States person as defined under the Code, or you otherwise establish an exemption.

Any amounts withheld under the backup withholding rules will be allowed as a refund or a credit against your United States federal income tax liability provided the required information is furnished to the IRS.

Certain ERISA Considerations

The notes may be purchased and held by an employee benefit plan subject to Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), an individual retirement account or other plan subject to Section 4975 of the Code, or an entity whose underlying assets are considered to include “plan assets” of any such plan, account or arrangement. A fiduciary of an employee benefit plan subject to ERISA must, however, determine that the purchase and holding of a note is consistent with its fiduciary duties under ERISA. The fiduciary of an ERISA plan, as well as any other prospective investor subject to Section 4975 of the Code or any similar law, must also determine that the purchase and holding of notes does not result in a non-exempt prohibited transaction as defined in Section 406 of ERISA or Section 4975 of the Code or any similar violation under any applicable similar law. Each purchaser and transferee of a note who is subject to Title I of ERISA and/or Section 4975 of the Code or any similar law, or who is using the assets of any plan, account or arrangement subject to Title I of ERISA or Section 4975 of the Code or any similar law to purchase or hold the notes or any interest therein, (each, a “Plan Investor”) will be deemed to have represented to us, by its acquisition and holding of the note, that its acquisition and holding of the notes does not constitute or give rise to a non-exempt prohibited transaction under Section 406 of ERISA, Section 4975 of the Code or any similar violation under any applicable similar law. The sale of any notes to any Plan Investor is in no respect a representation by us or any of our affiliates or representatives that such an investment meets all relevant legal requirements with respect to investments by Plan Investors generally or any particular Plan Investor, or that such an investment is appropriate for Plan Investors generally or any particular Plan Investor (including, without limitation, as to whether such sale is or is not a non-exempt prohibited transaction).

Plan of Distribution

This prospectus is to be used by Goldman, Sachs & Co. and other affiliates of Goldman, Sachs & Co. and J.P. Morgan Securities LLC and other affiliates of J.P. Morgan Securities LLC in connection with offers and sales of the notes in market-making transactions effected from time to time.

Goldman, Sachs & Co. or J.P. Morgan Securities LLC may act as principal or agent in such transactions, including as agent for the counterparty when acting as principal or as agent for both counterparties, and may receive compensation in the form of discounts and commissions, including from both counterparties, when it acts as agents for both. Such sales will be made at prevailing market prices at the time of sale, at price related thereto or at negotiated prices. We will not receive any of the proceeds from such sales.

As of November 26, 2010, entities affiliated with J.P. Morgan Securities LLC held approximately 10% of our common stock and entities affiliated with Goldman, Sachs & Co. held approximately 21% of our common stock. Pursuant to our shareholders agreement, such entities have a right to designate a specified number of individuals to serve on the Board of Directors of ARAMARK Holdings Corporation. J.P. Morgan Securities LLC and Goldman, Sachs & Co. and their respective affiliates may in the future engage in commercial and/or investment banking transactions with ARAMARK and its affiliates. J.P. Morgan Securities LLC and Goldman, Sachs & Co. acted as initial purchasers in connection with the original sale of the notes on January 26, 2007 and received a customary underwriting discount in connection with that transaction. Each of J.P. Morgan Securities LLC and Goldman, Sachs & Co. and their respective affiliates currently own, and may from time to time trade, the notes for its own account in connection with its principal activities. Such sales may be made pursuant to this prospectus or otherwise pursuant to an applicable exemption from registration. Additionally, in the future J.P. Morgan Securities LLC and Goldman, Sachs & Co. and their respective affiliates may, from time to time, own notes as a result of their market-making activities.

We have been advised by Goldman, Sachs & Co. and J.P. Morgan Securities LLC that subject to applicable laws and regulations they currently intend to make a market in the notes. However, Goldman, Sachs & Co. and J.P. Morgan Securities LLC are not obligated to do so, and any such market-making may be interrupted or discontinued at any time without notice. In addition, such market-making activity will be subject to the limits imposed by the Securities Act and the Exchange Act. We cannot assure you that an active trading market will be sustained. See “Risk Factors—Risks related to the notes—Your ability to transfer the notes may be limited by the absence of an active trading market, and there is no assurance that any active trading market will develop for the notes.”

Pursuant to registration rights agreements entered into between us and Goldman, Sachs & Co. and J.P. Morgan Securities LLC, we have agreed to indemnify Goldman, Sachs & Co. and J.P. Morgan Securities LLC against certain liabilities, including liabilities under the Securities Act.

Legal Matters

The validity of the notes and related guarantees offered hereby have been passed upon by Simpson Thacher & Bartlett LLP, New York, New York.

Experts

The consolidated financial statements and schedule of ARAMARK Corporation as of October 1, 2010 and October 2, 2009, and the related consolidated statements of operations, cash flows and shareholder’s equity for the fiscal years ended October 1, 2010, October 2, 2009 and October 3, 2008, have been incorporated herein by reference in this prospectus and registration statement in reliance upon the report of KPMG LLP, independent registered public accounting firm, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

The financial statements of AIM SERVICES Co., Ltd. and subsidiaries as of March 31, 2010 and 2009, and for each of the three years in the period ended March 31, 2010, incorporated in this Prospectus by reference from the Annual Report on Form 10-K of ARAMARK Corporation and subsidiaries for the year ended October 1, 2010 have been audited by Deloitte Touche Tohmatsu LLC, independent auditors, as stated in their report, which is incorporated herein by reference (which report expresses an unqualified opinion on the financial statements and includes explanatory paragraphs relating to (1) that accounting principles generally accepted in Japan vary in certain significant respects from accounting principles generally accepted in the United States of America as discussed in Note 15 and (2) that the audits also comprehended the translation of Japanese yen amounts into U.S. dollar amounts and such translation has been made in conformity with the basis stated in Note 1). Such financial statements have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

Available Information

We have filed with the SEC a registration statement on Form S-1 under the Securities Act with respect to the notes being offered hereby. This prospectus, which forms a part of the registration statement, does not contain all of the information set forth in the registration statement. For further information with respect to us and the notes, reference is made to the registration statement. Statements contained in this prospectus as to the contents of any contract or other document are not necessarily complete, and, where such contract or other document is an exhibit to the registration statement, each such statement is qualified by the provisions in such exhibit to which reference is hereby made. We file reports and other information with the SEC. The registration statement, historical information about ARAMARK Corporation and other information can be inspected and copied at the Public Reference Room of the SEC located at Room 1580, 100 F Street, N.E., Washington D.C. 20549. Copies of such materials, including copies of any portion of the registration statement, can be obtained from the Public Reference Room of the SEC at prescribed rates. You can call the SEC at 1-800-SEC-0330 to obtain information on the operation of the Public Reference Room. Such materials may also be accessed electronically by means of the SEC’s home page on the Internet (http://www.sec.gov).

The SEC allows us to incorporate certain information into this prospectus by reference to other documents that we file with them. This means that we can disclose information to you for purposes of this prospectus by referring you to other documents on file with the SEC. We incorporate into this document by reference our Annual Report on Form 10-K for the fiscal year ended October 1, 2010 that we filed with the SEC on December 16, 2010. The information incorporated by reference is an important part of this prospectus.

ARAMARK CORPORATION

8  1/2% Senior Notes due 2015

Senior Floating Rate Notes due 2015

5% Senior Notes due 2012

PROSPECTUS

                         ,

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 13.	Other Expenses of Issuance and Distribution.

The registration rights agreement relating to the securities of the Registrants being registered hereby provides that ARAMARK Corporation will bear all expenses in connection with the performance of its obligations relating to the market-making activities of Goldman, Sachs & Co. and J.P. Morgan Securities Inc. and their respective affiliates. These expenses include printer expenses and legal and accounting fees in an approximate aggregate amount of $160,000.

Item 14.	Indemnification of Directors and Officers.

(a) ARAMARK Corporation, Addison Concessions, Inc, ARAMARK Cleanroom Services (Puerto Rico) Inc., ARAMARK Executive Management Services USA, Inc., ARAMARK Food and Support Services Group, Inc., ARAMARK Healthcare Support Services of the Virgin Islands, Inc., ARAMARK Japan, Inc., ARAMARK Marketing Services Group, Inc., ARAMARK Organizational Services, Inc., ARAMARK RBI, Inc., ARAMARK SCM, Inc., ARAMARK Senior Notes Company, ARAMARK Services of Puerto Rico, Inc., ARAMARK SM Management Services, Inc., ARAMARK Uniform & Career Apparel Group, Inc., ARAMARK Uniform Manufacturing Company, ARAMARK Venue Services, Inc. and Delsac VIII, Inc. are incorporated under the laws of Delaware.

Section 145 of the Delaware General Corporation Law (the “DGCL”) grants each corporation organized thereunder the power to indemnify any person who is or was a director, officer, employee or agent of a corporation or enterprise against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, other than an action by or in the right of the corporation, by reason of being or having been in any such capacity, if he acted in good faith in a manner reasonably believed to be in, or not opposed to, the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

Section 102(b)(7) of the DGCL enables a corporation in its certificate of incorporation or an amendment thereto to eliminate or limit the personal liability of a director to the corporation or its stockholders of monetary damages for violations of the directors’ fiduciary duty of care, except (i) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the DGCL (providing for liability of directors for unlawful payment of dividends or unlawful stock purchases or redemptions) or (iv) for any transaction from which a director derived an improper personal benefit.

The amended and restated certificate of incorporation of ARAMARK Corporation provides that we must indemnify our directors and officers to the fullest extent authorized by the Delaware General Corporation Law as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment). We will also pay expenses incurred in defending any such proceeding in advance of its final disposition upon delivery to us of an undertaking, by or on behalf of an indemnified person, to repay all amounts so advanced if it should be determined ultimately that such person is not entitled to be indemnified under this section or otherwise.

The indemnification rights set forth above shall not be exclusive of any other right which an indemnified person may have or hereafter acquire under any statute, provision of our Certificate of Incorporation, our By-Laws, agreement, vote of stockholders or directors or otherwise.

We maintain insurance to protect ourselves and our directors, officers and representatives against any such expense, liability or loss, whether or not we would have the power to indemnify him against such expense, liability or loss under the Delaware General Corporation Law.

(b) ARAMARK Asia Management, LLC, ARAMARK Campus, LLC, ARAMARK Cleanroom Services, LLC, ARAMARK Clinical Technology Services, LLC, ARAMARK Confection LLC, ARAMARK Correctional Services, LLC, ARAMARK Educational Group, LLC, ARAMARK Educational Services, LLC, ARAMARK Engineering Associates, LLC, ARAMARK Entertainment, LLC, ARAMARK Facilities Management, LLC, ARAMARK Facility Services, LLC, ARAMARK FHC Business Services, LLC, ARAMARK FHC Campus Services, LLC, ARAMARK FHC Correctional Services, LLC, ARAMARK FHC Healthcare Support Services, LLC, ARAMARK FHC Refreshment Services, LLC, ARAMARK FHC School Support Services, LLC, ARAMARK FHC Services, LLC, ARAMARK FHC Sports and Entertainment Services, LLC, ARAMARK FHC, LLC, ARAMARK Food Service LLC, ARAMARK FSM, LLC, ARAMARK Healthcare Support Services, LLC, ARAMARK/HMS, LLC, ARAMARK India Holdings LLC, ARAMARK Industrial Services, LLC, ARAMARK RAV, LLC, ARAMARK Refreshment Services, LLC, ARAMARK Schools, LLC, ARAMARK Senior Living Services, LLC, ARAMARK SMMS LLC, ARAMARK SMMS Real Estate LLC, ARAMARK Sports and Entertainment Group, LLC, ARAMARK Sports and Entertainment Services, LLC, ARAMARK Sports, LLC, ARAMARK Sports Facilities, LLC, ARAMARK Summer Games 1996, LLC, ARAMARK U.S. Offshore Services, LLC, ARAMARK Uniform & Career Apparel, LLC, ARAMARK Uniform Services (Matchpoint) LLC, ARAMARK Uniform Services (Midwest) LLC, ARAMARK Uniform Services (Texas) LLC, ARAMARK Uniform Services (Pittsburgh) LLC, ARAMARK Uniform Services (Rochester) LLC, ARAMARK Uniform Services (Santa Ana) LLC, ARAMARK Uniform Services (Syracuse) LLC, ARAMARK Uniform Services (West Adams) LLC, Fine Host Holdings, LLC, Galls, an ARAMARK Company, LLC, Harrison Conference Associates, LLC, Harry M. Stevens, LLC, Landy Textile Rental Services LLC, SeamlessWeb Professional Solutions, LLC, and The Menu Marketing Group, LLC, are each limited liability companies organized under the laws of Delaware.

Section 18-108 of the Delaware Limited Liability Company Act empowers a Delaware limited liability company to indemnify and hold harmless any member or manager of the limited liability company from and against any and all claims and demands whatsoever.

In accordance with this provision the operating agreement of ARAMARK Engineering Associates LLC provides that subject to certain limitations and conditions each Person (“Indemnified Person”) who was or is made a party or is threatened to be made a party to or is involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative (“Proceeding”), or any appeal in such a Proceeding or any inquiry or investigation that could lead to such a Proceeding, because the Indemnified Person was or is a Member or an officer of the Company or the Indemnified Person was or is the legal representative of or a manager, director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of a Member or of an officer of the Company, shall be indemnified by the Company against judgments, penalties (including excise and similar taxes and punitive damages), fines, settlements and reasonable costs and expenses (including, without limitation, attorneys’ fees) actually incurred by such Indemnified Person in connection with such Proceeding, provided that the Indemnified Person acted in good faith and in a manner that the Indemnified Person reasonably believed to be in, or not opposed to, the best interest of the Company and, with respect to any criminal action or proceeding, had no reasonable cause to believe that his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Indemnified Person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Company or, with respect to any criminal action or proceeding, that the Indemnified Person had reasonable cause to believe that his or her conduct was unlawful.

(c) ARAMARK Aviation Services Limited Partnership and ARAMARK Management Services Limited Partnership are each limited partnerships organized under the laws of Delaware.

Section 17-108 of the Delaware Revised Uniform Limited Partnership Act empowers a Delaware limited partnership to indemnify and hold harmless any partner or other persons from and against all claims and demands whatsoever. Section 15-110 of the Delaware Limited Partnership Act provides that a partnership may, and shall have the power to, indemnify and hold harmless any partner or other person from and against any and all claims and demands whatsoever.

The ARAMARK Management Services Agreement of Limited Partnership provides that to the fullest extent permitted by law, the partnership shall indemnify any person (the “Person”) who was or is a party, or is threatened to be made a party, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative and whether formal or informal, by reason of the fact that the Person is or was a general partner or a stockholder, director, officer or employee of a general partner, or is or was serving at the request of a general partner or the partnership as a stockholder, director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust or other enterprise (including any employee benefit plan), against all expense, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such person in connection with such action, suit or proceeding, unless such Person failed to act in good faith and in a manner that such Person actually believed to be in or not opposed to the best interests of the partnership. The indemnification shall continue as to any Person who has ceased to serve in any or all of the foregoing capacities and shall inure to the benefit of the heirs, executors and administrators of any deceased person. The right to this indemnification shall be deemed a contract right and shall include the right to be advanced currently the expenses incurred in connection with any such action, suit or proceeding.

If a claim under the previous paragraph is not paid in full by the partnership within 60 days after a written claim has been received by the partnership, except in the case of a claim for the advancement of expenses incurred in connection with any action, suit or proceeding in which case the applicable period shall be 20 days, the indemnitee may at any time thereafter bring suit against the partnership to recover the unpaid amount of the claim. If successful in whole or in part in any such suit or in a suit brought by the partnership to recover the advancement of expenses incurred in connection with any action, suit or proceeding, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such a claim. The right to indemnification and the advancement of expenses shall not be exclusive of any other right which any Person may have or hereafter acquire under any statute, agreement, act of the limited partners or otherwise.

The partnership may maintain insurance, at its expense, to protect any person against any expense, liability or loss, whether or not the partnership would have the power to indemnify such Person against such expense, liability or loss under the Delaware Act.

The partnership may, to the extent authorized from time to time by the managing general partner, grant rights to indemnification and the advancement of expenses to any employee or agent of the partnership or any affiliate lesser than or coextensive with the rights set forth above in this Section.

In no event may an indemnitee subject a limited partner to personal liability by reason of these indemnification provisions.

An indemnitee shall not be denied indemnification in whole or in part because the indemnitee had an interest in the transaction with respect to which the indemnification applies if the transaction was otherwise permitted by the terms of this Agreement.

(d) American Snack & Beverage, LLC is a limited liability company organized under the laws of Florida.

Section 608.4229 of the Florida Limited Liability Company Act provides that a limited liability company may, and shall have the power to, but shall not be required to, indemnify and hold harmless any member or manager or other person from and against any and all claims and demands whatsoever. Notwithstanding that provision, indemnification or advancement of expenses shall not be made to or on behalf of any member, manager, managing member, officer, employee, or agent if a judgment or other final adjudication establishes that the actions, or omissions to act, of such member, manager, managing member, officer, employee, or agent were material to the cause of action so adjudicated and constitute any of the following: (a) a violation of criminal law, unless the member, manager, managing member, officer, employee, or agent had no reasonable cause to believe such conduct was unlawful; (b) a transaction from which the member, manager, managing member, officer, employee, or agent derived an improper personal benefit; (c) in the case of a manager or managing member, a circumstance under which the liability provisions of Section 608-426 are applicable; or (d) willful misconduct or a conscious disregard for the best interests of the limited liability company in a proceeding by or in the right of the limited liability company to procure a judgment in its favor or in a proceeding by or in the right of a member.

Section 607.0850 of the Florida Business Corporation Act provides that a corporation may indemnify any person, including an officer or director, who was or is, or is threatened to be made, a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of such corporation), by reason of the fact that such person is or was a director, officer, employee or agent of such corporation, or is or was serving at the request of such corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise. The indemnity may include expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, provided such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of such corporation, and, with respect to any criminal actions and proceedings, had no reasonable cause to believe that his conduct was unlawful. A Florida corporation may indemnify any person, including an officer or director, who was or is, or is threatened to be made, a party to any threatened, pending or contemplated action or suit by or in the right of such corporation, under the same conditions, except that such indemnification is limited to expenses (including attorneys’ fees) actually and reasonably incurred by such person, and except that no indemnification is permitted without judicial approval if such person is adjudged to be liable to such corporation. Where an officer or director of a corporation is successful, on the merits or otherwise, in the defense of any action, suit or proceeding referred to above, or any claim, issue or matter therein, the corporation must indemnify that person against the expenses (including attorneys’ fees) which such officer or director actually and reasonably incurred in connection therewith.

(e) ARAMARK Services Management of OH, Inc. is incorporated under the laws of Ohio.

Section 1701.13(E) of the Ohio Revised Code sets forth the conditions and limitations governing the indemnification of officers, directors and other persons. Section 1701.13(E) provides that a corporation shall have the power to indemnify any person who was or is a party or threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation in as a director, trustee, officer, employee, member, manager, or agent of another corporation domestic or foreign, nonprofit or for profit, a limited liability company or a partnership, joint venture, trust, or other enterprise, against expenses, including attorneys’ fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred in connection with such action if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to a criminal proceeding, if he had no reasonable cause to believe his conduct was unlawful.

With respect to a suit by or in the right of the corporation, indemnity may be provided to the foregoing persons under Section 1701.13(E) on a basis similar to that set forth above, except that no indemnity may be provided in respect of certain claims, including any claim, issue or matter as to which such person has been adjudged to be liable to the corporation for negligence or misconduct in performing his or her duty to the corporation unless and to the extent that the Court of Common Pleas or the court in which such action, suit or proceeding was brought determines that despite the adjudication of liability but in view of all the circumstances of the case such person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper. Moreover, Section 1701.13(E) provides for mandatory indemnification of a director, officer, employee or agent of the corporation to the extent that such person has been successful in defense of any such action, suit or proceeding and provides that a corporation shall pay the expenses of an officer or director in defending an action, suit or proceeding upon receipt of an undertaking to repay such amounts if it is ultimately determined that such person is not entitled to be indemnified.

Section 1701.13(E) establishes provisions for determining whether a given person is entitled to indemnification, and also provides that the indemnification provided by or granted under Section 1701.13(E) is not exclusive of any rights to indemnity or advancement of expenses to which such person may be entitled under any articles, regulations, agreement, vote of shareholders or disinterested directors or otherwise.

(f) ARAMARK American Food Services, LLC is a limited liability company organized under the laws of Ohio.

Section 1705.32 of the Ohio Limited Liability Company Act provides that a limited liability company may indemnify or agree to indemnify any person who was or is a party, or who is threatened to be made a party, to any threatened, pending, or completed civil, criminal, administrative, or investigative action, suit, or proceeding, other than an action by or in right of the company, because he is or was a manager, member, partner, officer, employee, or agent of the company or is or was serving at the request of the company as a manager, director, trustee, officer, employee, or agent of another limited liability company, corporation, partnership, joint venture, trust, or other enterprise. The company may indemnify or agree to indemnify a person in that position against expenses, including attorney’s fees, judgments, fines, and amounts paid in settlement that actually and reasonably were incurred by him in connection with the action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the company and, in connection with any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

With respect to a suit by or in the right of the company, indemnity may be provided to the foregoing persons under Section 1705.32 on a basis similar to that set forth above, except that no indemnity may be provided in respect of certain claims, including any claim, issue or matter as to which such person has been adjudged to be liable for negligence or misconduct in the performance of his duty to the company unless and to the extent that the Court of Common Pleas or the court in which such action or suit was brought determines, upon application, that despite the adjudication of liability but in view of all the circumstances of the case such person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper. Moreover, Section 1705.32 provides for mandatory indemnification of a manager, officer, employee or agent of a limited liability company to the extent that such person has been successful in defense of any claim, issue, or matter in an action, suit or proceeding referred to in those divisions, he shall be indemnified against expenses, including attorney’s fees, that were actually and reasonably incurred by him in connection with the action suit and proceeding.

(g) ARAMARK Healthcare Support Services of Texas, Inc. is incorporated under the laws of Texas.

Section 8.051 of Texas Business Organization Code states that: (a) An enterprise shall indemnify a governing person, former governing person, or delegate against reasonable expenses actually incurred by the person in connection with a proceeding in which the person is a respondent because the person is or was a governing person or delegate if the person is wholly successful, on the merits or otherwise, in the defense of the proceeding. (b) A court that determines, in a suit for indemnification, that a governing person, former governing person, or delegate is entitled to indemnification under this section shall order indemnification and award to the person the expenses incurred in securing the indemnification.

Section 8.052 states that (a) on application of a governing person, former governing person, or delegate and after notice is provided as required by the court, a court may order an enterprise to indemnify the person to the extent the court determines that the person is fairly and reasonably entitled to indemnification in view of all the relevant circumstances. (b) This section applies without regard to whether the governing person, former governing person, or delegate applying to the court satisfies the requirements of Section 8.101 or has been found liable: (1) to the enterprise; or (2) because the person improperly received a personal benefit, without regard to whether the benefit resulted from an action taken in the person’s official capacity. (c) The indemnification ordered by the court under this section is limited to reasonable expenses if the governing person, former governing person, or delegate is found liable: (1) to the enterprise; or (2) because the person improperly received a personal benefit, without regard to whether the benefit resulted from an action taken in the person’s official capacity.

Section 8.101 states that (a) An enterprise may indemnify a governing person, former governing person, or delegate who was, is, or is threatened to be made a respondent in a proceeding to the extent permitted by Section 8.102 if it is determined in accordance with Section 8.103 that: (1) the person: (A) acted in good faith; (B) reasonably believed: (i) in the case of conduct in the person’s official capacity, that the person’s conduct was in the enterprise’s best interests; and (ii) in any other case, that the person’s conduct was not opposed to the enterprise’s best interests; and (C) in the case of a criminal proceeding, did not have a reasonable cause to believe the person’s conduct was unlawful; (2) with respect to expenses, the amount of expenses other than a judgment is reasonable; and (3) indemnification should be paid. (b) Action taken or omitted by a governing person or delegate with respect to an employee benefit plan in the performance of the person’s duties for a purpose reasonably believed by the person to be in the interest of the participants and beneficiaries of the plan is for a purpose that is not opposed to the best interests of the enterprise. (c) Action taken or omitted by a delegate to another enterprise for a purpose reasonably believed by the delegate to be in the interest of the other enterprise or its owners or members is for a purpose that is not opposed to the best interests of the enterprise. (d) A person does not fail to meet the standard under Subsection (a)(1) solely because of the termination of a proceeding by: (1) judgment; (2) order; (3) settlement; (4) conviction; or (5) a plea of nolo contendere or its equivalent.

Section 8.102 states that (a) Subject to Subsection (b), an enterprise may indemnify a governing person, former governing person, or delegate against: (1) a judgment; and (2) expenses, other than a judgment, that are reasonable and actually incurred by the person in connection with a proceeding. (b) Indemnification under this subchapter of a person who is found liable to the enterprise or is found liable because the person improperly received a personal benefit: (1) is limited to reasonable expenses actually incurred by the person in connection with the proceeding; (2) does not include a judgment, a penalty, a fine, and an excise or similar tax, including an excise tax assessed against the person with respect to an employee benefit plan; and (3) may not be made in relation to a proceeding in which the person has been found liable for: (A) willful or intentional misconduct in the performance of the person’s duty to the enterprise; (B) breach of the person’s duty of loyalty owed to the enterprise; or (C) an act or omission not committed in good faith that constitutes a breach of a duty owed by the person to the enterprise. (c) A governing person, former governing person, or delegate is considered to have been found liable in relation to a claim, issue, or matter only if the liability is established by an order, including a judgment or decree of a court, and all appeals of the order are exhausted or foreclosed by law.

(h) ARAMARK Business Dining Services of Texas, LLC, ARAMARK Educational Services of Texas, LLC, ARAMARK Food Service of Texas, LLC, ARAMARK Sports and Entertainment Services of Texas, LLC are each limited liability companies organized under the laws of Texas.

Section 2.20 of the Texas Limited Liability Company Act provides that, subject to such standards and restrictions, if any, as are set forth in its articles of organization or in its regulations, a limited liability company shall have the power to indemnify members and managers, officers and other persons and purchase and maintain liability insurance for such persons.

(i) ARAMARK Services Management of WI, Inc., is incorporated under the laws of Wisconsin.

Under Section 180.0851 of the Wisconsin Business Corporation Law, a corporation shall indemnify a director or officer, to the extent such person is successful on the merits or otherwise in the defense of a proceeding, for all reasonable expenses incurred in the proceeding, if such person was a party to such proceeding because he or she was a director or officer of the corporation. In all other cases, the corporation shall indemnify a director or officer against liability incurred in a proceeding to which such person was a party because he or she was a director or officer of the corporation, unless liability was incurred because he or she breached or failed to perform a duty owed to the Registrant and such breach or failure to perform constitutes: (i) a willful failure to deal fairly with the corporation or its shareholders in connection with a matter in which the director or officer has a material conflict of interest; (ii) a violation of criminal law, unless the director or officer had reasonable cause to believe his or her conduct was lawful or no reasonable cause to believe his or her conduct was unlawful; (iii) a transaction from which the director or officer derived an improper personal profit; or (iv) willful misconduct.

Section 180.0858 of the Wisconsin Business Corporation Law provides that subject to certain limitations, the mandatory indemnification provisions do not preclude any additional right to indemnification or allowance of expenses that a director or officer may have under the corporation’s articles of incorporation or bylaws.

Section 180.0859 of the Wisconsin Business Corporation Law provides that it is the public policy of the State of Wisconsin to require or permit indemnification, allowance of expenses and insurance to the extent required or permitted under Sections 180.0850 to 180.0858 of the Wisconsin Business Corporation Law for any liability incurred in connection with a proceeding involving a federal or state statute, rule or regulation regulating the offer, sale or purchase of securities.

(i) ARAMARK Capital Asset Services, LLC and Kowalski-Dickow Associates, LLC are each limited liability companies organized under the laws of the state of Wisconsin.

Section 183.0106(2) of the Wisconsin Limited Liability Company Act permits a limited liability company to indemnify a member, manager, employee, officer or agent or any other person. Section 183.0403(2) provides that a company shall indemnify or allow reasonable expenses to and pay liabilities of each member and, if management of the limited liability company is vested in one or more managers, of each manager, incurred with respect to a proceeding if that member or manager was a party to the proceeding in the capacity of a member or manager.

(j) ARAMARK Distribution Services, Inc., ARAMARK Services Management of IL, Inc. and Harrison Conference Center of Lake Bluff, Inc. are each incorporated under the laws of Illinois.

Under Section 8.75 of the Illinois Business Corporation Act of 1983, as amended, (the “IBA”) a corporation may indemnify any person who was or is a party, or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation, or who is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, if such person acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

A corporation may indemnify any person who was or is a party, or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit, if such person acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the corporation, provided that no indemnification shall be made with respect to any claim, issue, or matter as to which such person has been adjudged to have been liable to the corporation, unless, and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court shall deem proper.

A corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or who is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against such person and incurred by such person in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power to indemnify such person against such liability under the provisions of the IBA.

(k) ARAMARK Consumer Discount Company, Harry M. Stevens, Inc. of Penn. and MyAssistant, Inc. are each incorporated under the laws of Pennsylvania.

Under Section 1741 of the Pennsylvania Business Corporation Law of 1988 (the “PBCL”), subject to certain limitations, a corporation has the power to indemnify directors, officers and other parties under certain prescribed circumstances against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with a threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative, to which any of them is a party or threatened to be made a party by reason of his being a representative of the corporation or serving at the request of the corporation as a representative of another corporation, partnership, joint venture, trust or other enterprise, if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the corporation and, with respect to any criminal proceeding, had no reasonable cause to believe his conduct was unlawful.

Expenses incurred by parties in defending any action may be paid by the corporation in advance of the final disposition of such action or proceeding upon receipt of an undertaking by or on behalf of the party to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the corporation.

(l) ARAMARK Educational Services of Vermont, Inc. is incorporated under the laws of Vermont.

Section 8.51 of the Vermont Business Corporation Act (the “VBCA”) permits a corporation to indemnify an individual who is or was a director against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in that capacity if: (i) the director conducted himself or herself in good faith, (ii) the director reasonably believed that his or her conduct, in an official capacity with the corporation, was in the best interests of the corporation and, in all other cases, the conduct was at least not opposed to its best interests, and (iii) in a proceeding brought by a governmental entity, the director had no reasonable cause to believe his or her conduct was unlawful, and the director is not finally found to have engaged in a reckless or intentional unlawful act.

The termination of a proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendre is not, of itself, determinative that the director did not meet the standard of conduct necessary for indemnification. Notwithstanding the foregoing, a corporation may not indemnify a director if the director was adjudged liable to the corporation in a proceeding by or in the right of a corporation, or on the basis that a personal benefit was improperly received by the director in a proceeding charging improper personal benefit to the director. In addition, Section 8.52 of the VBCA provides that, unless limited in a corporation’s charter, a corporation shall indemnify its directors who are wholly successful, on the merits or otherwise, in the defense of any proceeding to which the directors are parties by reason of their service in those capacities against reasonable expenses incurred in connection with the proceeding.

(m) ARAMARK Facility Management Corporation of Iowa is incorporated under the laws of Iowa.

Sections 851 and 856 of the Iowa Business Corporation Act (the “IBCA”) provides that a corporation has the power to indemnify its directors and officers against liabilities and expenses incurred by reason of such person serving in the capacity of director or officer, if such person has acted in good faith and in a manner reasonably believed by the individual to be in or not opposed to the best interests of the corporation, and in any criminal proceeding if such person had no reasonable cause to believe that his or her conduct was unlawful. The foregoing indemnity provisions notwithstanding, in the case of actions brought by or in the right of the corporation, no indemnification shall be made to such director or officer with respect to any matter as to which such individual has been adjudged to be liable to the corporation on the basis that the director received a financial benefit to which the director was now entitled, whether or not involving action in the director’s official capacity.

(n) ARAMARK FHC Kansas, Inc., ARAMARK Food Service Corporation of Kansas and ARAMARK Services of Kansas, Inc. are incorporated under the laws of Kansas.

Section 17-6305 of the Kansas General Corporation Law provides that a corporation may indemnify any person who was or is, or is threatened to be made a party, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, other than an action by or in the right of the corporation, by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, including attorney fees, if such person acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation; and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful.

Section 17-6305 further provides that a corporation similarly may indemnify any such person serving in any such capacity who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor, against expenses (including attorneys’ fees) actually and reasonably incurred in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

Section 17-6305 also provides that to the extent that a present or former director, officer, employee or agent of a corporation has been successful in defense of any action, suit or proceeding referred to above, such person shall be indemnified against expenses actually and reasonably incurred in connection therewith, including attorney fees and that the indemnification and advancement of expenses provided by, or granted pursuant to Section 17-6305 shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled.

(o) ARAMARK Kitty Hawk, Inc. is incorporated under the laws of Idaho.

Under Sections 30-1-851 and 30-1-852 of the Idaho Business Corporation Act, an Idaho corporation: (1) shall indemnify a director who was wholly successful, on the merits or otherwise, in the defense of any proceeding to which he was a party because he was a director of the corporation against reasonable expenses incurred by him in connection with the proceeding; (2) may indemnify an individual who is a party to a proceeding because he is a director against liability incurred in the proceeding if the officer or director conducted himself in good faith and reasonably believed, in the case of conduct in his official capacity, that his conduct was in the best interests of the corporation, and in all cases, that his conduct was at least not opposed to the best interests of the corporation; and in the case of any criminal proceeding, he had no reasonable cause to believe his conduct was unlawful; or he engaged in conduct for which broader indemnification has been made permissible or obligatory under a provision of the articles of incorporation, as authorized by section 30-1-202(2)(e), Idaho Code; and (3) may indemnify and advance expenses under this part to an officer of the corporation who is a party to a proceeding because he is an officer of the corporation to the same extent as a director; and if he is an officer but not a director, to such further extent as may be provided by the articles of incorporation, the bylaws, a resolution of the board of directors, or contract except for liability in connection with a proceeding by or in the right of the corporation other than for reasonable expenses incurred in connection with the proceeding; or liability arising out of conduct that constitutes receipt by him of a financial benefit to which he is not entitled, an intentional infliction of harm on the corporation or the shareholders, or an intentional violation of criminal law.

(p) ARAMARK Services Management of HI, Inc. is incorporated under the laws of Hawaii.

Section 414-242 through 246 of the Hawaii Business Corporation Act provides that a corporation may indemnify an individual who is a party to a proceeding because the individual is a director against liability incurred in the proceeding if: the individual conducted the individual’s self in good faith and the individual reasonably believed: (i) in the case of conduct of official capacity, that the individual’s conduct was in the best interests of the corporation; and (ii) in all other cases, that the individual’s conduct was at least not opposed to the best interests of the corporation; and (iii) in the case of any criminal proceeding, the individual had no reasonable cause to believe the individual’s conduct was unlawful. Notwithstanding the foregoing, a corporation may not indemnify a director (a) in connection with a proceeding by or in the right of the corporation in which the director was adjudged liable to the corporation; or (b) in connection with any other proceeding charging improper personal benefit to the director, whether or not involving action in the director’s official capacity, in which the director was adjudged liable on the basis that personal benefit was improperly received by the director. Furthermore, a corporation must indemnify a director who was wholly successful, on the merits or otherwise, in the defense of any proceeding to which the director was a party because the director was a director of the corporation against reasonable expenses incurred by the director in connection with the proceeding.

(q) ARAMARK Services Management of MI, Inc. and Restaura, Inc. are each incorporated under the laws of Michigan.

Section 450.1561 of Michigan’s Business Corporation Act provides that a corporation has the power to indemnify a person who was or is a party or is threatened to be made a party to a threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative and whether formal or informal, other than an action by or in the right of the corporation, by reason of the fact that he or she is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, or other enterprise, whether for profit or not, against expenses, including attorneys’ fees, judgments, penalties, fines, and amounts paid in settlement actually and reasonably incurred by him or her in connection with the action, suit, or proceeding, if the person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation or its shareholders, and with respect to a criminal action or proceeding, if the person had no reasonable cause to believe his or her conduct was unlawful.

(r) ARAMARK Services Management of NJ, Inc., Harrison Conference Services of Princeton, Inc. and Harry M. Stevens, Inc. of New Jersey are each incorporated under the state of New Jersey.

Section 14A of the Business Corporation Act (the “BCA”) states that any corporation organized for any purpose under any general or special law of New Jersey shall have the power to indemnify a corporate agent against his expenses and liabilities in connection with any proceeding involving the corporate agent by reason of his being or having been such a corporate agent, other than a proceeding by or in the right of the corporation, if (a) such corporate agent acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation; and (b) with respect to any criminal proceeding, such corporate agent had no reasonable cause to believe his conduct was unlawful.

(s) ARAMARK Services Management of SC, Inc. is incorporated under the laws of South Carolina.

Under Sections 33-8-510 and 33-8-520 of the South Carolina Business Corporation Act, a corporation may indemnify an individual made a party to a proceeding because he is or was a director against liability incurred in the proceeding if: (1) he conducted himself in good faith; and (2) he reasonably believed: (i) in the case of conduct in his official capacity with the corporation, that his conduct was in its best interest; and (ii) in all other cases, that his conduct was at least not opposed to its best interest; and (3) in the case of any criminal proceeding, he had no reasonable cause to believe his conduct was unlawful.

A corporation may not indemnify a director under this section in connection with a proceeding by or in right of the corporation in which the director was adjudged liable to the corporation or in connection with any other proceeding charging improper personal benefit to him, whether or not involving action in his official capacity, in which he was adjudged liable on the basis that personal benefit was improperly received by him.

Unless limited by its articles of incorporation, a corporation shall indemnify a director who was wholly successful, on the merits or otherwise, in the defense of any proceeding to which he was a party because he is or was a director of the corporation against reasonable expenses incurred by him in connection with the proceeding.

(t) Harrison Conference Center of Glen Cove, Inc. is incorporated under the laws of New York.

The New York Business Corporation Law (“BCL”), Article 7, Sections 721-726 provide for the indemnification and advancement of expenses to officers and directors. Indemnification and advancement pursuant to the BCL are not exclusive of any other rights an officer or director may be entitled to, provided that no indemnification may be made to or on behalf of any director or officer if a judgment or other final adjudication adverse to the director or officer establishes that his acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that the director personally gained a financial profit or other advantage to which he or she was not legally entitled.

A corporation may indemnify an officer or director, in the case of third party actions, against judgments, fines, amounts paid in settlement and reasonable expenses and, in the case of derivative actions, against amounts paid in settlement and reasonable expenses, provided that the director or officer acted in good faith, for a purpose which he or she reasonably believed to be in the best interests of the corporation and, in the case of criminal actions, had no reasonable cause to believe his conduct was unlawful. A corporation may obtain indemnification insurance indemnifying itself and its directors and officers.

The articles of incorporation of Harrison Conference Center of Glen Cove, Inc. provides that (a) any person, made a party to an action by or in the right of the corporation to procure a judgment in its favor, by reason of the fact that he, his testator or intestate, is or was a director or officer of the corporation, may be indemnified against the reasonable expenses, including attorney’s fees, actually and necessarily incurred by him in connection with the defense of such action, or in connection with an appeal therein, except in relation to matters as to which such director or officer is adjudged to have breached his duty to the corporation under Section 717 of the New York Business Corporation Law. (b) The indemnification authorized under paragraph (a) shall in no case include: (1) Amounts paid in settling or otherwise disposing of a threatened action, or a pending action with or without court approval; or (2) Expenses incurred in defending a threatened action, or a pending action which is settled or otherwise disposed of without court approval.

Any person, made, or threatened to be made a party to an action or proceeding other than one by or in the right of the Corporation to procure a judgment in its favor, whether civil or criminal including an action by or in the right of any other corporation of any type or kind, domestic or foreign, which any director or officer of the

Corporation served in any capacity at the request of the Corporation, by reason of the fact that he, his testator, or intestate, was a director or officer of the Corporation, or served such other corporation in any capacity, may be indemnified against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys’ fees actually and necessarily incurred as a result of such action or proceeding, or any appeal therein, if such director or officer acted, in good faith, for a purpose which he reasonably believed to be in the best interests of the Corporation and, in criminal actions or proceedings, in addition, had no reasonable cause to believe that his conduct was unlawful.

(u) Harrison Conference Services of Massachusetts, LLC and Harrison Conference Services of Wellesley, LLC are each limited liability companies organized under the laws of Massachusetts.

Section 8 of the Massachusetts Limited Liability Company Act provides that a limited liability company may, and shall have the power to, indemnify and hold harmless any member or manager or other person from and against any and all claims and demands whatsoever. Such indemnification may include payment by the limited liability company of expenses incurred in defending a civil or criminal action or proceeding in advance of the final disposition of such action or proceeding, upon receipt of an undertaking by the person indemnified to repay such payment if he shall be adjudicated to be not entitled to indemnification under this section which undertaking may be accepted without reference to the financial ability of such person to make repayment. Any such indemnification may be provided although the person to be indemnified is no longer a member or manager.

No indemnification shall be provided for any person with respect to any matter as to which he shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his action was in the best interest of the limited liability company.

The certificate of organization or a written operating agreement may eliminate or limit the personal liability of a member or manager for breach of any duty to the limited liability company or to another member or manager.

(v) Harrison Conference Services of North Carolina, LLC is a limited liability company organized under the laws of North Carolina.

Section 57C-3-32 of the North Carolina Limited Liability Company Act provides that the articles of organization or a written operating agreement may eliminate or limit the personal liability of a manager, director, or executive for monetary damages for breach of any duty (provided for in Section 57C-3-22 other than liability under 57C-4-07) as manager, director, or executive and provides for indemnification of a manager, member, director, or executive for judgments, settlements, penalties, fines, or expenses incurred in a proceeding to which the member, manager, director, or executive is a party because the person is or was a manager, member, director, or executive.

No provision permitted under this section shall limit, eliminate, or indemnify against the liability of a manager, director, or executive for: (i) acts or omissions that the manager, director, or executive knew at the time of the acts or omissions were clearly in conflict with the interests of the limited liability company, (ii) any transaction from which the manager, director, or executive derived an improper personal benefit, or (iii) acts or omissions occurring prior to the date the provision became effective, except that indemnification may be provided if approved by all the members.

(w) Shoreline Operating Company, Inc. is incorporated under the laws of California.

Under Section 317 of the California General Corporation Law (“CGCL”), a corporation has the power to indemnify any person who was or is a party or is threatened to be made a party to any proceeding (other than an action by or in the right of the corporation to procure a judgment in its favor), by reason of the fact that the person is or was an agent of the corporation, against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with the proceeding, if that person acted in good faith and in a manner the person reasonably believed to be in the best interests of the corporation and, in the case of a criminal proceeding, had no reasonable cause to believe the conduct of the person was unlawful.

Expenses incurred in defending any proceeding may be advanced by the corporation prior to the final disposition of the proceeding upon receipt of an undertaking by or on behalf of the agent to repay that amount if it shall be determined ultimately that the agent is not entitled to be indemnified as authorized under Section 317.

The articles of incorporation of Shoreline Operating Company, Inc. provides that the corporation is authorized to provide indemnification of agents (as defined in Section 317 of the Corporations Code) for breach of duty to the corporation and its stockholders through bylaw provisions or through agreements with the agents, or both, in excess of the indemnification otherwise permitted by Section 317 of the Corporations Code, subject to the limits of such excess indemnification set forth in Section 204 of the Corporations Code.

(x) L&N Uniform Supply Co., LLC, Lake Tahoe Cruises, LLC and Paradise Hornblower, LLC are each limited liability companies organized under the laws of California.

Under Section 17153 of the California Limited Liability Company Act, except for a breach of duty, the articles of organization or written operating agreement of a limited liability company may provide for indemnification of any person, including, without limitation, any manager, member, officer, employee or agent of the limited liability company, against judgments, settlements, penalties, fines or expenses of any kind incurred as a result of acting in that capacity. A limited liability company shall have the power to purchase and maintain insurance on behalf of any manager, member, officer, employee or agent of the limited liability company against any liability asserted against on incurred by the person in that capacity or arising out of the person’s status as a manager, member, officer, employee or agent of the limited liability company.

The amended and restated operating agreement of Paradise Hornblower, LLC provides that the Company shall indemnify any Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding by reason of the fact that such Member is or was a Member, Manager, officer, employee or other agent of the Company or that, being or having been such a Member, Manager, officer, employee or agent, such Member is or was serving at the request of the Company as a manager, director, officer, employee or other agent of another limited liability company, corporation, partnership, joint venture, trust or other enterprise (all such persons being referred to hereinafter as an “agent”), to the fullest extent permitted by applicable law in effect on the date hereof and to such greater extent as applicable law may hereafter from time to time permit. The Managers shall be authorized, on behalf of the Company, to enter into indemnity agreements from time to time with any Person entitled to be indemnified by the Company hereunder, upon such terms and conditions as the Managers deem appropriate in their business judgment.

(y) Overall Laundry Services, Inc. incorporated under the laws of Washington.

Sections 23B.08.510 through 23B.08.600 of the Washington Business Corporation Act contain specific provisions relating to the indemnification of directors and officers of Washington corporations. Section 23B.08.510 provides that a corporation may indemnify an individual made a party to a proceeding because the individual is or was a director against liability incurred in the proceeding if: (a) he conducted himself in good faith; and (b) he reasonably believed: (i) in the case of conduct in his official capacity with the limited liability company, that his conduct was in its best interests; and (ii) in all other cases, that his conduct was at least not opposed to its best interests; and (c) in the case of any criminal proceeding, he had no reasonable cause to believe that his conduct was unlawful. A director’s conduct with respect to an employee benefit plan for a purpose he reasonably believed to be in the interests of the participants in and beneficiaries of the plan is conduct that satisfies the requirement of conduct that was not opposed to the best interests of the corporation.

Under Section 23B.08.510 a corporation may not indemnify a director in connection with a proceeding by or in right of the corporation in which the director was adjudged liable to the corporation or in connection with any other proceeding charging improper personal benefit to the director, whether or not involving action it the director’s official capacity, in which the director was adjudged liable on the basis that personal benefit was improperly received by the director.

Section 23B.08.520 provides that unless limited by its articles of incorporation, a corporation shall indemnify a director who was wholly successful, on the merits or otherwise, in defense of any proceeding to which the director was a party because of being a director of the corporation against reasonable expenses incurred by the director in connection with the proceeding. Section 23B.08.540 provides for court ordered indemnification in certain circumstances listed in the statute and Section 23B.08.570 provides that unless the articles of incorporation of a corporation provides otherwise an officer of a corporation who is not a director is entitled to mandatory indemnification under Section 23B.08.520 and is entitled to apply for court ordered indemnification under Section 23B.08.540 in each case to the same extent as a director.

The articles of incorporation of Overall Laundry Services, Inc. provides that in furtherance of and not in limitation of the general powers conferred by the State Laws of Washington, the corporation shall also have the power to indemnify directors, trustees, officers, employees or agents of the corporation in any manner and with respect to any matter now or hereafter permitted by statute.

(z) Travel Systems, LLC is a limited liability company organized under the laws of Nevada.

Under Section 86.411 of the Nevada Revised Statutes, a limited liability company may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the company, by reason of the fact that he is or was a manager, member, employee or agent of the company, or is or was serving at the request of the company as a manager, member, employee or agent of another limited liability company, corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorney’s fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit or proceeding if he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

Under Section 86.421 of the Nevada Revised Statutes, a limited liability company may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the company to procure a judgment in its favor by reason of the fact that he is or was a manager, member, employee or agent of the company, or is or was serving at the request of the company as a manager, member, employee or agent of another limited-liability company, corporation, partnership, joint venture, trust or other enterprise against expenses, including amounts paid in settlement and attorneys’ fees actually and reasonably incurred by him in connection with the defense or settlement of the action or suit if he acted in good faith and in a manner in which he reasonably believed to be in or not opposed to the best interests of the company. Indemnification may not be made for any claim, issue or matter as to which such a person has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the company or for amounts paid in settlement to the company, unless and only to the extent that the court in which the action or suit was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, he is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

To the extent that a manager, member, employee or agent of a limited-liability company has been successful on the merits or otherwise in defense of any action, suit or proceeding described in Section 86.411 or 86.421 or in defense of any claim, issue or matter therein, the company shall indemnify him against expenses, including attorney’s fees, actually and reasonably incurred by him in connection with the defense. Any indemnification under such Sections, unless ordered by a court or advanced pursuant to Section 86.441, may be made by the limited-liability company only as authorized in the specific case upon a determination that indemnification of the manager, member, employee or agent is proper in the circumstances. The determination must be made (a) by the members or managers as provided in the articles of organization or the operating agreement, (b) if there is no provision in the articles of organization or the operating agreement, by a majority in interest of the members who are not parties to the action, suit or proceeding, (c) if a majority in interest of the members who are not parties to the action, suit or proceeding so order, by independent legal counsel in a written opinion or (d) if members who are not parties to the action, suit or proceeding cannot be obtained, by independent legal counsel in a written opinion.

Item 15.	Recent Sales of Unregistered Securities

None.

Item 16	Exhibits and Financial Statement Schedules.

(a) Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger dated as of August 8, 2006 between ARAMARK Corporation, RMK Acquisition Corporation and RMK Finance LLC (incorporated by reference to exhibit 2.1 to ARAMARK Corporation’s Current Report on Form 8-K filed with the SEC on August 8, 2006, pursuant to the Exchange Act (file number 001-16807)).

2.2	Certificate of Ownership and Merger (merging ARAMARK Corporation into ARAMARK Services, Inc.) (incorporated by reference to Exhibit 99.1 to ARAMARK Corporation’s Current Report on Form 8-K filed with the SEC on April 5, 2007, pursuant to the Exchange Act (file number 001-16807)).

3.1	Certificate of Incorporation of ARAMARK Corporation (incorporated by reference to Exhibit 3.1 to ARAMARK Corporation’s Current Report on Form 8-K filed with the SEC on April 5, 2007, pursuant to the Exchange Act (file number 001-16807)).

3.2	By-laws of ARAMARK Corporation (incorporated by reference to Exhibit 3.2 to ARAMARK Corporation’s Current Report on Form 8-K filed with the SEC on April 5, 2007, pursuant to the Exchange Act (file number 001-16807)).

3.3*	Certificate of Incorporation of Addison Concessions, Inc.

3.4*	By-laws of Addison Concessions, Inc.

3.5*	Articles of Organization of American Snack & Beverage, LLC

3.6*	Limited Liability Company Agreement of American Snack & Beverage, LLC

3.7*	Articles of Organization of ARAMARK American Food Services, LLC

3.8*	Limited Liability Company Agreement of ARAMARK American Food Services, LLC

3.9*	Certificate of Formation of ARAMARK Asia Management, LLC

3.10*	Limited Liability Company Agreement of ARAMARK Asia Management, LLC

3.11*	Certificate of Limited Partnership of ARAMARK Aviation Services Limited Partnership

3.12*	Agreement of Limited Partnership of ARAMARK Aviation Services Limited Partnership

3.13*	Certificate of Formation of ARAMARK Business Dining Services of Texas, LLC

3.14*	Company Agreement of ARAMARK Business Dining Services of Texas, LLC

3.15*	Certificate of Formation of ARAMARK Campus, LLC

3.16*	Limited Liability Company Agreement of ARAMARK Campus, LLC

3.17*	Articles of Organization of ARAMARK Capital Asset Services, LLC

3.18*	Limited Liability Company Agreement of ARAMARK Capital Asset Services, LLC

3.19*	Certificate of Formation of ARAMARK Cleanroom Services, LLC

3.20*	Limited Liability Company Agreement of ARAMARK Cleanroom Services, LLC

3.21*	Certificate of Incorporation of ARAMARK Cleanroom Services (Puerto Rico), Inc.

3.22*	By-laws of ARAMARK Cleanroom Services (Puerto Rico), Inc.

3.23*	Certificate of Formation of ARAMARK Clinical Technology Services, LLC

Exhibit No.	Description
3.24*	Limited Liability Company Agreement of ARAMARK Clinical Technology Services, LLC

3.25*	Certificate of Formation of ARAMARK Confection, LLC

3.26*	Limited Liability Company Agreement of ARAMARK Confection, LLC

3.27*	Articles of Incorporation of ARAMARK Consumer Discount Company

3.28*	By-laws of ARAMARK Consumer Discount Company

3.29*	Certificate of Formation of ARAMARK Correctional Services, LLC

3.30*	Limited Liability Company Agreement of ARAMARK Correctional Services, LLC

3.31*	Certificate of Formation of ARAMARK CTS, LLC

3.32*	Limited Liability Company Operating Agreement of ARAMARK CTS, LLC

3.33*	Articles of Incorporation of ARAMARK Distribution Services, Inc.

3.34*	Bylaws of ARAMARK Distribution Services, Inc.

3.35*	Certificate of Formation of ARAMARK Educational Group, LLC

3.36*	Limited Liability Company Agreement of ARAMARK Educational Group, LLC

3.37*	Certificate of Formation of ARAMARK Educational Services of Texas, LLC

3.38*	Company Agreement of ARAMARK Educational Services of Texas, LLC

3.39*	Articles of Association of ARAMARK Educational Services of Vermont, Inc.

3.40*	By-laws of ARAMARK Educational Services of Vermont, Inc

3.41*	Certificate of Formation of ARAMARK Educational Services, LLC

3.42*	Limited Liability Company Agreement of ARAMARK Educational Services, LLC

3.43*	Certificate of Formation of ARAMARK Engineering Associates, LLC

3.44*	Operating Agreement of ARAMARK Engineering Associates, LLC

3.45*	Certificate of Formation of ARAMARK Entertainment, LLC

3.46*	Limited Liability Company Agreement of ARAMARK Entertainment, LLC

3.47*	Certificate of Incorporation of ARAMARK Executive Management Services USA, Inc.

3.48*	By-laws of ARAMARK Executive Management Services USA, Inc.

3.49*	Certificate of Formation of ARAMARK Facilities Management, LLC

3.50*	Limited Liability Company Agreement of ARAMARK Facilities Management, LLC

3.51*	Articles of Incorporation of ARAMARK Facility Management Corporation of Iowa

3.52*	Bylaws of ARAMARK Facility Management Corporation of Iowa

3.53*	Certificate of Formation of ARAMARK Facility Services, LLC

3.54*	Operating Agreement of ARAMARK Facility Services, LLC

3.55*	Certificate of Formation of ARAMARK FHC Business Services, LLC

3.56*	Limited Liability Company Agreement of ARAMARK FHC Business Services, LLC

3.57*	Certificate of Formation of ARAMARK FHC Campus Services, LLC

3.58*	Limited Liability Company Agreement of ARAMARK FHC Campus Services, LLC

3.59*	Certificate of Formation of ARAMARK FHC Correctional Services, LLC

Exhibit No.	Description
3.60*	Limited Liability Company Agreement of ARAMARK FHC Correctional Services, LLC

3.61*	Certificate of Formation of ARAMARK FHC Healthcare Support Services, LLC

3.62*	Limited Liability Company Agreement of ARAMARK FHC Healthcare Support Services, LLC

3.63*	Articles of Incorporation of ARAMARK FHC Kansas, Inc.

3.64*	By-laws of ARAMARK FHC Kansas, Inc.

3.65*	Certificate of Formation of ARAMARK FHC Refreshment Services, LLC

3.66*	Limited Liability Company Agreement of ARAMARK FHC Refreshment Services, LLC

3.67*	Certificate of Formation of ARAMARK FHC School Support Services, LLC

3.68*	Limited Liability Company Agreement of ARAMARK FHC School Support Services, LLC

3.69*	Certificate of Formation of ARAMARK FHC Services, LLC

3.70*	Limited Liability Company Agreement of ARAMARK FHC Services, LLC

3.71*	Certificate of Formation ARAMARK FHC Sports and Entertainment Services, LLC

3.72*	Limited Liability Company Agreement of ARAMARK FHC Sports and Entertainment Services, LLC

3.73*	Certificate of Formation of ARAMARK FHC, LLC

3.74*	Limited Liability Company Agreement of ARAMARK FHC, LLC

3.75*	Certificate of Incorporation of ARAMARK Food and Support Services Group, Inc.

3.76*	By-laws of ARAMARK Food and Support Services Group, Inc

3.77*	Certificate of Formation of ARAMARK Food Service, LLC

3.78*	Limited Liability Company Agreement of ARAMARK Food Service, LLC

3.79*	Articles of Incorporation of ARAMARK Food Service Corporation of Kansas

3.80*	By-laws of ARAMARK Food Service Corporation of Kansas

3.81*	Certificate of Formation of ARAMARK Food Service of Texas, LLC

3.82*	Company Agreement of ARAMARK Food Service of Texas, LLC

3.83*	Certificate of Formation of ARAMARK FSM, LLC

3.84*	Limited Liability Company Agreement of ARAMARK FSM, LLC

3.85*	Articles of Incorporation of ARAMARK Healthcare Support Services of Texas, Inc.

3.86*	By-laws of ARAMARK Healthcare Support Services of Texas, Inc.

3.87*	Articles of Incorporation of ARAMARK Healthcare Support Services of the Virgin Islands, Inc.

3.88*	By-laws of ARAMARK Healthcare Support Services of the Virgin Islands, Inc.

3.89*	Certificate of Formation of ARAMARK Healthcare Support Services, LLC

3.90*	Limited Liability Company Agreement of ARAMARK Healthcare Support Services, LLC

3.91*	Certificate of Formation of ARAMARK/HMS, LLC

3.92*	Limited Liability Company Agreement of ARAMARK/HMS, LLC

3.93*	Certificate of Formation of ARAMARK India Holdings LLC

3.94*	Operating Agreement of ARAMARK India Holdings LLC

Exhibit No.	Description
3.95 *	Certificate of Formation of ARAMARK Industrial Services, LLC

3.96 *	Limited Liability Company Agreement of ARAMARK Industrial Services, LLC

3.97 *	Certificate of Incorporation of ARAMARK Japan, Inc

3.98 *	By-laws of ARAMARK Japan, Inc

3.99 *	Articles of Incorporation of ARAMARK Kitty Hawk, Inc.

3.100*	By-laws of ARAMARK Kitty Hawk, Inc.

3.101*	Certificate of Limited Partnership of ARAMARK Management Services Limited Partnership

3.102*	Agreement of Limited Partnership of ARAMARK Management Services Limited Partnership

3.103*	Restated Certificate of Incorporation of ARAMARK Marketing Services Group, Inc.

3.104*	By-laws of ARAMARK Marketing Services Group, Inc.

3.105*	Certificate of Incorporation of ARAMARK Organizational Services, Inc.

3.106*	By-laws of ARAMARK Organizational Services, Inc.

3.107*	Certificate of Formation of ARAMARK RAV, LLC

3.108*	Limited Liability Company Agreement of ARAMARK RAV, LLC

3.109*	Certificate of Incorporation of ARAMARK RBI, Inc.

3.110*	By-laws of ARAMARK RBI, Inc.

3.111*	Certificate of Formation of ARAMARK Refreshment Services, LLC

3.112*	Limited Liability Company Agreement of ARAMARK Refreshment Services, LLC

3.113*	Certificate of Formation of ARAMARK Schools, LLC

3.114*	Limited Liability Company Agreement of ARAMARK Schools, LLC

3.115*	Certificate of Incorporation of ARAMARK SCM, Inc.

3.116*	By-laws of ARAMARK SCM, Inc.

3.117*	Certificate of Formation of ARAMARK Senior Living Services, LLC

3.118*	Limited Liability Company Agreement of ARAMARK Senior Living Services, LLC

3.119*	Certificate of Incorporation of ARAMARK Senior Notes Company

3.120*	By-laws of ARAMARK Senior Notes Company

3.121*	Articles of Incorporation of ARAMARK Services Management of HI, Inc.

3.122*	By-laws of ARAMARK Services Management of HI, Inc.

3.123*	Articles of Incorporation of ARAMARK Services Management of IL, Inc.

3.124*	By-laws of ARAMARK Services Management of IL, Inc.

3.125*	Articles of Incorporation of ARAMARK Services Management of MI, Inc.

3.126*	By-laws of ARAMARK Services Management of MI, Inc.

3.127*	Certificate of Incorporation of ARAMARK Services Management of NJ, Inc.

3.128*	By-laws of ARAMARK Services Management of NJ, Inc.

3.129*	Articles of Incorporation of ARAMARK Services Management of OH, Inc.

3.130*	By-laws of ARAMARK Services Management of OH, Inc.

Exhibit No.	Description
3.131*	Articles of Incorporation of ARAMARK Services Management of SC, Inc.

3.132*	By-laws of ARAMARK Services Management of SC, Inc.

3.133*	Articles of Incorporation of ARAMARK Services Management of WI, Inc.

3.134*	By-laws of ARAMARK Services Management of WI, Inc.

3.135*	Articles of Incorporation of ARAMARK Services of Kansas, Inc.

3.136*	By-laws of ARAMARK Services of Kansas, Inc.

3.137*	Restated Certificate of Incorporation of ARAMARK Services of Puerto Rico, Inc.

3.138*	By-laws of ARAMARK Services of Puerto Rico, Inc.

3.139*	Certificate of Incorporation of ARAMARK SM Management Services, Inc.

3.140*	By-laws of ARAMARK SM Management Services, Inc.

3.141*	Certificate of Formation of ARAMARK SMMS LLC

3.142*	Limited Liability Company Agreement of ARAMARK SMMS LLC

3.143*	Certificate of Formation of ARAMARK SMMS Real Estate LLC

3.144*	Limited Liability Agreement of ARAMARK SMMS Real Estate LLC

3.145*	Certificate of Formation of ARAMARK Sports and Entertainment Group, LLC

3.146*	Limited Liability Company Agreement of ARAMARK Sports and Entertainment Group, LLC

3.147*	Certificate of Formation of ARAMARK Sports and Entertainment Services of Texas, LLC

3.148*	Company Agreement of ARAMARK Sports and Entertainment Services of Texas, LLC

3.149*	Certificate of Formation of ARAMARK Sports and Entertainment Services, LLC

3.150*	Limited Liability Company Agreement of ARAMARK Sports and Entertainment Services, LLC

3.151*	Certificate of Formation of ARAMARK Sports Facilities, LLC

3.152*	Operating Agreement of ARAMARK Sports Facilities, LLC

3.153*	Certificate of Formation of ARAMARK Sports, LLC

3.154*	Limited Liability Company Agreement of ARAMARK Sports, LLC

3.155*	Certificate of Formation of ARAMARK Summer Games 1996, LLC

3.156*	Limited Liability Company Agreement of ARAMARK Summer Games 1996, LLC

3.157*	Certificate of Formation of ARAMARK U.S. Offshore Services, LLC

3.158*	Limited Liability Company Agreement of ARAMARK U.S. Offshore Services, LLC

3.159*	Certificate of Incorporation of ARAMARK Uniform & Career Apparel Group, Inc.

3.160*	By-laws of ARAMARK Uniform & Career Apparel Group, Inc.

3.161*	Certificate of Formation of ARAMARK Uniform & Career Apparel, LLC

3.162*	Limited Liability Company Agreement of ARAMARK Uniform & Career Apparel, LLC

3.163*	Restated Certificate of Incorporation of ARAMARK Uniform Manufacturing Company

3.164*	By-laws of ARAMARK Uniform Manufacturing Company

Exhibit No.	Description
3.165*	Certificate of Formation of ARAMARK Uniform Services (Matchpoint) LLC

3.166*	Operating Agreement of ARAMARK Uniform Services (Matchpoint) LLC

3.167*	Certificate of Formation of ARAMARK Uniform Services (Midwest) LLC (Delaware)

3.168*	Operating Agreement of ARAMARK Uniform Services (Midwest) LLC (Delaware)

3.169*	Certificate of Formation of ARAMARK Uniform Services (Texas) LLC

3.170*	Operating Agreement of ARAMARK Uniform Services (Texas) LLC

3.171*	Certificate of Formation of ARAMARK Uniform Services (Pittsburgh) LLC

3.172*	Operating Agreement of ARAMARK Uniform Services (Pittsburgh) LLC

3.173*	Certificate of Formation of ARAMARK Uniform Services (Rochester) LLC

3.174*	Limited Liability Company Agreement of ARAMARK Uniform Services (Rochester) LLC

3.175*	Certificate of Formation of ARAMARK Uniform Services (Santa Ana) LLC

3.176*	Limited Liability Company Agreement of ARAMARK Uniform Services (Santa Ana) LLC

3.177*	Certificate of Formation of ARAMARK Uniform Services (Syracuse) LLC

3.178*	Limited Liability Company Agreement ARAMARK Uniform Services (Syracuse) LLC

3.179*	Certificate of Formation of ARAMARK Uniform Services (West Adams) LLC

3.180*	Operating Agreement of ARAMARK Uniform Services (West Adams) LLC

3.181*	Certificate of Incorporation of ARAMARK Venue Services, Inc.

3.182*	By-laws of ARAMARK Venue Services, Inc.

3.183*	Certificate of Incorporation of Delsac VIII, Inc.

3.184*	By-laws of Delsac VIII, Inc.

3.185*	Certificate of Formation of Fine Host Holdings, LLC

3.186*	Limited Liability Company Agreement of Fine Host Holdings, LLC

3.187*	Certificate of Formation of Galls, an ARAMARK Company, LLC

3.188*	Operating Agreement of Galls, an ARAMARK Company, LLC

3.189*	Certificate of Formation of Harrison Conference Associates, LLC

3.190*	Limited Liability Company Agreement of Harrison Conference Associates, LLC

3.191*	Certificate of Incorporation of Harrison Conference Center of Glen Cove, Inc.

3.192*	By-laws of Harrison Conference Center of Glen Cove, Inc.

3.193*	Articles of Incorporation of Harrison Conference Center of Lake Bluff, Inc.

3.194*	By-laws of Harrison Conference Center of Lake Bluff, Inc.

3.195*	Certificate of Organization of Harrison Conference Services of Massachusetts, LLC

3.196*	Operating Agreement of Harrison Conference Services of Massachusetts, LLC

3.197*	Articles of Organization of Harrison Conference Services of North Carolina, LLC

3.198*	Operating Agreement of Harrison Conference Services of North Carolina, LLC

3.199*	Certificate of Incorporation of Harrison Conference Services of Princeton, Inc.

Exhibit No.	Description
3.200*	By-laws of Harrison Conference Services of Princeton, Inc.

3.201*	Certificate of Organization of Harrison Conference Services of Wellesley, LLC

3.202*	Operating Agreement of Harrison Conference Services of Wellesley, LLC

3.203*	Certificate of Formation of Harry M. Stevens, LLC

3.204*	Operating Agreement of Harry M. Stevens, LLC

3.205*	Certificate of Incorporation of Harry M. Stevens, Inc. of New Jersey

3.206*	By-laws of Harry M. Stevens, Inc. of New Jersey

3.207*	Articles of Incorporation of Harry M. Stevens, Inc. of Penn.

3.208*	By-laws of Harry M. Stevens, Inc. of Penn.

3.209*	Articles of Organization of Kowalski-Dickow Associates, LLC

3.210*	Limited Liability Company Agreement of Kowalski-Dickow Associates, LLC

3.211*	Articles of Organization-Conversion of L&N Uniform Supply, LLC

3.212*	Operating Agreement of L&N Uniform Supply, LLC

3.213*	Articles of Organization-Conversion of Lake Tahoe Cruises, LLC

3.214*	Operating Agreement of Lake Tahoe Cruises, LLC

3.215*	Certificate of Formation of Landy Textile Rental Services, LLC

3.216*	Operating Agreement of Landy Textile Rental Services, LLC

3.217*	Articles of Incorporation of MyAssistant, Inc.

3.218*	By-laws of MyAssistant, Inc.

3.219*	Articles of Incorporation of Overall Laundry Services, Inc.

3.220*	By-laws of Overall Laundry Services, Inc.

3.221*	Articles of Organization of Paradise Hornblower, LLC

3.222*	Amended and Restated Operating Agreement of Paradise Hornblower, LLC

3.223*	Restated Articles of Incorporation of Restaura, Inc.

3.224*	By-laws of Restaura, Inc.

3.225*	Certificate of Formation of SeamlessWeb Professional Solutions, LLC

3.226*	Limited Liability Company Agreement of SeamlessWeb Professional Solutions, LLC

3.227*	Articles of Incorporation of Shoreline Operating Company, Inc.

3.228*	By-laws of Shoreline Operating Company, Inc.

3.229*	Certificate of Limited Partnership of Tahoe Rocket LP

3.230*	Limited Partnership Agreement of Tahoe Rocket LP

3.231*	Certificate of Formation of The Menu Marketing Group, LLC

3.232*	Limited Liability Company Agreement of The Menu Marketing Group, LLC

3.233*	Articles of Organization of Travel Systems, LLC

3.234*	Operating Agreement of Travel Systems, LLC

Exhibit No.	Description
4.1	Form of Guaranteed Indenture, among ARAMARK Services, Inc., ARAMARK Corporation, as guarantor, and Bank One Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.4 to ARAMARK Corporation’s Registration Statement on Form S-3 filed with the SEC on March 27, 2002, pursuant to the Securities Act (Registration No. 33-85050)).

4.2	Indenture, dated as of January 26, 2007, among the Company, RMK Acquisition Corporation, the Guarantors party thereto and The Bank of New York, as Trustee (incorporated by reference to Exhibit 4.1 to ARAMARK Corporation’s Current Report on Form 8-K filed with the SEC on February 1, 2007, pursuant to the Exchange Act (file number 001-16807)).

4.3	Registration Rights Agreement, dated as of January 26, 2007, among RMK Acquisition Corporation, the Company, the Guarantors party thereto, and JP Morgan Securities, Inc. and Goldman, Sachs & Co., as representatives of the initial purchasers (incorporated by reference to Exhibit 4.2 to ARAMARK Corporation’s Current Report on Form 8-K filed with the SEC on February 1, 2007, pursuant to the Exchange Act (file number 001-16807)).

4.4	Supplemental Indenture, dated as of March 30, 2007, to the Indenture dated as of January 26, 2007 among ARAMARK Corporation, the Guarantors listed on the signature page thereto and The Bank of New York, as Trustee (incorporated by reference to Exhibit 99.3 to ARAMARK Corporation’s Current Report on Form 8-K filed with the SEC on April 5, 2007, pursuant to the Exchange Act (file number 001-16807)).

5.1***	Opinion of Simpson Thacher & Bartlett LLP.

10.1	Employment Agreement dated November 2, 2004 between ARAMARK Corporation and Joseph Neubauer (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K/A filed with the SEC on November 8, 2004, pursuant to the Exchange Act (file number 001-16807)).

10.2	Amendment, effective as of January 26, 2007, to the Employment Agreement dated November 2, 2004 between ARAMARK Corporation and Joseph Neubauer (incorporated by reference to Exhibit 10.3 to ARAMARK Corporation’s Current Report on Form 8-K filed with the SEC on February 1, 2007, pursuant to the Exchange Act (file number 001-16807)).

10.3	Form of Agreement Relating to Employment and Post-Employment Competition and Schedule 1 listing each Executive Officer who is a party to such Agreement (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on July 19, 2007, pursuant to the Exchange Act (file number 001-04762)).

10.4	Agreement Relating to Employment and Post-Employment Competition dated November 12, 2003 between ARAMARK Corporation and Christopher Holland (incorporated by reference to Exhibit 10.14 to ARAMARK Corporation’s Annual Report on Form 10-K filed with the SEC on December 10, 2004, pursuant to the Exchange Act (file number 001-16807)).

10.5	Letter Agreement dated June 3, 2006 between ARAMARK Corporation and John R. Donovan, Jr. (incorporated by reference to Exhibit 10.1 to ARAMARK Corporation’s Current Report on Form 8-K filed with the SEC on June 13, 2006, pursuant to the Exchange Act (File No. 001-16807)).

10.6	Credit Agreement, dated as of January 26, 2007, among the financial institutions parties thereto, as the lenders, Citibank, N.A., as Administrative Agent and Collateral Agent, and RMK Acquisition Corporation, ARAMARK Canada Ltd., ARAMARK Investments Limited, ARAMARK Ireland Holdings Limited, ARAMARK Holdings GmbH & Co. KG and ARAMARK GmbH, as borrowers, and the guarantors from time to time party thereto, and Goldman Sachs Credit Partners L.P. and J.P. Morgan Securities Inc., as Joint Lead Arrangers, Joint Bookrunners and Co-Syndication Agents, and Barclays Bank PLC and Wachovia Bank, National Association, as Co-Documentation Agents (incorporated by reference to Exhibit 10.1 to ARAMARK Corporation’s Current Report on Form 8-K filed with the SEC on February 1, 2007, pursuant to the Exchange Act (file number 001-16807)).

Exhibit No.	Description

10.7	U.S. Pledge and Security Agreement, dated as of January 26, 2007, among Aramark Intermediate Holdco Corporation, RMK Acquisition Corporation, the Company, the Subsidiary Parties from time to time party thereto and Citibank, N.A., as collateral agent (incorporated by reference to Exhibit 10.2 to ARAMARK Corporation’s Current Report on Form 8-K filed with the SEC on February 1, 2007, pursuant to the Exchange Act (file number 001-16807)).

10.8	Amendment No. 1, dated as of March 28, 2007 to the Credit Agreement, dated as of January 26, 2007, among ARAMARK Corporation (as successor to RMK Acquisition Corporation), ARAMARK Canada Ltd., ARAMARK Investments Limited, ARAMARK Ireland Holdings Limited, ARAMARK Holdings GmbH & CO. KG, ARAMARK GmbH, ARAMARK Intermediate Holdco Corporation, the Subsidiary Guarantors (as defined therein), the Lenders (as defined therein), Citibank, N.A., as administrative agent and collateral agent for the Lenders and the other parties thereto from time to time (incorporated by reference to Exhibit 10.1 to ARAMARK Corporations Current Report on Form 8-K filed with the SEC on April 2, 2007, pursuant to the Exchange Act (file number 001-16807)).

10.9	Assumption Agreement, dated as of March 30, 2007, relating to the Credit Agreement dated as of January 26, 2007 among ARAMARK Corporation, the other Borrowers and Loan Guarantors party thereto, the Lenders party thereto, Citibank, N.A., as administrative agent and collateral agent for the Lenders, and the other parties thereto from time to time (incorporated by reference to Exhibit 99.2 to ARAMARK Corporation’s Current Report on Form 8-K filed with the SEC on April 5, 2007, pursuant to the Exchange Act (file number 001-16807)).

10.10	Master Distribution Agreement effective as of November 25, 2006, between SYSCO Corporation and ARAMARK Food and Support Services Group, Inc. (incorporated by reference to Exhibit 10.1 to ARAMARK Corporation’s Quarterly Report on Form 10-Q filed with the SEC on February 7, 2007, pursuant to the Exchange Act (File No. 001-16807)).

10.11	Stock Purchase Agreement dated March 3, 2003 among Knowledge Schools, Inc., Children’s Discovery Centers of America, Inc. (to be renamed Knowledge Learning Corporation), ARAMARK Corporation, ARAMARK Organizational Services, Inc. and ARAMARK Educational Resources, Inc. (incorporated by reference to Exhibit 10.1 to ARAMARK Corporation’s Quarterly Report on Form 10-Q filed with the SEC on May 12, 2003, pursuant to the Exchange Act (File No. 001-16807)).

10.12	First Amendment to Stock Purchase Agreement dated March 14, 2003 among Knowledge Schools, Inc., Children’s Discovery Centers of America, Inc. (to be renamed Knowledge Learning Corporation), ARAMARK Corporation, ARAMARK Organizational Services, Inc. and ARAMARK Educational Resources, Inc. (incorporated by reference to Exhibit 10.2 to ARAMARK Corporation’s Quarterly Report on Form 10-Q filed with the SEC on May 12, 2003, pursuant to the Exchange Act (File No. 001-16807)).

10.13	Second Amendment to Stock Purchase Agreement, dated May 9, 2003, among Knowledge Schools, Inc., Knowledge Learning Corporation formerly known as Children’s Discovery Centers of America, Inc., ARAMARK Corporation, ARAMARK Organizational Services, Inc. and ARAMARK Educational Resources, Inc. (incorporated by reference to Exhibit 10.1 to ARAMARK Corporation’s Quarterly Report on Form 10-Q filed with the SEC on August 11, 2003, pursuant to the Exchange Act (File No. 001-16807)).

10.14	Amended and Restated ARAMARK 2001 Stock Unit Retirement Plan (incorporated by reference to Exhibit 10.22 to ARAMARK Corporation’s Annual Report on Form 10-K filed with the SEC on December 19, 2003, pursuant to the Exchange Act (File No. 001-16807)).

10.15	ARAMARK 2001 Deferred Compensation Plan (incorporated by reference to Exhibit 10.1 to ARAMARK Corporation’s Registration Statement on Form S-8 filed with the Commission on May 24, 2002, pursuant to the Securities Act (Registration No. 333-89120)).

Exhibit No.	Description

10.16	ARAMARK Savings Incentive Retirement Plan (A Successor Plan to the “ARAMARK 2005 Stock Unit Retirement Plan”) (incorporated by reference to Exhibit 10.1 to ARAMARK Corporation’s Current Report on Form 8-K filed with the SEC on February 9, 2007, pursuant to the Exchange Act (file number 001-16807)).

10.17	Amended and Restated ARAMARK 2005 Deferred Compensation Plan (incorporated by reference to Exhibit 10.3 to the Company’s Quarterly Report on Form 10-Q filed with the SEC on August 8, 2007, pursuant to the Exchange Act (file number 001-04762)).

10.18	Form of Indemnification Agreement and attached schedule (incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K filed with the SEC on August 10, 2005, pursuant to the Exchange Act (file number 001-16807)).

10.19	Form of Non-Qualified Stock Option Agreement with ARAMARK Holdings Corporation (incorporated by reference to Exhibit 10.5 to ARAMARK Corporation’s Current Report on Form 8-K filed with the SEC on February 1, 2007, pursuant to the Exchange Act (file number 001-16807)).

10.20	Form of Restricted Stock Award Agreement with ARAMARK Holdings Corporation (incorporated by reference to Exhibit 10.7 to ARAMARK Corporation’s Current Report on Form 8-K filed with the SEC on February 1, 2007, pursuant to the Exchange Act (file number 001-16807)).

10.21	Amendment, effective as of November 15, 2007, to the Employment Agreement dated November 2, 2004 between ARAMARK Corporation and Joseph Neubauer (incorporated by reference to Exhibit 10.1 to ARAMARK Corporation’s Current Report on Form 8-K filed with the SEC on November 16, 2007, pursuant to the Exchange Act (file number 001-04762)).

10.22	ARAMARK Holdings Corporation 2007 Management Stock Incentive Plan, as amended and restated (incorporated by reference to Exhibit 10.2 to ARAMARK Corporation’s Current Report on Form 8-K filed with the SEC on November 16, 2007, pursuant to the Exchange Act (file number 001-04762)).

10.23	Form of Non-Qualified Stock Option Agreement with ARAMARK Holdings Corporation (incorporated by reference to Exhibit 10.2 to ARAMARK Corporation’s Quarterly Report on Form 10-Q filed with the SEC on August 8, 2007, pursuant to the Exchange Act (file number 001-04762)).

10.24	Form of Non-Qualified Stock Option Agreement with ARAMARK Holdings Corporation (incorporated by reference to Exhibit 10.3 to ARAMARK Corporation’s Current Report on Form 8-K filed with the SEC on November 16, 2007, pursuant to the Exchange Act (file number 001-04762)).

10.25	Schedule 1 to Non Qualified Stock Option Agreement (incorporated by reference to Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q filed with the SEC on August 8, 2007, pursuant to the Exchange Act (file number 001-04762).

10.26	Amended and Restated Saving Incentive Retirement Plan (incorporated by reference to Exhibit 10.4 to the Company’s Quarterly Report on Form 10-Q filed with the SEC on August 8, 2007, pursuant to the Exchange Act (file number 001-04762).

10.27	Amended Survivor Income Protection Plan (incorporated by reference to Exhibit 10.5 to the Company’s Quarterly Report on Form 10-Q filed with the SEC on August 8, 2007, pursuant to the Exchange Act (file number 001-04762)).

10.28	Senior Executive Annual Performance Bonus Plan (incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K filed with the SEC on November 16, 2007, pursuant to the Exchange Act (File number 001-04762)).

Exhibit No.	Description

10.29	First Amendment to ARAMARK Holdings Corporation 2007 Management Stock Incentive Plan (incorporated by reference to Exhibit 10.1 to ARAMARK Corporation’s Quarterly Report on Form 10-Q filed with the SEC on February 6, 2008, pursuant to the Exchange Act (file number 001-04762)).

10.30	Agreement Relating to Employment and Post-Employment Competition dated November 14, 2007 between ARAMARK Corporation and Joseph Munnelly (incorporated by reference to Exhibit 10.2 to ARAMARK Corporation’s Quarterly Report on Form 10-Q filed with the SEC on February 6, 2008, pursuant to the Exchange Act (file number 001-04762)).

10.31	Schedule 1 to Non Qualified Stock Option Agreement (incorporated by reference to Exhibit 10.1 ARAMARK Corporation’s Current Report on Form 8-K filed with the SEC on August 8, 2008, pursuant to the Exchange Act (file number 001-04762)).

10.32	Schedule 1 to Outstanding Non Qualified Stock Option Agreements (incorporated by reference to Exhibit 10.1 ARAMARK Corporation’s Current Report on Form 8-K filed with the SEC on November 14, 2008, pursuant to the Exchange Act (file number 001-04762)).

10.33	Form of Schedule 1 to Form of Non Qualified Stock Option Agreement Agreements (incorporated by reference to Exhibit 10.2 ARAMARK Corporation’s Current Report on Form 8-K filed with the SEC on November 14, 2008, pursuant to the Exchange Act (file number 001-04762)).

10.34	Letter relating to Joseph Neubauer’s Employment Agreement dated November 14, 2008 (incorporated by reference to Exhibit 10.4 to ARAMARK Corporation’s Annual Report on Form 10-K filed with the SEC on December 15, 2008, pursuant to the Exchange Act (file number 001-04762)).

10.35	Form of Amendment to Agreement Relating to Employment and Post-Employment Competition (incorporated by reference to Exhibit 10.8 to ARAMARK Corporation’s Annual Report on Form 10-K filed with the SEC on December 15, 2008, pursuant to the Exchange Act (file number 001-04762)).

10.36	Letter Agreement dated May 12, 2009 between ARAMARK Corporation and Bart J. Colli (incorporated by reference to Exhibit 10.1 to the Quarterly Report on Form 10-Q filed with the SEC on May 13, 2009, pursuant to the Exchange Act (file number 001-04762)).

10.37	Second Amendment to ARAMARK Holdings Corporation 2007 Management Stock Incentive Plan. (incorporated by reference to Exhibit 10.13 to ARAMARK Corporation’s Annual Report on Form 10-K filed with the SEC on December 15, 2009, pursuant to the Exchange Act (File No. 001-04762)).

10.38	Schedule 1s to Outstanding Non-Qualified Stock Option Agreements (incorporated by reference to Exhibit 10.18 to ARAMARK Corporation’s Annual Report on Form 10-K filed with the SEC on December 15, 2009, pursuant to the Exchange Act (File No. 001-04762)).

10.39	Form of Schedule 1 to Form of Non-Qualified Stock Option Agreement (beginning with 2010 EBIT targets) (incorporated by reference to Exhibit 10.19 to ARAMARK Corporation’s Annual Report on Form 10-K filed with the SEC on December 15, 2009, pursuant to the Exchange Act (File No. 001-04762)).

10.40	Amendment to Outstanding Non-Qualified Stock Option Agreements dated March 1, 2010 (incorporated by reference to Exhibit 10.1 to ARAMARK Corporation’s Current Report on Form 8-K filed with the SEC on March 1, 2010 pursuant to the Exchange Act (file number 001-04762)).

10.41	Schedules 1 to Outstanding Non Qualified Stock Option Agreements (incorporated by reference to Exhibit 10.2 to ARAMARK Corporation’s Current Report on Form 8-K filed with the SEC on March 1, 2010 pursuant to the Exchange Act (file number 001-04762)).

10.42	Form of Non-Qualified Stock Option Agreement (incorporated by reference to Exhibit 10.3 to ARAMARK Corporation’s Current Report on Form 8-K filed with the SEC on March 1, 2010 pursuant to the Exchange Act (file number 001-04762)).

Exhibit No.	Description

10.43	Third Amendment to ARAMARK Holdings Corporation 2007 Management Stock Incentive Plan dated March 1, 2010 (incorporated by reference to Exhibit 10.4 to ARAMARK Corporation’s Current Report on Form 8-K filed with the SEC on March 1, 2010 pursuant to the Exchange Act (file number 001-04762)).

10.44	Credit Agreement, dated as of January 26, 2007, as amended and restated as of March 26, 2010, by and among ARAMARK Corporation (as successor to RMK Acquisition Corporation), ARAMARK Canada Ltd., ARAMARK Investments Limited, ARAMARK Ireland Holdings Limited, ARAMARK Holdings GmbH & Co KG, ARAMARK GmbH, ARAMARK Intermediate Holdco Corporation, the Guarantors (as defined therein) party thereto, the Lenders (as defined therein), JPMorgan Chase Bank, N.A., as administrative agent, collateral agent and LC facility issuing bank and the other parties thereto from time to time (incorporated by reference to Exhibit 10.1 to ARAMARK Corporation’s Current Report on Form 8-K filed with the SEC on March 31, 2010 pursuant to the Exchange Act (file number 001-04762)).

10.45	Schedule 1 to Form of Non-Qualified Stock Option Agreement (beginning with 2011 EBIT targets) (incorporated by reference to Exhibit 10.1 to ARAMARK Corporation’s Quarterly Report on Form 10-Q filed with the SEC on August 11, 2010 pursuant to the Exchange Act (file number 001-04762)).

10.46	Amendment Agreement to Master Distribution Agreement dated October 14, 2010 (incorporated by reference to Exhibit 10.1 to ARAMARK Corporation’s Current Report on Form 8-K filed with the SEC on October 18, 2010 pursuant to the Exchange Act (file number 001-04762)).

12	Ratio of Earnings to Fixed Charges (incorporated by reference to Exhibit 12 to ARAMARK Corporation’s Annual Report on Form 10-K filed with the SEC on December 16, 2010 pursuant to the Exchange Act (file number 001-04762)).

21	List of subsidiaries of ARAMARK Corporation (incorporated by reference to Exhibit 21 to ARAMARK Corporation’s Annual Report on Form 10-K filed with the SEC on December 16, 2010 pursuant to the Exchange Act (file number 001-04762)).

23.1**	Consent of KPMG LLP.

23.2**	Consent of Deloitte Touche Tohmatsu LLC.

24**	Power of Attorney (included on the signature page hereto).

25*	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of the Bank of New York with respect to the Indenture

99.1	Audited Financial Statements of AIM Services Co., Ltd. (incorporated by reference to Exhibit 99.1 to ARAMARK Corporation Form 10-K filed with the SEC on December 16, 2010 pursuant to the Exchange Act (file number 001-04762)).

*	Incorporated by reference to the Registration Statement on Form S-4 of ARAMARK Corporation filed on June 7, 2007.
**	Filed herewith.
***	Previously filed.

(b) Financial Statement Schedules

None.

Item 17	Undertakings

The undersigned registrants hereby undertake:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1993;

(ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4) That, for the purpose of determining liability of the registrant under the Securities Act to any purchaser in the initial distribution of the securities:

The undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i) Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

(ii) Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

(iii) The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

(iv) Any other communication that is an offered in the offering made by the undersigned registrant to the purchaser.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers, or controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrants of expenses incurred or paid by a director, officer or controlling person of the registrants in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrants will, unless in the opinion of it counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The undersigned registrant hereby undertakes to respond to requests for information that is incorporated by reference into the prospectus pursuant to Item 11A or 12 of this Form S-1, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

The undersigned registrant hereby undertakes to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, ARAMARK Corporation has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on December 16, 2010.

ARAMARK CORPORATION

By:	*
Name:	Joseph Neubauer
Title:	Chairman and Chief Executive Officer

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Christopher S. Holland, Harold Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on December 16, 2010.

Signature	Capacity

* Joseph Neubauer	Chairman, Chief Executive Officer (Principal Executive Officer) and Director

* L. Frederick Sutherland	Executive Vice President, Chief Financial Officer (Principal Financial Officer) and Director

* Joseph M. Munnelly	Senior Vice President, Controller and Chief Accounting Officer (Principal Accounting Officer)

/S/ CHRISTOPHER S. HOLLAND Christopher S. Holland	Senior Vice President, Treasurer and Director

By:	/S/ CHRISTOPHER S. HOLLAND
Name: Christopher S. Holland Title: Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Addison Concessions, Inc. has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on December 16, 2010.

ADDISON CONCESSIONS, INC.

By:	*
Name:	Elizabeth B. Cartmell
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Christopher S. Holland, Harold Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on December 16, 2010.

Signature	Capacity

* Elizabeth B. Cartmell	President (Principal Executive Officer) and Director

* Christopher S. Holland	Treasurer (Principal Financial Officer) and Director

* Joseph M. Munnelly	Serving as Principal Accounting Officer

By:	/S/ ROBERT T. RAMBO, JR.
Name: Robert T. Rambo, Jr. Title: Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, American Snack & Beverage, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Philadelphia, Commonwealth of Pennsylvania on December 16, 2010.

AMERICAN SNACK & BEVERAGE, LLC

By:	/S/ IRA R. COHN
Name:	Ira R. Cohn
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Christopher S. Holland, Harold Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on December 16, 2010.

Signature	Capacity

/S/ IRA R. COHN Ira R. Cohn	President (Principal Executive Officer)

* Christopher S. Holland	Treasurer (Principal Financial Officer) and Director of ARAMARK Corporation, the indirect controlling Member

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director of ARAMARK Corporation, the indirect controlling Member

By:	/S/ ROBERT T. RAMBO, JR.
Name: Robert T. Rambo, Jr. Title: Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, ARAMARK American Food Services, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on December 16, 2010.

ARAMARK AMERICAN FOOD SERVICES, LLC

By:	*
Name:	Elizabeth B. Cartmell
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Christopher S. Holland, Harold Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on December 16, 2010.

Signature	Capacity

* Elizabeth B. Cartmell	President (Principal Executive Officer)

* Christopher S. Holland	Treasurer (Principal Financial Officer) and Director of ARAMARK Corporation, the indirect controlling Member

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director of ARAMARK Corporation, the indirect controlling Member

By:	/S/ ROBERT T. RAMBO, JR.
Name: Robert T. Rambo, Jr. Title: Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, ARAMARK Asia Management, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on December 16, 2010.

ARAMARK ASIA MANAGEMENT, LLC

By:	/S/ MARTIN K. WELCH
Name:	Martin K. Welch
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Christopher S. Holland, Harold Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on December 16, 2010.

Signature	Capacity

/S/ MARTIN K. WELCH Martin K. Welch	President (Principal Executive Officer)

* Christopher S. Holland	Treasurer (Principal Financial Officer) and Director of ARAMARK Japan, Inc., the Sole Member

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director of the Sole Member

By:	/S/ ROBERT T. RAMBO, JR.
Name: Robert T. Rambo, Jr. Title: Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, ARAMARK Aviation Services Limited Partnership has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on December 16, 2010.

ARAMARK AVIATION SERVICES LIMITED PARTNERSHIP

By:	*
Name:	Christopher S. Holland
Title:	Treasurer, ARAMARK SMMS, LLC, the General Partner

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Christopher S. Holland, Harold Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on December 16, 2010.

Signature	Capacity

* Christopher S. Holland	Director of ARAMARK Corporation, the Sole Member of ARAMARK SMMS, LLC, the General Partner

* L. Frederick Sutherland	Director of ARAMARK Corporation, the Sole Member of ARAMARK SMMS, LLC, the General Partner

By:	/S/ ROBERT T. RAMBO, JR.
Name: Robert T. Rambo, Jr. Title: Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, ARAMARK Business Dining Services of Texas, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on December 16, 2010.

ARAMARK BUSINESS DINING SERVICES OF TEXAS, LLC

By:	/S/ GARY CROMPTON
Name:	Gary Crompton
Title:	President

POWER OF ATTORNEY

Each person whose signature appears above and below hereby constitutes and appoints Christopher S. Holland, Harold Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on December 16, 2010.

Signature	Capacity

/S/ GARY CROMPTON Gary Crompton	President (Principal Executive Officer)

* L. Frederick Sutherland	Director of ARAMARK Corporation, the Sole Member

* Christopher S. Holland	Director of ARAMARK Corporation, the Sole Member, and serving as Principal Financial Officer

* Joseph M. Munnelly	Serving as Principal Accounting Officer

By:	/S/ ROBERT T. RAMBO, JR.
Name: Robert T. Rambo, Jr. Title: Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, ARAMARK Campus, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on December 16, 2010.

ARAMARK CAMPUS, LLC

By:	*
Name:	L. Frederick Sutherland
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Christopher S. Holland, Harold Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on December 16, 2010.

Signature	Capacity

* L. Frederick Sutherland	President (Principal Executive Officer) and Director of ARAMARK Corporation, the indirect controlling Member

* Christopher S. Holland	Treasurer (Principal Financial Officer) and Director of ARAMARK Corporation, the indirect controlling Member

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

By:	/S/ ROBERT T. RAMBO, JR.
Name: Robert T. Rambo, Jr. Title: Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, ARAMARK Capital Asset Services, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on December 16, 2010.

ARAMARK CAPITAL ASSET SERVICES, LLC

By:	/S/ JOHN A. BABIARZ
Name:	John A. Babiarz
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Christopher S. Holland, Harold Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on December 16, 2010.

Signature	Capacity

/S/ JOHN A. BABIARZ John A. Babiarz	President (Principal Executive Officer)

* Christopher S. Holland	Treasurer (Principal Financial Officer) and Director of ARAMARK Corporation, the Sole Member

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director of the Sole Member and serving as Principal Executive Officer

By:	/S/ ROBERT T. RAMBO, JR.
Name: Robert T. Rambo, Jr. Title: Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, ARAMARK Cleanroom Services, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Burbank, State of California, on December 16, 2010.

ARAMARK CLEANROOM SERVICES, LLC

By:	*
Name:	Thomas J. Vozzo
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Christopher S. Holland, Harold Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on December 16, 2010.

Signature	Capacity

* Thomas J. Vozzo	President (Principal Executive Officer)

* Christopher S. Holland	Treasurer (Principal Financial Officer) and Director of ARAMARK Uniform & Career Apparel Group, Inc., the indirect controlling Member

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director of ARAMARK Uniform & Career Apparel Group, Inc., the indirect controlling Member

By:	/S/ ROBERT T. RAMBO, JR.
Name: Robert T. Rambo, Jr. Title: Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, ARAMARK Cleanroom Services (Puerto Rico), Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Burbank, State of California, on December 16, 2010.

ARAMARK CLEANROOM SERVICES (PUERTO RICO), INC.

By:	*
Name:	Thomas J. Vozzo
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Christopher S. Holland, Harold Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on December 16, 2010.

Signature	Capacity

* Thomas J. Vozzo	President (Principal Executive Officer)

* Christopher S. Holland	Treasurer (Principal Financial Officer) and Director

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director

By:	/S/ ROBERT T. RAMBO, JR.
Name: Robert T. Rambo, Jr. Title: Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, ARAMARK Clinical Technology Services, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on December 16, 2010.

ARAMARK CLINICAL TECHNOLOGY SERVICES, LLC

By:	*
Name:	John A. Babiarz
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Christopher S. Holland, Harold Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on December 16, 2010.

Signature	Capacity

* John A. Babiarz	President (Principal Executive Officer)

* Christopher S. Holland	Treasurer (Principal Financial Officer) and Director of ARAMARK Corporation, the indirect controlling Member

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director of ARAMARK Corporation, the indirect controlling Member

By:	/S/ ROBERT T. RAMBO, JR.
Name: Robert T. Rambo, Jr. Title: Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, ARAMARK Confection, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on December 16, 2010.

ARAMARK CONFECTION, LLC

By:	*
Name:	Elizabeth B. Cartmell
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Christopher S. Holland, Harold Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on December 16, 2010.

Signature	Capacity

* Elizabeth B. Cartmell	President (Principal Executive Officer)

* Christopher S. Holland	Treasurer (Principal Financial Officer) and Director of ARAMARK Corporation, the indirect controlling Member

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director of ARAMARK Corporation, the indirect controlling Member

By:	/S/ ROBERT T. RAMBO, JR.
Name: Robert T. Rambo, Jr. Title: Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, ARAMARK Consumer Discount Company has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on December 16, 2010.

ARAMARK CONSUMER DISCOUNT COMPANY

By:	*
Name:	Christopher S. Holland
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Christopher S. Holland, Harold Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on December 16, 2010.

Signature	Capacity

* Christopher S. Holland	President (Principal Executive Officer and Principal Financial Officer) and Sole Director

* Joseph M. Munnelly	Serving as Principal Accounting Officer

By:	/S/ ROBERT T. RAMBO, JR.
Name: Robert T. Rambo, Jr. Title: Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, ARAMARK Correctional Services, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on December 16, 2010.

ARAMARK CORRECTIONAL SERVICES, LLC

By:	/S/ SCOTT PARRILL
Name:	Scott Parrill
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Christopher S. Holland, Harold Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on December 16, 2010.

Signature	Capacity

/S/ SCOTT PARRILL Scott Parrill	President (Principal Executive Officer)

* Christopher S. Holland	Treasurer (Principal Financial Officer) and Director of ARAMARK Corporation, the Sole Member

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director of the Sole Member

By:	/S/ ROBERT T. RAMBO, JR.
Name: Robert T. Rambo, Jr. Title: Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, ARAMARK CTS, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on December 16, 2010.

ARAMARK CTS, LLC

By:	*
Name:	John A. Babiarz
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Christopher S. Holland, Harold Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on December 16, 2010.

Signature	Capacity

* John A. Babiarz	President (Principal Executive Officer)

* Christopher S. Holland	Treasurer (Principal Financial Officer) and Director of ARAMARK Corporation, the Sole Member

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director of the Sole Member

By:	/S/ ROBERT T. RAMBO, JR.
Name: Robert T. Rambo, Jr. Title: Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, ARAMARK Distribution Services, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Burbank, State of California, on December 16, 2010.

ARAMARK DISTRIBUTION SERVICES, INC.

By:	*
Name:	Thomas J. Vozzo
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Christopher S. Holland, Harold Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on December 16, 2010.

Signature	Capacity

* Thomas J. Vozzo	President (Principal Executive Officer)

* Christopher S. Holland	Treasurer (Principal Financial Officer) and Director

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director

By:	/S/ ROBERT T. RAMBO, JR.
Name: Robert T. Rambo, Jr. Title: Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, ARAMARK Educational Group, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, December 16, 2010.

ARAMARK EDUCATIONAL GROUP, LLC

By:	*
Name:	Christine Hackem
Title:	Vice President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Christopher S. Holland, Harold Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on December 16, 2010.

Signature	Capacity

* Christine Hackem	Vice President (serving as Principal Executive Officer)

* Christopher S. Holland	Treasurer (Principal Financial Officer) and Director of ARAMARK Corporation, the Sole Member

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director of the Sole Member

By:	/S/ ROBERT T. RAMBO, JR.
Name: Robert T. Rambo, Jr. Title: Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, ARAMARK Educational Services of Texas, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on December 16, 2010.

ARAMARK EDUCATIONAL SERVICES OF TEXAS, LLC

By:	*
Name:	Elizabeth B. Cartmell
Title:	President

POWER OF ATTORNEY

Each person whose signature appears above and below hereby constitutes and appoints Christopher S. Holland, Harold Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on December 16, 2010.

Signature	Capacity

* Elizabeth B. Cartmell	President (Principal Executive Officer)

* L. Frederick Sutherland	Director of ARAMARK Corporation, the indirect controlling Member

* Christopher S. Holland	Director of ARAMARK Corporation, the indirect controlling Member, and serving as Principal Financial Officer

* Joseph M. Munnelly	Serving as Principal Accounting Officer

By:	/S/ ROBERT T. RAMBO, JR.
Name: Robert T. Rambo, Jr. Title: Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, ARAMARK Educational Services of Vermont, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on December 16, 2010.

ARAMARK EDUCATIONAL SERVICES OF VERMONT, INC.

By:	*
Name:	Christine Hackem
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Christopher S. Holland, Harold Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on December 16, 2010.

Signature	Capacity

* Christine Hackem	President (Principal Executive Officer)

* Christopher S. Holland	Treasurer (Principal Financial Officer) and Director

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* Alice Dermody	Director

* Michael Williams	Director

By:	/S/ ROBERT T. RAMBO, JR.
Name: Robert T. Rambo, Jr. Title: Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, ARAMARK Educational Services, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on December 16, 2010.

ARAMARK EDUCATIONAL SERVICES, LLC

By:	*
Name:	Christine Hackem
Title:	Vice President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Christopher S. Holland, Harold Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on December 16, 2010.

Signature	Capacity

* Christine Hackem	Vice President (serving as Principal Executive Officer)

* Christopher S. Holland	Treasurer (Principal Financial Officer) and Director of ARAMARK Corporation, the indirect controlling Member

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director of ARAMARK Corporation, the indirect controlling Member

By:	/S/ ROBERT T. RAMBO, JR.
Name: Robert T. Rambo, Jr. Title: Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, ARAMARK Engineering Associates, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on December 16, 2010.

ARAMARK ENGINEERING ASSOCIATES, LLC

By:	*
Name:	Christopher S. Holland
Title:	Treasurer

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Christopher S. Holland, Harold Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on December 16, 2010.

Signature	Capacity

* Christopher S. Holland	Treasurer (Principal Executive Officer and Principal Financial Officer) and Director of ARAMARK SM Management Services, Inc., the Sole Member

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director of the Sole Member

By:	/S/ ROBERT T. RAMBO, JR.
Name: Robert T. Rambo, Jr. Title: Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, ARAMARK Entertainment, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on December 16, 2010.

ARAMARK ENTERTAINMENT, LLC

By:	*
Name:	Elizabeth B. Cartmell
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Christopher S. Holland, Harold Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on December 16, 2010.

Signature	Capacity

* Elizabeth B. Cartmell	President (Principal Executive Officer)

* Christopher S. Holland	Treasurer (Principal Financial Officer) and Director of ARAMARK Corporation, the indirect controlling Member

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director of ARAMARK Corporation, the indirect controlling Member

By:	/S/ ROBERT T. RAMBO, JR.
Name: Robert T. Rambo, Jr. Title: Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, ARAMARK Executive Management Services USA, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on December 16, 2010.

ARAMARK EXECUTIVE MANAGEMENT SERVICES USA, INC.

By:	*
Name:	L. Frederick Sutherland
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Christopher S. Holland, Harold Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on December 16, 2010.

Signature	Capacity

* L. Frederick Sutherland	President (Principal Executive Officer)

* Christopher S. Holland	Treasurer (Principal Financial Officer)

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer) and Sole Director

By:	/S/ ROBERT T. RAMBO, JR.
Name: Robert T. Rambo, Jr. Title: Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, ARAMARK Facilities Management, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on December 16, 2010.

ARAMARK FACILITIES MANAGEMENT, LLC

By:	*
Name:	Elizabeth B. Cartmell
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Christopher S. Holland, Harold Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on December 16, 2010.

Signature	Capacity

* Elizabeth B. Cartmell	President (Principal Executive Officer)

* Christopher S. Holland	Treasurer (Principal Financial Officer) and Director of ARAMARK Corporation, the indirect controlling Member

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director of ARAMARK Corporation, the indirect controlling Member

By:	/S/ ROBERT T. RAMBO, JR.
Name: Robert T. Rambo, Jr. Title: Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, ARAMARK Facility Management Corporation of Iowa has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on December 16, 2010.

ARAMARK FACILITY MANAGEMENT CORPORATION OF IOWA

By:	*
Name:	Elizabeth B. Cartmell
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Christopher S. Holland, Harold Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on December 16, 2010.

Signature	Capacity

* Elizabeth B. Cartmell	President (Principal Executive Officer) and Director

* Christopher S. Holland	Treasurer (Principal Financial Officer) and Director

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

By:	/S/ ROBERT T. RAMBO, JR.
Name: Robert T. Rambo, Jr. Title: Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, ARAMARK Facility Services, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on December 16, 2010.

ARAMARK FACILITY SERVICES, LLC

By:	*
Name:	Ira R. Cohn
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Christopher S. Holland, Harold Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on December 16, 2010.

Signature	Capacity

* Ira R. Cohn	President (Principal Executive Officer)

* Christopher S. Holland	Treasurer (Principal Financial Officer) and Director of ARAMARK Corporation, the Sole Member

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director of the Sole Member

By:	/S/ ROBERT T. RAMBO, JR.
Name: Robert T. Rambo, Jr. Title: Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, ARAMARK FHC Business Services, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on December 16, 2010.

ARAMARK FHC BUSINESS SERVICES, LLC

By:	*
Name:	Ira R. Cohn
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Christopher S. Holland, Harold Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on December 16, 2010.

Signature	Capacity

* Ira R. Cohn	President (Principal Executive Officer)

* Christopher S. Holland	Treasurer (Principal Financial Officer) and Director of ARAMARK Corporation, the indirect controlling Member

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director of ARAMARK Corporation, the indirect controlling Member

By:	/S/ ROBERT T. RAMBO, JR.
Name: Robert T. Rambo, Jr. Title: Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, ARAMARK FHC Campus Services, LLC. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on December 16, 2010.

ARAMARK FHC CAMPUS SERVICES, LLC

By:	*
Name:	Christine Hackem
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Christopher S. Holland, Harold Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on December 16, 2010.

Signature	Capacity

* Christine Hackem	President (Principal Executive Officer)

* Christopher S. Holland	Treasurer (Principal Financial Officer) and Director of ARAMARK Corporation, the indirect controlling Member

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director of ARAMARK Corporation, the indirect controlling Member

By:	/S/ ROBERT T. RAMBO, JR.
Name: Robert T. Rambo, Jr. Title: Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, ARAMARK FHC Correctional Services, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on December 16, 2010.

ARAMARK FHC CORRECTIONAL SERVICES, LLC

By:	/S/ SCOTT PARRILL
Name:	Scott Parrill
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Christopher S. Holland, Harold Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on December 16, 2010.

Signature	Capacity

/S/ SCOTT PARRILL Scott Parrill	President (Principal Executive Officer)

* Christopher S. Holland	Treasurer (Principal Financial Officer) and Director of ARAMARK Corporation, the indirect controlling Member

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director of ARAMARK Corporation, the indirect controlling Member

By:	/S/ ROBERT T. RAMBO, JR.
Name: Robert T. Rambo, Jr. Title: Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, ARAMARK FHC Healthcare Support Services, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on December 16, 2010.

ARAMARK FHC HEALTHCARE SUPPORT SERVICES, LLC

By:	*
Name:	John A. Babiarz
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Christopher S. Holland, Harold Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on December 16, 2010.

Signature	Capacity

* John A. Babiarz	President (Principal Executive Officer)

* Christopher S. Holland	Treasurer (Principal Financial Officer) and Director of ARAMARK Corporation, the indirect controlling Member

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director of ARAMARK Corporation, the indirect controlling Member

By:	/S/ ROBERT T. RAMBO, JR.
Name: Robert T. Rambo, Jr. Title: Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, ARAMARK FHC Kansas, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on December 16, 2010.

ARAMARK FHC KANSAS, INC.

By:	*
Name:	Elizabeth B. Cartmell
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Christopher S. Holland, Harold Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on December 16, 2010.

Signature	Capacity

* Elizabeth B. Cartmell	President (Principal Executive Officer) and Director

* Christopher S. Holland	Treasurer (Principal Financial Officer) and Director

* Joseph M. Munnelly	Serving as Principal Accounting Officer

By:	/S/ ROBERT T. RAMBO, JR.
Name: Robert T. Rambo, Jr. Title: Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, ARAMARK FHC Refreshment Services, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on December 16, 2010.

ARAMARK FHC REFRESHMENT SERVICES, LLC

By:	/S/ IRA R. COHN
Name:	Ira R. Cohn
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Christopher S. Holland, Harold Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on December 16, 2010.

Signature	Capacity

/S/ IRA R. COHN Ira R. Cohn	President (Principal Executive Officer)

* Christopher S. Holland	Treasurer (Principal Financial Officer) and Director of ARAMARK Corporation, the indirect controlling Member

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director of ARAMARK Corporation, the indirect controlling Member

By:	/S/ ROBERT T. RAMBO, JR.
Name: Robert T. Rambo, Jr. Title: Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, ARAMARK FHC School Support Services, LLC. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on December 16, 2010.

ARAMARK FHC SCHOOL SUPPORT SERVICES, LLC

By:	*
Name:	Dennis Maple
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Christopher S. Holland, Harold Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on December 16, 2010.

Signature	Capacity

* Dennis Maple	President (Principal Executive Officer)

* Christopher S. Holland	Treasurer (Principal Financial Officer) and Director of ARAMARK Corporation, the indirect controlling Member

* Joseph M. Munnelly	Assistant Treasurer (Principal Financial Officer)

* L. Frederick Sutherland	Director of ARAMARK Corporation, the indirect controlling Member

By:	/S/ ROBERT T. RAMBO, JR.
Name: Robert T. Rambo, Jr. Title: Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, ARAMARK FHC Services, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on December 16, 2010.

ARAMARK FHC SERVICES, LLC

By:	*
Name:	Joseph M. Munnelly
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Christopher S. Holland, Harold Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on December 16, 2010.

Signature	Capacity

* Joseph M. Munnelly	President and Assistant Treasurer (Principal Executive Officer and Principal Accounting Officer)

* Christopher S. Holland	Treasurer (Principal Financial Officer) and Director of ARAMARK Corporation, the indirect controlling Member

* L. Frederick Sutherland	Director of ARAMARK Corporation, the indirect controlling Member

By:	/S/ ROBERT T. RAMBO, JR.
Name: Robert T. Rambo, Jr. Title: Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, ARAMARK FHC Sports and Entertainment Services, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on December 16, 2010.

ARAMARK FHC SPORTS AND ENTERTAINMENT SERVICES, LLC

By:	*
Name:	Elizabeth B. Cartmell
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Christopher S. Holland, Harold Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on December 16, 2010.

Signature	Capacity

* Elizabeth B. Cartmell	President (Principal Executive Officer)

* Christopher S. Holland	Treasurer (Principal Financial Officer) and Director of ARAMARK Corporation, the indirect controlling Member

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director of ARAMARK Corporation, the indirect controlling Member

By:	/S/ ROBERT T. RAMBO, JR.
Name: Robert T. Rambo, Jr. Title: Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, ARAMARK FHC, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on December 16, 2010.

ARAMARK FHC, LLC

By:	*
Name:	Joseph M. Munnelly
Title:	Assistant Treasurer

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Christopher S. Holland, Harold Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on December 16, 2010.

Signature	Capacity

* Christopher S. Holland	Treasurer (Principal Financial Officer) and Director of ARAMARK Corporation, the Sole Member

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director of the Sole Member

By:	/S/ ROBERT T. RAMBO, JR.
Name: Robert T. Rambo, Jr. Title: Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, ARAMARK Food and Support Services Group, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on December 16, 2010.

ARAMARK FOOD AND SUPPORT SERVICES GROUP, INC.

By:	*
Name:	L. Frederick Sutherland
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Christopher S. Holland, Harold Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on December 16, 2010.

Signature	Capacity

* L. Frederick Sutherland	President (Principal Executive Officer) and Director

* Christopher S. Holland	Treasurer (Principal Financial Officer) and Director

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

By:	/S/ ROBERT T. RAMBO, JR.
Name: Robert T. Rambo, Jr. Title: Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, ARAMARK Food Service, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on December 16, 2010.

ARAMARK FOOD SERVICE, LLC

By:	*
Name:	Elizabeth B. Cartmell
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Christopher S. Holland, Harold Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on December 16, 2010.

Signature	Capacity

* Elizabeth B. Cartmell	President (Principal Executive Officer)

* Christopher S. Holland	Treasurer (Principal Financial Officer) and Director of ARAMARK Corporation, the indirect controlling Member

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director of ARAMARK Corporation, the indirect controlling Member

By:	/S/ ROBERT T. RAMBO, JR.
Name: Robert T. Rambo, Jr. Title: Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, ARAMARK Food Service Corporation of Kansas has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on December 16, 2010.

ARAMARK FOOD SERVICE CORPORATION OF KANSAS

By:	*
Name:	Elizabeth B. Cartmell
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Christopher S. Holland, Harold Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on December 16, 2010.

Signature	Capacity

* Elizabeth B. Cartmell	President (Principal Executive Officer) and Director

* Christopher S. Holland	Treasurer (Principal Financial Officer) and Director

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

By:	/S/ ROBERT T. RAMBO, JR.
Name: Robert T. Rambo, Jr. Title: Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, ARAMARK Food Service of Texas, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on December 16, 2010.

ARAMARK FOOD SERVICE OF TEXAS, LLC

By:	*
Name:	Elizabeth B. Cartmell
Title:	President

POWER OF ATTORNEY

Each person whose signature appears above and below hereby constitutes and appoints Christopher S. Holland, Harold Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on December 16, 2010.

Signature	Capacity

* Elizabeth B. Cartmell	President (Principal Executive Officer)

* L. Frederick Sutherland	Director of ARAMARK Corporation, the indirect controlling Member

* Christopher S. Holland	Director of ARAMARK Corporation, the indirect controlling Member, and serving as Principal Financial Officer

* Joseph M. Munnelly	Serving as Principal Accounting Officer

By:	/S/ ROBERT T. RAMBO, JR.
Name: Robert T. Rambo, Jr. Title: Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, ARAMARK FSM, LLC. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on December 16, 2010.

ARAMARK FSM, LLC

By:	*
Name:	John A. Babiarz
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Christopher S. Holland, Harold Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on December 16, 2010.

Signature	Capacity

* John A. Babiarz	President (Principal Executive Officer)

* Christopher S. Holland	Treasurer (Principal Financial Officer) and Director of ARAMARK Corporation, the indirect controlling Member

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director of ARAMARK Corporation, the indirect controlling Member

By:	/S/ ROBERT T. RAMBO, JR.
Name: Robert T. Rambo, Jr. Title: Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, ARAMARK Healthcare Support Services of Texas, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on December 16, 2010.

ARAMARK HEALTHCARE SUPPORT SERVICES OF TEXAS, INC.

By:	/S/ JOHN A. BABIARZ
Name:	John A. Babiarz
Title:	President

POWER OF ATTORNEY

Each person whose signature appears above and below hereby constitutes and appoints Christopher S. Holland, Harold Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on December 16, 2010.

Signature	Capacity

/S/ JOHN A. BABIARZ John A. Babiarz	President (Principal Executive Officer)

* Christopher S. Holland	Director and Treasurer (Principal Financial Officer)

* Joseph M. Munnelly	Serving as Principal Accounting Officer

* L. Frederick Sutherland	Director

By:	/S/ ROBERT T. RAMBO, JR.
Name: Robert T. Rambo, Jr. Title: Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, ARAMARK Healthcare Support Services of the Virgin Islands, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania on December 16, 2010.

ARAMARK HEALTHCARE SUPPORT SERVICES OF THE VIRGIN ISLANDS, INC.

By:	*
Name:	John A. Babiarz
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Christopher S. Holland, Harold Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on December 16, 2010.

Signature	Capacity

* John A. Babiarz	President (Principal Executive Officer)

* Christopher S. Holland	Treasurer (Principal Financial Officer) and Director

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director

By:	/S/ ROBERT T. RAMBO, JR.
Name: Robert T. Rambo, Jr. Title: Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, ARAMARK Healthcare Support Services, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on December 16, 2010.

ARAMARK HEALTHCARE SUPPORT SERVICES, LLC

By:	*
Name:	John A. Babiarz
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Christopher S. Holland, Harold Dichter and Robert T. Rambo Jr. each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on December 16, 2010.

Signature	Capacity

* John A. Babiarz	President (Principal Executive Officer)

* Christopher S. Holland	Treasurer (Principal Financial Officer) and Director of ARAMARK Corporation, the Sole Member

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director of the Sole Member

By:	/S/ ROBERT T. RAMBO, JR.
Name: Robert T. Rambo, Jr. Title: Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, ARAMARK/ HMS, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on December 16, 2010.

ARAMARK/ HMS, LLC

By:	*
Name:	Joseph M. Munnelly
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Christopher S. Holland, Harold Dichter and Robert T. Rambo Jr. each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on December 16, 2010.

Signature	Capacity

* Joseph M. Munnelly	President (Principal Executive Officer and Principal Accounting Officer)

* Christopher S. Holland	Vice President (Principal Financial Officer) and Director of ARAMARK Corporation, the indirect controlling Member

* L. Frederick Sutherland	Director of ARAMARK Corporation, the indirect controlling Member

By:	/S/ ROBERT T. RAMBO, JR.
Name: Robert T. Rambo, Jr. Title: Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, ARAMARK India Holdings LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on December 16, 2010.

ARAMARK INDIA HOLDINGS LLC

By:	/S/ MARTIN K. WELCH
Name:	Martin K. Welch
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Christopher S. Holland, Harold Dichter and Robert T. Rambo Jr. each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on December 16, 2010.

Signature	Capacity

/S/ MARTIN K. WELCH Martin K. Welch	President (Principal Executive Officer)

* Christopher S. Holland	Treasurer (Principal Financial Officer) and Director of ARAMARK Corporation, the Sole Member

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director of the Sole Member

By:	/S/ ROBERT T. RAMBO, JR.
Name: Robert T. Rambo, Jr. Title: Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, ARAMARK Industrial Services, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on December 16, 2010.

ARAMARK INDUSTRIAL SERVICES, LLC

By:	*
Name:	Joseph J. Tinney Jr.
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Christopher S. Holland, Harold Dichter and Robert T. Rambo Jr. each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on December 16, 2010.

Signature	Capacity

* Joseph J. Tinney Jr.	President (Principal Executive Officer)

* Christopher S. Holland	Treasurer (Principal Financial Officer) and Director of ARAMARK Corporation, the indirect controlling Member

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director of ARAMARK Corporation, the indirect controlling Member

By:	/S/ ROBERT T. RAMBO, JR.
Name: Robert T. Rambo, Jr. Title: Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, ARAMARK Japan, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on December 16, 2010.

ARAMARK JAPAN, INC.

By:	/S/ MARTIN K. WELCH
Name:	Martin K. Welch
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Christopher S. Holland, Harold Dichter and Robert T. Rambo Jr. each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on December 16, 2010.

Signature	Capacity

/S/ MARTIN K. WELCH Martin K. Welch	President (Principal Executive Officer)

* Christopher S. Holland	Treasurer (Principal Financial Officer) and Director

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director

By:	/S/ ROBERT T. RAMBO, JR.
Name: Robert T. Rambo, Jr. Title: Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, ARAMARK Kitty Hawk, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on December 16, 2010.

ARAMARK KITTY HAWK, INC.

By:	*
Name:	Elizabeth B. Cartmell
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Christopher S. Holland, Harold Dichter and Robert T. Rambo Jr. each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on December 16, 2010.

Signature	Capacity

* Elizabeth B. Cartmell	President (Principal Executive Officer) and Director

* Christopher S. Holland	Treasurer (Principal Financial Officer) and Director

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

By:	/S/ ROBERT T. RAMBO, JR.
Name: Robert T. Rambo, Jr. Title: Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, ARAMARK Management Services Limited Partnership has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on December 16, 2010.

ARAMARK MANAGEMENT SERVICES LIMITED PARTNERSHIP

By:	*
Name:	Christopher S. Holland
Title:	Treasurer, ARAMARK SMMS LLC, the General Partner

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Christopher S. Holland, Harold Dichter and Robert T. Rambo Jr. each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on December 16, 2010.

Signature	Capacity

* Christopher S. Holland	Director of ARAMARK Corporation, the Sole Member of ARAMARK SMMS LLC, the General Partner

* L. Frederick Sutherland	Director of ARAMARK Corporation, the Sole Member of ARAMARK SMMS LLC, the General Partner

By:	/S/ ROBERT T. RAMBO, JR.
Name: Robert T. Rambo, Jr. Title: Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, ARAMARK Marketing Services Group Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on December 16, 2010.

ARAMARK MARKETING SERVICES GROUP, INC.

By:	*
Name:	John Orobono
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Christopher S. Holland, Harold Dichter and Robert T. Rambo Jr. each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on December 16, 2010.

Signature	Capacity

* John Orobono	President (Principal Executive Officer)

* Christopher S. Holland	Treasurer (Principal Financial Officer) and Director

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director

By:	/S/ ROBERT T. RAMBO, JR.
Name: Robert T. Rambo, Jr. Title: Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, ARAMARK Organizational Services, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on December 16, 2010.

ARAMARK ORGANIZATIONAL SERVICES, INC.

By:	*
Name:	Joseph M. Munnelly
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Christopher S. Holland, Harold Dichter and Robert T. Rambo Jr. each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on December 16, 2010.

Signature	Capacity

* Joseph M. Munnelly	President (Principal Executive Officer and Principal Accounting Officer)

* Christopher S. Holland	Vice President (Principal Financial Officer)

* Karen A. Wallace	Director

* Michael J. O’Hara	Director

By:	/S/ ROBERT T. RAMBO, JR.
Name: Robert T. Rambo, Jr. Title: Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, ARAMARK RAV, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Burbank, State of California, on December 16, 2010.

ARAMARK RAV, LLC

By:	*
Name:	David Solomon
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Christopher S. Holland, Harold Dichter and Robert T. Rambo Jr. each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on December 16, 2010.

Signature	Capacity

* David Solomon	President (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)

* Christopher S. Holland	Director of ARAMARK Uniform & Career Apparel Group, Inc., the indirect controlling Member

* L. Frederick Sutherland	Director of ARAMARK Uniform & Career Apparel Group, Inc., the indirect controlling Member

By:	/S/ ROBERT T. RAMBO, JR.
Name: Robert T. Rambo, Jr. Title: Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, ARAMARK RBI, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on December 16, 2010.

ARAMARK RBI, INC.

By:	*
Name:	Elizabeth B. Cartmell
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Christopher S. Holland, Harold Dichter and Robert T. Rambo Jr. each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on December 16, 2010.

Signature	Capacity

* Elizabeth B. Cartmell	President (Principal Executive Officer) and Director

* Christopher S. Holland	Treasurer (Principal Financial Officer) and Director

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

By:	/S/ ROBERT T. RAMBO, JR.
Name: Robert T. Rambo, Jr. Title: Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, ARAMARK Refreshment Services, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on December 16, 2010.

ARAMARK REFRESHMENT SERVICES, LLC

By:	/S/ IRA R. COHN
Name:	Ira R. Cohn
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Christopher S. Holland, Harold Dichter and Robert T. Rambo Jr. each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on December 16, 2010.

Signature	Capacity

/S/ IRA R. COHN Ira R. Cohn	President (Principal Executive Officer)

* Christopher S. Holland	Treasurer (Principal Financial Officer) and Director of ARAMARK Corporation, the Sole Member

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director of the Sole Member

By:	/S/ ROBERT T. RAMBO, JR.
Name: Robert T. Rambo, Jr. Title: Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, ARAMARK Schools, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on December 16, 2010.

ARAMARK SCHOOLS, LLC

By:	*
Name:	L. Frederick Sutherland
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Christopher S. Holland, Harold Dichter and Robert T. Rambo Jr. each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on December 16, 2010.

Signature	Capacity

* L. Frederick Sutherland	President (Principal Executive Officer) and Director of ARAMARK Corporation, the indirect controlling Member

* Christopher S. Holland	Treasurer (Principal Financial Officer) and Director of ARAMARK Corporation, the indirect controlling Member

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

By:	/S/ ROBERT T. RAMBO, JR.
Name: Robert T. Rambo, Jr. Title: Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, ARAMARK SCM, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on December 16, 2010.

ARAMARK SCM, INC.

By:	*
Name:	John Orobono
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Christopher S. Holland, Harold Dichter and Robert T. Rambo Jr. each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on December 16, 2010.

Signature	Capacity

* John Orobono	President (Principal Executive Officer)

* Christopher S. Holland	Treasurer (Principal Financial Officer) and Director of ARAMARK Corporation, the Sole Member

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director of the Sole Member

By:	/S/ ROBERT T. RAMBO, JR.
Name: Robert T. Rambo, Jr. Title: Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, ARAMARK Senior Living Services, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on December 16, 2010.

ARAMARK SENIOR LIVING SERVICES, LLC

By:	*
Name:	John A. Babiarz
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Christopher S. Holland, Harold Dichter and Robert T. Rambo Jr. each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on December 16, 2010.

Signature	Capacity

* John A. Babiarz	President (Principal Executive Officer)

* Christopher S. Holland	Treasurer (Principal Financial Officer) and Director of ARAMARK Corporation, the indirect controlling Member

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director of ARAMARK Corporation, the indirect controlling Member

By:	/S/ ROBERT T. RAMBO, JR.
Name: Robert T. Rambo, Jr. Title: Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, ARAMARK Senior Notes Company has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on December 16, 2010.

ARAMARK SENIOR NOTES COMPANY

By:	*
Name:	Joseph M. Munnelly
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Christopher S. Holland, Harold Dichter and Robert T. Rambo Jr. each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on December 16, 2010.

Signature	Capacity

* Joseph M. Munnelly	President (Principal Executive Officer and Principal Accounting Officer)

* Christopher S. Holland	Vice President (Principal Financial Officer)

* Karen A. Wallace	Director

* Michael J. O’Hara	Director

By:	/S/ ROBERT T. RAMBO, JR.
Name: Robert T. Rambo, Jr. Title: Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, ARAMARK Services Management of HI, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on December 16, 2010.

ARAMARK SERVICES MANAGEMENT OF HI, INC.

By:	*
Name:	L. Frederick Sutherland
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Christopher S. Holland, Harold Dichter and Robert T. Rambo Jr. each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on December 16, 2010.

Signature	Capacity

* L. Frederick Sutherland	President (Principal Executive Officer and Principal Financial Officer)

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer) and Sole Director

By:	/S/ ROBERT T. RAMBO, JR.
Name: Robert T. Rambo, Jr. Title: Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, ARAMARK Services Management of IL, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on December 16, 2010.

ARAMARK SERVICES MANAGEMENT OF IL, INC.

By:	*
Name:	L. Frederick Sutherland
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Christopher S. Holland, Harold Dichter and Robert T. Rambo Jr. each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on December 16, 2010.

Signature	Capacity

* L. Frederick Sutherland	President (Principal Executive Officer and Principal Financial Officer)

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer) and Sole Director

By:	/S/ ROBERT T. RAMBO, JR.
Name: Robert T. Rambo, Jr. Title: Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, ARAMARK Services Management of MI, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on December 16, 2010.

ARAMARK SERVICES MANAGEMENT OF MI, INC.

By:	*
Name:	L. Frederick Sutherland
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Christopher S. Holland, Harold Dichter and Robert T. Rambo Jr. each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on December 16, 2010.

Signature	Capacity

* L. Frederick Sutherland	President (Principal Executive Officer and Principal Financial Officer)

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer) and Sole Director

By:	/S/ ROBERT T. RAMBO, JR.
Name: Robert T. Rambo, Jr. Title: Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, ARAMARK Services Management of NJ, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on December 16, 2010.

ARAMARK SERVICES MANAGEMENT OF NJ, INC.

By:	*
Name:	L. Frederick Sutherland
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Christopher S. Holland, Harold Dichter and Robert T. Rambo Jr. each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on December 16, 2010.

Signature	Capacity

* L. Frederick Sutherland	President (Principal Executive Officer and Principal Financial Officer)

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer) and Sole Director

By:	/S/ ROBERT T. RAMBO, JR.
Name: Robert T. Rambo, Jr. Title: Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, ARAMARK Services Management of OH, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on December 16, 2010.

ARAMARK SERVICES MANAGEMENT OF OH, INC.

By:	*
Name:	L. Frederick Sutherland
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Christopher S. Holland, Harold Dichter and Robert T. Rambo Jr. each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on December 16, 2010.

Signature	Capacity

* L. Frederick Sutherland	President (Principal Executive Officer and Principal Financial Officer)

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer) and Sole Director

By:	/S/ ROBERT T. RAMBO, JR.
Name: Robert T. Rambo, Jr. Title: Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, ARAMARK Services Management of SC, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on December 16, 2010.

ARAMARK SERVICES MANAGEMENT OF SC, INC.

By:	*
Name:	L. Frederick Sutherland
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Christopher S. Holland, Harold Dichter and Robert T. Rambo Jr. each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on December 16, 2010.

Signature	Capacity

* L. Frederick Sutherland	President (Principal Executive Officer and Principal Financial Officer)

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer) and Sole Director

By:	/S/ ROBERT T. RAMBO, JR.
Name: Robert T. Rambo, Jr. Title: Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, ARAMARK Services Management of WI, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on December 16, 2010.

ARAMARK SERVICES MANAGEMENT OF WI, INC.

By:	*
Name:	L. Frederick Sutherland
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Christopher S. Holland, Harold Dichter and Robert T. Rambo Jr. each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on December 16, 2010.

Signature	Capacity

* L. Frederick Sutherland	President (Principal Executive Officer and Principal Financial Officer)

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer) and Sole Director

By:	/S/ ROBERT T. RAMBO, JR.
Name: Robert T. Rambo, Jr. Title: Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, ARAMARK Services of Kansas, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on December 16, 2010.

ARAMARK SERVICES OF KANSAS, INC.

By:	*
Name:	Ira R. Cohn
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Christopher S. Holland, Harold Dichter and Robert T. Rambo Jr. each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on December 16, 2010.

Signature	Capacity

* Ira R. Cohn	President (Principal Executive Officer)

* Christopher S. Holland	Treasurer (Principal Financial Officer) and Director

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director

By:	/S/ ROBERT T. RAMBO, JR.
Name: Robert T. Rambo, Jr. Title: Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, ARAMARK Services of Puerto Rico, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on December 16, 2010.

ARAMARK SERVICES OF PUERTO RICO, INC.

By:	*
Name:	Ira R. Cohn
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Christopher S. Holland, Harold Dichter and Robert T. Rambo Jr. each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on December 16, 2010.

Signature	Capacity

* Ira R. Cohn	President (Principal Executive Officer)

* Christopher S. Holland	Treasurer (Principal Financial Officer) and Director

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director

By:	/S/ ROBERT T. RAMBO, JR.
Name: Robert T. Rambo, Jr. Title: Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, ARAMARK SM Management Services, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on December 16, 2010.

ARAMARK SM MANAGEMENT SERVICES, INC.

By:	*
Name:	Christopher S. Holland
Title:	President and Treasurer

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Christopher S. Holland, Harold Dichter and Robert T. Rambo Jr. each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on December 16, 2010.

Signature	Capacity

* Christopher S. Holland	President and Treasurer (Principal Executive Officer and Principal Financial Officer) and Director

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director

By:	/S/ ROBERT T. RAMBO, JR.
Name: Robert T. Rambo, Jr. Title: Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, ARAMARK SMMS LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on December 16, 2010.

ARAMARK SMMS LLC

By:	*
Name:	Andrew C. Kerin
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Christopher S. Holland, Harold Dichter and Robert T. Rambo Jr. each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on December 16, 2010.

Signature	Capacity

* Andrew C. Kerin	President (Principal Executive Officer)

* Christopher S. Holland	Treasurer (Principal Financial Officer) and Director of ARAMARK Corporation, the Sole Member

* Joseph M. Munnelly	Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director of the Sole Member

By:	/S/ ROBERT T. RAMBO, JR.
Name: Robert T. Rambo, Jr. Title: Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, ARAMARK SMMS Real Estate LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on December 16, 2010.

ARAMARK SMMS REAL ESTATE LLC

By:	*
Name:	Joseph M. Munnelly
Title:	Assistant Treasurer

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Christopher S. Holland, Harold Dichter and Robert T. Rambo Jr. each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on December 16, 2010.

Signature	Capacity

* Christopher S. Holland	Treasurer (Principal Financial Officer) and Director of ARAMARK Corporation, the Sole Member

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director of the Sole Member

By:	/S/ ROBERT T. RAMBO, JR.
Name: Robert T. Rambo, Jr. Title: Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, ARAMARK Sports and Entertainment Group, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on December 16, 2010.

ARAMARK SPORTS AND ENTERTAINMENT GROUP, LLC

By:	*
Name:	Elizabeth B. Cartmell
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Christopher S. Holland, Harold Dichter and Robert T. Rambo Jr. each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on December 16, 2010.

Signature	Capacity

* Elizabeth B. Cartmell	President (Principal Executive Officer)

* Christopher S. Holland	Treasurer (Principal Financial Officer) and Director of ARAMARK Corporation, the Sole Member

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director of the Sole Member

By:	/S/ ROBERT T. RAMBO, JR.
Name: Robert T. Rambo, Jr. Title: Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, ARAMARK Sports and Entertainment Services, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on December 16, 2010.

ARAMARK SPORTS AND ENTERTAINMENT SERVICES, LLC

By:	*
Name:	Elizabeth B. Cartmell
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Christopher S. Holland, Harold Dichter and Robert T. Rambo Jr. each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on December 16, 2010.

Signature	Capacity

* Elizabeth B. Cartmell	President (Principal Executive Officer)

* Christopher S. Holland	Treasurer (Principal Financial Officer) and Director of ARAMARK Corporation, the indirect controlling Member

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director of ARAMARK Corporation, the indirect controlling Member

By:	/S/ ROBERT T. RAMBO, JR.
Name: Robert T. Rambo, Jr. Title: Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, ARAMARK Sports and Entertainment Services of Texas, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on December 16, 2010.

ARAMARK SPORTS AND ENTERTAINMENT SERVICES OF TEXAS, LLC

By:	*
Name:	Elizabeth B. Cartmell
Title:	President

POWER OF ATTORNEY

Each person whose signature appears above and below hereby constitutes and appoints Christopher S. Holland, Harold Dichter and Robert T. Rambo Jr. each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on December 16, 2010.

Signature	Capacity

* Elizabeth B. Cartmell	President (Principal Executive Officer)

* L. Frederick Sutherland	Director of ARAMARK Corporation, the indirect controlling Member

* Christopher S. Holland	Director of ARAMARK Corporation, the indirect controlling Member and serving as Principal Financial Officer

* Joseph M. Munnelly	Serving as Principal Accounting Officer

By:	/S/ ROBERT T. RAMBO, JR.
Name: Robert T. Rambo, Jr. Title: Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, ARAMARK Sports Facilities, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on December 16, 2010.

ARAMARK SPORTS FACILITIES, LLC

By:	*
Name:	L. Frederick Sutherland
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Christopher S. Holland, Harold Dichter and Robert T. Rambo Jr. each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on December 16, 2010.

Signature	Capacity

* L. Frederick Sutherland	President (Principal Executive Officer) and Director of ARAMARK Corporation, the indirect controlling Member

* Christopher S. Holland	Treasurer (Principal Financial Officer) and Director of ARAMARK Corporation, the indirect controlling Member

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

By:	/S/ ROBERT T. RAMBO, JR.
Name: Robert T. Rambo, Jr. Title: Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, ARAMARK Sports, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on December 16, 2010.

ARAMARK SPORTS, LLC

By:	*
Name:	L. Frederick Sutherland
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Christopher S. Holland, Harold Dichter and Robert T. Rambo Jr. each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on December 16, 2010.

Signature	Capacity

* L. Frederick Sutherland	President (Principal Executive Officer) and Director of ARAMARK Corporation, the indirect controlling Member

* Christopher S. Holland	Treasurer (Principal Financial Officer) and Director of ARAMARK Corporation, the indirect controlling Member

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

By:	/S/ ROBERT T. RAMBO, JR.
Name: Robert T. Rambo, Jr. Title: Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, ARAMARK Summer Games 1996, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on December 16, 2010.

ARAMARK SUMMER GAMES 1996, LLC

By:	*
Name:	Elizabeth B. Cartmell
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Christopher S. Holland, Harold Dichter and Robert T. Rambo Jr. each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on December 16, 2010.

Signature	Capacity

* Elizabeth B. Cartmell	President (Principal Executive Officer)

* Christopher S. Holland	Treasurer (Principal Financial Officer) and Director of ARAMARK Corporation, the indirect controlling Member

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director of ARAMARK Corporation, the indirect controlling Member

By:	/S/ ROBERT T. RAMBO, JR.
Name: Robert T. Rambo, Jr. Title: Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, ARAMARK U.S. Offshore Services, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on December 16, 2010.

ARAMARK U.S. OFFSHORE SERVICES, LLC

By:	*
Name:	Joseph M. Munnelly
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Christopher S. Holland, Harold Dichter and Robert T. Rambo Jr. each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on December 16, 2010.

Signature	Capacity

* Joseph M. Munnelly	President and Assistant Treasurer (Principal Executive Officer and Principal Accounting Officer)

* Christopher S. Holland	Vice President (Principal Financial Officer) and Director of ARAMARK Corporation, the Sole Member

* L. Frederick Sutherland	Director of the Sole Member

By:	/S/ ROBERT T. RAMBO, JR.
Name: Robert T. Rambo, Jr. Title: Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, ARAMARK Uniform & Career Apparel Group, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Burbank, State of California, on December 16, 2010.

ARAMARK UNIFORM & CAREER APPAREL GROUP, INC.

By:	*
Name:	Thomas J. Vozzo
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Christopher S. Holland, Harold Dichter and Robert T. Rambo Jr. each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on December 16, 2010.

Signature	Capacity

* Thomas J. Vozzo	President (Principal Executive Officer)

* Christopher S. Holland	Treasurer (Principal Financial Officer) and Director

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director

By:	/S/ ROBERT T. RAMBO, JR.
Name: Robert T. Rambo, Jr. Title: Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, ARAMARK Uniform & Career Apparel, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Burbank, State of California, on December 16, 2010.

ARAMARK UNIFORM & CAREER APPAREL, LLC

By:	*
Name:	Thomas J. Vozzo
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Christopher S. Holland, Harold Dichter and Robert T. Rambo Jr. each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on December 16, 2010.

Signature	Capacity

* Thomas J. Vozzo	President (Principal Executive Officer)

* Christopher S. Holland	Treasurer (Principal Financial Officer) and Director of ARAMARK Uniform & Career Apparel Group, Inc., the Sole Member

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director of the Sole Member

By:	/S/ ROBERT T. RAMBO, JR.
Name: Robert T. Rambo, Jr. Title: Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, ARAMARK Uniform Manufacturing Company has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Burbank, State of California, on December 16, 2010.

ARAMARK UNIFORM MANUFACTURING COMPANY

By:	*
Name:	Thomas J. Vozzo
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Christopher S. Holland, Harold Dichter and Robert T. Rambo Jr. each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on December 16, 2010.

Signature	Capacity

* Thomas J. Vozzo	President (Principal Executive Officer)

* Christopher S. Holland	Treasurer (Principal Financial Officer) and Director

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director

By:	/S/ ROBERT T. RAMBO, JR.
Name: Robert T. Rambo, Jr. Title: Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, ARAMARK Uniform Services (Matchpoint), LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Burbank, State of California, on December 16, 2010.

ARAMARK UNIFORM SERVICES (MATCHPOINT), LLC

By:	*
Name:	Thomas J. Vozzo
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Christopher S. Holland, Harold Dichter and Robert T. Rambo Jr. each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on December 16, 2010.

Signature	Capacity

* Thomas J. Vozzo	President (Principal Executive Officer)

* Christopher S. Holland	Treasurer (Principal Financial Officer) and Director of ARAMARK Uniform & Career Apparel Group, Inc., the indirect controlling Member

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director of ARAMARK Uniform & Career Apparel Group, Inc., the indirect controlling Member

By:	/S/ ROBERT T. RAMBO, JR.
Name: Robert T. Rambo, Jr. Title: Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, ARAMARK Uniform Services (Midwest), LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Burbank, State of California, on December 16, 2010.

ARAMARK UNIFORM SERVICES (MIDWEST), LLC

By:	*
Name:	Thomas J. Vozzo
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Christopher S. Holland, Harold Dichter and Robert T. Rambo Jr. each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on December 16, 2010.

Signature	Capacity

* Thomas J. Vozzo	President (Principal Executive Officer)

* Christopher S. Holland	Treasurer (Principal Financial Officer) and Director of ARAMARK Uniform & Career Apparel Group, Inc., the indirect controlling Member

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director of ARAMARK Uniform & Career Apparel Group, Inc., the indirect controlling Member

By:	/S/ ROBERT T. RAMBO, JR.
Name: Robert T. Rambo, Jr. Title: Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, ARAMARK Uniform Services (Texas), LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Burbank, State of California, on December 16, 2010.

ARAMARK UNIFORM SERVICES (TEXAS), LLC

By:	*
Name:	Thomas J. Vozzo
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Christopher S. Holland, Harold Dichter and Robert T. Rambo Jr. each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on December 16, 2010.

Signature	Capacity

* Thomas J. Vozzo	President (Principal Executive Officer)

* Christopher S. Holland	Treasurer (Principal Financial Officer) and Director of ARAMARK Uniform & Career Apparel Group, Inc., the indirect controlling Member

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director of ARAMARK Uniform & Career Apparel Group, Inc., the indirect controlling Member

By:	/S/ ROBERT T. RAMBO, JR.
Name: Robert T. Rambo, Jr. Title: Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, ARAMARK Uniform Services (Baltimore), LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Burbank, State of California, on December 16, 2010.

ARAMARK UNIFORM SERVICES (BALTIMORE), LLC

By:	*
Name:	Thomas J. Vozzo
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Christopher S. Holland, Harold Dichter and Robert T. Rambo Jr. each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on December 16, 2010.

Signature	Capacity

* Thomas J. Vozzo	President (Principal Executive Officer)

* Christopher S. Holland	Treasurer (Principal Financial Officer) and Director of ARAMARK Uniform & Career Apparel Group, Inc., the indirect controlling Member

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director of ARAMARK Uniform & Career Apparel Group, Inc., the indirect controlling Member

By:	/S/ ROBERT T. RAMBO, JR.
Name: Robert T. Rambo, Jr. Title: Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, ARAMARK Uniform Services (Rochester), LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Burbank, State of California, on December 16, 2010.

ARAMARK UNIFORM SERVICES (ROCHESTER), LLC

By:	*
Name:	Thomas J. Vozzo
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Christopher S. Holland, Harold Dichter and Robert T. Rambo Jr. each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on December 16, 2010.

Signature	Capacity

* Thomas J. Vozzo	President (Principal Executive Officer)

* Christopher S. Holland	Treasurer (Principal Financial Officer) and Director of ARAMARK Uniform & Career Apparel Group, Inc., the indirect controlling Member

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director of ARAMARK Uniform & Career Apparel Group, Inc., the indirect controlling Member

By:	/S/ ROBERT T. RAMBO, JR.
Name: Robert T. Rambo, Jr. Title: Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, ARAMARK Uniform Services (Santa Ana), LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Burbank, State of California, on December 16, 2010.

ARAMARK UNIFORM SERVICES (SANTA ANA), LLC

By:	*
Name:	Thomas J. Vozzo
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Christopher S. Holland, Harold Dichter and Robert T. Rambo Jr. each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on December 16, 2010.

Signature	Capacity

* Thomas J. Vozzo	President (Principal Executive Officer)

* Christopher S. Holland	Treasurer (Principal Financial Officer) and Director of ARAMARK Uniform & Career Apparel Group, Inc., the indirect controlling Member

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director of ARAMARK Uniform & Career Apparel Group, Inc., the indirect controlling Member

By:	/S/ ROBERT T. RAMBO, JR.
Name: Robert T. Rambo, Jr. Title: Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, ARAMARK Uniform Services (Syracuse), LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Burbank, State of California, on December 16, 2010.

ARAMARK UNIFORM SERVICES (SYRACUSE), LLC

By:	*
Name:	Thomas J. Vozzo
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Christopher S. Holland, Harold Dichter and Robert T. Rambo Jr. each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on December 16, 2010.

Signature	Capacity

* Thomas J. Vozzo	President (Principal Executive Officer)

* Christopher S. Holland	Treasurer (Principal Financial Officer) and Director of ARAMARK Uniform & Career Apparel Group, Inc., the indirect controlling Member

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director of ARAMARK Uniform & Career Apparel Group, Inc., the indirect controlling Member

By:	/S/ ROBERT T. RAMBO, JR.
Name: Robert T. Rambo, Jr. Title: Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, ARAMARK Uniform Services (West Adams), LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Burbank, State of California, on December 16, 2010.

ARAMARK UNIFORM SERVICES (WEST ADAMS), LLC

By:	*
Name:	Thomas J. Vozzo
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Christopher S. Holland, Harold Dichter and Robert T. Rambo Jr. each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on December 16, 2010.

Signature	Capacity

* Thomas J. Vozzo	President (Principal Executive Officer)

* Christopher S. Holland	Treasurer (Principal Financial Officer) and Director of ARAMARK Uniform & Career Apparel Group, Inc., the indirect controlling Member

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director of ARAMARK Uniform & Career Apparel Group, Inc., the indirect controlling Member

By:	/S/ ROBERT T. RAMBO, JR.
Name: Robert T. Rambo, Jr. Title: Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, ARAMARK Venue Services, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on December 16, 2010.

ARAMARK VENUE SERVICES, INC.

By:	*
Name:	Elizabeth B. Cartmell
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Christopher S. Holland, Harold Dichter and Robert T. Rambo Jr. each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on December 16, 2010.

Signature	Capacity

* Elizabeth B. Cartmell	President (Principal Executive Officer) and Director

* Christopher S. Holland	Treasurer (Principal Financial Officer) and Director

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

By:	/S/ ROBERT T. RAMBO, JR.
Name: Robert T. Rambo, Jr. Title: Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Delsac VIII, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Burbank, State of California, on December 16, 2010.

DELSAC VIII, INC.

By:	*
Name:	Thomas J. Vozzo
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Christopher S. Holland, Harold Dichter and Robert T. Rambo Jr. each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on December 16, 2010.

Signature	Capacity

* Thomas J. Vozzo	President (Principal Executive Officer)

* Christopher S. Holland	Treasurer (Principal Financial Officer) and Director

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director

By:	/S/ ROBERT T. RAMBO, JR.
Name: Robert T. Rambo, Jr. Title: Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Fine Host Holdings, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on December 16, 2010.

FINE HOST HOLDINGS, LLC

By:	*
Name:	Joseph M. Munnelly
Title:	Assistant Treasurer

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Christopher S. Holland, Harold Dichter and Robert T. Rambo Jr. each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on December 16, 2010.

Signature	Capacity

* Christopher S. Holland	Treasurer (Principal Financial Officer) and Director of ARAMARK Corporation, the indirect controlling Member

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director of ARAMARK Corporation, the indirect controlling Member

By:	/S/ ROBERT T. RAMBO, JR.
Name: Robert T. Rambo, Jr. Title: Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Galls, an ARAMARK Company LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Burbank, State of California, on December 16, 2010.

GALLS, AN ARAMARK COMPANY LLC

By:	/S/ LARRY DISMUKES
Name:	Larry Dismukes
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Christopher S. Holland, Harold Dichter and Robert T. Rambo Jr. each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on December 16, 2010.

Signature	Capacity

/S/ LARRY DISMUKES Larry Dismukes	President (Principal Executive Officer)

* Christopher S. Holland	Treasurer (Principal Financial Officer and Principal Accounting Officer) and Director of ARAMARK Uniform & Career Apparel Group, Inc., the indirect controlling Member

* L. Frederick Sutherland	Director of ARAMARK Uniform & Career Apparel Group, Inc., the indirect controlling Member

By:	/S/ ROBERT T. RAMBO, JR.
Name: Robert T. Rambo, Jr. Title: Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Harrison Conference Associates, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on December 16, 2010.

HARRISON CONFERENCE ASSOCIATES, LLC

By:	*
Name:	Joseph Neubauer
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Christopher S. Holland, Harold Dichter and Robert T. Rambo Jr. each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on December 16, 2010.

Signature	Capacity

* Joseph Neubauer	President (Principal Executive Officer)

* Christopher S. Holland	Treasurer (Principal Financial Officer) and Director of ARAMARK Corporation, the Sole Member

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director of ARAMARK Corporation, the Sole Member

By:	/S/ ROBERT T. RAMBO, JR.
Name: Robert T. Rambo, Jr. Title: Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Harrison Conference Center of Glen Cove, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on December 16, 2010.

HARRISON CONFERENCE CENTER OF GLEN COVE, INC.

By:	*
Name:	Joseph Neubauer
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Christopher S. Holland, Harold Dichter and Robert T. Rambo Jr. each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on December 16, 2010.

Signature	Capacity

* Joseph Neubauer	President (Principal Executive Officer)

* Christopher S. Holland	Treasurer (Principal Financial Officer) and Director

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director

By:	/S/ ROBERT T. RAMBO, JR.
Name: Robert T. Rambo, Jr. Title: Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Harrison Conference Center of Lake Bluff, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on December 16, 2010.

HARRISON CONFERENCE CENTER OF LAKE BLUFF, INC.

By:	*
Name:	Joseph Neubauer
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Christopher S. Holland, Harold Dichter and Robert T. Rambo Jr. each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on December 16, 2010.

Signature	Capacity

* Joseph Neubauer	President (Principal Executive Officer)

* Christopher S. Holland	Treasurer (Principal Financial Officer) and Director

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director

By:	/S/ ROBERT T. RAMBO, JR.
Name: Robert T. Rambo, Jr. Title: Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Harrison Conference Services of Massachusetts, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on December 16, 2010.

HARRISON CONFERENCE SERVICES OF MASSACHUSETTS, LLC

By:	*
Name:	Joseph Neubauer
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Christopher S. Holland, Harold Dichter and Robert T. Rambo Jr. each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on December 16, 2010.

Signature	Capacity

* Joseph Neubauer	President (Principal Executive Officer) and Director of ARAMARK Corporation, the indirect controlling Member

* Christopher S. Holland	Treasurer (Principal Financial Officer) and Director of ARAMARK Corporation, the indirect controlling Member

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

By:	/S/ ROBERT T. RAMBO, JR.
Name: Robert T. Rambo, Jr. Title: Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Harrison Conference Services of North Carolina, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on December 16, 2010.

HARRISON CONFERENCE SERVICES OF NORTH CAROLINA, LLC

By:	*
Name:	Joseph Neubauer
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Christopher S. Holland, Harold Dichter and Robert T. Rambo Jr. each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on December 16, 2010.

Signature	Capacity

* Joseph Neubauer	President (Principal Executive Officer) and Director of ARAMARK Corporation, the indirect controlling Member

* Christopher S. Holland	Treasurer (Principal Financial Officer) and Director of ARAMARK Corporation, the indirect controlling Member

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

By:	/S/ ROBERT T. RAMBO, JR.
Name: Robert T. Rambo, Jr. Title: Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Harrison Conference Services of Princeton, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on December 16, 2010.

HARRISON CONFERENCE SERVICES CENTER OF PRINCETON, INC.

By:	*
Name:	Joseph Neubauer
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Christopher S. Holland, Harold Dichter and Robert T. Rambo Jr. each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on December 16, 2010.

Signature	Capacity

* Joseph Neubauer	President (Principal Executive Officer)

* Christopher S. Holland	Treasurer (Principal Financial Officer) and Director

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director

By:	/S/ ROBERT T. RAMBO, JR.
Name: Robert T. Rambo, Jr. Title: Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Harrison Conference Services of Wellesley, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on December 16, 2010.

HARRISON CONFERENCE CENTER OF WELLESLEY, LLC

By:	*
Name:	Joseph Neubauer
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Christopher S. Holland, Harold Dichter and Robert T. Rambo Jr. each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on December 16, 2010.

Signature	Capacity

* Joseph Neubauer	President (Principal Executive Officer) and Director of ARAMARK Corporation, the indirect controlling Member

* Christopher S. Holland	Treasurer (Principal Financial Officer) and Director of ARAMARK Corporation, the indirect controlling Member

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

By:	/S/ ROBERT T. RAMBO, JR.
Name: Robert T. Rambo, Jr. Title: Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Harry M. Stevens, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on December 16, 2010.

HARRY M. STEVENS, LLC

By:	*
Name:	Elizabeth B. Cartmell
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Christopher S. Holland, Harold Dichter and Robert T. Rambo Jr. each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on December 16, 2010.

Signature	Capacity

* Elizabeth B. Cartmell	President (Principal Executive Officer)

* Christopher S. Holland	Treasurer (Principal Financial Officer) and Director of ARAMARK Corporation, the indirect controlling Member

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director of ARAMARK Corporation, the indirect controlling Member

By:	/S/ ROBERT T. RAMBO, JR.
Name: Robert T. Rambo, Jr. Title: Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Harry M. Stevens, Inc. of New Jersey has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on December 16, 2010.

HARRY M. STEVENS, INC. OF NEW JERSEY

By:	*
Name:	Elizabeth B. Cartmell
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Christopher S. Holland, Harold Dichter and Robert T. Rambo Jr. each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on December 16, 2010.

Signature	Capacity

* Elizabeth B. Cartmell	President (Principal Executive Officer) and Director

* Christopher S. Holland	Treasurer (Principal Financial Officer) and Director

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

By:	/S/ ROBERT T. RAMBO, JR.
Name: Robert T. Rambo, Jr. Title: Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Harry M. Stevens, Inc. of Penn. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on December 16, 2010.

HARRY M. STEVENS, INC. OF PENN.

By:	*
Name:	Elizabeth B. Cartmell
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Christopher S. Holland, Harold Dichter and Robert T. Rambo Jr. each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on December 16, 2010.

Signature	Capacity

* Elizabeth B. Cartmell	President (Principal Executive Officer) and Director

* Christopher S. Holland	Treasurer (Principal Financial Officer) and Director

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

By:	/S/ ROBERT T. RAMBO, JR.
Name: Robert T. Rambo, Jr. Title: Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Kowalski-Dickow Associates, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on December 16, 2010.

KOWALSKI-DICKOW ASSOCIATES, LLC

By:	*
Name:	John A. Babiarz
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Christopher S. Holland, Harold Dichter and Robert T. Rambo Jr. each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on December 16, 2010.

Signature	Capacity

* John A. Babiarz	President (Principal Executive Officer)

* Christopher S. Holland	Treasurer (Principal Financial Officer) and Director of ARAMARK Corporation, the Sole Member

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director of the Sole Member

By:	/S/ ROBERT T. RAMBO, JR.
Name: Robert T. Rambo, Jr. Title: Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, L&N Uniform Supply, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Burbank, State of California, on December 16, 2010.

L&N UNIFORM SUPPLY, LLC

By:	*
Name:	Thomas J. Vozzo
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Christopher S. Holland, Harold Dichter and Robert T. Rambo Jr. each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on December 16, 2010.

Signature	Capacity

* Thomas J. Vozzo	President (Principal Executive Officer)

* Christopher S. Holland	Treasurer (Principal Financial Officer) and Director of ARAMARK Uniform & Career Apparel Group, Inc., the indirect controlling Member

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director of ARAMARK Uniform & Career Apparel Group, Inc., the indirect controlling Member

By:	/S/ ROBERT T. RAMBO, JR.
Name: Robert T. Rambo, Jr. Title: Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Lake Tahoe Cruises, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on December 16, 2010.

LAKE TAHOE CRUISES, LLC

By:	*
Name:	Elizabeth B. Cartmell
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Christopher S. Holland, Harold Dichter and Robert T. Rambo Jr. each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on December 16, 2010.

Signature	Capacity

* Elizabeth B. Cartmell	President (Principal Executive Officer)

* Christopher S. Holland	Treasurer (Principal Financial Officer) and Director of ARAMARK Corporation, the indirect controlling Member

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director of ARAMARK Corporation, the indirect controlling Member

By:	/S/ ROBERT T. RAMBO, JR.
Name: Robert T. Rambo, Jr. Title: Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Landy Textile Rental Services, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Burbank, State of California, on December 16, 2010.

LANDY TEXTILE RENTAL SERVICES, LLC

By:	*
Name:	Thomas J. Vozzo
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Christopher S. Holland, Harold Dichter and Robert T. Rambo Jr. each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on December 16, 2010.

Signature	Capacity

* Thomas J. Vozzo	President (Principal Executive Officer)

* Christopher S. Holland	Treasurer (Principal Financial Officer) and Director of ARAMARK Uniform & Career Apparel Group, Inc., the indirect controlling Member

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director of ARAMARK Uniform & Career Apparel Group, Inc., the indirect controlling Member

By:	/S/ ROBERT T. RAMBO, JR.
Name: Robert T. Rambo, Jr. Title: Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, MyAssistant, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on December 16, 2010.

MYASSISTANT, INC.

By:	*
Name:	Ira R. Cohn
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Christopher S. Holland, Harold Dichter and Robert T. Rambo Jr. each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on December 16, 2010.

Signature	Capacity

* Ira R. Cohn	President (Principal Executive Officer)

* Christopher S. Holland	Treasurer (Principal Financial Officer) and Director

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director

By:	/S/ ROBERT T. RAMBO, JR.
Name: Robert T. Rambo, Jr. Title: Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Overall Laundry Services, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Burbank, State of California, on December 16, 2010.

OVERALL LAUNDRY SERVICES, INC.

By:	*
Name:	Thomas J. Vozzo
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Christopher S. Holland, Harold Dichter and Robert T. Rambo Jr. each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on December 16, 2010.

Signature	Capacity

* Thomas J. Vozzo	President (Principal Executive Officer)

* Christopher S. Holland	Treasurer (Principal Financial Officer) and Director

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director

By:	/S/ ROBERT T. RAMBO, JR.
Name: Robert T. Rambo, Jr. Title: Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Paradise Hornblower, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on December 16, 2010.

PARADISE HORNBLOWER, LLC

By:	*
Name:	Elizabeth B. Cartmell
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Christopher S. Holland, Harold Dichter and Robert T. Rambo Jr. each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on December 16, 2010.

Signature	Capacity

* Elizabeth B. Cartmell	President (Principal Executive Officer)

* Christopher S. Holland	Treasurer (Principal Financial Officer) and Director of ARAMARK Corporation, the indirect controlling Member

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director of ARAMARK Corporation, the indirect controlling Member

By:	/S/ ROBERT T. RAMBO, JR.
Name: Robert T. Rambo, Jr. Title: Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Restaura, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on December 16, 2010.

RESTAURA, INC.

By:	*
Name:	Ira R. Cohn
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Christopher S. Holland, Harold Dichter and Robert T. Rambo Jr. each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on December 16, 2010.

Signature	Capacity

* Ira R. Cohn	President (Principal Executive Officer)

* Christopher S. Holland	Treasurer (Principal Financial Officer) and Director

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director

By:	/S/ ROBERT T. RAMBO, JR.
Name: Robert T. Rambo, Jr. Title: Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, SeamlessWeb Professional Solutions, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on December 16, 2010.

SEAMLESSWEB PROFESSIONAL SOLUTIONS, LLC

By:	/S/ JONATHAN ZABUSKY
Name:	Jonathan Zabusky
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Christopher S. Holland, Harold Dichter and Robert T. Rambo Jr. each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on December 16, 2010.

Signature	Capacity

/S/ JONATHAN ZABUSKY Jonathan Zabusky	President (Principal Executive Officer)

* Christopher S. Holland	Treasurer (Principal Financial Officer) and Director of ARAMARK Corporation, the Sole Member

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director of the Sole Member

By:	/S/ ROBERT T. RAMBO, JR.
Name: Robert T. Rambo, Jr. Title: Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Shoreline Operating Company, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on December 16, 2010.

SHORELINE OPERATING COMPANY, INC.

By:
Name:	Elizabeth B. Cartmell
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Christopher S. Holland, Harold Dichter and Robert T. Rambo Jr. each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on December 16, 2010.

Signature	Capacity

* Elizabeth B. Cartmell	President (Principal Executive Officer) and Director

* Christopher S. Holland	Treasurer (Principal Financial Officer) and Director

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

By:	/S/ ROBERT T. RAMBO, JR.
Name: Robert T. Rambo, Jr. Title: Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Tahoe Rocket LP has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on December 16, 2010.

TAHOE ROCKET LP

By:	*
Name:	Christopher S. Holland
Title:	Treasurer, ARAMARK Sports and Entertainment, LLC, the General Partner

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Christopher S. Holland, Harold Dichter and Robert T. Rambo Jr. each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on December 16, 2010.

Signature	Capacity

* Christopher S. Holland	Director of ARAMARK Corporation, the indirect controlling Member of ARAMARK Sports and Entertainment Services, LLC, the General Partner

* L. Frederick Sutherland	Director of ARAMARK Corporation, the indirect controlling Member of ARAMARK Sports and Entertainment Services, LLC, the General Partner

By:	/S/ ROBERT T. RAMBO, JR.
Name: Robert T. Rambo, Jr. Title: Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, The Menu Marketing Group, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on December 16, 2010.

THE MENU MARKETING GROUP, LLC

By:	/S/ JONATHAN ZABUSKY
Name:	Jonathan Zabusky
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Christopher S. Holland, Harold Dichter and Robert T. Rambo Jr. each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on December 16, 2010.

Signature	Capacity

/S/ JONATHAN ZABUSKY Jonathan Zabusky	President (Principal Executive Officer)

* Christopher S. Holland	Treasurer (Principal Financial Officer) and Director of ARAMARK Corporation, the indirect controlling Member

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director of ARAMARK Corporation, the indirect controlling Member

By:	/S/ ROBERT T. RAMBO, JR.
Name: Robert T. Rambo, Jr. Title: Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Travel Systems, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on December 16, 2010.

TRAVEL SYSTEMS, LLC

By:	*
Name:	Elizabeth B. Cartmell
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Christopher S. Holland, Harold Dichter and Robert T. Rambo Jr. each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on December 16, 2010.

Signature	Capacity

* Elizabeth B. Cartmell	President (Principal Executive Officer)

* Christopher S. Holland	Treasurer (Principal Financial Officer) and Director of ARAMARK Corporation, the indirect controlling Member

* Joseph M. Munnelly	Assistant Treasurer (Principal Accounting Officer)

* L. Frederick Sutherland	Director of ARAMARK Corporation, the indirect controlling Member

By:	/S/ ROBERT T. RAMBO, JR.
Name: Robert T. Rambo, Jr. Title: Attorney-in-Fact